UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2021

RSE ARCHIVE, LLC
(Exact name of issuer as specified in its charter)

Delaware	37-1920898
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

250 LAFAYETTE STREET, 2nd FLOOR, NEW YORK, NY 10012

(Full mailing address of principal executive offices)

(347) 952-8058
(Issuer’s telephone number, including area code)

www.rallyrd.com
(Issuer’s website)

Series #52MANTLE membership interests; Series #71MAYS membership interests; Series #RLEXPEPSI membership interests; Series #10COBB membership interests; Series #POTTER membership interests; Series #TWOCITIES membership interests; Series #FROST membership interests; Series #BIRKINBLEU membership interests; Series #SMURF membership interests; Series #70RLEX membership interests; Series #EINSTEIN membership interests; Series #HONUS membership interests; Series #75ALI membership interests; Series #71ALI membership interests; Series #APROAK membership interests; Series #88JORDAN membership interests; Series #BIRKINBOR membership interests; Series #33RUTH membership interests; Series #SPIDER1 membership interests; Series #BATMAN3 membership interests; Series #ROOSEVELT membership interests; Series #ULYSSES membership interests; Series #56MANTLE membership interests; Series #AGHOWL membership interests; Series #98JORDAN membership interests; Series #18ZION membership interests; Series #SNOOPY membership interests; Series #APOLLO11 membership interests; Series #24RUTHBAT membership interests; Series #YOKO membership interests; Series #86JORDAN membership interests; Series #RUTHBALL1 membership interests; Series #HULK1 membership interests; Series #HIMALAYA membership interests; Series #55CLEMENTE membership interests; Series #38DIMAGGIO membership interests; Series #BOND1 membership interests; Series #LOTR membership interests; Series #CATCHER membership interests; Series #SUPER21 membership interests; Series #BATMAN1 membership interests; Series #GMTBLACK1 membership interests; Series #BIRKINTAN membership interests; Series #61JFK membership interests; Series #50JACKIE membership interests; Series #POKEMON1 membership interests; Series #LINCOLN membership interests; Series #STARWARS1 membership interests; Series #56TEDWILL membership interests; Series #68MAYS membership interests; Series #TMNT1 membership interests; Series #CAPTAIN3 membership interests; Series #51MANTLE membership interests; Series #CHURCHILL membership interests; Series #SHKSPR4 membership interests; Series #03KOBE membership interests; Series #03LEBRON membership interests; Series

#03JORDAN membership interests; Series #39TEDWILL membership interests; Series #94JETER membership interests; Series #2020TOPPS membership interests; Series #FANFOUR1 membership interests; Series #86RICE membership interests; Series #DAREDEV1 membership interests; Series #85MARIO membership interests; Series #TOS39 membership interests; Series #05LATOUR membership interests; Series #16SCREAG membership interests; Series #14DRC membership interests; Series #57MANTLE membership interests; Series #FAUBOURG membership interests; Series #SOBLACK membership interests; Series #GATSBY membership interests; Series #93DAYTONA membership interests; Series #09TROUT membership interests; Series #57STARR membership interests; Series #AF15 membership interests; Series #03KOBE2 membership interests; Series #JOBSMAC membership interests; Series #SPIDER10 membership interests; Series #ALICE membership interests; Series #16PETRUS membership interests; Series #62MANTLE membership interests; Series #BATMAN6 membership interests; Series #CLEMENTE2 membership interests; Series #79STELLA membership interests; Series #TKAM membership interests; Series #SUPER14 membership interests; Series #DIMAGGIO2 membership interests; Series #13BEAUX membership interests; Series #88MARIO membership interests; Series #ANMLFARM membership interests; Series #NASA1 membership interests; Series #00BRADY membership interests; Series #85NES membership interests; Series #04LEBRON membership interests; Series #85JORDAN membership interests; Series #69KAREEM membership interests; Series #59JFK membership interests; Series #JUSTICE1 membership interests; Series #GRAPES membership interests; Series #GOLDENEYE membership interests; Series #03LEBRON2 membership interests; Series #34GEHRIG membership interests; Series #98KANGA membership interests; Series #06BRM membership interests; Series #MOONSHOE membership interests; Series #DUNE membership interests; Series #86FLEER membership interests; Series #58PELE2 membership interests; Series #WILDGUN membership interests; Series #18LAMAR membership interests; Series #03TACHE membership interests; Series #AVENGE57 membership interests; Series #99TMB2 membership interests; Series #AVENGERS1 membership interests; Series #13GIANNIS membership interests; Series #04MESSI membership interests; Series #PUNCHOUT membership interests; Series #BULLSRING membership interests; Series #70AARON membership interests; Series #96CHARZRD membership interests; Series #ICECLIMB membership interests; Series #01TIGER membership interests; Series #JUNGLEBOX membership interests; Series #51HOWE membership interests; Series #09COBB membership interests; Series #96JORDAN2 membership interests; Series #THOR membership interests; Series #FOSSILBOX membership interests; Series #59FLASH membership interests; Series #POKEBLUE membership interests; Series #DOMINOS membership interests; Series #PICNIC membership interests; Series #98GTA membership interests; Series #58PELE membership interests; Series #09CURRY membership interests; Series #84JORDAN membership interests; Series #09BEAUX membership interests; Series #KEROUAC membership interests; Series #96JORDAN membership interests; Series #FEDERAL membership interests; Series #62BOND membership interests; Series #71TOPPS membership interests; Series #DEATON membership interests; Series #98ZELDA membership interests; Series #03JORDAN2 membership interests; Series #WOLVERINE membership interests; Series #91JORDAN membership interests; Series #79GRETZKY membership interests; Series #17DUJAC membership interests; Series #FAUBOURG2 membership interests; Series #MOSASAUR membership interests; Series #92JORDAN membership interests; Series #14KOBE membership interests; Series #03LEBRON3 membership interests; Series #95TOPSUN membership interests; Series #OPEECHEE membership interests; Series #59BOND membership interests; Series #09TROUT2 membership interests; Series #ROCKETBOX membership interests; Series #94JORDAN membership interests; Series #85MJPROMO membership interests; Series #17MAHOMES membership interests; Series #76PAYTON membership interests; Series #11BELAIR membership interests; Series #16KOBE membership interests; Series #FANFOUR5 membership interests; Series #86DK3 membership interests; Series #18LUKA membership interests; Series #MARADONA membership interests; Series #68RYAN membership interests; Series #99CHARZRD membership interests; Series #96KOBE membership interests; Series #POKEYELOW membership interests; Series #POKELUGIA membership interests; Series #48JACKIE membership interests; Series #VANHALEN membership interests; Series #XMEN1 membership interests; Series #05MJLJ membership interests; Series #81MONTANA membership interests; Series #00MOUTON membership interests; Series #07DURANT membership interests; Series #56AARON membership interests; Series #85LEMIEUX membership interests; Series #87JORDAN membership interests; Series #AC23 membership interests; Series #APPLE1 membership interests; Series #GWLOTTO membership interests; Series #GYMBOX membership interests; Series #HUCKFINN membership interests; Series #NEOBOX membership interests; Series #NEWTON membership interests; Series #NICKLAUS1 membership interests; Series POKEMON2 membership interests; Series #POKERED membership interests; Series #RIVIERA membership interests; Series #SMB3 membership interests; Series #WALDEN membership interests; Series #WZRDOFOZ membership interests; Series #60ALI membership interests; Series #TORNEK membership interests; Series #DIMAGGIO3 membership interests; Series #POKEMON3 membership interests; Series #09CURRY2 membership interests; Series #80ALI membership interests; Series #58PELE3 membership interests; Series #BATMAN2 membership interests; Series #85ERVING membership interests; Series #LJKOBE membership interests;  Series #99MJRETRO membership interests; Series #FLASH123 membership interests; Series #85GPK membership interests; Series #IPOD membership interests; Series #HGWELLS membership interests; Series #85JORDAN2 membership interests; Series #SANTANA membership interests; Series #CONGRESS membership interests; Series #66ORR membership interests; Series #01TIGER2 membership interests; Series #GRIFFEYJR membership interests; Series #87ZELDA membership interests; Series #01HALO membership interests; Series #EINSTEIN2 membership interests; Series #86JORDAN2 membership interests; Series #97KOBE membership interests; Series #XMEN94 membership interests; Series #TOPPSTRIO membership interests; Series #81BIRD membership interests; Series #THEROCK membership interests; Series #04MESSI2 membership interests; Series #09RBLEROY membership interests; Series #XLXMEN1 membership interests; Series #03LEBRON5 membership interests; Series #SLASH membership interests; Series #METEORITE membership interests; Series #89TMNT membership interests; Series #00BRADY2 membership interests; Series #NESWWF membership interests; Series #PUNK9670 membership interests; Series #18ALLEN membership interests; Series #CASTLEII membership interests; Series #36OWENS membership interests; Series #BAYC601 membership interests; Series #60MANTLE membership interests; Series #PUNK8103 membership interests; Series #GHOST1 membership interests; Series #KIRBY membership interests; Series #20HERBERT membership interests; Series #HENDERSON membership interests; Series #03RONALDO membership interests; Series #BROSGRIMM membership interests; Series #HONUS2 membership interests; Series #MARX membership interests; Series #MEEB15511 membership interests; Series #90BATMAN membership interests; Series #09HARDEN membership interests; Series #SIMPSONS1 membership interests; Series #SPIDER129 membership interests; Series #93JETER membership interests; Series #NESDK3 membership interests; Series #BAYC7359 membership interests; Series #CURIO10 membership interests; Series #WILDTHING membership interests; Series #1776 membership interests; Series #MACALLAN1 membership interests; Series #98JORDAN2 membership interests; Series #BAYC9159 membership interests; Series #FANTASY7 membership interests; Series #SURFER4 membership interests; Series #OHTANI1 membership interests; Series #OHTANI2 membership interests; Series #WILT100 membership interests; Series #PENGUIN membership interests; Series #KARUIZAWA membership interests; Series #KOMBAT membership interests; Series #APPLELISA membership interests; Series #98MANNING membership interests; Series #GIJOE membership interests; Series #BEATLES1 membership interests; Series #SQUIG5847 membership interests; Series #PACQUIAO membership interests; Series #83JOBS membership interests; Series #BATMAN181 membership interests; Series #HOBBIT membership interests

(Securities issued pursuant to Regulation A)

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTION PAGE

MASTER SERIES TABLE 7

ITEM 1. BUSINESS 58

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS 64

ITEM 3. DIRECTORS AND OFFICERS 105

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS 112

ITEM 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS 125

ITEM 6. OTHER INFORMATION 127

ITEM 7.  FINANCIAL STATEMENTS F-1

ITEM 8. EXHIBIT INDEX III-1

In this Annual Report on Form 1-K (the “Form 1-K”), references to “we,” “us,” “our,” “RSE Archive,” or the “Company” mean RSE Archive, LLC, a Delaware series limited liability company formed on January 3, 2019.

Unless otherwise indicated, information contained in this Form 1-K concerning our industry and the markets in which we operate is based on information from independent industry and research organizations and other third-party sources (including publications, surveys and forecasts), and management estimates. Although we believe the data from these third-party sources is reliable, we have not independently verified any third-party information.

FORWARD LOOKING STATEMENT DISCLOSURE

This Form 1-K and any documents incorporated by reference herein or therein contain forward-looking statements and are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this Form 1-K are forward-looking statements. Forward-looking statements give the Company’s current reasonable expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Form 1-K and any documents incorporated by reference herein or therein are based on reasonable assumptions the Company has made in light of its industry experience, perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. As you read and consider this Form 1-K, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond the Company’s control) and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual operating and financial performance and cause its performance to differ materially from the performance anticipated in the forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove incorrect or change, the Company’s actual operating, and financial performance may vary in material respects from the performance projected in these forward-looking statements.

For more information regarding the risks and uncertainties that we face, you should refer to the “Risk Factors” detailed in the Post-Qualification Amendment No. 50 (filed on February 23, 2022) to the offering statement on Form 1-A filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 13, 2019 (the “Offering Statement”), as may be amended, and in our subsequent reports and offering statements filed from time to time with the Commission. Any forward-looking statement made by the Company in this Form 1-K or any documents incorporated by reference herein or therein speak only as of the date of this Form 1-K. Factors or events that could cause our actual operating and financial performance to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Trademarks and Trade Names

From time to time, we own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This Form 1-K may also contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks and trade names in this Form 1-K is not intended to, and does not imply, a relationship with us or an endorsement or sponsorship by or of us. Solely for convenience, the trademarks, service marks and trade names referred to in this Form 1-K may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names.

MASTER SERIES TABLE

The Company is managed by RSE Archive Manager, LLC (the “Manager”), a single member Delaware limited liability company formed on March 27, 2019, which is owned by Rally Holdings LLC, a Delaware limited liability company (the “Rally Holdings” or “Asset Manager”), which serves as the asset manager for the collection of collectible memorabilia owned by the Company and each series (the “Asset Manager”). The Company’s core business is the identification, acquisition, marketing and management of memorabilia, collectible items, alcohol and digital assets, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. All of the series of the Company may collectively be referred to herein as the “Series” and the assets and liabilities of each Series will be separate in accordance with Delaware law. The interests of all Series may collectively be referred to herein as the “Interests” and a purchaser of Interests in any Series (an “Investor”) will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series. The offerings of the Interests may collectively be referred to herein as the “Offerings.” There will be a separate Closing with respect to each Offering (each, a “Closing”). The Series assets referenced below may be referred to herein, collectively, as the “Underlying Assets.” Any individuals, dealers or auction company that own an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset may be referred to herein as an “Asset Seller.” We intend to distribute all Offerings of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests (the “Rally Rd.™ Platform” or the “Platform”). The Manager intends to continue to develop opportunities to allow Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of potential tangible interactions with assets on the Platform and unique collective ownership experiences (the “Membership Experience Programs”).

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table.

Series	Qualification Date	Offering Circular	Underlying Asset	Status	Opening Date (1)	Closing Date	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee (5)	Trading Window (4)
#52MANTLE	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1952 Topps #311 Mickey Mantle Card	Closed	10/18/2019	10/25/2019	$132.00	1,000	$132,000 (3)	$3,090	8/20/2021
#71MAYS	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1971 Willie Mays Jersey	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830	9/7/2021
#RLEXPEPSI	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	Rolex GMT Master II 126710BLRO	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22	8/25/2021
#10COBB	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1910 E98 Ty Cobb Card	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510	9/10/2021
#POTTER	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1997 First Edition Harry Potter	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	-$510	10/19/2021
#TWOCITIES	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition A Tale of Two Cities	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55	10/12/2021
#FROST	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition A Boy's Will	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865	11/11/2021

#BIRKINBLEU	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Bleu Saphir Lizard Hermès Birkin	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170	11/17/2021
#SMURF	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Rolex Submariner Date "Smurf" Ref. 116619LB	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905	8/16/2021
#70RLEX	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1970 Rolex Ref. 5100 Beta 21	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50	9/8/2021
#EINSTEIN	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition of Philosopher-Scientist	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855	7/21/2021
#HONUS	11/27/2019	(Post-Qualification Amendment No. 2 to Offering Statement 1)	1909-1911 T206 Honus Wagner Card	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572	9/24/2021
#75ALI	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Closed	12/19/2019	12/29/2019	$46.00	1,000	$46,000 (3)	-$10	7/13/2021
#71ALI	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1971 “Fight of the Century” Contract	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090	2/6/2020

#APROAK	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Sold - $110,000 Acquisition Offer Accepted on 06/25/2021	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	-$63	6/30/2021
#88JORDAN	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1988 Michael Jordan Nike Air Jordan III Sneakers	Closed	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230	8/23/2021
#BIRKINBOR	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225	9/13/2021
#33RUTH	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1933 Goudey #144 Babe Ruth Card	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603	8/25/2021
#SPIDER1	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230	9/21/2021
#BATMAN3	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1940 D.C. Comics Batman #3 CGC NM 9.4	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585	9/9/2021
#ULYSSES	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1935 First Edition Ulysses	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695	8/11/2021

#ROOSEVELT	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition African Game Trails	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008	8/27/2021
#56MANTLE	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1956 Topps #135 Mickey Mantle Card	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	-$650	8/24/2021
#AGHOWL	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition Howl and Other Poems	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810	11/4/2021
#98JORDAN	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1998 Michael Jordan Jersey	Sold - $165,000 Acquisition Offer Accepted on 05/11/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160	5/14/2020
#18ZION	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	2018 Zion Williamson Adidas James Harden Sneakers	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200	10/13/2021
#SNOOPY	11/27/2019	(Post-Qualification Amendment No. 2 to Offering Statement 1)	2015 Omega Speedmaster Moonwatch	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	-$55	9/24/2021
#APOLLO11	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Apollo 11 Crew-Signed New York Times Cover	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130	9/2/2021

#24RUTHBAT	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1924 George "Babe" Ruth Professional Model Bat	Closed	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	-$513	8/2/2021
#YOKO	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition Grapefruit	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840	8/16/2021
#86JORDAN	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1986 Fleer #57 Michael Jordan Card	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600	6/1/2020
#HULK1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1962 The Incredible Hulk #1 CGC VF 8.0	Sold - $116,000 Acquisition Offer Accepted on 07/19/2021	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143	7/19/2021
#RUTHBALL1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1934-39 Official American League Babe Ruth Single Signed Baseball	Closed	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510	8/18/2021
#HIMALAYA	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300	9/22/2021
#38DIMAGGIO	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680	9/17/2021

#55CLEMENTE	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520	9/16/2021
#LOTR	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10	7/30/2021
#CATCHER	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1951 First Edition, First Issue The Catcher in the Rye	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25	10/8/2021
#BOND1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1953 First Edition, First Issue Casino Royale	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510	9/8/2021
#SUPER21	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1943 Superman #21 CGC VF/NM 9.0 comic book	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615	9/24/2021
#BATMAN1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Closed	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658	10/6/2021
#BIRKINTAN	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	10/25/2021

#GMTBLACK1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	Rolex 18k Yellow Gold GMT-Master ref. 16758	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	8/19/2021
#61JFK	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520	9/7/2021
#POKEMON1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213	8/16/2021
#50JACKIE	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1950 Bowman #22 Jackie Robinson Card	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100	10/13/2020
#LINCOLN	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1864 Signed, Vignetted Portrait of Abraham Lincoln	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900	11/17/2021
#STARWARS1	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980	8/12/2021
#68MAYS	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510	7/9/2021

#56TEDWILL	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1956 Ted Williams Game-Worn Red Sox Home Jersey	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825	9/23/2021
#TMNT1	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Sold - $100,000 Acquisition Offer Accepted on 06/07/2021	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$4,250	6/8/2021
#CAPTAIN3	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464	6/18/2021
#51MANTLE	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1951 Bowman #253 Mickey Mantle Card	Sold - $65,000 Acquisition Offer Accepted on 04/14/2022	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060	7/27/2021
#CHURCHILL	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25	11/10/2021
#SHKSPR4	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282	8/6/2021
#03KOBE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400	8/2/2021

#03LEBRON	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Sold - $56,000 Acquisition Offer Accepted on 01/31/2022	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560	7/13/2021
#03JORDAN	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490	7/2/2021
#39TEDWILL	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	-$1,130	8/11/2021
#94JETER	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450	6/30/2021
#2020TOPPS	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100	8/19/2021
#FANFOUR1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Sold - $126,000 Acquisition Offer Accepted on 06/14/2021	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563	6/15/2021
#85MARIO	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Sold - $2,000,000 Acquisition Offer Accepted on 08/09/2021	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775	8/19/2021

#TOS39	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Sold - $240,000 Acquisition Offer Accepted on 01/31/2022	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038	8/3/2021
#DAREDEV1	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Sold - $22,080 Acquisition Offer Accepted on 07/26/2021	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985	7/26/2021
#05LATOUR	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	One case of twelve (12) 75cl bottles of 2005 Château Latour	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161	9/27/2021
#16SCREAG	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566	10/18/2021
#14DRC	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380	11/11/2021
#86RICE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1986 Topps #161 Jerry Rice Rookie Card	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,670	9/8/2021
#57MANTLE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1957 Topps #95 Mickey Mantle Card	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	-$1,182	9/28/2021

#FAUBOURG	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675	9/28/2021
#SOBLACK	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087	10/15/2021
#GATSBY	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800	11/18/2021
#93DAYTONA	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480	10/29/2021
#09TROUT	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	-$4,540	7/30/2021
#57STARR	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1957 Topps #119 Bart Starr Rookie Card	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	-$1,182	6/14/2021
#AF15	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Sold - $240,000 Acquisition Offer Accepted on 06/07/2021	10/9/2020	10/19/2020	$25.00	8,000	$200,000 (3)	$6,900	6/8/2021

#03KOBE2	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 11)	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Closed	10/6/2020	10/22/2020	$4.00	5,750	$23,000 (3)	$641	9/22/2021
#JOBSMAC	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1986 Macintosh Plus Computer Signed by Steve Jobs	Closed	10/10/2020	10/22/2020	$10.00	5,000	$50,000 (3)	$13,168	8/27/2021
#16PETRUS	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 9 to Offering Statement 1)	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Closed	8/29/2020	11/3/2020	$5.00	9,000	$45,000 (3)	$5,214	8/26/2021
#ALICE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Closed	9/6/2020	11/3/2020	$1.00	12,000	$12,000 (3)	$1,480	11/15/2021
#SPIDER10	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Closed	9/6/2020	11/3/2020	$5.00	4,200	$21,000 (3)	$1,688	9/7/2021

#62MANTLE	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Closed	10/19/2020	11/4/2020	$25.00	6,000	$150,000 (3)	$14,775	7/26/2021
#BATMAN6	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1941 Batman #6 CGC NM 9.4 comic book	Closed	10/21/2020	11/4/2020	$13.50	2,000	$27,000 (3)	$2,330	8/5/2021
#CLEMENTE2	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1959 Roberto Clemente Signature Model Bat	Closed	9/29/2020	11/9/2020	$35.00	2,000	$70,000 (3)	$8,173	7/7/2021
#SUPER14	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1942 Superman #14 CGC NM 9.4 comic book	Sold - $156,000 Acquisition Offer Accepted on 08/03/2021	11/6/2020	11/16/2020	$25.00	5,200	$130,000 (3)	$7,125	8/3/2021
#79STELLA	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Closed	10/5/2020	11/16/2020	$5.00	13,800	$69,000 (3)	$5,693	9/15/2021
#TKAM	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Closed	10/26/2020	11/16/2020	$16.00	2,000	$32,000 (3)	$1,980	9/1/2021
#DIMAGGIO2	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Closed	11/10/2020	11/18/2020	$10.50	2,000	$21,000 (3)	$2,036	7/20/2021

#13BEAUX	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Closed	11/10/2020	11/23/2020	$5.00	5,100	$25,500 (3)	$2,124	10/4/2021
#88MARIO	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Sold - $60,000 Acquisition Offer Accepted on 12/29/2020	11/12/2020	11/23/2020	$15.00	2,000	$30,000 (3)	$3,600	12/30/2020
#ANMLFARM	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	First Edition, First printing of Animal Farm by George Orwell	Closed	11/16/2020	11/23/2020	$10.00	1,000	$10,000 (3)	$434	7/27/2021
#NASA1	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Closed	10/25/2020	11/25/2020	$30.00	10,000	$300,000 (3)	$39,763	10/6/2021
#00BRADY	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 14 to Offering Statement 1)	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Closed	11/19/2020	11/30/2020	$12.00	3,750	$45,000 (3)	$8,298	9/2/2021
#85NES	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Closed	11/17/2020	11/30/2020	$4.00	8,000	$32,000 (3)	$4,321	8/17/2021

#JUSTICE1	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Closed	11/18/2020	12/7/2020	$43.00	5,000	$215,000 (3)	$20,635	8/18/2021
#69KAREEM	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Closed	11/23/2020	12/7/2020	$11.00	2,500	$27,500 (3)	$2,896	8/30/2021
#59JFK	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Closed	11/25/2020	12/7/2020	$13.00	2,000	$26,000 (3)	$1,538	9/17/2021
#04LEBRON	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Closed	10/29/2020	12/7/2020	$10.00	5,000	$50,000 (3)	$4,371	9/29/2021
#85JORDAN	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Closed	11/8/2020	12/7/2020	$25.00	10,000	$250,000 (3)	$5,025	9/13/2021
#GOLDENEYE	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Closed	11/24/2020	12/14/2020	$5.00	5,000	$25,000 (3)	$808	9/9/2021
#MOONSHOE	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	Original pair of Nike "Moon Shoe" sneakers	Closed	11/25/2020	12/14/2020	$10.00	18,000	$180,000 (3)	$26,250	9/15/2021

#03LEBRON2	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10	Closed	11/30/2020	12/14/2020	$20.00	5,000	$100,000 (3)	$7,523	8/26/2021
#GRAPES	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Closed	12/1/2020	12/14/2020	$19.50	2,000	$39,000 (3)	$6,408	10/1/2021
#34GEHRIG	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Closed	12/3/2020	12/14/2020	$7.00	5,000	$35,000 (3)	$3,845	10/7/2021
#98KANGA	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10	Closed	12/2/2020	12/14/2020	$8.00	21,250	$170,000 (3)	$16,425	11/19/2021
#06BRM	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Closed	12/7/2020	12/14/2020	$10.00	1,850	$18,500 (3)	$1,351	11/18/2021
#DUNE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Closed	12/10/2020	12/22/2020	$13.25	1,000	$13,250 (3)	$1,418	10/18/2021
#86FLEER	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE	Closed	12/7/2020	12/22/2020	$10.00	16,500	$165,000 (3)	$14,666	8/31/2021

#WILDGUN	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1985 NES Wild Gunman Wata 9.2 A+ Video Game	Closed	12/15/2020	12/22/2020	$7.00	4,000	$28,000 (3)	$2,591	8/26/2021
#58PELE2	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1958 Editora Aquarela Pelé Card graded PSA NM 7	Sold - $62,000 Acquisition Offer Accepted on 02/26/2021	12/16/2020	12/22/2020	$5.00	5,300	$26,500 (3)	$1,930	2/17/2021
#18LAMAR	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	Sold - $88,500 Acquisition Offer Accepted on 12/29/2020	12/7/2020	12/29/2020	$8.00	7,750	$62,000 (3)	$5,875	12/30/2020
#13GIANNIS	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	Closed	12/19/2020	1/13/2021	$5.00	5,000	$25,000 (3)	$4,023	8/9/2021
#AVENGERS1	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1963 Avengers #1 CGC NM + 9.6 comic book	Sold - $325,000 Acquisition Offer Accepted on 07/09/2021	12/16/2020	1/13/2021	$54.00	5,000	$270,000 (3)	$14,675	7/9/2021
#04MESSI	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	Closed	12/21/2020	1/13/2021	$5.00	9,000	$45,000 (3)	$3,403	8/3/2021
#AVENGE57	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Closed	12/2/2020	1/13/2021	$1.00	20,000	$20,000 (3)	$1,698	11/19/2021

#03TACHE	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Closed	11/17/2020	1/13/2021	$5.00	15,600	$78,000 (3)	$5,699	9/10/2021
#99TMB2	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	Closed	12/14/2020	1/13/2021	$6.00	10,000	$60,000 (3)	$8,000	11/5/2021
#PUNCHOUT	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1987 NES Mike Tyson’s PUNCH-OUT!! Wata 9.4 A+ video game	Closed	12/22/2020	1/13/2021	$9.00	10,000	$90,000 (3)	$7,825	9/23/2021
#BULLSRING	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	Closed	12/19/2020	1/13/2021	$10.00	30,000	$300,000 (3)	$44,008	8/10/2021
#70AARON	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1970 Topps Hank Aaron card graded PSA GEM MINT 10	Closed	12/23/2020	1/13/2021	$3.00	6,000	$18,000 (3)	$598	8/6/2021
#96CHARZRD	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1996 Pokemon Japanese Base Set No Rarity Symbol Holo Charizard #6 PSA MINT 9	Closed	12/27/2020	1/13/2021	$10.00	6,500	$65,000 (3)	$5,304	9/10/2021
#01TIGER	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	2001 SP Authentic #45 Tiger Woods Autographed Rookie Card graded BGS GEM MINT 9.5	Closed	12/30/2020	1/13/2021	$10.00	1,850	$18,500 (3)	$1,615	7/28/2021

#ICECLIMB	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1985 NES Ice Climber Wata 9.0 A video game	Closed	12/28/2020	1/13/2021	$8.00	10,000	$80,000 (3)	$7,958	10/20/2021
#09COBB	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	Closed	1/6/2021	1/19/2021	$4.00	8,000	$32,000 (3)	$2,980	8/17/2021
#51HOWE	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	Sold - $52,000 Acquisition Offer Accepted on 01/28/2022	1/5/2021	1/19/2021	$9.00	5,000	$45,000 (3)	$3,445	8/13/2021
#96JORDAN2	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	Closed	1/11/2021	1/19/2021	$5.00	10,800	$54,000 (3)	$3,691	8/12/2021
#JUNGLEBOX	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1999 Pokémon Jungle 1st Edition Booster Box	Closed	1/3/2021	1/19/2021	$5.00	6,900	$34,500 (3)	$2,955	11/3/2021
#59FLASH	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1959 The Flash #105 comic book graded NM 9.4 by CGC	Closed	1/12/2021	1/25/2021	$6.50	10,000	$65,000 (3)	$5,129	9/16/2021
#FOSSILBOX	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	Closed	1/11/2021	1/25/2021	$5.00	4,200	$21,000 (3)	$1,569	11/12/2021

#THOR	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1962 Journey Into Mystery #83 CGC NM 9.4	Sold - $261,000 Acquisition Offer Accepted on 07/14/2021	1/7/2021	1/25/2021	$20.00	10,750	$215,000 (3)	$15,638	7/15/2021
#POKEBLUE	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1998 Game Boy Pokémon Blue video game	Closed	1/20/2021	1/27/2021	$10.00	2,400	$24,000 (3)	$2,660	7/29/2021
#98GTA	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 17 to Offering Statement 1)	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	Closed	1/14/2021	1/27/2021	$5.00	3,150	$15,750 (3)	$1,172	11/2/2021
#PICNIC	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Closed	12/9/2020	1/27/2021	$27.00	2,000	$54,000 (3)	$4,358	9/15/2021
#DOMINOS	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1990 Rolex Air-King Dominos Pizza Special Edition Watch	Closed	1/19/2021	1/27/2021	$5.50	2,000	$11,000 (3)	$1,169	10/21/2021
#58PELE	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	Closed	1/11/2021	1/28/2021	$10.00	31,500	$315,000 (3)	$20,441	10/5/2021

#09CURRY	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	Closed	1/25/2021	2/2/2021	$10.00	2,500	$25,000 (3)	$524	9/9/2021
#84JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	Closed	1/21/2021	2/2/2021	$25.00	15,000	$375,000 (3)	$49,831	9/1/2021
#09BEAUX	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Closed	1/4/2021	2/2/2021	$5.00	6,800	$34,000 (3)	$3,085	11/3/2021
#KEROUAC	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Closed	12/13/2020	2/7/2021	$20.00	4,900	$98,000 (3)	$10,583	9/22/2021
#96JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	Closed	1/26/2021	2/7/2021	$4.00	12,000	$48,000 (3)	$4,420	9/3/2021
#FEDERAL	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	Closed	1/25/2021	2/7/2021	$15.00	10,000	$150,000 (3)	$26,675	9/27/2021
#62BOND	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1962 First Edition Presentation copy of The Spy Who Loved Me by Ian Fleming inscribed to Robert Kennedy	Closed	12/30/2020	2/7/2021	$6.00	15,500	$93,000 (3)	$13,593	9/14/2021

#71TOPPS	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	Closed	1/18/2021	2/17/2021	$4.00	17,000	$68,000 (3)	$5,759	9/9/2021
#DEATON	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	Closed	1/25/2021	2/17/2021	$25.00	11,400	$285,000 (3)	$27,283	11/5/2021
#98ZELDA	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	Closed	2/3/2021	2/17/2021	$4.70	5,000	$23,500 (3)	$2,165	11/15/2021
#03JORDAN2	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	Closed	2/9/2021	2/22/2021	$4.20	10,000	$42,000 (3)	$4,154	9/27/2021
#WOLVERINE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 17 to Offering Statement 1)	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	Sold - $57,000 Acquisition Offer Accepted on 07/22/2021	2/7/2021	2/22/2021	$9.50	5,000	$47,500 (3)	$3,925	7/26/2021
#91JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	Closed	1/31/2021	2/24/2021	$7.00	10,000	$70,000 (3)	$590	9/20/2021

#79GRETZKY	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	Closed	2/5/2021	2/25/2021	$40.00	20,000	$800,000 (3)	$64,216	9/14/2021
#17DUJAC	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Closed	2/15/2021	3/8/2021	$8.00	3,250	$26,000 (3)	$1,408	9/1/2021
#FAUBOURG2	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Closed	12/28/2020	3/8/2021	$15.00	11,000	$165,000 (3)	$11,483	9/3/2021
#MOSASAUR	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Mosasaur Halisaurus Arambourgi Skeleton	Closed	2/21/2021	3/15/2021	$5.00	6,000	$30,000 (3)	$8,658	9/20/2021
#92JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	Closed	2/23/2021	3/15/2021	$6.00	7,000	$42,000 (3)	$4,480	10/1/2021
#14KOBE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	Sold - $95,000 Acquisition Offer Accepted on 01/21/2022	2/14/2021	3/15/2021	$8.00	9,750	$78,000 (3)	$6,250	10/8/2021
#03LEBRON3	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	Closed	2/12/2021	3/15/2021	$23.00	10,000	$230,000 (3)	$20,924	11/10/2021

#95TOPSUN	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	Closed	3/2/2021	3/15/2021	$6.00	10,000	$60,000 (3)	$8,300	8/30/2021
#09TROUT2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	Closed	2/28/2021	3/16/2021	$5.00	11,200	$56,000 (3)	$4,340	6/25/2021
#59BOND	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 17 to Offering Statement 1)	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	Closed	2/24/2021	3/16/2021	$8.00	10,250	$82,000 (3)	$11,381	11/9/2021
#OPEECHEE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	Closed	2/19/2021	3/16/2021	$30.00	10,000	$300,000 (3)	$41,699	10/14/2021
#ROCKETBOX	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	Closed	3/10/2021	3/22/2021	$6.00	4,750	$28,500 (3)	$1,894	9/16/2021
#94JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	Closed	2/16/2021	3/22/2021	$8.50	10,000	$85,000 (3)	$9,295	11/8/2021

#18LUKA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	Closed	3/14/2021	4/6/2021	$5.00	5,300	$26,500 (3)	$2,813	7/8/2021
#86DK3	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	Sold - $60,000 Acquisition Offer Accepted on 08/30/2021	3/1/2021	4/6/2021	$10.00	4,350	$43,500 (3)	$3,565	8/31/2021
#FANFOUR5	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	Closed	3/3/2021	4/6/2021	$8.00	10,000	$80,000 (3)	$5,900	10/19/2021
#16KOBE	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Closed	3/5/2021	4/6/2021	$8.00	100,000	$800,000 (3)	$147,929	11/19/2021
#11BELAIR	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Closed	3/10/2021	4/6/2021	$11.00	2,000	$22,000 (3)	$1,541	9/21/2021
#76PAYTON	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	Closed	3/9/2021	4/6/2021	$6.50	10,000	$65,000 (3)	$9,750	11/11/2021
#17MAHOMES	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	Sold - $350,000 Acquisition Offer Accepted on 01/24/2022	2/27/2021	4/6/2021	$12.00	25,000	$300,000 (3)	$79,150	10/21/2021

#85MJPROMO	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	Closed	3/7/2021	4/6/2021	$8.00	3,500	$28,000 (3)	$4,120	7/9/2021
#96KOBE	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	Closed	3/24/2021	4/9/2021	$11.00	7,000	$77,000 (3)	$7,662	7/12/2021
#99CHARZRD	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	Closed	3/20/2021	4/9/2021	$10.00	35,000	$350,000 (3)	$42,825	10/18/2021
#68RYAN	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	Closed	3/17/2021	4/9/2021	$7.00	10,000	$70,000 (3)	$8,102	7/15/2021
#MARADONA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	Closed	3/16/2021	4/9/2021	$7.00	2,000	$14,000 (3)	$1,428	7/21/2021
#POKEYELOW	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	Closed	3/23/2021	4/13/2021	$5.00	11,000	$55,000 (3)	$6,850	10/15/2021
#POKELUGIA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	Closed	3/15/2021	4/13/2021	$11.00	10,000	$110,000 (3)	$12,475	10/22/2021

#XMEN1	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1963 X-Men #1 CGC NM 9.4 comic book	Sold - $325,000 Acquisition Offer Accepted on 06/21/2021	3/13/2021	4/15/2021	$20.00	12,000	$240,000 (3)	$20,200	6/22/2021
#VANHALEN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	Closed	2/2/2021	4/15/2021	$12.40	5,000	$62,000 (3)	$5,954	10/14/2021
#48JACKIE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	Closed	1/29/2021	4/15/2021	$20.00	18,750	$375,000 (3)	$27,717	11/12/2021
#05MJLJ	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	Closed	3/20/2021	7/1/2021	$4.00	20,500	$82,000 (3)	$7,949	10/20/2021
#81MONTANA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	Closed	3/29/2021	7/1/2021	$7.00	10,000	$70,000 (3)	$5,175	10/15/2021
#00MOUTON	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Closed	4/1/2021	7/1/2021	$13.50	2,000	$27,000 (3)	$2,181	9/30/2021
#07DURANT	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	2007 Topps Chrome Orange Refractor Kevin Durant Rookie Card graded PSA GEM MT 10	Closed	6/4/2021	7/1/2021	$13.00	9,000	$117,000 (3)	-$1,656	11/1/2021

#56AARON	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1956 Topps #31 Hank Aaron (White Back) graded PSA Mint 9	Closed	4/23/2021	7/1/2021	$5.00	10,000	$50,000 (3)	$7,401	10/26/2021
#85LEMIEUX	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1985 O-Pee-Chee Hockey Mario Lemieux Rookie Card #9 graded PSA GEM-MT 10	Closed	4/7/2021	7/1/2021	$5.00	17,500	$87,500 (3)	$7,251	10/27/2021
#87JORDAN	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1987 Fleer Michael Jordan Card #59 graded PSA GEM MT 10	Closed	3/30/2021	7/1/2021	$5.00	10,000	$50,000 (3)	$3,188	10/22/2021
#AC23	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1940 Action Comics #23 comic book published by D.C. Comics graded CGC 5.5	Closed	5/25/2021	7/1/2021	$7.00	4,000	$28,000 (3)	$2,620	10/25/2021
#APPLE1	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	Closed	4/2/2021	7/1/2021	$25.00	33,000	$825,000 (3)	$65,355	10/1/2021
#GWLOTTO	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1768 George Washington Mountain Road Lottery Ticket with Signature	Closed	4/5/2021	7/1/2021	$14.00	2,500	$35,000 (3)	$7,442	10/4/2021
#GYMBOX	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	Closed	3/30/2021	7/1/2021	$6.00	3,000	$18,000 (3)	$1,663	10/8/2021

#HUCKFINN	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1885 First Edition, Adventures of Huckleberry Finn by Mark Twain	Closed	4/20/2021	7/1/2021	$11.00	2,000	$22,000 (3)	$2,580	10/28/2021
#NEOBOX	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	Closed	4/14/2021	7/1/2021	$4.50	10,000	$45,000 (3)	$3,167	10/7/2021
#NEWTON	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Closed	5/4/2021	7/1/2021	$10.00	30,000	$300,000 (3)	$38,929	10/22/2021
#NICKLAUS1	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 18 to Offering Statement 1)	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	Closed	4/7/2021	7/1/2021	$10.00	4,000	$40,000 (3)	$4,001	10/29/2021
#POKEMON2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	Closed	4/2/2021	7/1/2021	$10.00	41,500	$415,000 (3)	$32,138	10/4/2021
#POKERED	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1998 Game Boy Pokémon Red Video Game graded Wata 9.2 A++	Closed	5/5/2021	7/1/2021	$4.00	10,000	$40,000 (3)	$4,000	9/29/2021

#RIVIERA	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1965 Rolex 1601 Datejust retailed by Joyeria Riviera	Closed	4/12/2021	7/1/2021	$5.00	6,000	$30,000 (3)	$5,888	9/30/2021
#SMB3	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1990 NES Super Mario Bros. 3 Video Game graded Wata 9.4 A+	Closed	4/11/2021	7/1/2021	$5.00	5,000	$25,000 (3)	$2,150	10/6/2021
#WALDEN	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1854 First Edition Walden; or, Life in the Woods by Henry David Thoreau	Closed	5/12/2021	7/1/2021	$10.25	2,000	$20,500 (3)	$2,095	10/26/2021
#WZRDOFOZ	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1900 First Edition of The Wonderful Wizard Of OZ	Closed	4/27/2021	7/1/2021	$15.00	6,000	$90,000 (3)	$7,725	10/5/2021
#60ALI	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1960 Hemmets Journal #23 Cassius Clay (Muhammad Ali) Rookie Card graded PSA Mint 9	Closed	4/2/2021	7/14/2021	$10.00	23,500	$235,000 (3)	$20,014	10/25/2021
#TORNEK	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1964 Tornek-Rayville ref. TR-900	Closed	11/26/2020	7/14/2021	$5.00	33,000	$165,000 (3)	$8,513	11/1/2021
#DIMAGGIO3	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	Closed	5/24/2021	7/14/2021	$20.00	22,500	$450,000 (3)	$26,525	10/28/2021

#POKEMON3	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1999 Pokémon 1st Edition Complete Set graded PSA GEM MT 10	Closed	4/25/2021	7/14/2021	$120.00	5,000	$600,000 (3)	$36,900	10/27/2021
#09CURRY2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 18 to Offering Statement 1)	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	Closed	3/26/2021	7/28/2021	$25.00	21,000	$525,000 (3)	$62,158	11/2/2021
#80ALI	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1980 Muhammad Ali Sparring Gloves Worn in Training for Larry Holmes Bout and Inscribed to Sylvester Stallone	Closed	5/3/2021	7/28/2021	$7.50	10,000	$75,000 (3)	$12,888	11/12/2021
#58PELE3	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	Closed	5/7/2021	7/28/2021	$20.00	11,250	$225,000 (3)	$39,785	11/9/2021
#BATMAN2	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1940 Batman #2 comic book published by D.C. Comics graded CGC 9.0	Closed	5/10/2021	7/28/2021	$10.00	8,500	$85,000 (3)	$6,913	10/27/2021
#85ERVING	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1985 Julius Erving Game Worn and Signed Jersey	Closed	5/17/2021	7/28/2021	$4.50	10,000	$45,000 (3)	$6,044	11/3/2021

#LJKOBE	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	Sold - $215,000 Acquisition Offer Accepted on 11/15/2021	5/17/2021	7/28/2021	$10.00	18,000	$180,000 (3)	$20,073	11/15/2021
#99MJRETRO	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9	Closed	6/12/2021	7/28/2021	$5.00	10,000	$50,000 (3)	$4,630	11/5/2021
#FLASH123	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1961 The Flash #123 comic book published by D.C Comics graded CGC 9.4	Closed	6/18/2021	7/28/2021	$8.00	3,625	$29,000 (3)	$2,610	10/28/2021
#85GPK	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10	Closed	6/28/2021	7/28/2021	$12.00	1,000	$12,000 (3)	-$7,121	10/29/2021
#IPOD	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box	Closed	7/2/2021	7/28/2021	$5.00	5,000	$25,000 (3)	$1,539	10/26/2021
#HGWELLS	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1895 First Edition The Time Machine: An Invention Inscribed by H.G Wells	Closed	6/18/2021	8/2/2021	$6.20	7,500	$46,500 (3)	$4,835	11/1/2021
#85JORDAN2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1985 Signed Michael Jordan "Shattered Backboard" Jersey	Closed	3/21/2021	8/2/2021	$14.00	20,000	$280,000 (3)	$44,500	11/15/2021

#SANTANA	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	Gibson Les Paul SG Guitar owned and played by Carlos Santana	Closed	6/2/2021	8/9/2021	$5.00	15,000	$75,000 (3)	$15,588	11/10/2021
#CONGRESS	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	Closed	6/28/2021	8/9/2021	$24.00	5,000	$120,000 (3)	$18,879	11/8/2021
#66ORR	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	Closed	7/2/2021	8/9/2021	$5.00	10,000	$50,000 (3)	$5,917	11/16/2021
#01TIGER2	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2001 Upper Deck Golf Black Label #1 Tiger Woods Rookie Card graded BGS Pristine 10	Closed	7/9/2021	8/9/2021	$8.50	2,000	$17,000 (3)	$429	11/17/2021
#GRIFFEYJR	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10	Closed	7/13/2021	8/9/2021	$8.00	2,500	$20,000 (3)	$3,754	11/18/2021
#87ZELDA	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	1987 NES Legend of Zelda Video Game graded Wata 9.4 B+	Closed	7/19/2021	8/9/2021	$11.50	10,000	$115,000 (3)	$12,388	11/8/2021

#01HALO	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 19 to Offering Statement 1)	2001 Xbox Halo: Combat Evolved (Black Label) Video Game graded Wata 9.4 A+	Closed	7/23/2021	8/9/2021	$6.80	2,500	$17,000 (3)	$1,980	11/9/2021
#EINSTEIN2	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	1948 Albert Einstein Typed and Signed Letter On God	Closed	7/9/2021	8/9/2021	$16.00	5,000	$80,000 (3)	$8,000	11/16/2021
#86JORDAN2	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10	Closed	7/23/2021	8/11/2021	$8.00	10,000	$80,000 (3)	$4,249
#97KOBE	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA GEM MT 10	Closed	7/30/2021	8/25/2021	$6.50	10,000	$65,000 (3)	$5,237	10/19/2021
#XMEN94	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8	Closed	7/30/2021	8/25/2021	$6.50	10,000	$65,000 (3)	$5,695	10/13/2021
#TOPPSTRIO	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1980 Topps Scoring Leader Card (Bird / Erving /Johnson) Graded PSA MINT 9	Closed	8/6/2021	8/25/2021	$6.00	5,000	$30,000 (3)	-$5,326	10/13/2021

#81BIRD	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1981 Topps #4 Larry Bird Card graded PSA GEM MT 10	Closed	8/11/2021	8/25/2021	$6.00	5,000	$30,000 (3)	-$770	10/12/2021
#THEROCK	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10	Closed	8/1/2021	9/1/2021	$12.00	1,000	$12,000 (3)	-$4,159
#04MESSI2	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10	Closed	8/12/2021	9/1/2021	$7.00	5,000	$35,000 (3)	$1,569
#09RBLEROY	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Closed	8/6/2021	9/1/2021	$25.00	4,300	$107,500 (3)	$8,590
#XLXMEN1	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1975 Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8	Closed	8/20/2021	9/7/2021	$8.00	8,000	$64,000 (3)	$5,260
#03LEBRON5	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9	Closed	8/27/2021	9/13/2021	$10.00	8,500	$85,000 (3)	$9,323
#SLASH	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	Exact aged replica of Slash’s original Factory Black 1966 Gibson Doubleneck Guitar built as a prototype for the Slash EDS-1275 Doubleneck	Closed	8/31/2021	9/30/2021	$5.00	13,000	$65,000 (3)	$13,250

#METEORITE	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon	Closed	8/11/2021	9/30/2021	$20.00	17,500	$350,000 (3)	$68,645
#89TMNT	9/15/2021	(Post-Qualification Amendment No. 24 to Offering Statement 1)	1989 NES Teenage Mutant Ninja Turtles Video Game graded Wata 9.4 A	Closed	9/15/2021	10/7/2021	$11.00	2,000	$22,000 (3)	$633
#00BRADY2	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10	Closed	8/20/2021	10/7/2021	$10.00	32,500	$325,000 (3)	$5,160
#NESWWF	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	1989 NES WWF Wrestlemania Video Game graded Wata 9.6 A+	Closed	9/21/2021	10/7/2021	$3.00	6,000	$18,000 (3)	$1,635
#PUNK9670	9/15/2021	(Post-Qualification Amendment No. 24 to Offering Statement 1)	Number 9670 Female CryptoPunk NFT	Closed	9/16/2021	10/7/2021	$10.00	7,200	$72,000 (3)	$8,037
#18ALLEN	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	2018 National Treasures #163 Josh Allen Autographed Jersey Rookie Card graded BGS 9.5	Closed	9/22/2021	10/12/2021	$3.00	12,000	$36,000 (3)	$2,040
#CASTLEII	9/27/2021	(Post-Qualification Amendment No. 26 to Offering Statement 1)	1988 NES Castlevania II: Simon’s Quest Video Game graded Wata 9.6 A+	Closed	9/27/2021	10/12/2021	$9.00	2,000	$18,000 (3)	$1,635

#36OWENS	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	Four Tickets From Jesse Owens' Gold Medal Events in the 1936 Berlin Olympics	Closed	9/22/2021	10/12/2021	$10.00	2,500	$25,000 (3)	$2,603
#BAYC601	9/27/2021	(Post-Qualification Amendment No. 26 to Offering Statement 1)	Number 601 Bored Ape Yacht Club NFT with Sea Captain’s Hat	Closed	9/27/2021	10/12/2021	$10.00	16,500	$165,000 (3)	$17,578
#60MANTLE	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	Closed	8/20/2021	10/20/2021	$20.00	42,500	$850,000 (3)	$34,525
#PUNK8103	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	Number 8103 Male CryptoPunk NFT	Closed	9/21/2021	10/20/2021	$9.33	60,000	$559,800 (3)	$49,404
#GHOST1	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	1973 Ghost Rider #1 Comic Book published by Marvel graded CGC 9.8	Closed	9/27/2021	10/20/2021	$7.00	2,000	$14,000 (3)	$1,199
#KIRBY	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	1992 GameBoy Kirby’s Dream Land Video Game graded Wata 9.8 A++	Closed	10/12/2021	10/26/2021	$6.00	10,000	$60,000 (3)	$8,215
#20HERBERT	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	2020 National Treasures #158 Justin Herbert Autographed Patch Rookie Card graded BGS 9.5	Closed	9/27/2021	10/26/2021	$7.00	10,000	$70,000 (3)	$8,090

#HENDERSON	9/27/2021	(Post-Qualification Amendment No. 26 to Offering Statement 1)	1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10	Closed	9/27/2021	10/26/2021	$5.00	27,000	$135,000 (3)	-$188
#03RONALDO	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	2003 Panini #137 Cristiano Ronaldo Rookie Card graded PSA 10	Closed	9/27/2021	10/26/2021	$14.00	12,500	$175,000 (3)	$14,556
#BROSGRIMM	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	Closed	5/19/2021	10/26/2021	$27.00	5,000	$135,000 (3)	$19,304
#HONUS2	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	1910 Tip-Top Bread Honus Wagner Card graded PSA 5	Closed	10/12/2021	10/26/2021	$10.00	10,000	$100,000 (3)	$11,944
#MARX	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	1867 First Edition Das Kapital By Karl Marx	Closed	10/12/2021	11/3/2021	$15.00	8,000	$120,000 (3)	$12,200
#MEEB15511	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	Number 15511 Pig Meebit	Closed	10/19/2021	11/3/2021	$5.00	15,000	$75,000 (3)	$5,359
#90BATMAN	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	1990 NES Batman Video Game graded Wata 9.8 A+	Closed	10/19/2021	11/3/2021	$5.90	10,000	$59,000 (3)	$7,225

#09HARDEN	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA GEM MT 10	Closed	10/19/2021	11/3/2021	$13.00	2,000	$26,000 (3)	$1,484
#SIMPSONS1	10/25/2021	(Post-Qualification Amendment No. 32 to Offering Statement 1)	1991 NES Simpsons: Bart vs. The Space Mutants Video Game graded Wata 9.6 A+	Closed	10/25/2021	11/9/2021	$9.25	2,000	$18,500 (3)	$2,130
#SPIDER129	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	1974 Amazing Spider-Man #129 Comic Book published by Marvel graded CGC 9.8	Closed	10/19/2021	11/9/2021	$4.00	10,000	$40,000 (3)	$2,454
#93JETER	10/25/2021	(Post-Qualification Amendment No. 32 to Offering Statement 1)	1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5	Closed	10/25/2021	11/9/2021	$16.00	1,000	$16,000 (3)	-$507
#NESDK3	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	1986 NES Donkey Kong 3 Video Game graded Wata 9.4 A+	Closed	10/19/2021	11/9/2021	$5.00	22,800	$114,000 (3)	$11,320
#BAYC7359	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	Number 7359 Bored Ape Yacht Club NFT with Space Suit	Closed	10/12/2021	11/10/2021	$10.00	19,000	$190,000 (3)	$20,686
#CURIO10	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	Set of Curio Cards NFTs Numbered One to Ten	Closed	11/1/2021	11/15/2021	$7.50	10,000	$75,000 (3)	$5,243

#WILDTHING	10/25/2021	(Post-Qualification Amendment No. 32 to Offering Statement 1)	1963 First Edition Inscribed copy of Where The Wild Things Are by Maurice Sendak	Closed	10/25/2021	11/15/2021	$9.00	2,000	$18,000 (3)	$1,573
#1776	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1 and Supplement No. 2 to Post-Qualification Amendment No. 19 to Offering Statement 1)	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	Closed	4/27/2021	11/26/2021	$25.00	80,000	$2,000,000 (3)	$507,945
#MACALLAN1	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	30 Year Old Macallan Sherry Oak Blue Label Single Malt Scotch Whisky	Closed	11/1/2021	11/30/2021	$13.25	1,000	$13,250 (3)	$104
#98JORDAN2	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	1998 Upper Deck Michael Jordan Jersey Autograph Card graded BGS GEM MINT 9.5	Closed	11/1/2021	11/30/2021	$20.00	16,500	$330,000 (3)	$34,427
#BAYC9159	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	Number 9159 Bored Ape Yacht Club NFT with a Leather Jacket	Closed	11/9/2021	12/8/2021	$5.00	39,000	$195,000 (3)	$2,488
#FANTASY7	11/22/2021	(Post-Qualification Amendment No. 37 to Offering Statement 1)	1997 PlayStation1 Final Fantasy VII	Closed	11/22/2021	12/8/2021	$4.00	10,000	$40,000 (3)	$3,468

#SURFER4	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	1969 Silver Surfer #4 Comic Book published by Marvel graded CGC 9.8	Closed	11/9/2021	12/14/2021	$8.00	10,000	$80,000 (3)	$10,800
#OHTANI1	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	2018 Bowman Chrome Shohei Ohtani Orange Refractors Pitching Autographed Rookie Card graded BGS 9.5	Closed	11/9/2021	12/14/2021	$9.00	10,000	$90,000 (3)	$6,919
#OHTANI2	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	2018 Bowman Chrome Shohei Ohtani Orange Refractors Batting Autographed Rookie Card graded BGS 9.5	Closed	11/9/2021	12/14/2021	$8.00	9,125	$73,000 (3)	$6,123
#WILT100	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	1962 Ticket Stub from Wilt Chamberlain’s 100-Point Game graded PSA 3	Closed	11/9/2021	12/14/2021	$10.00	11,500	$115,000 (3)	$12,349
#PENGUIN	11/15/2021	(Post-Qualification Amendment No. 35 to Offering Statement 1)	1941 Detective Comics #58 Comic Book published by D.C. Comics graded CGC 8.0	Closed	11/15/2021	12/14/2021	$6.00	10,000	$60,000 (3)	$6,019
#KARUIZAWA	11/15/2021	(Post-Qualification Amendment No. 35 to Offering Statement 1)	50 Year Old Karuizawa Aqua of Life Single Malt Whisky	Closed	11/15/2021	12/14/2021	$5.00	13,000	$65,000 (3)	$5,382
#KOMBAT	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1993 SNES Mortal Combat Video Game graded Wata 9.8 A+	Closed	11/22/2021	12/14/2021	$9.00	10,000	$90,000 (3)	$8,267

#APPLELISA	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	Fully Functioning 1983 Apple Lisa Computer with Original Twiggy Floppy Drives	Closed	11/1/2021	12/22/2021	$11.00	10,000	$110,000 (3)	$11,488
#98MANNING	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1998 SP Authentic #14 Peyton Manning Rookie Card graded BGS 10	Closed	11/22/2021	12/22/2021	$11.00	2,000	$22,000 (3)	$1,642
#GIJOE	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1983 Hasbro G.I. Joe: Cobra Commander Action Figure graded AFA 95	Closed	11/22/2021	12/22/2021	$9.00	5,000	$45,000 (3)	$5,755
#BEATLES1	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1962 The Beatles Signed “Love Me Do” Single	Closed	11/22/2021	12/22/2021	$4.00	6,000	$24,000 (3)	$1,821
#SQUIG5847	11/22/2021	(Post-Qualification Amendment No. 37 to Offering Statement 1)	Number 5847 Art Blocks Chromie Squiggle NFT	Closed	11/22/2021	12/22/2021	$11.00	6,000	$66,000 (3)	$7,946
#PACQUIAO	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1999 World Boxing #143 Manny Pacquiao Rookie Card graded PSA 10	Closed	11/29/2021	12/22/2021	$8.50	2,000	$17,000 (3)	$1,548
#83JOBS	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1983 Steve Jobs Leather Jacket Worn in Picture of Jobs Giving the Middle Finger outside the IBM Building	Closed	11/29/2021	12/22/2021	$7.50	10,000	$75,000 (3)	$5,621

#BATMAN181	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1966 Batman #181 Comic Book published by D.C. Comics graded CGC 9.6	Closed	11/29/2021	12/22/2021	$10.00	5,000	$50,000 (3)	$7,361
#HOBBIT	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1937 First Edition copy of The Hobbit by J. R. R. Tolkien	Closed	11/29/2021	12/22/2021	$8.00	10,000	$80,000 (3)	$8,858
#PUNK5883	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	Number 5883 Male CryptoPunk NFT	Closed	11/29/2021	1/6/2022	$15.00	40,000	$600,000 (3)	$28,900
#POPEYE	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	1986 NES Popeye Video Game graded Wata 9.4 A+	Closed	12/6/2021	1/6/2022	$10.00	11,000	$110,000 (3)	$17,443
#SMB2	11/22/2021	(Post-Qualification Amendment No. 37 to Offering Statement 1)	1988 NES Super Mario Bros. 2 Video Game graded Wata 9.6 A++	Closed	11/22/2021	1/10/2022	$15.00	20,000	$300,000 (3)	$14,118
#OBIWAN	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	1978 Kenner Star Wars Ben (Obi-Wan) Kenobi Action Figure graded AFA 85	Closed	12/6/2021	1/10/2022	$6.00	2,000	$12,000 (3)	$749
#HAMILTON1	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	2020 Topps Dynasty Triple Relic #ILH Lewis Hamilton Autographed Patch Card graded PSA 10	Closed	12/6/2021	1/10/2022	$7.00	5,000	$35,000 (3)	$4,718

#GIANNIS2	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5	Closed	7/19/2021	1/18/2022	$10.00	41,500	$415,000 (3)	$44,784
#03SERENA	11/15/2021	(Post-Qualification Amendment No. 35 to Offering Statement 1)	2003 NetPro International Series #2A Serena Williams Autographed Patch Rookie Card graded BGS 8	Closed	11/15/2021	1/28/2022	$10.00	8,500	$85,000 (3)	$7,880
#86BONDS	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10	Closed	1/3/2022	1/27/2022	$4.00	2,000	$8,000 (3)	$319
#MOBYDICK	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1851 First Edition copy of Moby Dick by Herman Melville	Closed	1/3/2022	1/28/2022	$7.00	10,000	$70,000 (3)	$8,037
#IPADPROTO	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	2009 Apple Prototype 1st Generation iPad	Closed	1/3/2022	1/27/2022	$6.50	2,000	$13,000 (3)	$1,537
#BAYC4612	12/13/2021	(Post-Qualification Amendment No. 40 to Offering Statement 1)	Number 4612 Bored Ape Yacht Club NFT with Laser Eyes	Closed	12/13/2021	1/31/2022	$7.00	100,000	$700,000 (3)	$27,150
#FORTNITE	1/10/2022	(Post-Qualification Amendment No. 42 to Offering Statement 1)	2017 PlayStation 4 Fortnite Video Game graded Wata 9.8 A+	Closed	1/10/2022	2/3/2022	$8.00	2,000	$16,000 (3)	$1,464

#IROBOT	1/10/2022	(Post-Qualification Amendment No. 42 to Offering Statement 1)	1950 First Edition copy of I, Robot by Isaac Asimov	Closed	1/10/2022	2/3/2022	$8.00	1,000	$8,000 (3)	$1,688
#05RODGERS	1/10/2022	(Post-Qualification Amendment No. 42 to Offering Statement 1)	2005 SP Authentic #252 Aaron Rodgers Autographed Jersey Rookie Card graded BGS 9.5	Closed	1/10/2022	2/3/2022	$8.00	7,000	$56,000 (3)	$4,340
#18OSAKA	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	2018 Sports Illustrated For Kids Naomi Osaka Rookie Card graded PSA 9	Closed	1/18/2022	2/3/2022	$5.00	2,600	$13,000 (3)	$1,723
#LEICAGOLD	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	1996 Leica M6 Gold ’King of Thailand' Camera in Condition ‘A’	Closed	1/18/2022	2/3/2022	$8.00	4,000	$32,000 (3)	$2,824
#IOMMI	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	Closed	9/27/2021	2/7/2022	$10.00	6,500	$65,000 (3)	$13,250
#MARIO64	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1996 Nintendo 64 Super Mario 64 Video Game graded Wata 9.6 A++	Closed	1/3/2022	2/7/2022	$10.00	12,500	$125,000 (3)	$20,090
#GWTW	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	1936 First Edition Inscribed copy of Gone With the Wind by Margaret Mitchell	Closed	2/9/2022	3/2/2022	$5.00	4,000 / 5,000	$20,000 / $25,000	$2,400

#NEWWORLD	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1932 First Edition copy of Brave New World by Aldous Huxley	Closed	1/24/2022	3/2/2022	$7.00	1,600 / 2,000	$11,200 / $14,000	$2,135
#JAWA	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1978 Kenner Star Wars Vinyl Cape Jawa Action Figure graded AFA 80	Closed	1/24/2022	3/2/2022	$3.00	7,200 / 9,000	$21,600 / $27,000	$567
#GWLETTER	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	1780 George Washington Handwritten Letter to his Director of Intelligence	Closed	1/18/2022	3/2/2022	$20.00	6,000 / 7,500	$120,000 / $150,000	$11,775
#MARIOKART	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1996 Nintendo 64 Mario Kart 64 Video Game graded Wata 9.4 A+	Closed	1/24/2022	3/2/2022	$15.00	4,000 / 5,000	$60,000 / $75,000	$7,065
#96KOBE2	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10	Closed	1/3/2022	3/3/2022	$10.00	18,000 / 22,500	$180,000 / $225,000	-$5,709
#BAYC8827	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	Number 8827 Bored Ape Yacht Club NFT with Trippy Fur	Closed	1/18/2022	3/3/2022	$10.00	65,600 / 82,000	$656,000 / $820,000	$35,050
#SHOWCASE4	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1956 Showcase #4 Comic Book published by D.C. Comics graded CGC 7.5	Closed	1/24/2022	3/3/2022	$7.00	8,800 / 11,000	$61,600 / $77,000	$7,714

#MACALLAN2	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	40 Year Old Macallan Sherry Oak 2016 Release Single Malt Scotch Whisky	Closed	2/9/2022	3/22/2022	$6.00	4,000 / 5,000	$24,000 / $30,000	$0
#DOOD6921	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	Number 6921 Doodle NFT	Closed	2/9/2022	3/22/2022	$4.00	8,800 / 11,000	$35,200 / $44,000	$3,460
#92TIGER	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	1992 Nissan L.A. Open Tiger Woods Debut Ticket graded PSA 6	Closed	2/9/2022	3/22/2022	$7.00	8,000 / 10,000	$56,000 / $70,000	$4,175
#15COBB	2/14/2022	(Post-Qualification Amendment No. 46 to Offering Statement 1)	1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7	Closed	2/14/2022	3/22/2022	$11.00	5,600 / 7,000	$61,600 / $77,000	$5,053
#HIRST1	2/14/2022	(Post-Qualification Amendment No. 46 to Offering Statement 1)	Damien Hirst The Currency “Who’s really the king” NFT	Closed	2/14/2022	3/22/2022	$4.00	4,000 / 5,000	$16,000 / $20,000	$1,320
#BRADBURY	2/22/2022	(Post-Qualification Amendment No. 47 to Offering Statement 1)	1953 1st Edition Copy of Fahrenheit 451 by Ray Bradbury	Closed	2/22/2022	3/22/2022	$9.00	1,600 / 2,000	$14,400 / $18,000	$2,970
#BEATLES2	2/22/2022	(Post-Qualification Amendment No. 47 to Offering Statement 1)	1963 Beatles Signed Fan Club Card graded PSA Authentic	Closed	2/22/2022	3/22/2022	$10.00	2,000 / 2,500	$20,000 / $25,000	$1,762

#SKYWALKER	2/14/2022	(Post-Qualification Amendment No. 46 to Offering Statement 1)	1978 Kenner Star Wars Luke Skywalker Action Figure graded AFA 85	Closed	2/14/2022	3/29/2022	$3.50	4,000 / 5,000	$14,000 / $17,500	$1,947
#85GPK2	2/28/2022	(Post-Qualification Amendment No. 48 to Offering Statement 1)	Original 1985 Topps Garbage Pail Kids Series 1 Wax Box	Closed	2/28/2022	3/29/2022	$5.00	4,000 / 5,000	$20,000 / $25,000	$1,250
#GRIFFEY2	2/28/2022	(Post-Qualification Amendment No. 48 to Offering Statement 1)	1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10	Closed	2/28/2022	3/29/2022	$7.75	1,600 / 2,000	$12,400 / $15,500	$544
#19HAALAND	3/7/2022	(Post-Qualification Amendment No. 49 to Offering Statement 1)	2019 Topps Chrome Bundesliga #72 Erling Haaland Gold Refractor Rookie Card graded PSA 10	Closed	3/7/2022	3/29/2022	$9.00	4,000 / 5,000	$36,000 / $45,000	$6,917
#MEGALODON	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	Carcharocles Megaladon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	Closed	10/12/2021	3/31/2022	$20.00	24,000 / 30,000	$480,000 / $600,000	$138,900
#KELLER	2/28/2022	(Post-Qualification Amendment No. 48 to Offering Statement 1)	1892 Book Inscribed by Helen Keller to Frances Cleveland	Closed	2/28/2022	4/8/2022	$5.00	2,400 / 3,000	$12,000 / $15,000	$2,390
#GODFATHER	3/14/2022	(Post-Qualification Amendment No. 50 to Offering Statement 1)	1971 Second Draft Screenplay of The Godfather by Mario Puzo and Francis Ford Coppola	Closed	3/14/2022	4/8/2022	$13.00	800 / 1,000	$10,400 / $13,000	$1,270

1962 Amazing Fantasy #15 CGC VG+ 4.5				Cancelled / Underlying Asset Sold Pre-Offering (6)
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank				Cancelled / Underlying Asset Sold (6)
1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9				Cancelled / Underlying Asset Sold Pre-Offering (6)
#BLASTOISE	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	Pokémon Blastoise #009/165R Test Print "Gold Border" Foil Card graded CGC 6.5+	Open	12/6/2021	$5.00	40,000 / 50,000	$200,000 / $250,000	$28,713
#84JORDAN2	12/13/2021	(Post-Qualification Amendment No. 40 to Offering Statement 1)	1984 Nike Air Ship Michael Jordan Game-Worn Sneakers	Open	12/13/2021	$9.00	80,000 / 100,000	$720,000 / $900,000	$53,650
#ALDRIN11	1/10/2022	(Post-Qualification Amendment No. 42 to Offering Statement 1)	1969 Buzz Aldrin Apollo 11 Flown Signed Flight Plan Page	Open	1/10/2022	$5.00	23,200 / 29,000	$116,000 / $145,000	$11,186
#MAYC5750	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	Number 5750 Mutant Ape Yacht Club NFT with M1 Hawaiian Shirt	Open	1/18/2022	$7.00	8,000 / 10,000	$56,000 / $70,000	$11,649
#MJTICKET	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	1984 Michael Jordan Debut Ticket graded PSA 5	Open	2/9/2022	$8.00	16,000 / 20,000	$128,000 / $160,000	$16,600

#CONTRA	2/10/2022	(Post-Qualification Amendment No. 48 to Offering Statement 1)	1988 NES Contra Video Game graded Wata 9.6 A+	Open	2/28/2022		$7.00	8,000 / 10,000	$56,000 / $70,000	$8,164
#ENIGMA	2/23/2022	(Post-Qualification Amendment No. 49 to Offering Statement 1)	1935 fully operational three-rotor Enigma I electromechanical cipher machine	Open	3/7/2022		$10.00	28,000 / 36,000	$288,000 / $360,000	$50,669
#NYCMAP	2/23/2022	(Post-Qualification Amendment No. 49 to Offering Statement 1)	1796 Map of the First Post-Revolution large Scale Plan for New York City Drawn by John Anderson Jr.	Open	3/14/2022		$5.00	4,000 / 5,000	$20,000 / $25,000	$5,838
#SUPREMEPB	2/23/2022	(Post-Qualification Amendment No. 49 to Offering Statement 1)	2018 Supreme Branded Stern Pinball Machine	Open	3/14/2022		$6.00	8,000 / 10,000	$48,000 / $60,000	$3,405
#66KOUFAX	2/23/2022	(Post-Qualification Amendment No. 49 to Offering Statement 1)	1966 Sandy Koufax Signed Dodgers Road Jersey graded MEARS A9.5	Open	3/14/2022		$6.00	80,000 / 100,000	$480,000 / $600,000	$38,900
TOTAL	--	--	--	--	--	--	--	--	37,248,650	--	--

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange represents sale of Series’ Underlying Asset.

(1)The opening date of a Series will occur no later than two calendar days following the date of qualification of the Offering of such Series by the Commission. With respect to a Series, the Offering of such Series is subject to qualification by the Commission.

(2)Interests sold in Series is limited to 2,000 “qualified purchasers” with a maximum of 500 non-“accredited investors”.

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Represents the date of the most recent period during which transfers of Interests in the Series were facilitated through the Platform (each such period, a “Trading Window”) as of the date of this filing. Blank cells indicate that no Trading Window for Series has yet occurred as of the date of this filing.

(5)Values are based on current or anticipated negotiations of the terms of the respective purchase option agreements or purchase agreements and maybe subject to change.

(6)Represents an Offering that was cancelled with any potential Investors issued a full refund for their attempted subscription.

ITEM 1. BUSINESS

Company History

The Company’s core business is the identification, acquisition, marketing and management of Memorabilia Assets for the benefit of the investors. The Manager of the Company is wholly owned by Rally Holdings LLC, which is in turn wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). The Company issues membership interests in a number of separate individual series of the Company. There will be a separate closing with respect to each Offering. Each Series will own a unique intangible or tangible Underlying Asset, and the assets and liabilities of each Series will be separate in accordance with Delaware law. An Investor in any Series acquires a proportional share of assets, liabilities, profits and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series consists of a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) as well as certain liabilities related to expenses pre-paid by the Asset Manager. “Current Period” refers to the time period between January 1, 2021 and December 31, 2021. “Prior Period” refers to the time period between January 1, 2020 and December 31, 2020. The Manager has assembled a network of advisors (the “Advisory Board”) to assist the Manager on certain business considerations with respects to the Series and aspects of the Platform.

Description of the Business

The market for the Asset Class is characterized by: (i) a small number of participants who have the financial means to acquire, enjoy and derive financial gains from the highest quality and value Memorabilia Assets, and (ii) a relatively large number of Asset Class enthusiasts who have equivalent knowledge and passion for the assets, but no current mechanism to benefit financially from or enjoy certain benefits of ownership of the Asset Class in the highest value segment. This dichotomy and the disproportionate access to the upper-end of the market have resulted in the creation of significant latent demand from the enthusiast community to participate more meaningfully in an Asset Class that, to date, they have passively watched deliver returns to a select group of participants.

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Memorabilia Assets through a seamless investment experience on the Platform. Additionally, Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the membership experience programs, as defined below.

The Company, with the support of the Manager and its affiliates and through the use of the Platform, aims to provide:

(i)Investors with access to the highest quality Memorabilia Assets for investment, portfolio diversification and secondary market liquidity for their Interests, through the liquidity platform (the “Liquidity Platform”) on the Platform, or otherwise, although there can be no guarantee that a secondary market will ever develop, through the Liquidity Platform, or otherwise, or that appropriate registrations to permit such secondary trading will ever be obtained.

(ii)Asset Sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to build equity positions in assets via the Interests issued to Asset Sellers in Offerings for Series Interests conducted through the Platform, as part of total purchase consideration to Asset Sellers.

(iii) All Platform users with a premium, highly curated, engaging Memorabilia Asset media experience, including “fantasy collecting” features.

(iv)All Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of tangible interactions with assets on the Platform and unique collective ownership experiences (together, the “Membership Experience Programs”) such as:

•Track-day events (e.g., driving experiences with professional drivers, collector car meet-ups, major auction presence);

•Visit & interact at Rally Rd.™ Museums (i.e., Open HQ, warehouse visits, pop-up shops with partner businesses, or “tents” at major auctions/events where users can view the Underlying Assets in person and interact with each other in a social environment);

•Asset sponsorship models (e.g. corporate sponsors or individuals pay for assets to appear in movies, commercials or at events); and

•Other asset-related products (e.g., merchandise, social networking, communities).

Rally Holdings owns and operates a mobile app-based and web browser-based investment platform (the “Platform”) through which substantially all of the sales of the Interests are executed and through which resale transactions may be initiated for execution by registered broker-dealers during Trading Windows (as defined below).  On November 23, 2021, the Public Private Execution Network Alternative Trading System (the “PPEX ATS”) was launched as a venue available for facilitating resale transactions in certain Series of Interests. The PPEX ATS is an electronic alternative trading system with a Form ATS on file with the Commission and is owned and operated by North Capital Private Securities Corporation (“NCPS”), a registered broker-dealer and member of FINRA and SIPC.  Registered broker-dealers and certain institutional customers who become members of the PPEX ATS, including the Executing Broker, will have access to the PPEX ATS.  The PPEX ATS is not accessible to non-members or the general public, and Investors will have no direct interaction with NCPS.  When trading through the PPEX ATS, which is presently available with respect to only certain Series of Interests, Investors submit bid and ask quotes on the Platform to purchase or sell Interests, with any transactions to be executed by the Executing Broker and matched through the PPEX ATS.  Resale transactions in other Series of Interests will continue to be effectuated through the Platform during Trading Windows until the PPEX ATS is available for facilitating resale transactions in such Series of Interests.  We expect that resale transactions with respect to all Series of Interests will be effectuated through the PPEX ATS in the second quarter of 2022.

Competition

Although the Company’s business model for certain Asset Classes is unique, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play a prominent role.

Most of our current and potential competitors in the Asset Class, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources to sourcing the Memorabilia Assets for which the Company competes. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also competing start-up models to facilitate shared ownership of Memorabilia Assets developing in the industry, which will result in additional competition for Memorabilia Assets, some of which have focused on the regulated securities market. There are others who are pursuing similar business models who may decide to enter the Asset Class.

With the continued increase in popularity of the Asset Class, we expect competition for Memorabilia Assets to intensify in the future. Increased competition may lead to increased prices, which will reduce the potential value appreciation that Investors may be able to achieve by owning Interests in the Company’s Offerings and will decrease the number of high-quality assets the Company can securitize through the Platform.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, sport memorabilia, or art, who may decide to enter the Asset Class as well.

Customers

We target the broader U.S. Asset Class enthusiast and the U.S. millennial market as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering. As of the date of this filing, the Company has closed the Offerings highlighted in white in the Master Series Table.

Facilities

The Manager operates the Company and manages the collection in a manner that prioritizes the ongoing security of all Underlying Assets. The Manager stores the Underlying Assets, along with other assets, in a professional facility and in accordance with standards commonly expected when managing Memorabilia Assets of equivalent value and always as recommended by the Advisory Board.

The Company has leased or contracted for space for various sub-categories of the Asset Class, including in an art storage facility in Delaware, a wine storage facility in London and various other specialized facilities for the purposes of storing the Underlying Assets in a highly controlled environment other than when the Underlying Assets are loaned to other parties or are otherwise being utilized for marketing or similar purposes. Each of the facilities used by the Company are monitored by staff and are under constant video surveillance. Each of the Underlying Assets in the collection is inspected and exercised appropriately on a regular basis according to the maintenance schedule defined for each Underlying Asset by the Asset Manager. In addition to the storage facilities, the Manager of the Company maintains a showroom in New York City.

From time to time various Underlying Assets may be held in third-party facilities. In such cases, the Asset Manager endeavors to ensure that the Underlying Assets are stored with the appropriate care and insurance as would be the case if they were held in the facility in which the Company leases spaces, unless otherwise specified in the description for an Underlying Asset.

The facility the Company has leased or contracted for space in, fulfills the following criteria:

-secure brick building in an office park in close proximity to a police station;

-all areas of the building recorded and monitored remotely by security cameras;

-temperature controlled to appropriate temperature for storage;

-special locked and gated area where all valuable items are stored, with limited access for select personnel;

-additionally, vaults exist inside the locked and gated area where ultra-high-end items are stored

-all items are kept out of sunlight and, in the case of vault items, out of all light.

Underlying digital assets are stored by the Manager using commercially reasonable measures in a MetaMask wallet. Specifically, each digital asset is stored in its own wallet with its own public address, private key, 12-word recovery seed phrase, and “memorable password.” Each wallet’s private key, 12-word recovery seed phrase, and memorable password are separately stored as individual printed copies in a vault in New York with a dedicated alarm system and 24/7 video surveillance, the access codes to which are provided only to a limited number of employees. Presently, a designated employee of the Asset Manager has access to the wallet on a device under their control, accessible via the memorable password. Should this password be forgotten, the wallet can be recovered using the full 12-word recovery seed phrase. We engage a digital asset custodian to provide third-party custodian storage of our digital assets.

Each of the Underlying Assets in the collection are inspected on a regular basis according to the inspection schedule defined, from time to time, for each Underlying Asset by the Asset Manager in conjunction with members of the Advisory Board.

The Manager and the Asset Manager are located at 250 Lafayette Street, 2nd Floor, New York, NY 10012. The Asset Manager presently has approximately thirty-seven full-time employees and part-time contractors. Neither the Manager nor the Company have any employees.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Regulation of Intangible Assets

Regulation of intangible assets is under active consideration by the United States through various federal agencies, including the Commission, the Commodity Futures Trading Commission (“CFTC”), the Federal Trade Commission (“FTC”) and the Financial Crimes Enforcement Network (“FinCEN”) of the U.S. Department of the Treasury, as well as in other countries. State government regulations may also apply. Furthermore, it is expected that regulations will increase, although we cannot anticipate how and when. As the regulatory and legal environment evolves, we may become subject to new laws and regulation by the Commission and other agencies.

In recent years, the Commission and U.S. state securities regulators have stated that certain intangible assets may be classified as securities under U.S. federal and state securities laws; however, there has not been definitive guidance on this point. A number of enforcement actions and regulatory proceedings have since been initiated against issuers of intangible assets and their developers and proponents. Several foreign governments have also issued similar warnings cautioning that intangible assets may be deemed to be securities under the laws of their jurisdictions.

Regulation of intangible asset exchanges in the future may raise transaction costs, potentially offsetting or eliminating many of the key benefits of digital assets. Lack of international coordination raises the risk of an uneven global regulatory landscape. The development of the market for intangible assets globally is in relative limbo currently due to regulatory uncertainty.

Regulation of Exchanges

A platform facilitating the sale and secondary trading of securities potentially may be required to register with the Commission as an exchange. Section 3(a)(1) of the Exchange Act provides that an “exchange” means “any organization, association, or group of persons, whether incorporated or unincorporated, which constitutes, maintains, or provides a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange as that term is generally understood, and includes the market place and the market facilities maintained by such exchange.” Rule 3b-16(a) under the Exchange Act further provides that a “market place or facility for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” means someone who brings together the orders for securities of multiple buyers and sellers and “uses established, non-discretionary methods (whether by providing a trading facility or by setting rules) under which such orders interact with each other, and the buyers and sellers entering such orders agree to the terms of a trade.”

We believe that the Platform does not use any non-discretionary methods under which any orders to purchase or sell a security interact with each other. The Platform merely routes orders to a registered broker-dealer to make isolated trades through matching individual buyers and sellers after the buyers and sellers have confirmed their intent to complete the trade.

A system that meets the definition of an exchange and is not excluded under Rule 3b-16(b) must register as a national securities exchange or operate pursuant to an appropriate exemption. One frequently used exemption is for alternative trading systems (“ATS”). Rule 3a1-1(a)(2) under the Exchange Act exempts from the definition of “exchange” under Section 3(a)(1) of the Exchange Act an ATS that complies with Regulation ATS. An ATS that operates pursuant to the Rule 3a1-1(a)(2) exemption and complies with Regulation ATS would not be subject to the registration requirement of Section 5 of the Exchange Act.

Rule 3b-16(b)(1) provides that such an entity will not be “a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” solely because it routes orders to a registered broker-dealer. The Platform merely provides bid and ask prices to a registered broker-dealer, and requires users to click through an acknowledgement that any orders being placed are with a registered broker-dealer, not with the Company itself. Any rules for submitting buy or sell orders are set by the participating broker-dealers. In reliance upon Rule 3b-16(b)(1), the Company believes it is not required to register the Platform as an exchange or comply with Regulation ATS as an ATS. However, RSE Markets is currently subject to an SEC investigation related to the potential status of the Platform as an exchange or an ATS.

Privacy and Protection of Investor Data

Aspects of our operations or business are subject to privacy and data protection regulation in the United States and elsewhere. Accordingly, we publish our privacy policies and terms of service, which describe our practices concerning the use, transmission, and disclosure of information. As our business continues to expand in the United States and beyond, and as laws and regulations continue to be passed and their interpretations continue to evolve in numerous jurisdictions, additional laws and regulations may become relevant to us. Regulatory authorities around the world are considering numerous legislative and regulatory proposals concerning privacy and data protection. In addition, the interpretation and application of these privacy and data protection laws in the United States and elsewhere are often uncertain and in a state of flux.

Growing public concern about privacy and the use of personal information may subject us to increased regulatory scrutiny. The FTC has, over the last few years, begun investigating companies that have used personally identifiable information in a deceptive or unfair manner or in violation of a posted privacy policy. If we are accused of violating the terms of our privacy policy or implementing unfair privacy practices, we may be forced to expend significant financial and managerial resources to defend against an FTC action. On May 25, 2018, the European Union implemented the General Data Protection Regulation (the “GDPR”), a new privacy regulation that imposes new regulatory scrutiny on our business with customers in the European Economic Area, with possible financial consequences for noncompliance. If we are accused of violating the data protection and privacy rights of European Union citizens, we may be forced to expend significant financial and managerial resources to defend against a GDPR enforcement action by a European Union data protection authority or a European Union citizen. On January 1, 2020, the California Consumer Privacy Act (the “CCPA”) became effective. Similar to the GDPR, the CCPA imposes new regulatory scrutiny on our processing of the personal data of our customers in California, with possible financial consequences for noncompliance. If we are accused of violating the CCPA, we may be forced to expend significant financial and managerial resources to defend against an enforcement action by the California Attorney General or, in the event of a data breach, a lawsuit by customers located in California. Comprehensive state privacy laws, approved in 2021, will also take effect in Colorado and Virginia in 2023, and we expect this trend of state-level activity to continue.

Consumer Protection Regulation

The Consumer Financial Protection Bureau and other federal and state regulatory agencies, including the FTC, broadly regulate financial products, enforce consumer protection laws applicable to credit, deposit and payments, and other similar products, and prohibit unfair and deceptive practices. Such agencies have broad consumer protection mandates, and they promulgate, interpret, and enforce laws, rules and regulations, including with respect to unfair, deceptive and abusive acts and practices that may impact or apply to our business. For example, under federal and state financial privacy laws and regulations, we must provide notice to Investors of our policies on sharing non-public information with third parties, among other requirements. In addition, under the Electronic Fund Transfer Act, we may be required to disclose the terms of our electronic fund transfer services to consumers prior to their use of the service, among other requirements.

Investment Company Act of 1940 Considerations

We intend to conduct our operations so that we do not fall within, or are excluded from, the definition of an “investment company” under the Investment Company Act of 1940 (the “Investment Company Act”). Under Section 3(a)(1)(A) of the Investment Company Act, a company is deemed to be an “investment company” if it is, or holds itself out as being, engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities. We believe that we will not be considered an investment company under Section 3(a)(1)(A) of the Investment Company Act because we will not engage primarily or hold ourselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities. We anticipate that the Underlying Assets for each Series will not be securities.

Under Section 3(a)(1)(C) of the Investment Company Act, a company is deemed to be an “investment company” if it is engaged, or proposes to engage, in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire “investment securities” having a value exceeding 40% of the value of the company’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis, which we refer to as the “40% test.” We intend to monitor our holdings and conduct operations so that on an unconsolidated basis we will comply with the 40% test with respect to each Series.

If we become obligated to register the Company as an investment company, we would have to comply with a variety of substantive requirements under the Investment Company Act imposing, among other things:

•limitations on capital structure;

•restrictions on specified investments;

•prohibitions on transactions with affiliates; and

•compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

If we were required to register the Company as an investment company but failed to do so, we would be prohibited from engaging in our business, and criminal and civil actions could be brought against us. In addition, our contracts would be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of us and liquidate our business, all of which would have a material adverse effect on us.

Legal Proceedings

None of the Company, any Series, the Manager, the Asset Manager or any director or executive officer of RSE Markets is presently subject to any material legal proceedings.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following information should be read in conjunction with our consolidated financial statements and related notes.

Overview

The Company’s core business is the identification, acquisition, marketing and management of Memorabilia Assets for the benefit of investors. The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Memorabilia Assets through a seamless investment experience on the Platform. In addition Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the Membership Experience Programs being run by the Manager. The expectation is to generate income in the form of Free Cash Flow (as defined in Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements) distributions to Investors in the Underlying Assets.  The Manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the Series.

We believe that collectors and dealers interested in selling their Memorabilia Assets will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting Memorabilia Assets. Auction and consignment models may include upwards of ~20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Trends Affecting Our Business

Our results of operations are affected by a variety of factors, including conditions in the financial markets and the economic and political environments, particularly in the United States. Global economic conditions, including political environments, financial market performance, interest rates, credit spreads or other conditions beyond our control are unpredictable and could negatively affect the value of the Underlying Assets, our ability to acquire and manage Memorabilia Assets, and the success of our current and future Offerings. In addition to the aforementioned macroeconomic trends, we believe the following factors will influence our future performance:

•We have a limited operating history upon which to base an evaluation of our business and prospects. We have devoted substantially all our efforts to establishing our business and principal operations, which commenced in 2019. Our short operating history may hinder our ability to successfully meet our objectives and makes it difficult for potential investors to evaluate our business or prospective operations. No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed.

•We are in large part reliant on the Asset Manager and its employees to grow and support our business. The successful operation of the Company (and therefore, the success of the Interests) is in part dependent on the ability of the Asset Manager to source, acquire and manage the Underlying Assets and for the Asset Manager to maintain the Platform.  As the Asset Manager has been in existence since only October 2020 and is an early-stage startup company, it has no significant operating history. Further, the Asset Manager is also the Asset Manager for RSE Collection, LLC and RSE Innovation, LLC, and it may become the Asset Manager of other series limited liability companies with similar business models in the collectible automobiles, memorabilia, alcohol, and other Underlying Asset classes, such as domain names, in the future. While the Asset Manager thus has some similar management experience, its experience is limited, and it has limited experience selecting or managing assets in the Asset Class.

Furthermore, there are a number of key factors that will potentially impact our operating results going forward including the ability of the Asset Manager to:

ocontinue to source high quality Memorabilia Assets at reasonable prices to securitize through the Platform;

omarket the Platform and the Offerings in individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

ofind and retain operating partners to support the regulatory and technology infrastructure necessary to operate the Platform;

ocontinue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and

ofind operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per asset.

•Public interest in Memorabilia Assets has grown, particularly with respect to trading cards, sports memorabilia and other specific types of the assets in the Asset Class. For example, in February of 2021, eBay reported that Trading card sales had seen a 142% growth from 2019 to 2020. This eBay report also included non-sports and gaming cards stating that Pokémon was the overall growth leader last year where sales were up 574%. The Pokémon Company further revealed that they sold 3.7 Billion Pokémon cards during the fiscal year 2020-2021. Additionally, over four million more trading cards were sold on eBay by U.S based accounts in 2020 than the year before. Per ResearchAndMarkets.com, “The United States Sports Trading Card Market was valued at USD $4,707.21 Million in 2019 and is projected to reach USD $62,063.80 Million by 2027, growing at a CAGR of 28.76% from 2020 to 2027.”

•With the continued increase in popularity of the Asset Class, we expect competition for Memorabilia Assets to intensify in the future. Although our business model is unique in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play a prominent role. There are also competing start-up models to facilitate shared ownership of Memorabilia Assets developing in the industry, which will result in additional competition for Memorabilia Assets.

•The ongoing COVID-19 pandemic has impacted and may continue to impact our business, results of operations and financial condition. In March 2020, the World Health Organization declared the COVID-19 outbreak a global pandemic, which has resulted in significant disruption and uncertainty in the global economic markets. COVID-19 (or variants of COVID-19) continues to spread throughout the U.S. and the world and has resulted in authorities implementing varying measures to contain the virus, including travel bans and restrictions, quarantines, shelter-in-place orders, and business limitations and shutdowns. We are closely monitoring developments related to the COVID-19 pandemic and assessing any negative impacts to our business. However, we do not believe that the outbreak materially affected our business or financial results to date.

At the time of this filing all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table will be the responsibility of the Series from the time of the Closing of the respective Offerings. All Series highlighted in gray in the Master Series Table have not had a Closing, but we have, or are in the process of launching, these and subsequent Offerings for additional Series. Series whose Underlying Assets have been sold will subsequently be dissolved and are highlighted in orange in the Master Series Table.

Investments in Underlying Assets

We provide investment opportunities in Memorabilia Assets to Investors through the Platform, financed through various methods including loans from affiliates of the Manager or other third-parties, when we purchase an Underlying Asset prior to the Closing of an Offering, and through purchase option agreements negotiated with third-parties or affiliates when we finance the purchase of an Underlying Asset with the proceeds of an Offering. Additional information can be found below and in the Master Series Table. We typically acquire Underlying Assets through the following methods.

•Upfront purchase – we acquire the Underlying Asset outright prior to launch of the Offering, financed through loans made by affiliates of the Manager, third-party lenders or through non-interest-bearing payments from the Asset Manager.

•Purchase option agreement – we enter into a purchase option which gives us the right, but not the obligation, to purchase a specific Underlying Asset, typically through the proceeds of the Offering for the Series related to the Underlying Asset.

•Purchase agreement – we enter into a purchase agreement, which obligates us to acquire the Underlying Asset, but typically with a significant payment delay, with the goal of raising the capital through the Offering of the Series related to the Underlying Asset.

We received multiple loans or payments from various parties to support the financing of the acquisition of the Underlying Assets for which the details are listed in the tables below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offering, if necessary. Upon completion of the Offering of each of the Series of Interests, each of the Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the Manager may determine in its reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the tables below, the Asset Seller is issued Interests in a particular Series as part of the total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, in the case of a purchase option, and therefore requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the “Acquisition Expenses”, which include transportation of the Memorabilia Assets to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy, listed in the tables below, the majority of which are capitalized into the purchase prices of the various Underlying Assets. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series to the extent described in the applicable Offering documents. In the event that certain Acquisition Expenses are anticipated prior to the Closing of an Offering but are incurred only after the Closing, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

Current Period

During the Current Period, we signed purchase agreements to acquire assets for the following Series.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date	Purchase Price	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#95TOPSUN	Upfront Purchase / 01/08/2021	3/15/2021	$50,000	$0	$50,000	$0	$0	0%	$132
#09TROUT2	Upfront Purchase / 01/14/2021	3/16/2021	$50,000	$0	$50,000	$0	$0	0%	$147
#18LUKA	Upfront Purchase / 01/20/2021	4/6/2021	$22,322	$0	$22,322	$0	$0	0%	$212
#86DK3	Upfront Purchase / 01/14/2021	4/6/2021	$38,400	$0	$38,400	$0	$0	0%	$200
#FANFOUR5	Upfront Purchase / 01/14/2021	4/6/2021	$72,000	$0	$72,000	$0	$0	0%	$0
#76PAYTON	Upfront Purchase / 01/18/2021	4/6/2021	$53,500	$0	$53,500	$0	$0	0%	$136
#17MAHOMES	Purchase Agreement / 01/06/2021	4/6/2021	$215,000	$0	$215,000	$0	$0	0%	$132
#85MJPROMO	Upfront Purchase / 01/14/2021	4/6/2021	$22,500	$0	$22,500	$0	$0	0%	$232
#96KOBE	Upfront Purchase / 01/30/2021	4/9/2021	$67,200	$0	$67,200	$0	$0	0%	$412
#99CHARZRD	Upfront Purchase / 01/14/2021	4/9/2021	$300,000	$0	$300,000	$0	$0	0%	$322
#68RYAN	Upfront Purchase / 01/30/2021	4/9/2021	$60,000	$0	$60,000	$0	$0	0%	$295
#POKEYELOW	Purchase Agreement / 01/18/2021	4/13/2021	$46,500	$0	$46,500	$0	$0	0%	$132
#POKELUGIA	Upfront Purchase / 01/26/2021	4/13/2021	$95,000	$0	$95,000	$0	$0	0%	$132
#05MJLJ	Purchase Agreement / 01/12/2021	7/1/2021	$72,000	$0	$72,000	$0	$0	0%	$216
#81MONTANA	Upfront Purchase / 01/24/2021	7/1/2021	$63,000	$0	$63,000	$0	$0	0%	$222
#07DURANT	Upfront Purchase / 02/12/2021	7/1/2021	$115,200	$0	$115,200	$0	$0	0%	$1,106
#56AARON	Upfront Purchase / 02/27/2021	7/1/2021	$40,800	$0	$40,800	$0	$0	0%	$422
#85LEMIEUX	Upfront Purchase / 02/04/2021	7/1/2021	$78,000	$0	$78,000	$0	$0	0%	$399
#87JORDAN	Upfront Purchase / 02/11/2021	7/1/2021	$45,100	$0	$45,100	$0	$0	0%	$412
#AC23	Purchase Agreement / 02/26/2021	7/1/2021	$24,000	$0	$24,000	$0	$0	0%	$180

#GWLOTTO	Upfront Purchase / 02/19/2021	7/1/2021	$25,713	$0	$25,713	$0	$0	0%	$619
#GYMBOX	Upfront Purchase / 01/28/2021	7/1/2021	$15,000	$0	$15,000	$0	$0	0%	$271
#HUCKFINN	Purchase Agreement / 02/04/2021	7/1/2021	$18,000	$0	$18,000	$0	$0	0%	$222
#NEOBOX	Upfront Purchase / 01/27/2021	7/1/2021	$40,133	$0	$40,133	$0	$0	0%	$372
#NICKLAUS1	Upfront Purchase / 01/28/2021	7/1/2021	$34,499	$0	$34,499	$0	$0	0%	$122
#POKEMON2	Upfront Purchase / 01/27/2021	7/1/2021	$375,000	$0	$375,000	$0	$0	0%	$114
#POKERED	Purchase Agreement / 03/03/2021	7/1/2021	$34,500	$0	$34,500	$0	$0	0%	$123
#RIVIERA	Upfront Purchase / 02/10/2021	7/1/2021	$22,680	$0	$22,680	$0	$0	0%	$246
#SMB3	Purchase Agreement / 03/02/2021	7/1/2021	$21,500	$0	$21,500	$0	$0	0%	$123
#WALDEN	Purchase Agreement / 02/10/2021	7/1/2021	$17,000	$0	$17,000	$0	$0	0%	$214
#WZRDOFOZ	Purchase Agreement / 01/11/2021	7/1/2021	$80,000	$0	$80,000	$0	$0	0%	$232
#60ALI	Upfront Purchase / 02/27/2021	7/14/2021	$210,000	$0	$210,000	$0	$0	0%	$422
#DIMAGGIO3	Purchase Agreement / 01/28/2021	7/14/2021	$415,000	$0	$25,000	$165,000	$225,000	50%	$114
#POKEMON3	Purchase Agreement / 02/21/2021	7/14/2021	$552,000	$0	$0	$498,000	$54,000	9%	$114
#09CURRY2	Upfront Purchase / 01/30/2021	7/28/2021	$451,200	$0	$451,200	$0	$0	0%	$2,155
#80ALI	Upfront Purchase / 02/27/2021	7/28/2021	$60,000	$0	$60,000	$0	$0	0%	$422
#58PELE3	Upfront Purchase / 01/30/2021	7/28/2021	$180,000	$0	$180,000	$0	$0	0%	$899
#BATMAN2	Purchase Agreement / 02/26/2021	7/28/2021	$76,000	$0	$76,000	$0	$0	0%	$180
#85ERVING	Upfront Purchase / 02/27/2021	7/28/2021	$37,200	$0	$37,200	$0	$0	0%	$506
#LJKOBE	Upfront Purchase / 02/27/2021	7/28/2021	$156,000	$0	$156,000	$0	$0	0%	$422
#99MJRETRO	Upfront Purchase / 03/10/2021	7/28/2021	$43,200	$0	$43,200	$0	$0	0%	$823
#FLASH123	Purchase Agreement / 02/26/2021	7/28/2021	$25,000	$0	$25,000	$0	$0	0%	$180

#85GPK	Upfront Purchase / 05/27/2021	7/28/2021	$17,900	$0	$17,900	$0	$0	0%	$289
#IPOD	Upfront Purchase / 06/07/2021	7/28/2021	$21,995	$0	$21,995	$0	$0	0%	$416
#HGWELLS	Purchase Agreement / 02/09/2021	8/2/2021	$40,000	$0	$40,000	$0	$0	0%	$214
#SANTANA	Purchase Agreement / 03/03/2021	8/9/2021	$57,500	$0	$42,500	$0	$15,000	20%	$154
#01TIGER2	Upfront Purchase / 05/28/2021	8/9/2021	$15,300	$0	$15,300	$0	$0	0%	$283
#GRIFFEYJR	Purchase Agreement / 02/15/2021	8/9/2021	$30,000	$0	$26,500	$0	$0	0%	$181
#87ZELDA	Purchase Agreement / 03/30/2021	8/9/2021	$100,000	$0	$100,000	$0	$0	0%	$243
#01HALO	Purchase Agreement / 03/04/2021	8/9/2021	$13,750	$0	$13,750	$0	$0	0%	$185
#EINSTEIN2	Purchase Agreement / 03/17/2021	8/9/2021	$70,000	$0	$70,000	$0	$0	0%	$0
#86JORDAN2	Upfront Purchase / 05/24/2021	8/11/2021	$73,200	$0	$73,200	$0	$0	0%	$603
#97KOBE	Upfront Purchase / 05/24/2021	8/25/2021	$57,600	$0	$57,600	$0	$0	0%	$603
#XMEN94	Upfront Purchase / 06/04/2021	8/25/2021	$57,555	$0	$57,555	$0	$0	0%	$241
#TOPPSTRIO	Upfront Purchase / 02/04/2021	8/25/2021	$75,000	$0	$75,000	$0	$0	0%	$483
#81BIRD	Upfront Purchase / 03/10/2021	8/25/2021	$39,600	$0	$39,600	$0	$0	0%	$823
#THEROCK	Upfront Purchase / 05/25/2021	9/1/2021	$17,878	$0	$17,878	$0	$0	0%	$205
#04MESSI2	Purchase Agreement / 05/28/2021	9/1/2021	$45,000	$0	$45,000	$0	$0	0%	$201
#XLXMEN1	Upfront Purchase / 06/04/2021	9/7/2021	$57,000	$0	$57,000	$0	$0	0%	$241
#03LEBRON5	Purchase Agreement / 02/19/2021	9/13/2021	$95,000	$0	$95,000	$0	$0	0%	$123
#SLASH	Purchase Agreement / 03/03/2021	9/30/2021	$50,000	$0	$0	$37,000	$13,000	20%	$0
#METEORITE	Purchase Agreement / 04/06/2021	9/30/2021	$272,500	$0	$185,000	$0	$87,500	25%	$2,330
#89TMNT	Upfront Purchase / 07/06/2021	10/7/2021	$20,000	$0	$20,000	$0	$0	0%	$247
#00BRADY2	Upfront Purchase / 04/05/2021	10/7/2021	$312,000	$0	$312,000	$0	$0	0%	$1,493

#NESWWF	Upfront Purchase / 08/13/2021	10/7/2021	$15,000	$0	$15,000	$0	$0	0%	$285
#PUNK9670	Upfront Purchase / 07/13/2021	10/7/2021	$62,100	$0	$62,100	$0	$0	0%	$0
#18ALLEN	Upfront Purchase / 06/16/2021	10/12/2021	$32,500	$0	$32,500	$0	$0	0%	$147
#CASTLEII	Upfront Purchase / 08/13/2021	10/12/2021	$15,000	$0	$15,000	$0	$0	0%	$285
#36OWENS	Purchase Agreement / 07/01/2021	10/12/2021	$20,000	$0	$20,000	$0	$0	0%	$1,247
#BAYC601	Upfront Purchase / 09/09/2021	10/12/2021	$143,818	$0	$143,818	$0	$0	0%	$0
#60MANTLE	Purchase Agreement / 01/28/2021	10/20/2021	$800,000	$0	$25,000	$350,000	$425,000	50%	$114
#PUNK8103	Upfront Purchase / 09/07/2021	10/20/2021	$500,000	$0	$300,002	$0	$199,998	36%	$0
#GHOST1	Upfront Purchase / 07/29/2021	10/20/2021	$11,561	$0	$11,561	$0	$0	0%	$220
#KIRBY	Upfront Purchase / 08/13/2021	10/26/2021	$50,000	$0	$50,000	$0	$0	0%	$285
#20HERBERT	Upfront Purchase / 08/19/2021	10/26/2021	$60,000	$0	$60,000	$0	$0	0%	$285
#HENDERSON	Upfront Purchase / 02/15/2021	10/26/2021	$180,100	$0	$180,100	$0	$0	0%	$448
#03RONALDO	Upfront Purchase / 08/10/2021	10/26/2021	$156,000	$0	$156,000	$0	$0	0%	$730
#HONUS2	Upfront Purchase / 08/10/2021	10/26/2021	$85,200	$0	$85,200	$0	$0	0%	$730
#MARX	Purchase Agreement / 02/09/2021	11/3/2021	$105,000	$0	$105,000	$0	$0	0%	$214
#MEEB15511	Upfront Purchase / 09/22/2021	11/3/2021	$67,735	$0	$67,735	$0	$0	0%	$0
#90BATMAN	Upfront Purchase / 08/13/2021	11/3/2021	$50,000	$0	$50,000	$0	$0	0%	$285
#09HARDEN	Upfront Purchase / 05/24/2021	11/3/2021	$22,800	$0	$22,800	$0	$0	0%	$603
#SIMPSONS1	Upfront Purchase / 08/13/2021	11/9/2021	$15,000	$0	$15,000	$0	$0	0%	$285
#SPIDER129	Upfront Purchase / 07/28/2021	11/9/2021	$36,000	$0	$36,000	$0	$0	0%	$270
#93JETER	Upfront Purchase / 03/12/2021	11/9/2021	$31,100	$0	$31,100	$0	$0	0%	$50
#NESDK3	Upfront Purchase / 08/11/2021	11/9/2021	$100,000	$0	$100,000	$0	$0	0%	$285

#BAYC7359	Upfront Purchase / 09/28/2021	11/10/2021	$165,302	$0	$165,302	$0	$0	0%	$0
#CURIO10	Upfront Purchase / 10/15/2021	11/15/2021	$66,694	$0	$66,694	$0	$0	0%	$0
#WILDTHING	Purchase Agreement / 06/25/2021	11/15/2021	$15,000	$0	$15,000	$0	$0	0%	$347
#MACALLAN1	Upfront Purchase / 10/11/2021	11/30/2021	$11,914	$0	$11,914	$0	$0	0%	$0
#98JORDAN2	Upfront Purchase / 02/12/2021	11/30/2021	$288,000	$0	$288,000	$0	$0	0%	$1,022
#BAYC9159	Upfront Purchase / 10/15/2021	12/8/2021	$188,500	$0	$139,750	$0	$48,750	25%	$0
#FANTASY7	Purchase Agreement / 09/30/2021	12/8/2021	$35,000	$0	$0	$35,000	$0	0%	$232
#SURFER4	Upfront Purchase / 08/27/2021	12/14/2021	$67,000	$0	$67,000	$0	$0	0%	$500
#OHTANI1	Upfront Purchase / 08/10/2021	12/14/2021	$80,400	$0	$80,400	$0	$0	0%	$730
#OHTANI2	Upfront Purchase / 08/07/2021	12/14/2021	$65,000	$0	$65,000	$0	$0	0%	$224
#WILT100	Upfront Purchase / 08/11/2021	12/14/2021	$100,000	$0	$100,000	$0	$0	0%	$238
#PENGUIN	Upfront Purchase / 08/25/2021	12/14/2021	$52,111	$0	$52,111	$0	$0	0%	$470
#KARUIZAWA	Upfront Purchase / 10/11/2021	12/14/2021	$57,868	$0	$57,868	$0	$0	0%	$0
#KOMBAT	Upfront Purchase / 09/19/2021	12/14/2021	$79,200	$0	$79,200	$0	$0	0%	$658
#APPLELISA	Upfront Purchase / 08/20/2021	12/22/2021	$94,949	$0	$94,949	$0	$0	0%	$1,338
#98MANNING	Upfront Purchase / 09/20/2021	12/22/2021	$19,000	$0	$19,000	$0	$0	0%	$238
#GIJOE	Upfront Purchase / 10/24/2021	12/22/2021	$37,663	$0	$37,663	$0	$0	0%	$295
#BEATLES1	Upfront Purchase / 10/28/2021	12/22/2021	$20,313	$0	$20,313	$0	$0	0%	$827
#SQUIG5847	Upfront Purchase / 11/12/2021	12/22/2021	$56,086	$0	$56,086	$0	$0	0%	$0
#PACQUIAO	Upfront Purchase / 10/24/2021	12/22/2021	$14,150	$0	$14,150	$0	$0	0%	$232
#83JOBS	Upfront Purchase / 08/20/2021	12/22/2021	$66,466	$0	$66,466	$0	$0	0%	$1,100
#BATMAN181	Upfront Purchase / 09/01/2021	12/22/2021	$41,001	$0	$41,001	$0	$0	0%	$288

#HOBBIT	Upfront Purchase / 09/21/2021	12/22/2021	$68,750	$0	$68,750	$0	$0	0%	$100
#PUNK5883	Purchase Option Agreement / 11/11/2021	1/6/2022	$560,000	$0	$0	$500,000	$60,000	10%	$0
#POPEYE	Purchase Agreement / 10/27/2021	1/6/2022	$90,000	$0	$0	$57,000	$33,000	30%	$232
#SMB2	Purchase Agreement / 11/02/2021	1/10/2022	$280,000	$0	$0	$0	$0	0%	$232
#OBIWAN	Upfront Purchase / 10/21/2021	1/10/2022	$9,999	$0	$9,999	$0	$0	0%	$308
#HAMILTON1	Upfront Purchase / 10/25/2021	1/10/2022	$28,800	$0	$28,800	$0	$0	0%	$232
#GIANNIS2	Upfront Purchase / 03/10/2021	1/18/2022	$360,000	$0	$360,000	$0	$0	0%	$823
#03SERENA	Upfront Purchase / 10/28/2021	1/28/2022	$75,000	$0	$75,000	$0	$0	0%	$232
#86BONDS	Upfront Purchase / 06/01/2021	1/27/2022	$6,500	$0	$6,500	$0	$0	0%	$236
#MOBYDICK	Upfront Purchase / 09/15/2021	1/28/2022	$60,000	$0	$60,000	$0	$0	0%	$338
#IPADPROTO	Upfront Purchase / 11/03/2021	1/27/2022	$10,200	$0	$10,200	$0	$0	0%	$233
#BAYC4612	Purchase Option Agreement / 11/19/2021	1/31/2022	$660,000	$0	$0	$462,000	$198,000	30%	$0
#FORTNITE	Purchase Agreement / 10/29/2021	2/3/2022	$13,200	$0	$13,200	$0	$0	0%	$376
#IROBOT	Upfront Purchase / 10/14/2021	2/3/2022	$5,000	$0	$5,000	$0	$0	0%	$364
#05RODGERS	Upfront Purchase / 08/17/2021	2/3/2022	$50,000	$0	$50,000	$0	$0	0%	$124
#18OSAKA	Upfront Purchase / 07/06/2021	2/3/2022	$10,000	$0	$10,000	$0	$0	0%	$347
#LEICAGOLD	Upfront Purchase / 11/23/2021	2/3/2022	$27,570	$0	$27,570	$0	$0	0%	$486
#IOMMI	Purchase Agreement / 03/03/2021	2/7/2022	$50,000	$0	$0	$40,000	$10,000	20%	$0
#MARIO64	Purchase Agreement / 10/29/2021	2/7/2022	$102,000	$0	$102,000	$0	$0	0%	$376
#GWTW	Upfront Purchase / 06/09/2021	3/2/2022	$21,250	$0	$21,250	$0	$0	0%	$220
#NEWWORLD	Upfront Purchase / 10/14/2021	3/2/2022	$10,625	$0	$10,625	$0	$0	0%	$364

#JAWA	Upfront Purchase / 10/24/2021	3/2/2022	$25,063	$0	$25,063	$0	$0	0%	$295
#GWLETTER	Purchase Agreement / 10/07/2021	3/2/2022	$135,000	$0	$0	$0	$0	0%	$232
#MARIOKART	Purchase Agreement / 10/29/2021	3/2/2022	$66,000	$0	$66,000	$0	$0	0%	$424
#96KOBE2	Upfront Purchase / 04/06/2021	3/3/2022	$240,000	$0	$240,000	$0	$0	0%	$1,493
#SHOWCASE4	Upfront Purchase / 12/17/2021	3/3/2022	$67,000	$0	$67,000	$0	$0	0%	$348
#MACALLAN2	Upfront Purchase / 10/11/2021	3/22/2022	$35,402	$0	$35,402	$0	$0	0%	$540
#15COBB	Purchase Agreement / 06/03/2021	3/22/2022	$70,000	$0	$70,000	$0	$0	0%	$201
#BRADBURY	Upfront Purchase / 10/14/2021	3/22/2022	$13,750	$0	$13,750	$0	$0	0%	$364
#SKYWALKER	Upfront Purchase / 11/10/2021	3/29/2022	$14,278	$0	$14,278	$0	$0	0%	$391
#85GPK2	Upfront Purchase / 12/06/2021	3/29/2022	$22,400	$0	$0	$0	$0	0%	$439
#GRIFFEY2	Upfront Purchase / 05/21/2021	3/29/2022	$13,701	$0	$13,701	$0	$0	0%	$279
#MEGALODON	Purchase Agreement / 02/16/2021	3/31/2022	$450,000	$0	$450,000	$0	$0	0%	$3,170
#KELLER	Upfront Purchase / 09/27/2021	4/8/2022	$11,250	$0	$11,250	$0	$0	0%	$467
1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9	Upfront Purchase / 03/18/2021	-	$950,000	$0	$950,000	$0	$0	0%	$0
#BLASTOISE	Upfront Purchase / 07/24/2021	Q2 2022 or Q3 2022	$216,000	$0	$216,000	$0	$0	0%	$536
#84JORDAN2	Purchase Agreement / 10/29/2021	Q2 2022 or Q3 2022	$825,000	$0	$0	$0	$412,500	50%	$5,232
#ALDRIN11	Upfront Purchase / 10/22/2021	Q2 2022 or Q3 2022	$129,694	$0	$129,694	$0	$0	0%	$1,315
#CONTRA	Purchase Agreement / 10/29/2021	Q2 2022 or Q3 2022	$60,000	$0	$60,000	$0	$0	0%	$376
#ENIGMA	Upfront Purchase / 05/13/2021	Q2 2022 or Q3 2022	$299,981	$0	$299,981	$0	$0	0%	$2,751
#NYCMAP	Purchase Option Agreement / 12/20/2021	Q2 2022 or Q3 2022	$17,813	$0	$0	$0	$0	0%	$0
#SUPREMEPB	Upfront Purchase / 12/09/2021	Q2 2022 or Q3 2022	$52,500	$0	$52,500	$0	$0	0%	$0

#POKEDEMO	Upfront Purchase / 01/14/2021	Q2 2022 or Q3 2022	$2,200	$0	$2,200	$0	$0	0%	$322
#03LEBRON4	Upfront Purchase / 02/04/2021	Q2 2022 or Q3 2022	$252,000	$0	$252,000	$0	$0	0%	$483
#08LEBRON	Purchase Agreement / 02/19/2021	Q2 2022 or Q3 2022	$150,000	$0	$125,000	$0	$17,500	14%	$265
#65NAMATH	Upfront Purchase / 02/27/2021	Q2 2022 or Q3 2022	$198,000	$0	$198,000	$0	$0	0%	$602
#67CAREW	Upfront Purchase / 02/27/2021	-	$186,000	$0	$186,000	$0	$0	0%	$422
#61MANTLE	Upfront Purchase / 02/27/2021	Q2 2022 or Q3 2022	$372,000	$0	$372,000	$0	$0	0%	$422
#AJONES	Purchase Agreement / 03/03/2021	Q2 2022 or Q3 2022	$75,000	$0	$0	$0	$0	0%	$0
#59BROWN	Upfront Purchase / 03/10/2021	-	$205,200	$0	$205,200	$0	$0	0%	$1,162
#54AARON	Upfront Purchase / 04/03/2021	Q2 2022 or Q3 2022	$206,400	$0	$206,400	$0	$0	0%	$1,493
#57ROBINSN	Upfront Purchase / 03/18/2021	-	$48,000	$0	$48,000	$0	$0	0%	$298
#NIKEPROTO	Upfront Purchase / 03/16/2021	Q2 2022 or Q3 2022	$200,000	$0	$200,000	$0	$0	0%	$1,995
#EXCITBIKE	Purchase Agreement / 03/30/2021	-	$150,000	$0	$150,000	$0	$0	0%	$180
#80TOPPS	Upfront Purchase / 02/04/2021	Q2 2022 or Q3 2022	$69,000	$0	$69,000	$0	$0	0%	$483
#49ROYCAMP	Upfront Purchase / 02/27/2021	Q2 2022 or Q3 2022	$63,000	$0	$63,000	$0	$0	0%	$422
#03LEBRON6	Purchase Agreement / 05/06/2021	Q2 2022 or Q3 2022	$120,000	$0	$120,000	$0	$0	0%	$154
#84ELWAY	Upfront Purchase / 05/24/2021	Q2 2022 or Q3 2022	$7,100	$0	$7,100	$0	$0	0%	$261
#MEGACRACK	Purchase Agreement / 05/26/2021	Q2 2022 or Q3 2022	$74,000	$0	$74,000	$0	$0	0%	$201
#MBAPPE	Upfront Purchase / 05/27/2021	Q2 2022 or Q3 2022	$21,655	$0	$21,655	$0	$0	0%	$299
#57UNITAS	Purchase Agreement / 06/03/2021	Q2 2022 or Q3 2022	$42,500	$0	$42,500	$0	$0	0%	$201
#86EWING	Purchase Agreement / 06/03/2021	Q2 2022 or Q3 2022	$4,000	$0	$4,000	$0	$0	0%	$201
#08BOLT	Upfront Purchase / 07/06/2021	Q2 2022 or Q3 2022	$18,000	$0	$18,000	$0	$0	0%	$257
#92HAMM	Upfront Purchase / 07/06/2021	Q2 2022 or Q3 2022	$10,000	$0	$10,000	$0	$0	0%	$328

#96TIGER	Upfront Purchase / 07/07/2021	Q2 2022 or Q3 2022	$49,037	$0	$0	$0	$0	0%	$274
Total for 1/1/2021 – 12/31/2021	New Agreements: 191 Closings: 206	--	$19,613,611	$0	$13,930,276	$2,144,000	$1,799,248	-	$74,328
Total for 1/1/2020 – 12/31/2020	New Agreements: 151 Closings: 98	--	$14,479,979	$0	$14,051,145	$0	$50,000	-	$70,671

As of the end of the Current Period, the following Offerings of Series were ongoing.

Series	Qualification Date	Underlying Asset	Offering Price per Interest	Membership Interests	Offering Size	Sourcing Fee	Opening Date	Closing Date
#09COBB	11/25/2020	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	$4.00	8,000	$32,000	$2,980	1/6/2021	1/19/2021
#51HOWE	11/25/2020	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	$9.00	5,000	$45,000	$3,445	1/5/2021	1/19/2021
#96JORDAN2	1/8/2021	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	$5.00	10,800	$54,000	$3,691	1/11/2021	1/19/2021
#JUNGLEBOX	12/21/2020	1999 Pokémon Jungle 1st Edition Booster Box	$5.00	6,900	$34,500	$2,955	1/3/2021	1/19/2021
#59FLASH	1/8/2021	1959 The Flash #105 comic book graded NM 9.4 by CGC	$6.50	10,000	$65,000	$5,129	1/12/2021	1/25/2021
#FOSSILBOX	12/21/2020	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	$5.00	4,200	$21,000	$1,569	1/11/2021	1/25/2021
#POKEBLUE	12/21/2020	1998 Game Boy Pokémon Blue video game	$10.00	2,400	$24,000	$2,660	1/20/2021	1/27/2021
#98GTA	12/21/2020	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	$5.00	3,150	$15,750	$1,172	1/14/2021	1/27/2021
#DOMINOS	1/8/2021	1990 Rolex Air-King Dominos Pizza Special Edition Watch	$5.50	2,000	$11,000	$1,169	1/19/2021	1/27/2021
#58PELE	11/25/2020	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	$10.00	31,500	$315,000	$20,483	1/11/2021	1/28/2021
#09CURRY	1/8/2021	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	$10.00	2,500	$25,000	$524	1/25/2021	2/2/2021
#84JORDAN	1/8/2021	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	$25.00	15,000	$375,000	$49,831	1/21/2021	2/2/2021

#09BEAUX	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	$5.00	6,800	$34,000	$3,085	1/4/2021	2/2/2021
#96JORDAN	1/8/2021	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	$4.00	12,000	$48,000	$4,420	1/26/2021	2/7/2021
#FEDERAL	11/25/2020	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	$15.00	10,000	$150,000	$26,675	1/25/2021	2/7/2021
#71TOPPS	1/8/2021	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	$4.00	17,000	$68,000	$5,759	1/18/2021	2/17/2021
#DEATON	12/21/2020	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	$25.00	11,400	$285,000	$27,283	1/25/2021	2/17/2021
#98ZELDA	1/8/2021	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	$4.70	5,000	$23,500	$2,165	2/3/2021	2/17/2021
#03JORDAN2	1/8/2021	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	$4.20	10,000	$42,000	$4,154	2/9/2021	2/22/2021
#91JORDAN	1/8/2021	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	$7.00	10,000	$70,000	$590	1/31/2021	2/24/2021
#79GRETZKY	1/8/2021	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	$40.00	20,000	$800,000	$64,216	2/5/2021	2/25/2021
#17DUJAC	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	$8.00	3,250	$26,000	$1,408	2/15/2021	3/8/2021
#MOSASAUR	1/8/2021	Mosasaur Halisaurus Arambourgi Skeleton	$5.00	6,000	$30,000	$8,658	2/21/2021	3/15/2021
#92JORDAN	1/8/2021	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	$6.00	7,000	$42,000	$4,480	2/23/2021	3/15/2021
#14KOBE	1/8/2021	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	$8.00	9,750	$78,000	$6,250	2/14/2021	3/15/2021
#03LEBRON3	1/8/2021	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	$23.00	10,000	$230,000	$20,924	2/12/2021	3/15/2021
#95TOPSUN	2/23/2021	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	$6.00	10,000	$60,000	$8,300	3/2/2021	3/15/2021
#09TROUT2	2/23/2021	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	$5.00	11,200	$56,000	$4,340	2/28/2021	3/16/2021
#59BOND	12/21/2020	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	$8.00	10,250	$82,000	$11,381	2/24/2021	3/16/2021
#OPEECHEE	1/8/2021	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	$30.00	10,000	$300,000	$41,699	2/19/2021	3/16/2021
#ROCKETBOX	2/23/2021	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	$6.00	4,750	$28,500	$1,894	3/10/2021	3/22/2021

#94JORDAN	1/8/2021	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	$8.50	10,000	$85,000	$9,295	2/16/2021	3/22/2021
#18LUKA	2/23/2021	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	$5.00	5,300	$26,500	$2,813	3/14/2021	4/6/2021
#FANFOUR5	2/23/2021	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	$8.00	10,000	$80,000	$5,900	3/3/2021	4/6/2021
#16KOBE	10/28/2020	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	$8.00	100,000	$800,000	$147,929	3/5/2021	4/6/2021
#11BELAIR	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	$11.00	2,000	$22,000	$1,541	3/10/2021	4/6/2021
#76PAYTON	2/23/2021	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	$6.50	10,000	$65,000	$9,750	3/9/2021	4/6/2021
#17MAHOMES	2/23/2021	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	$12.00	25,000	$300,000	$79,150	2/27/2021	4/6/2021
#85MJPROMO	2/23/2021	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	$8.00	3,500	$28,000	$4,120	3/7/2021	4/6/2021
#96KOBE	2/23/2021	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	$11.00	7,000	$77,000	$7,662	3/24/2021	4/9/2021
#99CHARZRD	2/23/2021	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	$10.00	35,000	$350,000	$42,825	3/20/2021	4/9/2021
#68RYAN	2/23/2021	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	$7.00	10,000	$70,000	$8,102	3/17/2021	4/9/2021
#MARADONA	2/23/2021	1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	$7.00	2,000	$14,000	$1,428	3/16/2021	4/9/2021
#POKEYELOW	2/23/2021	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	$5.00	11,000	$55,000	$6,850	3/23/2021	4/13/2021
#POKELUGIA	2/23/2021	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	$11.00	10,000	$110,000	$12,475	3/15/2021	4/13/2021
#VANHALEN	1/8/2021	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	$12.40	5,000	$62,000	$5,954	2/2/2021	4/15/2021
#48JACKIE	1/8/2021	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	$20.00	18,750	$375,000	$27,717	1/29/2021	4/15/2021
#05MJLJ	2/23/2021	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	$4.00	20,500	$82,000	$7,949	3/20/2021	7/1/2021

#81MONTANA	2/23/2021	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	$7.00	10,000	$70,000	$5,175	3/29/2021	7/1/2021
#00MOUTON	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	$13.50	2,000	$27,000	$2,181	4/1/2021	7/1/2021
#07DURANT	3/29/2021	2007 Topps Chrome Orange Refractor Kevin Durant Rookie Card graded PSA GEM MT 10	$13.00	9,000	$117,000	($1,656)	6/4/2021	7/1/2021
#56AARON	3/29/2021	1956 Topps #31 Hank Aaron (White Back) graded PSA Mint 9	$5.00	10,000	$50,000	$7,401	4/23/2021	7/1/2021
#85LEMIEUX	3/29/2021	1985 O-Pee-Chee Hockey Mario Lemieux Rookie Card #9 graded PSA GEM-MT 10	$5.00	17,500	$87,500	$7,251	4/7/2021	7/1/2021
#87JORDAN	3/29/2021	1987 Fleer Michael Jordan Card #59 graded PSA GEM MT 10	$5.00	10,000	$50,000	$3,188	3/30/2021	7/1/2021
#AC23	3/29/2021	1940 Action Comics #23 comic book published by D.C. Comics graded CGC 5.5	$7.00	4,000	$28,000	$2,620	5/25/2021	7/1/2021
#APPLE1	1/8/2021	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	$25.00	33,000	$825,000	$65,355	4/2/2021	7/1/2021
#GWLOTTO	3/29/2021	1768 George Washington Mountain Road Lottery Ticket with Signature	$14.00	2,500	$35,000	$7,442	4/5/2021	7/1/2021
#GYMBOX	2/23/2021	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	$6.00	3,000	$18,000	$1,663	3/30/2021	7/1/2021
#HUCKFINN	3/29/2021	1885 First Edition, Adventures of Huckleberry Finn by Mark Twain	$11.00	2,000	$22,000	$2,580	4/20/2021	7/1/2021
#NEOBOX	2/23/2021	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	$4.50	10,000	$45,000	$3,167	4/14/2021	7/1/2021
#NEWTON	11/25/2020	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	$10.00	30,000	$300,000	$38,929	5/4/2021	7/1/2021
#NICKLAUS1	2/23/2021	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	$10.00	4,000	$40,000	$4,001	4/7/2021	7/1/2021
#POKEMON2	2/23/2021	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	$10.00	41,500	$415,000	$32,138	4/2/2021	7/1/2021
#POKERED	3/29/2021	1998 Game Boy Pokémon Red Video Game graded Wata 9.2 A++	$4.00	10,000	$40,000	$4,000	5/5/2021	7/1/2021
#RIVIERA	3/29/2021	1965 Rolex 1601 Datejust retailed by Joyeria Riviera	$5.00	6,000	$30,000	$5,888	4/12/2021	7/1/2021
#SMB3	3/29/2021	1990 NES Super Mario Bros. 3 Video Game graded Wata 9.4 A+	$5.00	5,000	$25,000	$2,150	4/11/2021	7/1/2021
#WALDEN	3/29/2021	1854 First Edition Walden; or, Life in the Woods by Henry David Thoreau	$10.25	2,000	$20,500	$2,095	5/12/2021	7/1/2021
#WZRDOFOZ	2/23/2021	1900 First Edition of The Wonderful Wizard Of OZ	$15.00	6,000	$90,000	$7,725	4/27/2021	7/1/2021
#60ALI	3/29/2021	1960 Hemmets Journal #23 Cassius Clay (Muhammad Ali) Rookie Card graded PSA Mint 9	$10.00	23,500	$235,000	$20,014	4/2/2021	7/14/2021

#DIMAGGIO3	2/23/2021	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	$20.00	22,500	$450,000	$26,525	5/24/2021	7/14/2021
#POKEMON3	3/29/2021	1999 Pokémon 1st Edition Complete Set graded PSA GEM MT 10	$120.00	5,000	$600,000	$36,900	4/25/2021	7/14/2021
#09CURRY2	2/23/2021	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	$25.00	21,000	$525,000	$62,158	3/26/2021	7/28/2021
#80ALI	3/29/2021	1980 Muhammad Ali Sparring Gloves Worn in Training for Larry Holmes Bout and Inscribed to Sylvester Stallone	$7.50	10,000	$75,000	$12,888	5/3/2021	7/28/2021
#58PELE3	2/23/2021	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	$20.00	11,250	$225,000	$39,785	5/7/2021	7/28/2021
#BATMAN2	3/29/2021	1940 Batman #2 comic book published by D.C. Comics graded CGC 9.0	$10.00	8,500	$85,000	$6,913	5/10/2021	7/28/2021
#85ERVING	3/29/2021	1985 Julius Erving Game Worn and Signed Jersey	$4.50	10,000	$45,000	$6,044	5/17/2021	7/28/2021
#99MJRETRO	5/18/2021	1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9	$5.00	10,000	$50,000	$4,630	6/12/2021	7/28/2021
#FLASH123	3/29/2021	1961 The Flash #123 comic book published by D.C Comics graded CGC 9.4	$8.00	3,625	$29,000	$2,610	6/18/2021	7/28/2021
#85GPK	6/25/2021	1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10	$12.00	1,000	$12,000	($2,765)	6/28/2021	7/28/2021
#IPOD	6/25/2021	2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box	$5.00	5,000	$25,000	$1,539	7/2/2021	7/28/2021
#HGWELLS	3/29/2021	1895 First Edition The Time Machine: An Invention Inscribed by H.G Wells	$6.20	7,500	$46,500	$4,835	6/18/2021	8/2/2021
#85JORDAN2	2/23/2021	1985 Signed Michael Jordan "Shattered Backboard" Jersey	$14.00	20,000	$280,000	$44,500	3/21/2021	8/2/2021
#SANTANA	3/29/2021	Gibson Les Paul SG Guitar owned and played by Carlos Santana	$5.00	15,000	$75,000	$15,588	6/2/2021	8/9/2021
#CONGRESS	1/8/2021	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	$24.00	5,000	$120,000	$18,879	6/28/2021	8/9/2021
#66ORR	6/25/2021	1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	$5.00	10,000	$50,000	$5,917	7/2/2021	8/9/2021
#01TIGER2	6/25/2021	2001 Upper Deck Golf Black Label #1 Tiger Woods Rookie Card graded BGS Pristine 10	$8.50	2,000	$17,000	$429	7/9/2021	8/9/2021
#GRIFFEYJR	6/25/2021	1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10	$8.00	2,500	$20,000	$3,754	7/13/2021	8/9/2021
#87ZELDA	5/18/2021	1987 NES Legend of Zelda Video Game graded Wata 9.4 B+	$11.50	10,000	$115,000	$12,388	7/19/2021	8/9/2021

#01HALO	3/29/2021	2001 Xbox Halo: Combat Evolved (Black Label) Video Game graded Wata 9.4 A+	$6.80	2,500	$17,000	$1,980	7/23/2021	8/9/2021
#EINSTEIN2	5/18/2021	1948 Albert Einstein Typed and Signed Letter On God	$16.00	5,000	$80,000	$8,000	7/9/2021	8/9/2021
#86JORDAN2	6/25/2021	1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10	$8.00	10,000	$80,000	$4,249	7/23/2021	8/11/2021
#97KOBE	6/25/2021	1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA GEM MT 10	$6.50	10,000	$65,000	$5,237	7/30/2021	8/25/2021
#XMEN94	6/25/2021	1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8	$6.50	10,000	$65,000	$5,695	7/30/2021	8/25/2021
#TOPPSTRIO	6/25/2021	1980 Topps Scoring Leader Card (Bird / Erving /Johnson) Graded PSA MINT 9	$6.00	5,000	$30,000	($5,326)	8/6/2021	8/25/2021
#81BIRD	6/25/2021	1981 Topps #4 Larry Bird Card graded PSA GEM MT 10	$6.00	5,000	$30,000	($770)	8/11/2021	8/25/2021
#THEROCK	6/25/2021	1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10	$12.00	1,000	$12,000	($4,159)	8/1/2021	9/1/2021
#04MESSI2	6/25/2021	2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10	$7.00	5,000	$35,000	$1,569	8/12/2021	9/1/2021
#09RBLEROY	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	$25.00	4,300	$107,500	$8,590	8/6/2021	9/1/2021
#XLXMEN1	6/25/2021	1975 Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8	$8.00	8,000	$64,000	$5,260	8/20/2021	9/7/2021
#03LEBRON5	6/25/2021	2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9	$10.00	8,500	$85,000	$9,323	8/27/2021	9/13/2021
#SLASH	3/29/2021	Exact aged replica of Slash’s original Factory Black 1966 Gibson Doubleneck Guitar built as a prototype for the Slash EDS-1275 Doubleneck	$5.00	13,000	$65,000	$13,250	8/31/2021	9/30/2021
#METEORITE	5/18/2021	Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon	$20.00	17,500	$350,000	$68,645	8/11/2021	9/30/2021
#89TMNT	9/15/2021	1989 NES Teenage Mutant Ninja Turtles Video Game graded Wata 9.4 A	$11.00	2,000	$22,000	$633	9/15/2021	10/7/2021
#00BRADY2	5/18/2021	2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10	$10.00	32,500	$325,000	$5,160	8/20/2021	10/7/2021
#NESWWF	9/21/2021	1989 NES WWF Wrestlemania Video Game graded Wata 9.6 A+	$3.00	6,000	$18,000	$1,635	9/21/2021	10/7/2021
#PUNK9670	9/15/2021	Number 9670 Female CryptoPunk NFT	$10.00	7,200	$72,000	$8,040	9/16/2021	10/7/2021
#18ALLEN	9/21/2021	2018 National Treasures #163 Josh Allen Autographed Jersey Rookie Card graded BGS 9.5	$3.00	12,000	$36,000	$2,040	9/22/2021	10/12/2021

#CASTLEII	9/27/2021	1988 NES Castlevania II: Simon’s Quest Video Game graded Wata 9.6 A+	$9.00	2,000	$18,000	$1,635	9/27/2021	10/12/2021
#36OWENS	9/21/2021	Four Tickets From Jesse Owens' Gold Medal Events in the 1936 Berlin Olympics	$10.00	2,500	$25,000	$2,603	9/22/2021	10/12/2021
#BAYC601	9/27/2021	Number 601 Bored Ape Yacht Club NFT with Sea Captain’s Hat	$10.00	16,500	$165,000	$17,686	9/27/2021	10/12/2021
#60MANTLE	2/23/2021	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	$20.00	42,500	$850,000	$34,525	8/20/2021	10/20/2021
#PUNK8103	9/21/2021	Number 8103 Male CryptoPunk NFT	$9.33	60,000	$559,800	$49,404	9/21/2021	10/20/2021
#GHOST1	9/27/2021	1973 Ghost Rider #1 Comic Book published by Marvel graded CGC 9.8	$7.00	2,000	$14,000	$1,199	9/27/2021	10/20/2021
#KIRBY	10/12/2021	1992 GameBoy Kirby’s Dream Land Video Game graded Wata 9.8 A++	$6.00	10,000	$60,000	$8,215	10/12/2021	10/26/2021
#20HERBERT	9/27/2021	2020 National Treasures #158 Justin Herbert Autographed Patch Rookie Card graded BGS 9.5	$7.00	10,000	$70,000	$8,090	9/27/2021	10/26/2021
#HENDERSON	9/27/2021	1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10	$5.00	27,000	$135,000	($188)	9/27/2021	10/26/2021
#03RONALDO	9/27/2021	2003 Panini #137 Cristiano Ronaldo Rookie Card graded PSA 10	$14.00	12,500	$175,000	$14,556	9/27/2021	10/26/2021
#BROSGRIMM	2/23/2021	1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	$27.00	5,000	$135,000	$19,304	5/19/2021	10/26/2021
#HONUS2	10/12/2021	1910 Tip-Top Bread Honus Wagner Card graded PSA 5	$10.00	10,000	$100,000	$11,944	10/12/2021	10/26/2021
#MARX	10/12/2021	1867 First Edition Das Kapital By Karl Marx	$15.00	8,000	$120,000	$12,200	10/12/2021	11/3/2021
#MEEB15511	10/18/2021	Number 15511 Pig Meebit	$5.00	15,000	$75,000	$5,405	10/19/2021	11/3/2021
#90BATMAN	10/18/2021	1990 NES Batman Video Game graded Wata 9.8 A+	$5.90	10,000	$59,000	$7,225	10/19/2021	11/3/2021
#09HARDEN	10/18/2021	2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA GEM MT 10	$13.00	2,000	$26,000	$1,484	10/19/2021	11/3/2021
#SIMPSONS1	10/25/2021	1991 NES Simpsons: Bart vs. The Space Mutants Video Game graded Wata 9.6 A+	$9.25	2,000	$18,500	$2,130	10/25/2021	11/9/2021
#SPIDER129	10/18/2021	1974 Amazing Spider-Man #129 Comic Book published by Marvel graded CGC 9.8	$4.00	10,000	$40,000	$2,454	10/19/2021	11/9/2021
#93JETER	10/25/2021	1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5	$16.00	1,000	$16,000	($375)	10/25/2021	11/9/2021
#NESDK3	10/18/2021	1986 NES Donkey Kong 3 Video Game graded Wata 9.4 A+	$5.00	22,800	$114,000	$11,320	10/19/2021	11/9/2021

#BAYC7359	10/12/2021	Number 7359 Bored Ape Yacht Club NFT with Space Suit	$10.00	19,000	$190,000	$20,773	10/12/2021	11/10/2021
#CURIO10	11/1/2021	Set of Curio Cards NFTs Numbered One to Ten	$7.50	10,000	$75,000	$5,868	11/1/2021	11/15/2021
#WILDTHING	10/25/2021	1963 First Edition Inscribed copy of Where The Wild Things Are by Maurice Sendak	$9.00	2,000	$18,000	$1,573	10/25/2021	11/15/2021
#1776	1/8/2021	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	$25.00	80,000	$2,000,000	$507,945	4/27/2021	11/26/2021
#MACALLAN1	11/1/2021	30 Year Old Macallan Sherry Oak Blue Label Single Malt Scotch Whisky	$13.25	1,000	$13,250	$104	11/1/2021	11/30/2021
#98JORDAN2	11/1/2021	1998 Upper Deck Michael Jordan Jersey Autograph Card graded BGS GEM MINT 9.5	$20.00	16,500	$330,000	$34,427	11/1/2021	11/30/2021
#BAYC9159	11/9/2021	Number 9159 Bored Ape Yacht Club NFT with a Leather Jacket	$5.00	39,000	$195,000	$2,488	11/9/2021	12/8/2021
#FANTASY7	11/22/2021	1997 PlayStation1 Final Fantasy VII	$4.00	10,000	$40,000	$3,468	11/22/2021	12/8/2021
#SURFER4	11/9/2021	1969 Silver Surfer #4 Comic Book published by Marvel graded CGC 9.8	$8.00	10,000	$80,000	$10,800	11/9/2021	12/14/2021
#OHTANI1	11/9/2021	2018 Bowman Chrome Shohei Ohtani Orange Refractors Pitching Autographed Rookie Card graded BGS 9.5	$9.00	10,000	$90,000	$6,919	11/9/2021	12/14/2021
#OHTANI2	11/9/2021	2018 Bowman Chrome Shohei Ohtani Orange Refractors Batting Autographed Rookie Card graded BGS 9.5	$8.00	9,125	$73,000	$6,123	11/9/2021	12/14/2021
#WILT100	11/9/2021	1962 Ticket Stub from Wilt Chamberlain’s 100-Point Game graded PSA 3	$10.00	11,500	$115,000	$12,349	11/9/2021	12/14/2021
#PENGUIN	11/15/2021	1941 Detective Comics #58 Comic Book published by D.C. Comics graded CGC 8.0	$6.00	10,000	$60,000	$6,019	11/15/2021	12/14/2021
#KARUIZAWA	11/15/2021	50 Year Old Karuizawa Aqua of Life Single Malt Whisky	$5.00	13,000	$65,000	$5,382	11/15/2021	12/14/2021
#KOMBAT	11/22/2021	1993 SNES Mortal Combat Video Game graded Wata 9.8 A+	$9.00	10,000	$90,000	$8,267	11/22/2021	12/14/2021
#APPLELISA	11/1/2021	Fully Functioning 1983 Apple Lisa Computer with Original Twiggy Floppy Drives	$11.00	10,000	$110,000	$11,488	11/1/2021	12/22/2021
#98MANNING	11/22/2021	1998 SP Authentic #14 Peyton Manning Rookie Card graded BGS 10	$11.00	2,000	$22,000	$1,642	11/22/2021	12/22/2021
#GIJOE	11/22/2021	1983 Hasbro G.I. Joe: Cobra Commander Action Figure graded AFA 95	$9.00	5,000	$45,000	$5,755	11/22/2021	12/22/2021
#BEATLES1	11/22/2021	1962 The Beatles Signed “Love Me Do” Single	$4.00	6,000	$24,000	$1,821	11/22/2021	12/22/2021
#SQUIG5847	11/22/2021	Number 5847 Art Blocks Chromie Squiggle NFT	$11.00	6,000	$66,000	$8,100	11/22/2021	12/22/2021

#PACQUIAO	11/29/2021	1999 World Boxing #143 Manny Pacquiao Rookie Card graded PSA 10	$8.50	2,000	$17,000	$1,548	11/29/2021	12/22/2021
#83JOBS	11/29/2021	1983 Steve Jobs Leather Jacket Worn in Picture of Jobs Giving the Middle Finger outside the IBM Building	$7.50	10,000	$75,000	$5,621	11/29/2021	12/22/2021
#BATMAN181	11/29/2021	1966 Batman #181 Comic Book published by D.C. Comics graded CGC 9.6	$10.00	5,000	$50,000	$7,361	11/29/2021	12/22/2021
#HOBBIT	11/29/2021	1937 First Edition copy of The Hobbit by J. R. R. Tolkien	$8.00	10,000	$80,000	$9,150	11/29/2021	12/22/2021
#PUNK5883	11/29/2021	Number 5883 Male CryptoPunk NFT	$15.00	40,000	$600,000	$28,900	11/29/2021	1/6/2022
#POPEYE	12/6/2021	1986 NES Popeye Video Game graded Wata 9.4 A+	$10.00	11,000	$110,000	$17,443	12/6/2021	1/6/2022
#SMB2	11/22/2021	1988 NES Super Mario Bros. 2 Video Game graded Wata 9.6 A++	$15.00	20,000	$300,000	$14,118	11/22/2021	1/10/2022
#OBIWAN	12/6/2021	1978 Kenner Star Wars Ben (Obi-Wan) Kenobi Action Figure graded AFA 85	$6.00	2,000	$12,000	$749	12/6/2021	1/10/2022
#HAMILTON1	12/6/2021	2020 Topps Dynasty Triple Relic #ILH Lewis Hamilton Autographed Patch Card graded PSA 10	$7.00	5,000	$35,000	$4,718	12/6/2021	1/10/2022
#GIANNIS2	5/18/2021	2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5	$10.00	41,500	$415,000	$44,784	7/19/2021	1/18/2022
#03SERENA	11/15/2021	2003 NetPro International Series #2A Serena Williams Autographed Patch Rookie Card graded BGS 8	$10.00	8,500	$85,000	$7,880	11/15/2021	1/28/2022
#BAYC4612	12/13/2021	Number 4612 Bored Ape Yacht Club NFT with Laser Eyes	$7.00	100,000	$700,000	$27,150	12/13/2021	1/31/2022
#IOMMI	9/27/2021	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	$10.00	6,500	$65,000	$13,250	9/27/2021	2/7/2022
#MEGALODON	10/12/2021	Carcharocles Megaladon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	$20.00	30,000	$600,000	$135,930	10/12/2021	3/31/2022
#BLASTOISE	12/6/2021	Pokémon Blastoise #009/165R Test Print "Gold Border" Foil Card graded CGC 6.5+	$5.00	40,000 / 50,000	$200,000 / $250,000	$28,713	12/6/2021	Q2 2022 or Q3 2022
#84JORDAN2	12/13/2021	1984 Nike Air Ship Michael Jordan Game-Worn Sneakers	$9.00	80,000 / 100,000	$720,000 / $900,000	$53,650	12/13/2021	Q2 2022 or Q3 2022
Total 1/1/2021 – 12/31/2021		168 Series	-	-	-	$2,727,119	-	-
Total 1/1/2020 – 12/31/2020		114 Series	-	-	-	$584,015	-	-

The Series listed below closed their Offerings during the Current Period.

Series / Series Name	Qualification Date	Underlying Asset	Purchase Price	Opening Date	Closing Date	Date Underlying Asset Acquired	Offering Price per Interest	Membership Interests	Offering Size	Sale Price (1)	Dividend Amount Per Interest (1)
#13GIANNIS	11/25/2020	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	$19,600.00	12/19/2020	1/13/2021	10/21/2020	$5.00	5,000	$25,000
#AVENGERS1	7/20/2020	1963 Avengers #1 CGC NM + 9.6 comic book	$250,000.00	12/16/2020	1/13/2021	6/19/2020	$54.00	5,000	$270,000	$325,000	$61.97
#04MESSI	11/25/2020	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	$39,600.00	12/21/2020	1/13/2021	11/10/2020	$5.00	9,000	$45,000
#AVENGE57	8/21/2020	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	$17,000.00	12/2/2020	1/13/2021	7/31/2020	$1.00	20,000	$20,000
#03TACHE	10/28/2020	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	$70,192.00	11/17/2020	1/13/2021	9/25/2020	$5.00	15,600	$78,000
#99TMB2	11/25/2020	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	$50,300.00	12/14/2020	1/13/2021	10/27/2020	$6.00	10,000	$60,000
#PUNCHOUT	12/21/2020	1987 NES Mike Tyson’s PUNCH-OUT!! Wata 9.4 A+ video game	$80,000.00	12/22/2020	1/13/2021	11/13/2020	$9.00	10,000	$90,000
#BULLSRING	11/25/2020	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	$249,600.00	12/19/2020	1/13/2021	10/30/2020	$10.00	30,000	$300,000
#70AARON	11/25/2020	1970 Topps Hank Aaron card graded PSA GEM MINT 10	$16,122.00	12/23/2020	1/13/2021	10/14/2020	$3.00	6,000	$18,000
#96CHARZRD	12/21/2020	1996 Pokemon Japanese Base Set No Rarity Symbol Holo Charizard #6 PSA MINT 9	$57,877.00	12/27/2020	1/13/2021	11/26/2020	$10.00	6,500	$65,000
#01TIGER	12/21/2020	2001 SP Authentic #45 Tiger Woods Autographed Rookie Card graded BGS GEM MINT 9.5	$15,600.00	12/30/2020	1/13/2021	11/24/2020	$10.00	1,850	$18,500
#ICECLIMB	12/21/2020	1985 NES Ice Climber Wata 9.0 A video game	$70,000.00	12/28/2020	1/13/2021	11/5/2020	$8.00	10,000	$80,000

#09COBB	11/25/2020	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	$27,600.00	1/6/2021	1/19/2021	10/23/2020	$4.00	8,000	$32,000
#51HOWE	11/25/2020	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	$39,600.00	1/5/2021	1/19/2021	11/10/2020	$9.00	5,000	$45,000	$52,000	$10.12
#96JORDAN2	1/8/2021	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	$47,880.00	1/11/2021	1/19/2021	12/7/2020	$5.00	10,800	$54,000
#JUNGLEBOX	12/21/2020	1999 Pokémon Jungle 1st Edition Booster Box	$30,100.00	1/3/2021	1/19/2021	12/1/2020	$5.00	6,900	$34,500
#59FLASH	1/8/2021	1959 The Flash #105 comic book graded NM 9.4 by CGC	$58,000.00	1/12/2021	1/25/2021	12/18/2020	$6.50	10,000	$65,000
#FOSSILBOX	12/21/2020	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	$18,000.00	1/11/2021	1/25/2021	11/30/2020	$5.00	4,200	$21,000
#THOR	10/28/2020	1962 Journey Into Mystery #83 CGC NM 9.4	$195,000.00	1/7/2021	1/25/2021	9/18/2020	$20.00	10,750	$215,000	$261,000	$23.03
#POKEBLUE	12/21/2020	1998 Game Boy Pokémon Blue video game	$20,000.00	1/20/2021	1/27/2021	11/13/2020	$10.00	2,400	$24,000
#98GTA	12/21/2020	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	$13,200.00	1/14/2021	1/27/2021	11/30/2020	$5.00	3,150	$15,750
#PICNIC	8/21/2020	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	$48,000.00	12/9/2020	1/27/2021	7/31/2020	$27.00	2,000	$54,000
#DOMINOS	1/8/2021	1990 Rolex Air-King Dominos Pizza Special Edition Watch	$8,467.91	1/19/2021	1/27/2021	12/16/2020	$5.50	2,000	$11,000
#58PELE	11/25/2020	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	$288,000.00	1/11/2021	1/28/2021	11/10/2020	$10.00	31,500	$315,000	$1,331,268	$35.35
#09CURRY	1/8/2021	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	$22,800.00	1/25/2021	2/2/2021	12/18/2020	$10.00	2,500	$25,000

#84JORDAN	1/8/2021	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	$312,500.00	1/21/2021	2/2/2021	12/11/2020	$25.00	15,000	$375,000
#09BEAUX	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	$29,475.00	1/4/2021	2/2/2021	10/9/2020	$5.00	6,800	$34,000
#KEROUAC	9/24/2020	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	$85,000.00	12/13/2020	2/7/2021	8/18/2020	$20.00	4,900	$98,000
#96JORDAN	1/8/2021	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	$42,000.00	1/26/2021	2/7/2021	12/11/2020	$4.00	12,000	$48,000
#FEDERAL	11/25/2020	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	$120,000.00	1/25/2021	2/7/2021	10/20/2020	$15.00	10,000	$150,000
#62BOND	12/21/2020	1962 First Edition Presentation copy of The Spy Who Loved Me by Ian Fleming inscribed to Robert Kennedy	$76,454.70	12/30/2020	2/7/2021	11/30/2020	$6.00	15,500	$93,000
#71TOPPS	1/8/2021	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	$60,000.00	1/18/2021	2/17/2021	12/18/2020	$4.00	17,000	$68,000
#DEATON	12/21/2020	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	$250,000.00	1/25/2021	2/17/2021	11/20/2020	$25.00	11,400	$285,000
#98ZELDA	1/8/2021	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	$20,000.00	2/3/2021	2/17/2021	12/23/2020	$4.70	5,000	$23,500
#03JORDAN2	1/8/2021	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	$36,000.00	2/9/2021	2/22/2021	12/18/2020	$4.20	10,000	$42,000

#WOLVERINE	1/8/2021	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	$42,000.00	2/7/2021	2/22/2021	12/18/2020	$9.50	5,000	$47,500	$57,000	$10.86
#91JORDAN	1/8/2021	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	$67,200.00	1/31/2021	2/24/2021	12/18/2020	$7.00	10,000	$70,000
#79GRETZKY	1/8/2021	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	$720,000.00	2/5/2021	2/25/2021	12/18/2020	$40.00	20,000	$800,000
#17DUJAC	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	$23,232.00	2/15/2021	3/8/2021	8/31/2020	$8.00	3,250	$26,000
#FAUBOURG2	9/24/2020	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	$150,000.00	12/28/2020	3/8/2021	9/11/2020	$15.00	11,000	$165,000
#MOSASAUR	1/8/2021	Mosasaur Halisaurus Arambourgi Skeleton	$17,812.50	2/21/2021	3/15/2021	12/11/2020	$5.00	6,000	$30,000
#92JORDAN	1/8/2021	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	$36,000.00	2/23/2021	3/15/2021	12/11/2020	$6.00	7,000	$42,000
#14KOBE	1/8/2021	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	$69,300.00	2/14/2021	3/15/2021	12/18/2020	$8.00	9,750	$78,000	$95,000	$9.27
#03LEBRON3	1/8/2021	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	$204,000.00	2/12/2021	3/15/2021	12/18/2020	$23.00	10,000	$230,000
#95TOPSUN	2/23/2021	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	$50,000.00	3/2/2021	3/15/2021	1/8/2021	$6.00	10,000	$60,000
#09TROUT2	2/23/2021	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	$50,000.00	2/28/2021	3/16/2021	1/14/2021	$5.00	11,200	$56,000
#59BOND	12/21/2020	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	$68,220.94	2/24/2021	3/16/2021	11/30/2020	$8.00	10,250	$82,000

#OPEECHEE	1/8/2021	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	$252,000.00	2/19/2021	3/16/2021	12/18/2020	$30.00	10,000	$300,000
#ROCKETBOX	2/23/2021	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	$25,100.00	3/10/2021	3/22/2021	12/30/2020	$6.00	4,750	$28,500
#94JORDAN	1/8/2021	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	$73,200.00	2/16/2021	3/22/2021	12/18/2020	$8.50	10,000	$85,000
#18LUKA	2/23/2021	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	$22,322.22	3/14/2021	4/6/2021	1/20/2021	$5.00	5,300	$26,500
#86DK3	2/23/2021	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	$38,400.00	3/1/2021	4/6/2021	1/22/2021	$10.00	4,350	$43,500	$60,000	$12.87
#FANFOUR5	2/23/2021	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	$72,000.00	3/3/2021	4/6/2021	1/22/2021	$8.00	10,000	$80,000
#16KOBE	10/28/2020	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	$631,200.00	3/5/2021	4/6/2021	10/28/2020	$8.00	100,000	$800,000
#11BELAIR	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	$18,995.00	3/10/2021	4/6/2021	10/9/2020	$11.00	2,000	$22,000
#76PAYTON	2/23/2021	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	$53,500.00	3/9/2021	4/6/2021	1/18/2021	$6.50	10,000	$65,000
#17MAHOMES	2/23/2021	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	$215,000.00	2/27/2021	4/6/2021	1/8/2021	$12.00	25,000	$300,000	$350,000	$12.90

#85MJPROMO	2/23/2021	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	$22,500.00	3/7/2021	4/6/2021	1/14/2021	$8.00	3,500	$28,000
#96KOBE	2/23/2021	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	$67,200.00	3/24/2021	4/9/2021	2/5/2021	$11.00	7,000	$77,000
#99CHARZRD	2/23/2021	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	$300,000.00	3/20/2021	4/9/2021	1/22/2021	$10.00	35,000	$350,000
#68RYAN	2/23/2021	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	$60,000.00	3/17/2021	4/9/2021	1/30/2021	$7.00	10,000	$70,000
#MARADONA	2/23/2021	1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	$11,211.00	3/16/2021	4/9/2021	12/27/2020	$7.00	2,000	$14,000
#POKEYELOW	2/23/2021	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	$46,500.00	3/23/2021	4/13/2021	1/22/2021	$5.00	11,000	$55,000
#POKELUGIA	2/23/2021	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	$95,000.00	3/15/2021	4/13/2021	1/26/2021	$11.00	10,000	$110,000
#XMEN1	12/21/2020	1963 X-Men #1 CGC NM 9.4 comic book	$215,000.00	3/13/2021	4/15/2021	11/13/2020	$20.00	12,000	$240,000	$325,000	$25.21
#VANHALEN	1/8/2021	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	$54,000.00	2/2/2021	4/15/2021	12/18/2020	$12.40	5,000	$62,000
#48JACKIE	1/8/2021	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	$340,000.00	1/29/2021	4/15/2021	12/18/2020	$20.00	18,750	$375,000

#05MJLJ	2/23/2021	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	$72,000.00	3/20/2021	7/1/2021	1/15/2021	$4.00	20,500	$82,000
#81MONTANA	2/23/2021	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	$63,000.00	3/29/2021	7/1/2021	1/24/2021	$7.00	10,000	$70,000
#00MOUTON	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	$23,449.00	4/1/2021	7/1/2021	10/9/2020	$13.50	2,000	$27,000
#07DURANT	3/29/2021	2007 Topps Chrome Orange Refractor Kevin Durant Rookie Card graded PSA GEM MT 10	$115,200.00	6/4/2021	7/1/2021	2/12/2021	$13.00	9,000	$117,000
#56AARON	3/29/2021	1956 Topps #31 Hank Aaron (White Back) graded PSA Mint 9	$40,800.00	4/23/2021	7/1/2021	3/12/2021	$5.00	10,000	$50,000
#85LEMIEUX	3/29/2021	1985 O-Pee-Chee Hockey Mario Lemieux Rookie Card #9 graded PSA GEM-MT 10	$78,000.00	4/7/2021	7/1/2021	2/12/2021	$5.00	17,500	$87,500
#87JORDAN	3/29/2021	1987 Fleer Michael Jordan Card #59 graded PSA GEM MT 10	$45,100.00	3/30/2021	7/1/2021	2/11/2021	$5.00	10,000	$50,000
#AC23	3/29/2021	1940 Action Comics #23 comic book published by D.C. Comics graded CGC 5.5	$24,000.00	5/25/2021	7/1/2021	3/5/2021	$7.00	4,000	$28,000
#APPLE1	1/8/2021	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	$736,862.50	4/2/2021	7/1/2021	12/18/2020	$25.00	33,000	$825,000
#GWLOTTO	3/29/2021	1768 George Washington Mountain Road Lottery Ticket with Signature	$25,712.50	4/5/2021	7/1/2021	2/26/2021	$14.00	2,500	$35,000
#GYMBOX	2/23/2021	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	$14,999.99	3/30/2021	7/1/2021	1/28/2021	$6.00	3,000	$18,000
#HUCKFINN	3/29/2021	1885 First Edition, Adventures of Huckleberry Finn by Mark Twain	$18,000.00	4/20/2021	7/1/2021	2/5/2021	$11.00	2,000	$22,000

#NEOBOX	2/23/2021	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	$40,133.00	4/14/2021	7/1/2021	1/27/2021	$4.50	10,000	$45,000
#NEWTON	11/25/2020	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	$255,000.00	5/4/2021	7/1/2021	10/29/2020	$10.00	30,000	$300,000
#NICKLAUS1	2/23/2021	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	$34,499.00	4/7/2021	7/1/2021	1/28/2021	$10.00	4,000	$40,000
#POKEMON2	2/23/2021	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	$375,000.00	4/2/2021	7/1/2021	1/29/2021	$10.00	41,500	$415,000
#POKERED	3/29/2021	1998 Game Boy Pokémon Red Video Game graded Wata 9.2 A++	$34,500.00	5/5/2021	7/1/2021	3/8/2021	$4.00	10,000	$40,000
#RIVIERA	3/29/2021	1965 Rolex 1601 Datejust retailed by Joyeria Riviera	$22,680.00	4/12/2021	7/1/2021	2/22/2021	$5.00	6,000	$30,000
#SMB3	3/29/2021	1990 NES Super Mario Bros. 3 Video Game graded Wata 9.4 A+	$21,500.00	4/11/2021	7/1/2021	3/5/2021	$5.00	5,000	$25,000
#WALDEN	3/29/2021	1854 First Edition Walden; or, Life in the Woods by Henry David Thoreau	$17,000.00	5/12/2021	7/1/2021	2/12/2021	$10.25	2,000	$20,500
#WZRDOFOZ	2/23/2021	1900 First Edition of The Wonderful Wizard Of OZ	$80,000.00	4/27/2021	7/1/2021	1/15/2021	$15.00	6,000	$90,000
#60ALI	3/29/2021	1960 Hemmets Journal #23 Cassius Clay (Muhammad Ali) Rookie Card graded PSA Mint 9	$210,000.00	4/2/2021	7/14/2021	3/12/2021	$10.00	23,500	$235,000
#TORNEK	11/25/2020	1964 Tornek-Rayville ref. TR-900	$153,000.00	11/26/2020	7/14/2021	7/3/2020	$5.00	33,000	$165,000
#DIMAGGIO3	2/23/2021	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	$415,000.00	5/24/2021	7/14/2021	7/16/2021	$20.00	22,500	$450,000
#POKEMON3	3/29/2021	1999 Pokémon 1st Edition Complete Set graded PSA GEM MT 10	$552,000.00	4/25/2021	7/14/2021	5/3/2021	$120.00	5,000	$600,000

#09CURRY2	2/23/2021	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	$451,200.00	3/26/2021	7/28/2021	2/5/2021	$25.00	21,000	$525,000
#80ALI	3/29/2021	1980 Muhammad Ali Sparring Gloves Worn in Training for Larry Holmes Bout and Inscribed to Sylvester Stallone	$60,000.00	5/3/2021	7/28/2021	3/12/2021	$7.50	10,000	$75,000
#58PELE3	2/23/2021	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	$180,000.00	5/7/2021	7/28/2021	2/5/2021	$20.00	11,250	$225,000
#BATMAN2	3/29/2021	1940 Batman #2 comic book published by D.C. Comics graded CGC 9.0	$76,000.00	5/10/2021	7/28/2021	3/5/2021	$10.00	8,500	$85,000
#85ERVING	3/29/2021	1985 Julius Erving Game Worn and Signed Jersey	$37,200.00	5/17/2021	7/28/2021	3/12/2021	$4.50	10,000	$45,000
#LJKOBE	3/29/2021	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	$156,000.00	5/17/2021	7/28/2021	3/12/2021	$10.00	18,000	$180,000	$215,000	$11.29
#99MJRETRO	5/18/2021	1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9	$43,200.00	6/12/2021	7/28/2021	4/23/2021	$5.00	10,000	$50,000
#FLASH123	3/29/2021	1961 The Flash #123 comic book published by D.C Comics graded CGC 9.4	$25,000.00	6/18/2021	7/28/2021	3/5/2021	$8.00	3,625	$29,000
#85GPK	6/25/2021	1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10	$17,900.00	6/28/2021	7/28/2021	5/27/2021	$12.00	1,000	$12,000
#IPOD	6/25/2021	2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box	$21,995.00	7/2/2021	7/28/2021	6/7/2021	$5.00	5,000	$25,000

#HGWELLS	3/29/2021	1895 First Edition The Time Machine: An Invention Inscribed by H.G Wells	$40,000.00	6/18/2021	8/2/2021	2/12/2021	$6.20	7,500	$46,500
#85JORDAN2	2/23/2021	1985 Signed Michael Jordan "Shattered Backboard" Jersey	$230,000.00	3/21/2021	8/2/2021	6/18/2021	$14.00	20,000	$280,000
#SANTANA	3/29/2021	Gibson Les Paul SG Guitar owned and played by Carlos Santana	$57,500.00	6/2/2021	8/9/2021	3/5/2021	$5.00	15,000	$75,000
#CONGRESS	1/8/2021	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	$98,200.00	6/28/2021	8/9/2021	1/8/2021	$24.00	5,000	$120,000
#66ORR	6/25/2021	1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	$85,200.00	7/2/2021	8/9/2021	12/18/2020	$5.00	10,000	$50,000
#01TIGER2	6/25/2021	2001 Upper Deck Golf Black Label #1 Tiger Woods Rookie Card graded BGS Pristine 10	$15,300.00	7/9/2021	8/9/2021	5/28/2021	$8.50	2,000	$17,000
#GRIFFEYJR	6/25/2021	1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10	$30,000.00	7/13/2021	8/9/2021	7/30/2021	$8.00	2,500	$20,000
#87ZELDA	5/18/2021	1987 NES Legend of Zelda Video Game graded Wata 9.4 B+	$100,000.00	7/19/2021	8/9/2021	4/2/2021	$11.50	10,000	$115,000
#01HALO	3/29/2021	2001 Xbox Halo: Combat Evolved (Black Label) Video Game graded Wata 9.4 A+	$13,750.00	7/23/2021	8/9/2021	3/12/2021	$6.80	2,500	$17,000
#EINSTEIN2	5/18/2021	1948 Albert Einstein Typed and Signed Letter On God	$70,000.00	7/9/2021	8/9/2021	4/2/2021	$16.00	5,000	$80,000
#86JORDAN2	6/25/2021	1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10	$73,200.00	7/23/2021	8/11/2021	5/28/2021	$8.00	10,000	$80,000
#97KOBE	6/25/2021	1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA GEM MT 10	$57,600.00	7/30/2021	8/25/2021	5/28/2021	$6.50	10,000	$65,000

#XMEN94	6/25/2021	1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8	$57,555.00	7/30/2021	8/25/2021	6/4/2021	$6.50	10,000	$65,000
#TOPPSTRIO	6/25/2021	1980 Topps Scoring Leader Card (Bird / Erving /Johnson) Graded PSA MINT 9	$75,000.00	8/6/2021	8/25/2021	2/12/2021	$6.00	5,000	$30,000
#81BIRD	6/25/2021	1981 Topps #4 Larry Bird Card graded PSA GEM MT 10	$39,600.00	8/11/2021	8/25/2021	4/23/2021	$6.00	5,000	$30,000
#THEROCK	6/25/2021	1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10	$17,877.51	8/1/2021	9/1/2021	5/25/2021	$12.00	1,000	$12,000
#04MESSI2	6/25/2021	2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10	$45,000.00	8/12/2021	9/1/2021	5/28/2021	$7.00	5,000	$35,000
#09RBLEROY	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	$96,285.00	8/6/2021	9/1/2021	10/9/2020	$25.00	4,300	$107,500
#XLXMEN1	6/25/2021	1975 Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8	$57,000.00	8/20/2021	9/7/2021	6/4/2021	$8.00	8,000	$64,000
#03LEBRON5	6/25/2021	2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9	$95,000.00	8/27/2021	9/13/2021	2/26/2021	$10.00	8,500	$85,000
#SLASH	3/29/2021	Exact aged replica of Slash’s original Factory Black 1966 Gibson Doubleneck Guitar built as a prototype for the Slash EDS-1275 Doubleneck	$50,000.00	8/31/2021	9/30/2021	11/19/2021	$5.00	13,000	$65,000
#METEORITE	5/18/2021	Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon	$272,500.00	8/11/2021	9/30/2021	4/9/2021	$20.00	17,500	$350,000

#89TMNT	9/15/2021	1989 NES Teenage Mutant Ninja Turtles Video Game graded Wata 9.4 A	$20,000.00	9/15/2021	10/7/2021	7/9/2021	$11.00	2,000	$22,000
#00BRADY2	5/18/2021	2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10	$312,000.00	8/20/2021	10/7/2021	4/30/2021	$10.00	32,500	$325,000
#NESWWF	9/21/2021	1989 NES WWF Wrestlemania Video Game graded Wata 9.6 A+	$15,000.00	9/21/2021	10/7/2021	8/20/2021	$3.00	6,000	$18,000
#PUNK9670	9/15/2021	Number 9670 Female CryptoPunk NFT	$62,099.52	9/16/2021	10/7/2021	7/13/2021	$10.00	7,200	$72,000
#18ALLEN	9/21/2021	2018 National Treasures #163 Josh Allen Autographed Jersey Rookie Card graded BGS 9.5	$32,500.00	9/22/2021	10/12/2021	6/18/2021	$3.00	12,000	$36,000
#CASTLEII	9/27/2021	1988 NES Castlevania II: Simon’s Quest Video Game graded Wata 9.6 A+	$15,000.00	9/27/2021	10/12/2021	8/20/2021	$9.00	2,000	$18,000
#36OWENS	9/21/2021	Four Tickets From Jesse Owens' Gold Medal Events in the 1936 Berlin Olympics	$20,000.00	9/22/2021	10/12/2021	7/2/2021	$10.00	2,500	$25,000
#BAYC601	9/27/2021	Number 601 Bored Ape Yacht Club NFT with Sea Captain’s Hat	$143,818.08	9/27/2021	10/12/2021	9/9/2021	$10.00	16,500	$165,000
#60MANTLE	2/23/2021	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	$800,000.00	8/20/2021	10/20/2021	9/29/2021	$20.00	42,500	$850,000
#PUNK8103	9/21/2021	Number 8103 Male CryptoPunk NFT	$500,000.00	9/21/2021	10/20/2021	9/16/2021	$9.33	60,000	$559,800
#GHOST1	9/27/2021	1973 Ghost Rider #1 Comic Book published by Marvel graded CGC 9.8	$11,561.00	9/27/2021	10/20/2021	8/1/2021	$7.00	2,000	$14,000
#KIRBY	10/12/2021	1992 GameBoy Kirby’s Dream Land Video Game graded Wata 9.8 A++	$50,000.00	10/12/2021	10/26/2021	8/20/2021	$6.00	10,000	$60,000

#20HERBERT	9/27/2021	2020 National Treasures #158 Justin Herbert Autographed Patch Rookie Card graded BGS 9.5	$60,000.00	9/27/2021	10/26/2021	8/19/2021	$7.00	10,000	$70,000
#HENDERSON	9/27/2021	1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10	$180,100.00	9/27/2021	10/26/2021	2/22/2021	$5.00	27,000	$135,000
#03RONALDO	9/27/2021	2003 Panini #137 Cristiano Ronaldo Rookie Card graded PSA 10	$156,000.00	9/27/2021	10/26/2021	8/13/2021	$14.00	12,500	$175,000
#BROSGRIMM	2/23/2021	1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	$112,500.00	5/19/2021	10/26/2021	12/18/2020	$27.00	5,000	$135,000
#HONUS2	10/12/2021	1910 Tip-Top Bread Honus Wagner Card graded PSA 5	$85,200.00	10/12/2021	10/26/2021	8/13/2021	$10.00	10,000	$100,000
#MARX	10/12/2021	1867 First Edition Das Kapital By Karl Marx	$105,000.00	10/12/2021	11/3/2021	2/12/2021	$15.00	8,000	$120,000
#MEEB15511	10/18/2021	Number 15511 Pig Meebit	$67,735.36	10/19/2021	11/3/2021	9/22/2021	$5.00	15,000	$75,000
#90BATMAN	10/18/2021	1990 NES Batman Video Game graded Wata 9.8 A+	$50,000.00	10/19/2021	11/3/2021	8/20/2021	$5.90	10,000	$59,000
#09HARDEN	10/18/2021	2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA GEM MT 10	$22,800.00	10/19/2021	11/3/2021	5/28/2021	$13.00	2,000	$26,000
#SIMPSONS1	10/25/2021	1991 NES Simpsons: Bart vs. The Space Mutants Video Game graded Wata 9.6 A+	$15,000.00	10/25/2021	11/9/2021	8/20/2021	$9.25	2,000	$18,500
#SPIDER129	10/18/2021	1974 Amazing Spider-Man #129 Comic Book published by Marvel graded CGC 9.8	$36,000.00	10/19/2021	11/9/2021	8/1/2021	$4.00	10,000	$40,000
#93JETER	10/25/2021	1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5	$31,100.00	10/25/2021	11/9/2021	3/12/2021	$16.00	1,000	$16,000

#NESDK3	10/18/2021	1986 NES Donkey Kong 3 Video Game graded Wata 9.4 A+	$100,000.00	10/19/2021	11/9/2021	8/13/2021	$5.00	22,800	$114,000
#BAYC7359	10/12/2021	Number 7359 Bored Ape Yacht Club NFT with Space Suit	$165,302.07	10/12/2021	11/10/2021	9/28/2021	$10.00	19,000	$190,000
#CURIO10	11/1/2021	Set of Curio Cards NFTs Numbered One to Ten	$66,694.33	11/1/2021	11/15/2021	10/15/2021	$7.50	10,000	$75,000
#WILDTHING	10/25/2021	1963 First Edition Inscribed copy of Where The Wild Things Are by Maurice Sendak	$15,000.00	10/25/2021	11/15/2021	7/2/2021	$9.00	2,000	$18,000
#1776	1/8/2021	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	$1,450,000.00	4/27/2021	11/26/2021	1/28/2021	$25.00	80,000	$2,000,000
#MACALLAN1	11/1/2021	30 Year Old Macallan Sherry Oak Blue Label Single Malt Scotch Whisky	$11,914.00	11/1/2021	11/30/2021	10/22/2021	$13.25	1,000	$13,250
#98JORDAN2	11/1/2021	1998 Upper Deck Michael Jordan Jersey Autograph Card graded BGS GEM MINT 9.5	$288,000.00	11/1/2021	11/30/2021	2/12/2021	$20.00	16,500	$330,000
#BAYC9159	11/9/2021	Number 9159 Bored Ape Yacht Club NFT with a Leather Jacket	$188,500.00	11/9/2021	12/8/2021	10/15/2021	$5.00	39,000	$195,000
#FANTASY7	11/22/2021	1997 PlayStation1 Final Fantasy VII	$35,000.00	11/22/2021	12/8/2021	12/10/2021	$4.00	10,000	$40,000
#SURFER4	11/9/2021	1969 Silver Surfer #4 Comic Book published by Marvel graded CGC 9.8	$67,000.00	11/9/2021	12/14/2021	9/3/2021	$8.00	10,000	$80,000
#OHTANI1	11/9/2021	2018 Bowman Chrome Shohei Ohtani Orange Refractors Pitching Autographed Rookie Card graded BGS 9.5	$80,400.00	11/9/2021	12/14/2021	8/13/2021	$9.00	10,000	$90,000
#OHTANI2	11/9/2021	2018 Bowman Chrome Shohei Ohtani Orange Refractors Batting Autographed Rookie Card graded BGS 9.5	$65,000.00	11/9/2021	12/14/2021	8/7/2021	$8.00	9,125	$73,000

#WILT100	11/9/2021	1962 Ticket Stub from Wilt Chamberlain’s 100-Point Game graded PSA 3	$100,000.00	11/9/2021	12/14/2021	8/13/2021	$10.00	11,500	$115,000
#PENGUIN	11/15/2021	1941 Detective Comics #58 Comic Book published by D.C. Comics graded CGC 8.0	$52,111.00	11/15/2021	12/14/2021	8/27/2021	$6.00	10,000	$60,000
#KARUIZAWA	11/15/2021	50 Year Old Karuizawa Aqua of Life Single Malt Whisky	$57,868.00	11/15/2021	12/14/2021	10/22/2021	$5.00	13,000	$65,000
#KOMBAT	11/22/2021	1993 SNES Mortal Combat Video Game graded Wata 9.8 A+	$79,200.00	11/22/2021	12/14/2021	9/24/2021	$9.00	10,000	$90,000
#APPLELISA	11/1/2021	Fully Functioning 1983 Apple Lisa Computer with Original Twiggy Floppy Drives	$94,948.75	11/1/2021	12/22/2021	8/27/2021	$11.00	10,000	$110,000
#98MANNING	11/22/2021	1998 SP Authentic #14 Peyton Manning Rookie Card graded BGS 10	$19,000.00	11/22/2021	12/22/2021	9/23/2021	$11.00	2,000	$22,000
#GIJOE	11/22/2021	1983 Hasbro G.I. Joe: Cobra Commander Action Figure graded AFA 95	$37,663.20	11/22/2021	12/22/2021	10/29/2021	$9.00	5,000	$45,000
#BEATLES1	11/22/2021	1962 The Beatles Signed “Love Me Do” Single	$20,312.50	11/22/2021	12/22/2021	11/1/2021	$4.00	6,000	$24,000
#SQUIG5847	11/22/2021	Number 5847 Art Blocks Chromie Squiggle NFT	$56,085.62	11/22/2021	12/22/2021	11/12/2021	$11.00	6,000	$66,000
#PACQUIAO	11/29/2021	1999 World Boxing #143 Manny Pacquiao Rookie Card graded PSA 10	$14,150.00	11/29/2021	12/22/2021	10/24/2021	$8.50	2,000	$17,000
#83JOBS	11/29/2021	1983 Steve Jobs Leather Jacket Worn in Picture of Jobs Giving the Middle Finger outside the IBM Building	$66,466.25	11/29/2021	12/22/2021	8/27/2021	$7.50	10,000	$75,000
#BATMAN181	11/29/2021	1966 Batman #181 Comic Book published by D.C. Comics graded CGC 9.6	$41,001.00	11/29/2021	12/22/2021	9/3/2021	$10.00	5,000	$50,000
#HOBBIT	11/29/2021	1937 First Edition copy of The Hobbit by J. R. R. Tolkien	$68,750.00	11/29/2021	12/22/2021	9/24/2021	$8.00	10,000	$80,000

Total 1/1/2021 – 12/31/2021	173 Series	$19,251,141	-	-	-	-	-	$3,068,769	-	-
Total 1/1/2020 – 12/31/2020	98 Series	$5,686,523	-	-	-	-	-	$3,904,580	-	-

(1) Blank cells represent Series whose Interests remain on the platform as of the filing date

Operating Results for the Current Period and the Prior Period

Changes in operating results are impacted significantly by any increase in the number of Underlying Assets that the Company, through the Asset Manager, operates and manages. During the Current Period and the Prior Period, the Company engaged in acquiring Underlying Assets, entering into Purchase and Purchase Option Agreements, launching Offerings, Closing Offerings, qualifying but not yet launching Offerings and selling Underlying Assets. Additional information can be found below in the Asset Acquisitions, Purchase Options and Asset Sales subsection and the Trend Information subsection or above in the Master Series Table.

Revenues

Revenues are generated at the Company or the Series level. No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed.

Operating Expenses

The Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) incurred prior to the Closing of an Offering related to any of the Underlying Assets are being paid by the Manager and recognized by the Company as capital contributions and will not be reimbursed by the Series. Each Series of the Company will be responsible for its own Operating Expenses beginning on the Closing date of the Offering for such Series Interests. However, the Manager has agreed to pay and not be reimbursed for certain but not all expenses such as post-closing Operating Expenses incurred and recorded by Series of the Company through the Current Period and the Prior Period. These are accounted for as capital contributions by each respective Series.

Consolidated Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for the Company and all of the Series are summarized by category for the Current Period and the Prior Period are as follows:

Total Expenses
	12/31/2021	12/31/2020	Difference	% Change	Note
Storage	$60,793	$18,426	$42,367	230%	The increase is due to an increase of the number of assets
Transportation	2,683	402	2,281	567%	The increase is due to an increase of the number of assets
Insurance	219,900	53,368	166,531	312%	The increase is due to an increase of the number of assets
Bookkeeping and Accounting Fees	133,759	56,223	77,537	138%	The increase is due to an increase of the number of assets
Marketing Expense	60,330	18,895	41,436	219%	The increase is due to an increase of the number of assets
Banking Fees	695	500	195	39%	The increase is due to an increase of the number of assets
Loss on Sale	4,305	-	4,305	100%	The increase is due to a loss on sale of an asset
Loss on Impairment	402,420	31,406	371,014	1181%	The increase is due to an increase of the number of assets that needed to be impaired
Total Expenses	$884,885	$179,220	$705,666	394%

See Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements for the table represents Expenses by Series for the Current Period and Prior Period.

Asset Acquisitions, Purchase Options and Asset Sales

Details of the Underlying Assets acquired or for which we entered into purchase option agreements or purchase agreements during the Current Period, and the Prior Period, are listed in the Master Series Table and summarized in the table below. We typically acquire Underlying Assets through the following methods.

1)Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of the Offering related to the Series.

2)Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the Closing of the Offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the Closing.

3)Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset

4)Consignment agreement – the Company enters into a consignment agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset and under which the Company takes possession of the Underlying Asset during a consignment period

In addition to acquiring Underlying Assets, from time to time the Company receives take-over offers for certain Underlying Assets. Per the terms of the Company’s Second Amendment and Restated Limited Liability Company Agreement (the “Operating Agreement”), the Company, together with the Manager’s Advisory Board evaluates the offers and determines if it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Assets will be cancelled.

Details on the Underlying Assets acquired or for which we entered into purchase option agreements or purchase agreements, or which have subsequently been sold, are listed in the Master Series Table and summarized in the table below.

	# of Assets Sold	Total Value of Assets Sold ($)	# of Assets Acquired	Total Value Assets Acquired ($)	# of Purchase Option Agreements	Total Value of Purchase Option Agreements ($)	# of Purchase Agreements	Total Value of Purchase Agreements ($)	Grand Total #	Grand Total Value ($)
2020	(6)	($273,700)	152	$13,203,779	16	$1,353,700	75	$6,130,347	152	$13,203,779
2021	(21)	($3,627,900)	175	$18,473,872	0	0	44	$6,737,650	175	$18,473,872
Cumulative Total:	(6)	($273,700)	70	$6,065,833	31	$2,441,728	83	$8,072,247	178	$16,579,807

Note: Table represents agreements signed within the respective periods and value of Underlying Assets represented by the agreements.

See Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements for the table shows each Underlying Asset that was sold during the Current Period and the Prior Period. Net Gain / (Loss) on Sale of the Current Period and the Prior Period are as below:

Net Gain / (Loss) on Sale
Prior Period	$169,133
Current Period	$2,589,466

See Note G – Income Tax of our accompanying Notes to the Consolidated Financial Statements for provision for income taxes for each Series that sold their Underlying Asset during the Current Period and the Prior Period. Total provision for income taxes for the Current Period and Prior Period are as follows:

Total Provision for Income Tax
Prior Period	$36,637
Current Period	$517,097

See “Note C – Related Party Transactions” and “Note D –Debt” of our accompanying Notes to Consolidated Financial Statements for additional information on asset acquisitions.

Liquidity and Capital Resources

Since inception, the Company and each Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for such individual Series at the sole discretion of the Manager.

The Company has experienced recurring net losses and negative operating cash flows since inception and neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except in connection with the sale of certain Underlying Assets for gains (see Asset Disposition section in Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Accumulated Deficits. Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of each of the Current Period and the Prior Period.

Period	Income / (Loss)	Net Working Capital	Accumulated Deficit
2020	($46,724)	($8,292,792)	($189,108)
2021	$1,191,789	($6,863,617)	($955,394)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. RSE Markets, Inc. has agreed to provide the Company and each Series the financial support sufficient to meet the Company’s and each Series’ financial needs for the twelve months following the date of this filing.

Cash and Cash Equivalent Balances

As of the end of each of the Current Period and the Prior Period, the Company and the Series for which Closings had occurred, had total cash or cash equivalents balances as below (see Note A – Description of Organization and Business Operations – Liquidity and Capital Resources of our accompanying Notes to the Consolidated Financial Statements for details by Series’ cash or cash equivalent balances for the Current and Prior Period).

	Cash Balance
	Current Period	Prior Period
Total Series Cash Balance	$671,506	$170,336
RSE Archive	31,963	31,545
Total Cash Balance	$703,469	$201,881

Note: Only includes Series for which an Offering has closed. RSE Archive cash balance represents loans or capital contributions to be used for future payment of Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements)

Financial Obligations of the Company

On November 24, 2020 RSE Markets and Rally Holdings replaced its original 2019 $2.25 million demand note with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While amounts borrowed under the CF can be used to make purchases of Memorabilia Assets to become Underlying Assets, neither the Company nor any Series is a borrower under the CF, neither is responsible for repayment of any amounts outstanding, and neither is jointly and severally liable under the CF. RSE Markets has drawn upon the CF on two separate times, November 24, 2020 and January 29, 2021 (each such date, the “Credit Date”). The CF has an interest rate of 15.00% per annum, and a maturity date for each tranche of the earlier of (i) the two-year anniversary of the Credit Date of the respective tranche, and (ii) November 24, 2024 (or such earlier date on which the Loans become due and payable). It contains covenants and indemnification obligations that are customary for credit arrangements of this type. As of December 31, 2021, RSE Markets had $10.0 million drawn on the CF. For further information on the CF, please find the Credit Agreement attached hereto as Exhibits 6.5 dated November 24, 2020.

From time to time the Asset Manager, affiliates of the Manager or third-parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

See “Note A – Description of Organization and Business Operations – Liquidity and Capital Resources” and “Note D – Debt” of our accompanying Notes to the Consolidated Financial Statements for additional information. See “Item 2. Management’s Discussion and Analysis – Historical Investments in Underlying Assets – Current Period” for additional information on Purchase Option Agreements and amounts borrowed to facilitate the purchase of the Underlying Assets.

Recent Developments

The following sets forth updated information with respect to events that have occurred since December 31, 2021.

Event	Description
Offerings Opened	168
Offerings Closed	173
Underlying Assets Purchased	45 Purchase Agreements Signed 0 Purchase Option Agreements Signed 130 Upfront Purchase Agreements Signed
Underlying Assets Sold	22
Acquisition Expenses	$91,921

ITEM 3. DIRECTORS AND OFFICERS

The following individuals constitute the Board of Directors, executive management and significant employees of RSE Markets, the sole member of the Asset Manager:

Name(1)	Age	Position	Term of Office (Beginning)
Christopher J. Bruno	41	Founder, President & Director	05/2016
George J. Leimer	56	Chief Executive Officer & Director	8/2020
Robert A. Petrozzo	39	Chief Product Officer	06/2016
Maximilian F. Niederste-Ostholt	42	Chief Financial Officer	08/2016
Vincent DiDonato	44	Chief Technology Officer	10/2019
Greg Bettinelli	49	Director	07/2018
Joshua Silberstein	47	Director	10/2016
Ryan Sweeney	44	Director	04/2021

(1)Each of the directors of RSE Markets was elected as a director pursuant to a voting agreement among RSE Markets and certain stockholders of RSE Markets. There are no family relationships between any director, executive officer, person nominated or chosen to become a director or executive officer or any significant employee.

Background of Officers and Directors of RSE Markets

The following is a brief summary of the background of each director and executive officer of RSE Markets:

Christopher J. Bruno, Founder, President & Director

Chris is a serial entrepreneur who has developed several online platform businesses. In 2013, Chris co-founded Network of One, a data-driven content investment platform focused on the YouTube market where he worked until 2016.  Prior to Network of One, Chris co-founded Healthguru, a leading health information video platform on the web (acquired by Propel Media, Inc., OTC BB: PROM) where he worked from 2005 to 2013.

Chris began his career working in venture capital at Village Ventures where he invested in early-stage companies across the online media, telecommunications, software, medical devices, consumer products and e-commerce industries. Chris worked at Village Ventures from 2002 to 2005.

From 2004 to 2005, Chris also worked as an analyst directly for the management team of Everyday Health (NYSE: EVDY) during its growth phase.

Chris graduated magna cum laude with Honors from Williams College with a degree in Economics and received his Master of Business Administration, beta gamma sigma, from the NYU Stern School of Business with a specialization in Finance and Entrepreneurship.

George Leimer, Chief Executive Officer & Director

                George is a seasoned business and technology executive with extensive experience working in a diverse collection of industries ranging from e-commerce, content-creation, consumer internet, and entertainment. He has hands-on knowledge gained from direct leadership in general management, product development, and product marketing roles and early-stage experience from company formation through fund-raising, launch/operation and acquisition.

                Most recently George was the Senior Vice President of data platforms at Disney where he led the transformation of The Walt Disney Company’s consumer identity platform from an on-premises monolithic architecture to a highly available and scalable cloud-based solution. He led both technology and product groups at ESPN as a Vice President from 2013-2018 building products and running development groups.

From 2007 until 2009 George was a senior manager of online store merchandising at Apple. He had an entrepreneurial hiatus from Apple from 2009 until 2012 in which cofounded BigDeal.com, a hybrid gaming/ecommerce business. He returned to Apple in 2012 where he was the director of online store merchandising until he departed for ESPN in 2013.

George held various senior operations and technology roles at eBay and subsidiary Half.com from 1999 until 2007. In his tenure at eBay, George launched various services and led a portfolio of businesses generating $2 billion in annual gross merchandise sales.

George graduated from Widener University in 1987 with a bachelor’s in Management and an MIS Concentration.

Robert A. Petrozzo, Chief Product Officer

Rob is a designer and creative thinker who has led the development of multiple award-winning technology platforms in both the software and hardware arenas.  For the past decade, he has specialized in the product design space having created authoring components, architected the front-end of distribution platforms, and designed interactive content platforms for both consumers & enterprises. Immediately prior to joining the Asset Manager, he led the UX & UI effort at computer vision & robotics startup KeyMe, building interactive products from the ground up and deploying both mobile and kiosk-based software nationwide. Rob worked at KeyMe from 2014 to 2016.

His previous roles include internal software design for Ares Management (2013 to 2014), and Creative Director at ScrollMotion (2010 to 2013), where he led a team of content creators and product developers to release a fully integrated authoring tool and over 300 custom enterprise apps for Fortune 50 and 100 clientele across 12 countries including Hearst, Roche, J&J, Genentech, and the NFL.

Rob received his degree in User-Centered Design with a peripheral curriculum in User Psychology from the University of Philadelphia.

Maximilian F. Niederste-Ostholt, Chief Financial Officer

Max has spent nine years in the finance industry, working in the investment banking divisions of Lehman Brothers from 2007 to 2008 and Barclays from 2008 to 2016.  At both firms he was a member of the healthcare investment banking group, most recently as Director focused on M&A and financing transactions in the Healthcare IT and Health Insurance spaces. Max has supported the execution of over $100 billion of financing and M&A transactions across various sectors of the healthcare space including buy-side and sell-side M&A assignments and financings across high grade and high yield debt, equities and convertible financings.  Work performed on these transactions included amongst other aspects, valuation, contract negotiations, capital raising support and general transaction execution activities.

Prior to his career in investment banking, Max worked in management consulting at A.T. Kearney from 2002 to 2005, where he focused on engagements in the automotive, IT and healthcare spaces. During this time, he worked on asset sourcing, logistics and process optimization projects.

Max graduated from Williams College with a Bachelor of Arts in Computer Science and Economics and received Master of Business Administration, beta gamma sigma, from NYU’s Stern School of Business.

Vincent A. DiDonato, Chief Technology Officer

Vincent brings more than 20 years of technology and web application development experience with a focus on SaaS-based B2C and B2B platforms. Most recently, Vincent was VP of Engineering at Splash, where he helped build and lead a global engineering team.

Prior to Splash, Vincent spent over five years working as SiteCompli's VP of Technology & Engineering where he oversaw the direction and execution of SiteCompli's technology strategy as well as managed onshore and offshore software engineering operations.

Vincent's previous roles include director and engineering capacities with American Express and NYC & Company, where he led, architected and implemented multi-million-dollar product and platform launches.

Greg Bettinelli, Director

Greg has over 20 years of experience in the Internet and e-commerce industries.

 In 2013 he joined the venture capital firm Upfront Ventures as a Partner and is focused on investments in businesses at the intersection of retail and technology. One of Greg's most notable investments, Ring, was acquired by Amazon for $1 billion in 2018.

 Prior to joining Upfront Ventures, from 2009 to 2013, Greg was the Chief Marketing Officer for HauteLook, a leading online flash-sale retailer which was acquired by Nordstrom, Inc. in March 2011 for $270 million.

 Before joining HauteLook, from 2008 to 2009, Greg served as Executive Vice President of Business Development and Strategy at Live Nation, where he was responsible for the strategic direction and key business partnerships for Live Nations' ticketing and digital businesses. Prior to Live Nation, from 2003 to 2008, Greg held a number of leadership positions at eBay, including Sr. Director of Business Development for StubHub and Director of Event Tickets and Media. While at eBay, Greg played a lead role in eBay's acquisition of StubHub in 2007 for $307 million.

 Earlier in his career, Greg held a number of roles in marketing, finance, and business development at companies in the financial services and healthcare industries.

 Greg holds a Bachelor of Arts in Political Science from the University of San Diego and a Master of Business Administration from Pepperdine University's Graziadio School of Business and Management.

Joshua Silberstein, Director

Joshua is a seasoned operator and entrepreneur with in excess of 15 years of experience successfully building companies – as a founder, investor, board member, and CEO.

Joshua co-founded Healthguru in 2006 and led the company from idea to exit in 2013.  When Healthguru was acquired by Propel Media, Inc. (OTC BB: PROM), a publicly traded video syndication company, in 2013, Healthguru was a leading provider of health video on the web (as of 2013 it had 917 million streams and a 49.1% market share in health videos).

After the acquisition, Joshua joined Propel Media as President and completed a transformative transaction that quadrupled annual revenue and dramatically improved profitability.  When the deal – a reverse merger – was completed, it resulted in an entity with over $90 million in revenue and approximately $30 million in EBITDA.

In the past several years, Joshua has taken an active role with more than a dozen companies (with approximately $3 million to $47 million in revenue) – both in operating roles (Interim President, Chief Strategy Officer) and in an advisory capacity (to support a capital raise or lead an M&A transaction).

Earlier in his career, Joshua was a venture capitalist at BEV Capital, where he was part of teams that invested nearly $50 million in early-stage consumer businesses (including Alloy.com and Classmates Online) and held a number of other senior operating roles in finance, marketing, and business development.

Joshua has a BS in Economics from the Wharton School (summa cum laude) and an Master of Business Administration from Columbia University (beta gamma sigma).

Ryan Sweeney, Director

In 2009, Ryan joined the venture capital firm, Accel, as a Partner and is focused on investments in businesses at the intersection of consumer services and technology. One of Ryan’s most notable investments, Qualtrics, was acquired by SAP for $8 billion in 2018.

Prior to joining Accel, from 2000 to 2008, Ryan led technology growth investments at Summit Partners in the Boston area.

Before joining Summit Partners Ryan worked at William Blair & Company, LLC, and held a number of leadership positions at North Bridge Growth Equity and National Mentor Holdings, Inc.

Earlier in his career, Ryan held a number of roles in finance and business development at companies in the investment banking and private equity industries.

Ryan grew up in New Jersey and holds a BBA in Finance and Business Economics from the University of Notre Dame and a Master of Business Administration from Harvard Business School.

Advisory Board

Responsibilities of the Advisory Board

The Advisory Board may support the Company, the Asset Manager, the Manager and RSE Markets. The Advisory Board may review the Company’s relationship with, and the performance of, the Manager, and approve the terms of any material or related-party transactions. In addition, the Advisory Board assists with, and makes recommendations with respect to, the following:

(1)Approving, permitting deviations from, making changes to, and annually reviewing the asset acquisition policy;

(2)Evaluating all asset acquisitions;

(3)Evaluating any third party offers for asset acquisitions and approving asset dispositions that are in the best interest of the Company and the Interest Holders;

(4)Providing guidance with respect to the appropriate levels of annual collection level operating costs specific to each individual asset;

(5)Reviewing material conflicts of interest that arise, or are reasonably likely to arise with the Managing Member, on the one hand, and the Company, a Series or the Interest Holders, on the other hand, or the Company or a Series, on the one hand, and another Series, on the other hand;

(6)Approving any material transaction between the Company or a Series, on the one hand, and the Manager or any of its affiliates, another Series or an Interest Holder, on the other hand, other than for the purchase of Interests;

(7)Reviewing the total fees, expenses, assets, revenues, and availability of funds for distributions to Interest Holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to Interest Holders are in accordance with our policies; and

(8)Approving any service providers appointed by the Manager or the Asset Manager in respect of the Underlying Assets.

The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise.  The members of the Advisory Board are not managers or officers of the Company, the Manager or the Asset Manager, or any Series and do not have fiduciary or other duties to the Interest Holders of any Series.

Compensation of the Advisory Board

The Asset Manager will compensate members of the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service. As such, their costs will not be borne by any given Series of Interests, although members of the Advisory Board may be reimbursed by a Series for out-of-pocket expenses incurred by such Advisory Board member in connection with a Series of Interests (e.g., travel related to evaluation of an asset).

Members of the Advisory Board

We plan to continue to build the Advisory Board over time and are in advanced discussions with various experts in the Asset Class. We have already established an informal network of expert advisors who support the Company in asset acquisitions, valuations, and negotiations. To date, three individuals have formally joined the Manager’s Advisory Board:

Dan Gallagher

Dan has extensive public and private sector experience in regulatory matters, financial markets, and corporate legal affairs and governance.

Dan is currently the Chief Legal and Corporate Affairs Officer of Robinhood Markets, Inc., and is a member of the advisory boards of both the Institute for Law and Economics at the University of Pennsylvania and the Center for Corporate Governance, Raj & Kamla Gupta Governance Institute, LeBow College of Business, Drexel University.

Dan initially began his career in private practice, advising clients on broker-dealer regulatory issues and representing clients in SEC and SRO enforcement proceedings. Dan then served on the SEC staff in several capacities, including as counsel to both Commissioner Paul Atkins and Chairman Christopher Cox, and from 2008 to 2010 as deputy director and co-acting director of the Division of Trading and Markets. While serving as deputy director and co-acting director, he was on the front lines of the agency’s response to the financial crisis, including representing the SEC in the Lehman Brothers liquidation.

Dan served as an SEC commissioner from 2011 to 2015. While serving as commissioner, he advocated for a comprehensive review of equity market structure, championed corporate governance reform and pushed to improve the SEC’s fixed income market expertise. Prior to joining Robinhood in 2020, Dan was a partner of and deputy chair of the securities department at the international law firm WilmerHale.

Dan is currently a partner of and deputy chair of the securities department at the international law firm WilmerHale and is a member of the advisory boards of both the Institute for Law and Economics at the University of Pennsylvania and the Center for Corporate Governance, Raj & Kamla Gupta Governance Institute, LeBow College of Business, Drexel University.

Dan earned his JD, magna cum laude, from the Catholic University of America, where he was a member of the law review and graduated from Georgetown University with a BA in English.

Arun Sundararajan

Arun is a Professor and the Robert L. and Dale Atkins Rosen Faculty Fellow at New York University’s (NYU) Stern School of Business, and an affiliated faculty member at many of NYU’s interdisciplinary research centers, including the Center for Data Science and the Center for Urban Science and Progress. He joined the NYU Stern faculty in 1998.

Arun’s research studies how digital technologies transform business, government and civil society. His current research topics include digital strategy and governance, crowd-based capitalism, the sharing economy, the economics of automation, and the future of work. He has published over 50 scientific papers in peer-reviewed academic journals and conferences, and over 30 op-eds in outlets that include The New York Times, The Financial Times, The Guardian, Wired, Le Monde, Bloomberg View, Fortune, Entrepreneur, The Economic Times, LiveMint, Harvard Business Review, Knowledge@Wharton and Quartz. He has given more than 250 invited talks at industry, government and academic forums internationally. His new book, “The Sharing Economy,” was published by the MIT Press in June 2016.

Arun is a member of the World Economic Forum’s Global Futures Council on Technology, Values and Policy. He interfaces with tech companies at various stages on issues of strategy and regulation, and with non-tech companies trying to understand how to forecast and address changes induced by digital technologies. He has provided expert input about the digital economy as part of Congressional testimony, and to various city, state and federal government agencies.

Arun holds a Ph.D. in Business Administration and an M.S. in Management Science from the University of Rochester, and a B. Tech. in Electrical Engineering from the Indian Institute of Technology, Madras.

Roger Wiegley

Roger has over 30 years of legal and risk management experience.  He is a practicing attorney through his company Roger Wiegley Law Offices, which he started in 2013.  He is also a senior adviser to KPMG (insurance and reinsurance) as well as a consultant to several AXA companies in Europe and the United States, and he is the founder and a director of Global Risk Consulting, Ltd., a UK consulting company.

Roger spent the first 18 years of his career practicing law at Sullivan & Cromwell; Sidley & Austin; and Pillsbury Winthrop Shaw Pittman, focused on clients in the financial sector.  From 1998 to 2001 he was the chief counsel for the commercial bank branches of Credit Suisse First Boston in the Americas and served as Head of Regional Oversight for CSFB in the Asia-Pacific Region. He held various other general counsel and legal positions at various companies including Winterthur Swiss Insurance Company and Westmoreland Coal Company from 2001 to 2007.  From 2008 to 2013, Roger was the Global General Counsel of AXA Liabilities Managers.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. The executive officers of RSE Markets manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Asset Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the Offering described herein and other Offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the Manager nor the Asset Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

The annual compensation of the Manager was as follows for the fiscal year ended December 31, 2021.

Year	Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
2021	RSE Archive Manager, LLC	Manager	$2,517,973	$0	$2,517,973

The Manager will receive Sourcing Fees for each subsequent Offering for Series of Interests in the Company that closes as detailed in the “Use of Proceeds” section of the respective Offerings. Additional details on Sourcing Fees received by the Manager can be found in the Master Series Table.

In addition, should a Series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the Series, the Asset Manager may receive a Management Fee as described in “Note F – Free Cash Flow Distributions and Management Fee.”

A more complete description of Management of the Company is included in “Note F – Free Cash Flow Distributions and Management Fee.”

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The Company is managed by the Manager. At the Closing of each Offering, the Manager or an affiliate will own at least 1% of the Interests in each Series acquired on the same terms as the other Investors. The address of the Manager is 250 Lafayette Street, 2nd Floor, New York, NY 10012.

As of the end of the Current Period, the securities of the Company are beneficially owned as follows:

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value
#52MANTLE	10/25/2019	1,000	10 / 1%	$132,000
#71MAYS (3)	10/31/2019	2,000	20 / 1%	$57,000
#RLEXPEPSI	11/6/2019	2,000	20 / 1%	$17,800
#10COBB	11/14/2019	1,000	10 / 1%	$39,000
#POTTER	11/21/2019	3,000	30 / 1%	$72,000
#TWOCITIES	11/21/2019	200	2 / 1%	$14,500
#FROST	11/21/2019	200	2 / 1%	$13,500
#BIRKINBLEU	11/27/2019	1,000	121 / 12%	$58,000
#SMURF	11/27/2019	2,000	971 / 49%	$34,500
#70RLEX	12/6/2019	1,000	50 / 5%	$20,000
#EINSTEIN	12/13/2019	2,000	20 / 1%	$14,500
#HONUS (3)	12/26/2019	10,000	100 / 1%	$520,000
#75ALI	12/29/2019	1,000	309 / 31%	$46,000
#88JORDAN	1/27/2020	2,000	20 / 1%	$22,000
#BIRKINBOR	2/20/2020	2,000	101 / 5%	$52,500
#33RUTH	2/26/2020	2,000	20 / 1%	$77,000
#SPIDER1	3/4/2020	1,000	10 / 1%	$22,000
#BATMAN3	3/4/2020	1,000	10 / 1%	$78,000
#ULYSSES	3/10/2020	500	5 / 1%	$25,500
#ROOSEVELT	3/10/2020	1,000	10 / 1%	$19,500
#56MANTLE	3/11/2020	10,000	100 / 1%	$10,000
#AGHOWL	3/11/2020	500	5 / 1%	$19,000
#18ZION	4/2/2020	500	5 / 1%	$15,000
#SNOOPY	4/7/2020	2,000	20 / 1%	$25,500
#APOLLO11	4/19/2020	1,000	10 / 1%	$32,000
#24RUTHBAT	5/3/2020	3,000	43 / 1%	$255,000
#YOKO	5/11/2020	200	2 / 1%	$16,000
#RUTHBALL1	5/24/2020	2,000	20 / 1%	$29,000
#HIMALAYA	5/27/2020	2,000	20 / 1%	$140,000
#38DIMAGGIO	6/4/2020	1,000	10 / 1%	$22,000
#55CLEMENTE	6/4/2020	1,000	10 / 1%	$38,000
#LOTR	6/12/2020	1,000	10 / 1%	$29,000
#CATCHER	6/12/2020	500	6 / 1%	$12,500
#BOND1	6/12/2020	1,000	10 / 1%	$39,000
#SUPER21	6/17/2020	8,500	85 / 1%	$8,500
#BATMAN1	6/18/2020	1,000	10 / 1%	$71,000
#BIRKINTAN	6/25/2020	1,000	10 / 1%	$28,000
#GMTBLACK1	6/25/2020	1,000	10 / 1%	$28,000
#61JFK	7/7/2020	2,000	20 / 1%	$23,000
#POKEMON1	7/8/2020	5,000	51 / 1%	$125,000
#LINCOLN	7/9/2020	4,000	40 / 1%	$80,000
#STARWARS1	7/14/2020	12,000	120 / 1%	$12,000
#68MAYS	7/26/2020	2,000	20 / 1%	$39,000
#56TEDWILL	7/26/2020	2,000	25 / 1%	$90,000
#CAPTAIN3	7/30/2020	1,000	10 / 1%	$37,000

#51MANTLE	7/30/2020	2,000	20 / 1%	$34,000
#CHURCHILL	8/6/2020	7,500	75 / 1%	$7,500
#SHKSPR4	8/6/2020	1,000	10 / 1%	$115,000
#03KOBE	8/16/2020	6,250	163 / 3%	$50,000
#03LEBRON	8/16/2020	2,000	20 / 1%	$34,000
#03JORDAN	8/16/2020	2,000	20 / 1%	$41,000
#39TEDWILL	8/24/2020	5,600	56 / 1%	$28,000
#94JETER	8/24/2020	1,000	10 / 1%	$45,000
#2020TOPPS (3)	8/25/2020	10,000	100 / 1%	$100,000
#TOS39	9/15/2020	3,000	72 / 2%	$135,000
#05LATOUR	9/15/2020	1,000	10 / 1%	$9,800
#16SCREAG	9/15/2020	1,000	10 / 1%	$39,000
#14DRC	9/15/2020	1,000	10 / 1%	$54,000
#86RICE	9/15/2020	23,000	230 / 1%	$23,000
#57MANTLE	9/21/2020	8,000	80 / 1%	$8,000
#FAUBOURG	9/21/2020	2,000	20 / 1%	$150,000
#SOBLACK	10/1/2020	1,000	66 / 7%	$56,000
#GATSBY	10/1/2020	4,000	40 / 1%	$200,000
#93DAYTONA	10/1/2020	2,000	20 / 1%	$42,000
#09TROUT	10/8/2020	11,250	113 / 1%	$225,000
#57STARR	10/8/2020	8,000	80 / 1%	$8,000
#03KOBE2	10/22/2020	5,750	58 / 1%	$23,000
#JOBSMAC	10/22/2020	5,000	50 / 1%	$50,000
#16PETRUS	11/3/2020	9,000	90 / 1%	$45,000
#ALICE	11/3/2020	12,000	120 / 1%	$12,000
#SPIDER10	11/3/2020	4,200	42 / 1%	$21,000
#62MANTLE	11/4/2020	6,000	60 / 1%	$150,000
#BATMAN6	11/4/2020	2,000	20 / 1%	$27,000
#CLEMENTE2	11/9/2020	2,000	20 / 1%	$70,000
#79STELLA	11/16/2020	13,800	138 / 1%	$69,000
#TKAM	11/16/2020	2,000	20 / 1%	$32,000
#DIMAGGIO2	11/18/2020	2,000	20 / 1%	$21,000
#13BEAUX	11/23/2020	5,100	51 / 1%	$25,500
#ANMLFARM	11/23/2020	1,000	10 / 1%	$10,000
#NASA1	11/25/2020	10,000	100 / 1%	$300,000
#00BRADY	11/30/2020	3,750	38 / 1%	$45,000
#85NES	11/30/2020	8,000	80 / 1%	$32,000
#JUSTICE1	12/7/2020	5,000	50 / 1%	$215,000
#69KAREEM	12/7/2020	2,500	25 / 1%	$27,500
#59JFK	12/7/2020	2,000	20 / 1%	$26,000
#04LEBRON	12/7/2020	5,000	50 / 1%	$50,000
#85JORDAN	12/7/2020	10,000	100 / 1%	$250,000
#GOLDENEYE	12/14/2020	5,000	50 / 1%	$25,000
#MOONSHOE	12/14/2020	18,000	180 / 1%	$180,000
#03LEBRON2	12/14/2020	5,000	50 / 1%	$100,000
#GRAPES	12/14/2020	2,000	20 / 1%	$39,000
#34GEHRIG	12/14/2020	5,000	50 / 1%	$35,000
#98KANGA	12/14/2020	21,250	213 / 1%	$170,000
#06BRM	12/14/2020	1,850	19 / 1%	$18,500
#DUNE	12/22/2020	1,000	10 / 1%	$13,250
#86FLEER	12/22/2020	16,500	166 / 1%	$165,000
#WILDGUN	12/22/2020	4,000	40 / 1%	$28,000

#13GIANNIS	1/13/2021	5,000	100 / 2%	$25,000
#04MESSI	1/13/2021	9,000	180 / 2%	$45,000
#AVENGE57	1/13/2021	20,000	400 / 2%	$20,000
#03TACHE	1/13/2021	15,600	312 / 2%	$78,000
#99TMB2	1/13/2021	10,000	200 / 2%	$60,000
#PUNCHOUT	1/13/2021	10,000	200 / 2%	$90,000
#BULLSRING	1/13/2021	30,000	601 / 2%	$300,000
#70AARON	1/13/2021	6,000	120 / 2%	$18,000
#96CHARZRD	1/13/2021	6,500	130 / 2%	$65,000
#01TIGER	1/13/2021	1,850	37 / 2%	$18,500
#ICECLIMB	1/13/2021	10,000	200 / 2%	$80,000
#09COBB	1/19/2021	8,000	160 / 2%	$32,000
#51HOWE	1/19/2021	5,000	100 / 2%	$45,000
#96JORDAN2	1/19/2021	10,800	216 / 2%	$54,000
#JUNGLEBOX	1/19/2021	6,900	138 / 2%	$34,500
#59FLASH	1/25/2021	10,000	200 / 2%	$65,000
#FOSSILBOX	1/25/2021	4,200	84 / 2%	$21,000
#POKEBLUE	1/27/2021	2,400	48 / 2%	$24,000
#98GTA	1/27/2021	3,150	64 / 2%	$15,750
#PICNIC	1/27/2021	2,000	40 / 2%	$54,000
#DOMINOS	1/27/2021	2,000	40 / 2%	$11,000
#58PELE	1/28/2021	31,500	636 / 2%	$315,000
#09CURRY	2/2/2021	2,500	50 / 2%	$25,000
#84JORDAN	2/2/2021	15,000	304 / 2%	$375,000
#09BEAUX	2/2/2021	6,800	151 / 2%	$34,000
#KEROUAC	2/7/2021	4,900	98 / 2%	$98,000
#96JORDAN	2/7/2021	12,000	240 / 2%	$48,000
#FEDERAL	2/7/2021	10,000	200 / 2%	$150,000
#62BOND	2/7/2021	15,500	310 / 2%	$93,000
#71TOPPS	2/17/2021	17,000	340 / 2%	$68,000
#DEATON	2/17/2021	11,400	229 / 2%	$285,000
#98ZELDA	2/17/2021	5,000	100 / 2%	$23,500
#03JORDAN2	2/22/2021	10,000	200 / 2%	$42,000
#91JORDAN	2/24/2021	10,000	200 / 2%	$70,000
#79GRETZKY	2/25/2021	20,000	400 / 2%	$800,000
#17DUJAC	3/8/2021	3,250	65 / 2%	$26,000
#FAUBOURG2	3/8/2021	11,000	220 / 2%	$165,000
#MOSASAUR	3/15/2021	6,000	120 / 2%	$30,000
#92JORDAN	3/15/2021	7,000	140 / 2%	$42,000
#14KOBE	3/15/2021	9,750	195 / 2%	$78,000
#03LEBRON3	3/15/2021	10,000	200 / 2%	$230,000
#95TOPSUN	3/15/2021	10,000	200 / 2%	$60,000
#09TROUT2	3/16/2021	11,200	224 / 2%	$56,000
#59BOND	3/16/2021	10,250	205 / 2%	$82,000
#OPEECHEE	3/16/2021	10,000	210 / 2%	$300,000
#ROCKETBOX	3/22/2021	4,750	95 / 2%	$28,500
#94JORDAN	3/22/2021	10,000	200 / 2%	$85,000
#18LUKA	4/6/2021	5,300	106 / 2%	$26,500
#FANFOUR5	4/6/2021	10,000	200 / 2%	$80,000
#16KOBE	4/6/2021	100,000	2001 / 2%	$800,000
#11BELAIR	4/6/2021	2,000	40 / 2%	$22,000
#76PAYTON	4/6/2021	10,000	200 / 2%	$65,000

#17MAHOMES	4/6/2021	25,000	532 / 2%	$300,000
#85MJPROMO	4/6/2021	3,500	70 / 2%	$28,000
#96KOBE	4/9/2021	7,000	140 / 2%	$77,000
#99CHARZRD	4/9/2021	35,000	700 / 2%	$350,000
#68RYAN	4/9/2021	10,000	200 / 2%	$70,000
#MARADONA	4/9/2021	2,000	40 / 2%	$14,000
#POKEYELOW	4/13/2021	11,000	220 / 2%	$55,000
#POKELUGIA	4/13/2021	10,000	200 / 2%	$110,000
#VANHALEN	4/15/2021	5,000	146 / 3%	$62,000
#48JACKIE	4/15/2021	18,750	747 / 4%	$375,000
#05MJLJ	7/1/2021	20,500	410 / 2%	$82,000
#81MONTANA	7/1/2021	10,000	200 / 2%	$70,000
#00MOUTON	7/1/2021	2,000	40 / 2%	$27,000
#07DURANT	7/1/2021	10,000	100 / 1%	$117,000
#56AARON	7/1/2021	10,000	2210 / 22%	$50,000
#85LEMIEUX	7/1/2021	17,500	350 / 2%	$87,500
#87JORDAN	7/1/2021	10,000	200 / 2%	$50,000
#AC23	7/1/2021	4,000	40 / 1%	$28,000
#APPLE1	7/1/2021	33,000	7294 / 22%	$825,000
#GWLOTTO	7/1/2021	2,500	50 / 2%	$35,000
#GYMBOX	7/1/2021	3,000	60 / 2%	$18,000
#HUCKFINN	7/1/2021	2,000	40 / 2%	$22,000
#NEOBOX	7/1/2021	10,000	200 / 2%	$45,000
#NEWTON	7/1/2021	30,000	6630 / 22%	$300,000
#NICKLAUS1	7/1/2021	4,000	80 / 2%	$40,000
#POKEMON2	7/1/2021	41,500	830 / 2%	$415,000
#POKERED	7/1/2021	10,000	2210 / 22%	$40,000
#RIVIERA	7/1/2021	6,000	120 / 2%	$30,000
#SMB3	7/1/2021	5,000	100 / 2%	$25,000
#WALDEN	7/1/2021	2,000	442 / 22%	$20,500
#WZRDOFOZ	7/1/2021	6,000	1326 / 22%	$90,000
#60ALI	7/14/2021	23,500	5738 / 24%	$235,000
#TORNEK	7/14/2021	33,000	12361 / 37%	$165,000
#DIMAGGIO3 (3)	7/14/2021	22,500	450 / 2%	$450,000
#POKEMON3 (3)	7/14/2021	5,000	1106 / 22%	$600,000
#09CURRY2	7/28/2021	21,000	2293 / 11%	$525,000
#80ALI	7/28/2021	10,000	3436 / 34%	$75,000
#58PELE3	7/28/2021	11,250	5284 / 47%	$225,000
#BATMAN2	7/28/2021	8,500	1875 / 22%	$85,000
#85ERVING	7/28/2021	10,000	5751 / 58%	$45,000
#LJKOBE	7/28/2021	18,000	3969 / 22%	$180,000
#99MJRETRO	7/28/2021	10,000	100 / 1%	$50,000
#FLASH123	7/28/2021	3,625	37 / 1%	$29,000
#85GPK	7/28/2021	1,000	10 / 1%	$12,000
#IPOD	7/28/2021	5,000	50 / 1%	$25,000
#HGWELLS	8/2/2021	7,500	75 / 1%	$46,500
#85JORDAN2	8/2/2021	20,000	2464 / 12%	$280,000
#SANTANA (3)	8/9/2021	15,000	150 / 1%	$75,000
#CONGRESS	8/9/2021	5,000	50 / 1%	$120,000
#66ORR	8/9/2021	10,000	100 / 1%	$50,000
#01TIGER2	8/9/2021	2,000	20 / 1%	$17,000
#GRIFFEYJR	8/9/2021	2,500	25 / 1%	$20,000

#87ZELDA	8/9/2021	10,000	100 / 1%	$115,000
#01HALO	8/9/2021	2,500	25 / 1%	$17,000
#EINSTEIN2	8/9/2021	5,000	50 / 1%	$80,000
#86JORDAN2	8/11/2021	10,000	100 / 1%	$80,000
#97KOBE	8/25/2021	10,000	100 / 1%	$65,000
#XMEN94	8/25/2021	10,000	100 / 1%	$65,000
#TOPPSTRIO	8/25/2021	5,000	50 / 1%	$30,000
#81BIRD	8/25/2021	5,000	50 / 1%	$30,000
#THEROCK	9/1/2021	1,000	10 / 1%	$12,000
#04MESSI2	9/1/2021	5,000	50 / 1%	$35,000
#09RBLEROY	9/1/2021	4,300	43 / 1%	$107,500
#XLXMEN1	9/7/2021	8,000	80 / 1%	$64,000
#03LEBRON5	9/13/2021	8,500	85 / 1%	$85,000
#SLASH	9/30/2021	13,000	130 / 1%	$65,000
#METEORITE	9/30/2021	17,500	175 / 1%	$350,000
#89TMNT	10/7/2021	2,000	20 / 1%	$22,000
#00BRADY2	10/7/2021	32,500	325 / 1%	$325,000
#NESWWF	10/7/2021	6,000	60 / 1%	$18,000
#PUNK9670	10/7/2021	7,200	72 / 1%	$72,000
#18ALLEN	10/12/2021	12,000	120 / 1%	$36,000
#CASTLEII	10/12/2021	2,000	20 / 1%	$18,000
#36OWENS	10/12/2021	2,500	25 / 1%	$25,000
#BAYC601	10/12/2021	16,500	165 / 1%	$165,000
#60MANTLE (3)	10/20/2021	42,500	425 / 1%	$850,000
#PUNK8103 (3)	10/20/2021	60,000	600 / 1%	$559,800
#GHOST1	10/20/2021	2,000	20 / 1%	$14,000
#KIRBY	10/26/2021	10,000	100 / 1%	$60,000
#20HERBERT	10/26/2021	10,000	100 / 1%	$70,000
#HENDERSON	10/26/2021	27,000	270 / 1%	$135,000
#03RONALDO	10/26/2021	12,500	125 / 1%	$175,000
#BROSGRIMM	10/26/2021	5,000	1287 / 26%	$135,000
#HONUS2	10/26/2021	10,000	100 / 1%	$100,000
#MARX	11/3/2021	8,000	80 / 1%	$120,000
#MEEB15511	11/3/2021	15,000	150 / 1%	$75,000
#90BATMAN	11/3/2021	10,000	100 / 1%	$59,000
#09HARDEN	11/3/2021	2,000	20 / 1%	$26,000
#SIMPSONS1	11/9/2021	2,000	20 / 1%	$18,500
#SPIDER129	11/9/2021	10,000	100 / 1%	$40,000
#93JETER	11/9/2021	1,000	10 / 1%	$16,000
#NESDK3	11/9/2021	22,800	228 / 1%	$114,000
#BAYC7359	11/10/2021	19,000	190 / 1%	$190,000
#CURIO10	11/15/2021	10,000	100 / 1%	$75,000
#WILDTHING	11/15/2021	2,000	20 / 1%	$18,000
#1776	11/26/2021	80,000	17640 / 22%	$2,000,000
#MACALLAN1	11/30/2021	1,000	10 / 1%	$13,250
#98JORDAN2	11/30/2021	16,500	165 / 1%	$330,000
#BAYC9159 (3)	12/8/2021	39,000	390 / 1%	$195,000
#FANTASY7	12/8/2021	10,000	100 / 1%	$40,000
#SURFER4	12/14/2021	10,000	100 / 1%	$80,000
#OHTANI1	12/14/2021	10,000	100 / 1%	$90,000
#OHTANI2	12/14/2021	9,125	92 / 1%	$73,000
#WILT100	12/14/2021	11,500	115 / 1%	$115,000

#PENGUIN	12/14/2021	10,000	100 / 1%	$60,000
#KARUIZAWA	12/14/2021	13,000	130 / 1%	$65,000
#KOMBAT	12/14/2021	10,000	100 / 1%	$90,000
#APPLELISA	12/22/2021	10,000	100 / 1%	$110,000
#98MANNING	12/22/2021	2,000	20 / 1%	$22,000
#GIJOE	12/22/2021	5,000	50 / 1%	$45,000
#BEATLES1	12/22/2021	6,000	60 / 1%	$24,000
#SQUIG5847	12/22/2021	6,000	60 / 1%	$66,000
#PACQUIAO	12/22/2021	2,000	420 / 21%	$17,000
#83JOBS	12/22/2021	10,000	100 / 1%	$75,000
#BATMAN181	12/22/2021	5,000	50 / 1%	$50,000
#HOBBIT	12/22/2021	10,000	100 / 1%	$80,000
#POPEYE	1/6/2022	11,000	110 / 1%	$110,000
#PUNK5883 (3)	1/6/2022	40,000	400 / 1%	$600,000
#SMB2	1/10/2022	20,000	200 / 1%	$300,000
#HAMILTON1	1/10/2022	5,000	50 / 1%	$35,000
#OBIWAN	1/10/2022	2,000	20 / 1%	$12,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold.

(1)All ownership is direct unless otherwise indicated. Upon the designation of the Series, the Asset Manager became the initial member holding 100% of the Interest in the Series. Upon the Closing of the Offering, the Asset Manager must own at least 1%. None of the officers or directors of RSE Markets owns any Interests of any of the Series.

(2)RSE Archive Manager, LLC is the Manager of each of the Series. The Manager’s address is 250 Lafayette Street, 2nd Floor, New York, NY 10012. The Manager’s sole member is Rally Holdings, and Rally Holdings is wholly owned by RSE Markets. George Leimer, Chief Executive Officer and Manager of Rally Holdings, may be deemed the beneficial owner of the Interest owned by the Manager within the meaning of Section 13(d) under the Exchange Act. The address of Mr. Leimer is the same as that of the Manager.

Without conceding that the Interests in any Series of the Company constitute “voting securities” under Rule 405 of the Securities Act (based on the limited voting rights provided under the Company’s Operating Agreement), in accordance with the SEC Staff’s request, we agree to provide a table disclosing the information called for under Item 12 of Form 1-A with respect to each person that holds in excess of 10% of the Interests of a Series of the Company. The following table sets forth information with respect to the number of units of each of our Series beneficially owned by all persons who own more than ten percent of any Series as of December 31, 2021:

Title of class	Beneficial Owner	Number of Interests Owned	Percent of Class
#00BRADY2	Stone Ridge Asset Management (1)	8108	25%
#00MOUTON	Jack Smith (2)	200	10%
#01HALO	Stone Ridge Asset Management (1)	623	25%
#01TIGER2	Stone Ridge Asset Management (1)	499	25%
#03JORDAN	Mark Pepitone (3)	200	10%
#03JORDAN	Mirza Beg (4)	200	10%
#03LEBRON5	Stone Ridge Asset Management (1)	2120	25%
#03RONALDO	Stone Ridge Asset Management (1)	3123	25%
#03SERENA	Stone Ridge Asset Management (1)	2124	25%
#03TACHE	Jack Smith (2)	1560	10%
#04MESSI2	Stone Ridge Asset Management (1)	1247	25%
#05JAYZ	Stone Ridge Asset Management (1)	924	25%
#05LATOUR	John Linskey (5)	100	10%
#05LATOUR	Phil Moine (6)	100	10%
#05LATOUR	Timothy Mihelich (7)	100	10%

#06BRM	Jack Smith (2)	185	10%
#07DURANT	Stone Ridge Asset Management (1)	2245	25%
#09BEAUX	Jack Smith (2)	680	10%
#09BEAUX	Philip Ochoa (8)	680	10%
#09CURRY2	Stone Ridge Asset Management (1)	5239	25%
#09CURRY2	Jack Smith (2)	2100	10%
#09HARDEN	Stone Ridge Asset Management (1)	499	25%
#09RBLEROY	Stone Ridge Asset Management (1)	1072	25%
#11BELAIR	Jack Smith (2)	200	10%
#14DRC	Jack Smith (2)	100	10%
#16KOBE	Jack Smith (2)	10000	10%
#16SCREAG	Josh Bradbury (9)	123	12%
#1776	Stone Ridge Asset Management (1)	19960	25%
#18ALLEN	Stone Ridge Asset Management (1)	2994	25%
#18ZION	Ajit Sancheti (10)	50	10%
#2020TOPPS	The Topps Company (11)	5000	50%
#20HERBERT	Stone Ridge Asset Management (1)	2499	25%
#36OWENS	Stone Ridge Asset Management (1)	623	25%
#51HOWE	Jack Smith (2)	500	10%
#56AARON	Stone Ridge Asset Management (1)	2495	25%
#56TEDWILL	Da Woon (12)	200	10%
#56TEDWILL	Jack Smith (2)	522	26%
#58PELE	Albert Jurgela (13)	5134	16%
#58PELE	Court Gebeau (14)	3691	12%
#58PELE	Jack Smith (2)	3150	10%
#58PELE3	Stone Ridge Asset Management (1)	2806	25%
#59BOND	Jack Smith (2)	1025	10%
#59BOND	Jesse Jacobs (15)	1025	10%
#59FLASH	Jack Smith (2)	1000	10%
#59FLASH	Troy Shay (16)	1000	10%
#60ALI	Stone Ridge Asset Management (1)	5863	25%
#60ALI	Jack Smith (2)	2350	10%
#60MANTLE	Stone Ridge Asset Management (1)	10603	25%
#60MANTLE	Goldin Auctions (17)	21250	50%
#62BOND	Jack Smith (2)	1550	10%
#62MANTLE	Craig Osika (18)	600	10%
#62MANTLE	Jack Smith (2)	600	10%
#66ORR	Stone Ridge Asset Management (1)	2495	25%
#67ICEBOWL	Stone Ridge Asset Management (1)	499	25%
#68MAYS	Jack Smith (2)	200	10%

#68MAYS	Michael Sokolyansky (19)	200	10%
#69KAREEM	Matt Suster (20)	538	22%
#71TOPPS	Jack Smith (2)	1700	10%
#71TOPPS	Matt Suster (20)	2704	16%
#80ALI	Stone Ridge Asset Management (1)	2495	25%
#81BIRD	Stone Ridge Asset Management (1)	1247	25%
#82AV1	Stone Ridge Asset Management (1)	3717	25%
#82TAYLOR	Stone Ridge Asset Management (1)	499	25%
#83JOBS	Stone Ridge Asset Management (1)	2499	25%
#85ERVING	Stone Ridge Asset Management (1)	2495	25%
#85GPK	Stone Ridge Asset Management (1)	249	25%
#85JORDAN	Jack Smith (2)	1000	10%
#85JORDAN	Matt Suster (20)	1160	12%
#85JORDAN	Ryan Frigo (21)	1000	10%
#85JORDAN2	Elliot Tebele (22)	8215	41%
#85LEMIEUX	Jack Smith (2)	1750	10%
#85LEMIEUX	Matt Suster (20)	2750	16%
#86JORDAN2	Stone Ridge Asset Management (1)	2495	25%
#87ZELDA	Stone Ridge Asset Management (1)	2495	25%
#89TMNT	Stone Ridge Asset Management (1)	499	25%
#90BATMAN	Stone Ridge Asset Management (1)	2499	25%
#93JETER	Stone Ridge Asset Management (1)	249	25%
#94JETER	Jack Smith (2)	224	22%
#95FF1	Stone Ridge Asset Management (1)	2998	25%
#97KOBE	Stone Ridge Asset Management (1)	2495	25%
#98GTA	Seth Rohrbach (23)	420	13%
#98JORDAN2	Stone Ridge Asset Management (1)	4123	25%
#98KANGA	Karan Wadhera (24)	3584	17%
#98MANNING	Stone Ridge Asset Management (1)	499	25%
#99MJRETRO	Stone Ridge Asset Management (1)	2495	25%
#AC23	Stone Ridge Asset Management (1)	998	25%
#AGHOWL	Ketan Patel (25)	50	10%
#APOLLO11	Jack Smith (2)	125	13%
#APOLLO11	robert slama (26)	100	10%
#APPLE1	Stone Ridge Asset Management (1)	8233	25%
#APPLE1	Jack Smith (2)	3550	11%
#APPLELISA	Stone Ridge Asset Management (1)	1589	16%
#BATMAN1	Jack Smith (2)	100	10%
#BATMAN181	Stone Ridge Asset Management (1)	1249	25%
#BATMAN2	Stone Ridge Asset Management (1)	2120	25%

#BAYC4612	Sam Gellman (27)	30000	30%
#BAYC9159	Andrew Rosener (28)	9750	25%
#BEATLES1	Stone Ridge Asset Management (1)	1499	25%
#BIRKINBLU	Jack Smith (2)	110	11%
#BIRKINTAN	Jack Smith (2)	298	30%
#BOND1	Jack Smith (2)	153	15%
#BONDWATCH	Stone Ridge Asset Management (1)	4000	20%
#BROSGRIMM	Stone Ridge Asset Management (1)	1247	25%
#BULLSRING	Matt Suster (20)	7820	26%
#CAPTAIN3	Jack Smith (2)	100	10%
#CASTLEII	Stone Ridge Asset Management (1)	499	25%
#CLEMENTE	Jack Smith (2)	100	10%
#CLEMENTE2	Jack Smith (2)	200	10%
#CONGRESS	Stone Ridge Asset Management (1)	1247	25%
#DIMAGGIO	Jack Smith (2)	100	10%
#DIMAGGIO3	Stone Ridge Asset Management (1)	5613	25%
#DIMAGGIO3	Jack Smith (2)	2250	10%
#DIMAGGIO3	Goldin Auctions (17)	11250	50%
#DKCOUNTRY	Stone Ridge Asset Management (1)	749	25%
#DOMINOS	Jack Smith (2)	200	10%
#DOMINOS	Matt Suster (20)	200	10%
#DOMINOS	Michael Brannon (29)	200	10%
#EINSTEIN2	Stone Ridge Asset Management (1)	1247	25%
#EINSTEIN2	Jack Smith (2)	500	10%
#FALCON	Stone Ridge Asset Management (1)	2499	25%
#FANTASY7	Stone Ridge Asset Management (1)	2499	25%
#FAUBOURG	George Tsai (30)	200	10%
#FAUBOURG	Jack Smith (2)	300	15%
#FAUBOURG2	Jack Smith (2)	1100	10%
#FEDERAL	Jeff Khau (31)	1000	10%
#FLASH123	Stone Ridge Asset Management (1)	904	25%
#FLASH123	Stavros Merjos (32)	400	11%
#GATSBY	Jack Smith (2)	400	10%
#GHOST1	Stone Ridge Asset Management (1)	499	25%
#GIANNIS2	Stone Ridge Asset Management (1)	10354	25%
#GIANNIS2	Jack Smith (2)	4150	10%
#GIJOE	Stone Ridge Asset Management (1)	1249	25%
#GMTBLACK1	Jack Smith (2)	119	12%
#GRIFFEYJR	Stone Ridge Asset Management (1)	623	25%
#GWLOTTO	Jack Smith (2)	300	12%

#GWLOTTO	Joe Colangelo (33)	250	10%
#HAMILTON1	Stone Ridge Asset Management (1)	1249	25%
#HENDERSON	Stone Ridge Asset Management (1)	6747	25%
#HENDERSON	Jack Smith (2)	2700	10%
#HGWELLS	Stone Ridge Asset Management (1)	1871	25%
#HIMALAYA	George Tsai (30)	200	10%
#HIMALAYA	Jack Smith (2)	250	13%
#HOBBIT	Stone Ridge Asset Management (1)	2499	25%
#HOLMES	Stone Ridge Asset Management (1)	624	25%
#HONUS	Goldin Auctions (17)	5289	53%
#HONUS2	Stone Ridge Asset Management (1)	2499	25%
#HULK180	Stone Ridge Asset Management (1)	2499	25%
#ICECLIMB	Max Youngquist (34)	1028	10%
#IOMMI	Mark Taylor (35)	1300	20%
#IPOD	Stone Ridge Asset Management (1)	1247	25%
#JUSTICE1	Ben Federman (36)	500	10%
#JUSTICE1	David Sung (37)	500	10%
#JUSTINIAN	Stone Ridge Asset Management (1)	499	25%
#KARUIZAWA	Stone Ridge Asset Management (1)	3248	25%
#KEROUAC	Jack Smith (2)	490	10%
#KEROUAC	Jeff Khau (31)	490	10%
#KIRBY	Stone Ridge Asset Management (1)	2499	25%
#KOMBAT	Stone Ridge Asset Management (1)	2499	25%
#LINCOLN	Jack Smith (2)	1021	26%
#MACALLAN1	Stone Ridge Asset Management (1)	249	25%
#MARIOWRLD	Stone Ridge Asset Management (1)	8246	25%
#MARX	Stone Ridge Asset Management (1)	1999	25%
#MEEB15511	Andrea Channell (38)	1500	10%
#MEGALODON	Stone Ridge Asset Management (1)	7497	25%
#METEORITE	Alan Ginsberg (39)	4375	25%
#METEORITE	Stone Ridge Asset Management (1)	4366	25%
#MOONSHOE	David Sung (37)	1800	10%
#MOONSHOE	Jack Smith (2)	1800	10%
#NASA1	Jack Smith (2)	1000	10%
#NASA1	Jeff Khau (31)	1000	10%
#NASA1	Matt Suster (20)	1469	15%
#NESDK3	Stone Ridge Asset Management (1)	5697	25%
#NESWWF	Stone Ridge Asset Management (1)	1497	25%
#NEWTON	Christopher Nguyen (40)	3000	10%
#NEWTON	Stone Ridge Asset Management (1)	7485	25%

#NEWTON	Jack Smith (2)	3000	10%
#NICKLAUS1	Jack Smith (2)	400	10%
#NICKLAUS1	Max Youngquist (34)	490	12%
#OBIWAN	Stone Ridge Asset Management (1)	499	25%
#OHTANI1	Stone Ridge Asset Management (1)	2499	25%
#OHTANI2	Stone Ridge Asset Management (1)	2280	25%
#PACQUIAO	Stone Ridge Asset Management (1)	499	25%
#PENGUIN	Stone Ridge Asset Management (1)	2499	25%
#PICNIC	Jack Smith (2)	200	10%
#POKELUGIA	Jack Smith (2)	1000	10%
#POKELUGIA	Ryan Frigo (21)	1000	10%
#POKEMON2	Jack Smith (2)	4150	10%
#POKEMON3	Stone Ridge Asset Management (1)	1247	25%
#POKEMON3	Jack Smith (2)	500	10%
#POKERED	Stone Ridge Asset Management (1)	2495	25%
#POPEYE	Stone Ridge Asset Management (1)	2748	25%
#POPEYE	Eric Naierman (41)	3300	30%
#PUNCHOUT	Jack Smith (2)	1105	11%
#PUNK5883	Sam Gellman (27)	4000	10%
#PUNK8103	Michael Hanley (42)	21172	35%
#RLEXPEPSI	Thomas Wodetzki (43)	200	10%
#ROOSEVELT	Dieudonne Somo (44)	100	10%
#SANTANA	Stone Ridge Asset Management (1)	3742	25%
#SANTANA	John Superson (45)	3000	20%
#SHKSPR4	Jack Smith (2)	100	10%
#SHKSPR4	Matt Suster (20)	101	10%
#SHKSPR4	robert slama (26)	100	10%
#SIMPSONS1	Stone Ridge Asset Management (1)	499	25%
#SLASH	Mark Taylor (35)	2600	20%
#SMB2	Stone Ridge Asset Management (1)	4998	25%
#SMB2	Peter Treglia (46)	2010	10%
#SPIDER10	Stavros Merjos (32)	508	12%
#SPIDER129	Stone Ridge Asset Management (1)	2499	25%
#SURFER4	Stone Ridge Asset Management (1)	2499	25%
#THEROCK	Stone Ridge Asset Management (1)	249	25%
#TOPPSTRIO	Stone Ridge Asset Management (1)	1247	25%
#TORNEK	Stone Ridge Asset Management (1)	8233	25%
#TORNEK	Jack Smith (2)	3300	10%
#WALDEN	Stone Ridge Asset Management (1)	499	25%
#WILDTHING	Stone Ridge Asset Management (1)	499	25%

#WILT100	Stone Ridge Asset Management (1)	2873	25%
#WZRDOFOZ	Stone Ridge Asset Management (1)	1497	25%
#XLXMEN1	Stone Ridge Asset Management (1)	1996	25%
#XMEN94	Stone Ridge Asset Management (1)	2495	25%
#YOKO	Michael Harris (47)	38	19%
#YOKO	Zachary Caraviello (48)	40	20%

(1)Stone Ridge Asset Management’s address is 510 Madison Ave, New York, NY 10022, USA.
(2)Jack Smith's address is 1110 Nuuanu Ave A1-290, Honolulu, HI 96817, USA.
(3)Mark Pepitone's address is 250 S Ocean Blvd #253, Delray Beach, FL 33483, USA.
(4)Mirza Beg's address is 122 Saint Denis Lane, Leesville, LA 71466, USA.
(5)John Linskey's address is 234 Warrenton Dr, Houston, TX 77024, USA.
(6)Phil Moine's address is 123 E 54th St 5H, New York, NY 10022, USA.
(7)Timothy Mihelich's address is E Red Arrow Hwy, Paw Paw, MI 49079, USA.
(8)Philip Ochoa's address is 19752 W Woodlands Ave, Buckeye, AZ 85326, USA.
(9)Josh Bradbury's address is 998 Meadowlark Dr, Laguna Beach, CA 92651, USA.
(10)Ajit Sancheti's address is 1872 Cam De Los Robles, Menlo Park, CA 94025, USA.
(11)The Topps Company Inc.'s address is 1 Whitehall St, New York, NY 10004, USA.
(12)Da Woon's address is 1110 Nuuanu Ave #A1-290, Honolulu, HI 96817, USA.
(13)Albert Jurgela's address is 31 25th Ave, Isle of Palms, SC 29451, USA.
(14)Court Gebeau's address is 6516 Melinda Dr, Nashville, TN 37205, USA.
(15)Jesse Jacobs's address is 434 S Rossmore Ave, Los Angeles, CA 90020, USA.
(16)Troy Shay's address is 630 Madrid Ave, Venice, FL 34285, USA.
(17)160 E 9th Ave Suite C, Runnemede, NJ 08078, USA.
(18)Craig Osika's address is 93 Center Ave, Morristown, NJ 07960, USA.
(19)Michael Sokolyansky's address is 243 Hedge Lane, Hewlett, NY 11557, USA.
(20)Matt Suster's address is 13648 Clover Hill Way, San Diego, CA 92130, USA.
(21)Ryan Frigo's address is 3409 Guido St, Oakland, CA 94602, USA.
(22)Elliot Tebele's address is 30 Sullivan St, New York, NY 10012, USA.
(23)Seth Rohrbach's address is 2300 Raya Way, Bethlehem, PA 18020, USA.
(24)Karan Wadhera's address is 45611 Montclaire Ter, Fremont, CA 94539, USA.
(25)Ketan Patel's address is 2959 Northlake Cir, Tyler, TX 75703, USA.
(26)Robert Slama's address is 2509 Tahoe Drive, Lakeland, FL 33805.
(27)Sam Gellman's address is 117 N Monarch St, Aspen, CO 81611, USA.
(28)Andrew Rosener's address is 44 Fountain Ave, Barrington, RI 02806, USA.
(29)Michael Brannon's address is 3635 Burnette Park Dr Suite 100, Suwanee, GA 30024, USA.
(30)George Tsai's address is 130 Serena Way, Santa Clara, CA 95051, USA.
(31)Jeff Khau's address is 4395 Sedge St, Fremont, CA 94555, USA.
(32)Stavros Merjos's address is 479 N Rodeo Dr Suite 300, Beverly Hills, CA 90210, USA.
(33)Joe Colangelo's address is 310 Prospect Ave, Cranford, NJ 7016, USA.
(34)Max Youngquist's address is 3876 Roble Vista Drive, Los Angeles, CA 90027.
(35)Mark Taylor's address is 209 10th Ave S. Suite 460, Nashville, TN 37203, USA.
(36)Ben Federman's address is 6574 N State Rd 7 #111, Coconut Creek, FL 33073, USA.
(37)David Sung's address is 2906 e Minnezona ave., Phoenix, AZ 85016.
(38)Andrea Channell's address is 119 Lindsay Rd Ext, Newport, VT 05855, USA.
(39)Alan Ginsberg's address is 215 E 68th St 18x, New York, NY 10065, USA.
(40)Christopher Nguyen's address is 575 Los Altos Avenue, Los Altos, CA 94022, USA.

Eric Naierman's address is 3131 N 52nd Ave, Hollywood, FL 33021, USA.
(42)Michael Hanley's address is 35 Breezy Hill Dr, Northport, NY 11768, USA.
(43)Thomas Wodetzki's address is 3306 Park Haven Blvd, Danville, IL 61832, USA.
(44)Dieudonne Somo's address is 1809 Country Walk Ln, Wylie, TX 75098, USA.
(45)John Superson's address is 1529 W Wolfram St, Chicago, IL 60657, USA.
(46)Peter Treglia's address is 232 Borrego, Irvine, CA 92618, USA.
(47)Michael Harris's address is 13 Prospect St #2, Pepperell, MA 01463, USA.
(48)Zachary Caraviello's address is 24 Seminole Dr, Pepperell, MA 01463, USA.

ITEM 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager and their individual officers may make loans to the Company to facilitate the purchase of Memorabilia Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, the Underlying Assets would be transferred to the related Series and it is anticipated that no Series would bear the economic effects of any loan made to purchase any other Underlying Asset.

From time to time the Asset Manager, affiliates of the Manager or third parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

As of the end of each of the Current Period and the Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates
2020	$8,417,248
2021	$6,287,183

During the Current Period and the Prior Period, the Company entered into agreements with an Advisory Board Member to acquire Memorabilia Assets, which are summarized in the table below.

Series	Agreement Type	Date of Agreement	Purchase Price	Percent Owned by Asset Seller on Close	Asset Seller
#52MANTLE	Purchase Option Agreement	4/26/2019	$125,000.00	0%	Goldin Auctions
#71MAYS	Purchase Option Agreement	4/26/2019	$52,500	9.2%	Goldin Auctions
#10COBB	Purchase Option Agreement	4/26/2019	$35,000	0.0%	Goldin Auctions
#HONUS	Purchase Option Agreement	11/11/2019	$500,028	52.9%	Goldin Auctions
#75ALI	Purchase Agreement	10/16/2019	$44,000	0.0%	Goldin Auctions
#71ALI	Purchase Option Agreement	4/26/2019	$27,500	0.0%	Goldin Auctions
#88JORDAN	Purchase Agreement	10/16/2019	$20,000	0.0%	Goldin Auctions
#33RUTH	Upfront Purchase	11/26/2019	$74,000	0.0%	Goldin Auctions
#56MANTLE	Upfront Purchase	11/26/2019	$9,000	0.0%	Goldin Auctions
#98JORDAN	Purchase Option Agreement	4/26/2019	$120,000	0.0%	Goldin Auctions
#18ZION	Upfront Purchase	10/16/2019	$13,500	0.0%	Goldin Auctions
#APOLLO11	Upfront Purchase	10/16/2019	$30,000	0.0%	Goldin Auctions
#24RUTHBAT	Purchase Agreement	11/21/2019	$250,000	0.0%	Goldin Auctions
#86JORDAN	Upfront Purchase	2/18/2020	$38,000	0.0%	Goldin Auctions
#HULK1	Purchase Agreement	2/5/2020	$87,000	0.0%	Goldin Auctions
#RUTHBALL1	Purchase Agreement	2/5/2020	$27,000	0.0%	Goldin Auctions
#38DIMAGGIO	Purchase Agreement	2/5/2020	$20,000	0.0%	Goldin Auctions
#55CLEMENTE	Purchase Agreement	2/5/2020	$36,000	0.0%	Goldin Auctions
#BATMAN1	Purchase Agreement	2/5/2020	$68,500	0.0%	Goldin Auctions
#POKEMON1	Upfront Purchase	3/2/2020	$118,000	0.0%	Goldin Auctions

#50JACKIE	Upfront Purchase	3/3/2020	$9,200	0.0%	Goldin Auctions
#68MAYS	Purchase Agreement	4/15/2020	$32,000	0.0%	Goldin Auctions
#56TEDWILL	Purchase Agreement	4/15/2020	$80,000	0.0%	Goldin Auctions
#51MANTLE	Purchase Agreement	4/15/2020	$29,500	0.0%	Goldin Auctions
#03KOBE	Purchase Agreement	6/25/2020	$44,000	0.0%	Goldin Auctions
#03LEBRON	Purchase Agreement	4/15/2020	$25,000	0.0%	Goldin Auctions
#03JORDAN	Purchase Agreement	4/15/2020	$33,000	0.0%	Goldin Auctions
#39TEDWILL	Purchase Agreement	7/7/2020	$27,750	0.0%	Goldin Auctions
#94JETER	Purchase Agreement	6/25/2020	$39,000	0.0%	Goldin Auctions
#86RICE	Purchase Agreement	6/25/2020	$20,000	0.0%	Goldin Auctions
#57MANTLE	Purchase Agreement	7/7/2020	$8,000	0.0%	Goldin Auctions
#09TROUT	Purchase Agreement	7/30/2020	$225,000	0.0%	Goldin Auctions
#57STARR	Purchase Agreement	7/7/2020	$8,000	0.0%	Goldin Auctions
#03KOBE2	Purchase Agreement	9/3/2020	$21,000	0.0%	Goldin Auctions
#62MANTLE	Purchase Agreement	6/25/2020	$132,000	0.0%	Goldin Auctions
#CLEMENTE2	Purchase Agreement	7/23/2020	$60,000	0.0%	Goldin Auctions
#04LEBRON	Purchase Agreement	9/18/2020	$44,000	0.0%	Goldin Auctions
#85JORDAN	Purchase Agreement	9/29/2020	$240,000	0.0%	Goldin Auctions
#86FLEER	Upfront Purchase	11/2/2020	$146,400	0.0%	Goldin Auctions
#58PELE2	Upfront Purchase	11/2/2020	$22,800	0.0%	Goldin Auctions
#18LAMAR	Upfront Purchase	11/2/2020	$54,000	0.0%	Goldin Auctions
#04MESSI	Upfront Purchase	11/2/2020	$39,600	0.0%	Goldin Auctions
#51HOWE	Upfront Purchase	11/2/2020	$39,600	0.0%	Goldin Auctions
#58PELE	Upfront Purchase	11/2/2020	$288,000	0.0%	Goldin Auctions
#09CURRY	Upfront Purchase	12/14/2020	$22,800	0.0%	Goldin Auctions
#03JORDAN2	Upfront Purchase	12/14/2020	$36,000	0.0%	Goldin Auctions
#91JORDAN	Upfront Purchase	12/14/2020	$67,200	0.0%	Goldin Auctions
#94JORDAN	Upfront Purchase	12/14/2020	$73,200	0.0%	Goldin Auctions
#17MAHOMES	Purchase Agreement	1/6/2021	$215,000	0.0%	Goldin Auctions
#96KOBE	Upfront Purchase	1/30/2021	$67,200	0.0%	Goldin Auctions
#VANHALEN	Upfront Purchase	12/14/2020	$54,000	0.0%	Goldin Auctions
#48JACKIE	Purchase Agreement	12/16/2020	$340,000	0.0%	Goldin Auctions
#05MJLJ	Purchase Agreement	1/12/2021	$72,000	0.0%	Goldin Auctions
#07DURANT	Upfront Purchase	2/12/2021	$115,200	0.0%	Goldin Auctions
#DIMAGGIO3	Purchase Agreement	1/28/2021	$415,000	50.0%	Goldin Auctions
#09CURRY2	Upfront Purchase	1/30/2021	$451,200	0.0%	Goldin Auctions
#58PELE3	Upfront Purchase	1/30/2021	$180,000	0.0%	Goldin Auctions
#99MJRETRO	Upfront Purchase	3/10/2021	$43,200	0.0%	Goldin Auctions
#66ORR	Upfront Purchase	12/14/2020	$85,200	0.0%	Goldin Auctions
#86JORDAN2	Upfront Purchase	5/24/2021	$73,200	0.0%	Goldin Auctions
#97KOBE	Upfront Purchase	5/24/2021	$57,600	0.0%	Goldin Auctions
#81BIRD	Upfront Purchase	3/10/2021	$39,600	0.0%	Goldin Auctions
#00BRADY2	Upfront Purchase	4/5/2021	$312,000	0.0%	Goldin Auctions
#60MANTLE	Purchase Agreement	1/28/2021	$800,000	50.0%	Goldin Auctions
#03RONALDO	Upfront Purchase	8/10/2021	$156,000	0.0%	Goldin Auctions
#HONUS2	Upfront Purchase	8/10/2021	$85,200	0.0%	Goldin Auctions
#09HARDEN	Upfront Purchase	5/24/2021	$22,800	0.0%	Goldin Auctions
#98JORDAN2	Upfront Purchase	2/12/2021	$288,000	0.0%	Goldin Auctions
#OHTANI1	Upfront Purchase	8/10/2021	$80,400	0.0%	Goldin Auctions
#KOMBAT	Upfront Purchase	9/19/2021	$79,200	0.0%	Goldin Auctions
#GIANNIS2	Upfront Purchase	3/10/2021	$360,000	0.0%	Goldin Auctions
#96KOBE2	Upfront Purchase	4/6/2021	$240,000	0.0%	Goldin Auctions
#92TIGER	Purchase Option Agreement	1/13/2022	$64,000	10.0%	Haspry Corp.
1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	2/5/2020	$30,500	-	Goldin Auctions
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	7/10/2020	$410,000	-	Goldin Auctions
#66KOUFAX	Purchase Option Agreement	2/9/2022	$550,000	55.0%	Goldin Auctions
#59BROWN	Upfront Purchase	3/10/2021	$205,200	0.0%	Goldin Auctions
#54AARON	Upfront Purchase	4/3/2021	$206,400	0.0%	Goldin Auctions
#96CHROME	Upfront Purchase	8/30/2021	$31,200	0.0%	Goldin Auctions
#EMERALD	Upfront Purchase	9/19/2021	$31,200	-	Goldin Auctions

Note: Ken Goldin, a member of the Advisory Board, is the Founder and Executive Chairman of Goldin Auctions.

ITEM 6. OTHER INFORMATION

None.

ITEM 7.  FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2021 AND 2020

CONTENTS

PAGE

RSE ARCHIVE, LLC AND VARIOUS SERIES:

Years Ended December 31, 2021 and 2020 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-1

Consolidated Balance SheetsF-2

Consolidated Statements of OperationsF-67

Consolidated Statements of Members’ Equity F-131

Consolidated Statements of Cash Flows F-179

Notes to Consolidated Financial Statements F-243

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Archive, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RSE Archive, LLC (the “Company”) on a consolidated basis and for each listed Series as of December 31, 2021 and 2020, and the related consolidated statements of operations, members’ equity, and cash flows for the Company on a consolidated basis and for each listed Series for each of the years then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company and each listed Series as of December 31, 2021 and 2020, and the results of their operations and their cash flows for the Company and each listed Series for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Memorabilia Assets

As described in Note B6 to the financial statements, memorabilia assets of the Company and each listed Series are reported at carrying amount, which includes cost-basis purchase price, any capitalized acquisition expenses, and any adjustments for impairment charge. The purchase price for the assets held by the Company and each listed series is predicated on the asset’s authenticity, which is supported by authenticity documentation that the Company obtains upon purchase. There is judgment involved in the authentication for these assets that the Company obtains based on the source of the authentication. As of

December 31, 2021, there were three hundred and forty memorabilia assets held by the Company and each listed Series with a total carrying value of $30,795,785.

We identified the valuation of memorabilia assets as a critical audit matter due to potential for inappropriate valuation of an asset as a result of a lack of authenticity. For certain assets management relied on the judgment of authenticators on the purchase of the asset, which will determine the carrying value and also creates a certain level of subjectivity as whether the carrying value of the asset is appropriate. As a result, we identified this as a significant risk that the carrying value of memorabilia assets could be misstated. This in turn led to a high degree of auditor judgement, subjectivity, and effort in performing procedures.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included gaining an understanding of the controls in place relating to obtaining authenticity on the purchase of assets, evaluating evidence for insurance coverage in place during the audit period that protects against counterfeits, testing and evaluating management’s analysis of authentication on an asset as of the reporting date, physically observing the assets, review the authenticity documentation, evaluating the reputation of authenticators, and evaluating the reasonableness of the significant assumptions used by management in its ongoing assessments.

/s/ EisnerAmper LLP

We have served as the Company’s auditor since 2020.

EISNERAMPER LLP

New York, New York

May 2, 2022

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Assets
Current Assets
Cash and Cash Equivalents	$ 1,450	$ 1,600	$ 300	$ 1,545	$ 1,095	$ 1,495
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	1,450	1,600	300	1,545	1,095	1,495
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	125,000	52,500	16,800	35,000	70,100	12,100
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 126,450	$ 54,100	$ 17,100	$ 36,545	$ 71,195	$ 13,595

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	126,600	54,100	17,100	36,600	70,740	13,800
Capital Contribution for Operating Expense	5,206	3,594	2,585	3,136	4,178	2,351
Capital Contribution for loss at Offering close	-	-	-	-	510	-
Distribution to RSE Archive	-	-	-	(55)	(55)	(205)
Distribution to Series	-	-	-	-	(1,465)	-
Accumulated Surplus (Deficit)	(5,356)	(3,594)	(2,585)	(3,136)	(2,713)	(2,351)
Members' Equity (Deficit)	126,450	54,100	17,100	36,545	71,195	13,595
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 126,450	$ 54,100	$ 17,100	$ 36,545	$ 71,195	$ 13,595

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Assets
Current Assets
Cash and Cash Equivalents	$1,695	$1,250	$1,250	$1,172	$1,750	$5,300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	1,695	1,250	1,250	1,172	1,750	5,300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	10,100	55,500	29,500	17,928	11,100	500,028
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$11,795	$56,750	$30,750	$19,100	$12,850	$505,328

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$9	$-	$9	$-	$42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	9	-	9	-	42
Member's Equity
Membership Contributions	12,000	56,750	30,750	19,250	13,000	505,328
Capital Contribution for Operating Expense	2,330	3,541	2,965	2,741	2,334	13,959
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(205)	-	-	(150)	(150)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,330)	(3,550)	(2,965)	(2,750)	(2,334)	(14,001)
Members' Equity (Deficit)	11,795	56,741	30,750	19,091	12,850	505,286
TOTAL LIABILITIES AND MEMBERS' EQUITY	$11,795	$56,750	$30,750	$19,100	$12,850	$505,328

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Assets
Current Assets
Cash and Cash Equivalents	$ 938	$ 3,550	$ 1,250	$ 1,003	$ 1,203	$ 1,003
Accounts Receivable	-	-	6,030	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	938	3,550	7,280	1,003	1,203	1,003
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	44,065	-	-	20,000	50,000	74,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 45,003	$ 3,550	$ 7,280	$ 21,003	$ 51,203	$ 75,003

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 3,550	$ -	$ -	$ -	$ 9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	7,264	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	3,550	7,264	-	-	9
Member's Equity
Membership Contributions	45,040	-	-	21,050	51,250	75,050
Capital Contribution for Operating Expense	3,261	3,550	3,148	2,502	3,150	3,704
Capital Contribution for loss at Offering close	10	-	63	-	-	-
Distribution to RSE Archive	-	-	-	(47)	(47)	(47)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(3,308)	(3,550)	(3,195)	(2,502)	(3,150)	(3,713)
Members' Equity (Deficit)	45,003	-	16	21,003	51,203	74,994
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 45,003	$ 3,550	$ 7,280	$ 21,003	$ 51,203	$ 75,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,003	$1,950	$400	$1,050	$1,703
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	1,003	1,003	1,950	400	1,050	1,703
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	20,000	75,000	22,100	17,200	9,000	15,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$21,003	$76,003	$24,050	$17,600	$10,050	$17,303

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	21,050	76,050	24,050	17,797	9,400	17,500
Capital Contribution for Operating Expense	2,059	2,444	2,006	1,982	2,142	1,971
Capital Contribution for loss at Offering close	-	-	-	-	650	-
Distribution to RSE Archive	(47)	(47)	-	(197)	-	(197)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,059)	(2,444)	(2,006)	(1,982)	(2,142)	(1,971)
Members' Equity (Deficit)	21,003	76,003	24,050	17,600	10,050	17,303
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,003	$76,003	$24,050	$17,600	$10,050	$17,303

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Assets
Current Assets
Cash and Cash Equivalents	$-	$605	$800	$1,050	$997	$1,750
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	-	605	800	1,050	997	1,750
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	-	13,545	24,000	30,000	250,006	12,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$-	$14,150	$24,800	$31,050	$251,003	$14,350

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$4	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	4	-
Member's Equity
Membership Contributions	-	14,150	24,745	31,050	250,538	14,500
Capital Contribution for Operating Expense	136	2,090	2,105	2,310	7,756	1,745
Capital Contribution for loss at Offering close	-	-	55	-	513	-
Distribution to RSE Archive	-	-	-	-	(47)	(150)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(136)	(2,090)	(2,105)	(2,310)	(7,761)	(1,745)
Members' Equity (Deficit)	-	14,150	24,800	31,050	250,999	14,350
TOTAL LIABILITIES AND MEMBERS' EQUITY	$-	$14,150	$24,800	$31,050	$251,003	$14,350

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Assets
Current Assets
Cash and Cash Equivalents	$-	$5,774	$694	$1,203	$594	$594
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	-	5,774	694	1,203	594	594
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	-	-	-	130,000	20,006	36,006
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$-	$5,774	$694	$131,203	$20,600	$36,600

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$46	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	5,753	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	5,753	46	-	-	-
Member's Equity
Membership Contributions	-	-	27,700	131,250	20,600	36,600
Capital Contribution for Operating Expense	-	1,838	2,377	4,950	2,038	2,363
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	-	(1,817)	(29,429)	(4,950)	(2,038)	(2,363)
Members' Equity (Deficit)	-	21	648	131,203	20,600	36,600
TOTAL LIABILITIES AND MEMBERS' EQUITY	$-	$5,774	$694	$131,203	$20,600	$36,600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Assets
Current Assets
Cash and Cash Equivalents	$563	$213	$463	$277	$457	$456
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	563	213	463	277	457	456
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	27,600	11,600	37,100	7,023	68,577	25,244
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$28,163	$11,813	$37,563	$7,300	$69,034	$25,700

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$42	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	42	-
Member's Equity
Membership Contributions	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution for Operating Expense	1,754	1,662	1,811	1,608	1,941	1,967
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(37)	(37)	(37)	-	(66)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,754)	(1,662)	(1,811)	(1,608)	(1,984)	(1,967)
Members' Equity (Deficit)	28,163	11,813	37,563	7,300	68,992	25,700
TOTAL LIABILITIES AND MEMBERS' EQUITY	$28,163	$11,813	$37,563	$7,300	$69,034	$25,700

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Assets
Current Assets
Cash and Cash Equivalents	$604	$334	$534	$833	$634	$269
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	604	334	534	833	634	269
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	25,030	16,350	118,000	-	64,925	10,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$25,634	$16,684	$118,534	$833	$65,559	$10,269

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$46	$-	$-	$4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	771	-	-
Due to the Manager or its Affiliates	-	-	-	-	925	-
Total Liabilities	-	-	46	771	925	4
Member's Equity
Membership Contributions	25,700	16,750	118,600	-	64,700	10,400
Capital Contribution for Operating Expense	1,963	1,573	3,794	-	1,756	1,523
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,963)	(1,573)	(3,840)	127	(1,756)	(1,527)
Members' Equity (Deficit)	25,634	16,684	118,488	61	64,634	10,265
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,634	$16,684	$118,534	$832	$65,559	$10,269

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Assets
Current Assets
Cash and Cash Equivalents	$437	$520	$8,410	$77	$520	$220
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	437	520	8,410	77	520	220
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	32,083	80,000	-	35,523	29,500	6,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$32,520	$80,520	$8,410	$35,600	$30,020	$6,820

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	8,405	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	8,405	-	-	-
Member's Equity
Membership Contributions	32,600	80,600	-	35,666	30,100	6,900
Capital Contribution for Operating Expense	1,967	2,716	1,212	1,603	1,906	1,444
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(80)	(730)	(66)	(80)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,967)	(2,716)	(477)	(1,603)	(1,906)	(1,444)
Members' Equity (Deficit)	32,520	80,520	5	35,600	30,020	6,820
TOTAL LIABILITIES AND MEMBERS' EQUITY	$32,520	$80,520	$8,410	$35,600	$30,020	$6,820

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 460	$ 520	$ 520	$ 600	$ 460
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	460	520	520	600	460
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	105,100	44,000	25,000	33,000	27,750	39,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 105,500	$ 44,460	$ 25,520	$ 33,520	$ 28,350	$ 39,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	84	-	-
Total Liabilities	-	84	84	84	-	-
Member's Equity
Membership Contributions	105,705	44,600	25,600	33,600	27,220	39,600
Capital Contribution for Operating Expense	1,952	2,057	1,784	1,909	1,788	1,954
Capital Contribution for loss at Offering close	-	-	-	-	1,130	-
Distribution to RSE Archive	(205)	(140)	(80)	(80)	-	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,952)	(2,140)	(1,868)	(1,993)	(1,788)	(1,954)
Members' Equity (Deficit)	105,500	44,377	25,436	33,436	28,350	39,460
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 105,500	$ 44,460	$ 25,520	$ 33,520	$ 28,350	$ 39,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Assets
Current Assets
Cash and Cash Equivalents	$ 150	$ 5,251	$ 390,060	$ 460	$ 2,505	$ 430
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	150	5,251	390,060	460	2,505	430
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	98,000	-	-	120,000	-	7,442
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 98,150	$ 5,251	$ 390,060	$ 120,460	$ 2,505	$ 7,872

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	5,216	390,081	-	2,461	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	5,216	390,081	-	2,461	-
Member's Equity
Membership Contributions	98,150	-	-	120,600	-	8,042
Capital Contribution for Operating Expense	2,742	1,338	2,714	1,665	1,127	1,211
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	(66)	(140)	(140)	(80)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,742)	(1,237)	(2,595)	(1,665)	(1,003)	(1,381)
Members' Equity (Deficit)	98,150	35	(21)	120,460	44	7,872
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 98,150	$ 5,251	$ 390,060	$ 120,460	$ 2,505	$ 7,872

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Assets
Current Assets
Cash and Cash Equivalents	$ 430	$ 430	$ 460	$ 400	$ 560	$ 520
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	430	430	460	400	560	520
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	31,944	45,980	20,000	8,000	115,000	50,253
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 32,374	$ 46,410	$ 20,460	$ 8,400	$ 115,560	$ 50,773

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	32,544	46,580	20,600	7,420	115,700	50,853
Capital Contribution for Operating Expense	1,424	1,546	1,595	1,393	3,578	2,414
Capital Contribution for loss at Offering close	-	-	-	1,182	-	-
Distribution to RSE Archive	-	-	(140)	(202)	(140)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,594)	(1,716)	(1,595)	(1,393)	(3,578)	(2,414)
Members' Equity (Deficit)	32,374	46,410	20,460	8,400	115,560	50,773
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 32,374	$ 46,410	$ 20,460	$ 8,400	$ 115,560	$ 50,773

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Assets
Current Assets
Cash and Cash Equivalents	$520	$600	$400	$400	$10,560	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	520	600	400	400	10,560	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	185,100	37,000	225,000	8,000	-	21,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$185,620	$37,600	$225,400	$8,400	$10,560	$21,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$4	$9	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	10,518	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Total Liabilities	4	9	-	-	10,518	84
Member's Equity
Membership Contributions	185,700	37,600	221,063	7,420	-	21,629
Capital Contribution for Operating Expense	1,947	1,397	4,358	1,336	1,154	1,442
Capital Contribution for loss at Offering close	-	-	4,540	1,182	-	-
Distribution to RSE Archive	(80)	-	(202)	(202)	(202)	(229)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,951)	(1,406)	(4,359)	(1,336)	(910)	(1,526)
Members' Equity (Deficit)	185,616	37,591	225,400	8,400	42	21,316
TOTAL LIABILITIES AND MEMBERS' EQUITY	$185,620	$37,600	$225,400	$8,400	$10,560	$21,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Assets
Current Assets
Cash and Cash Equivalents	$400	$430	$520	$400	$460	$320
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	430	520	400	460	320
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	35,000	38,236	9,300	18,000	132,000	23,500
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$88	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	88	-	-	-	-	-
Member's Equity
Membership Contributions	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expense	1,639	1,319	1,153	1,173	3,125	1,205
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(432)	(170)	(80)	(202)	(140)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,727)	(1,319)	(1,153)	(1,173)	(3,125)	(1,205)
Members' Equity (Deficit)	35,312	38,666	9,820	18,400	132,460	23,820
TOTAL LIABILITIES AND MEMBERS' EQUITY	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Assets
Current Assets
Cash and Cash Equivalents	$400	$7,353	$572	$534	$321	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	7,353	572	534	321	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	60,000	-	61,528	28,600	17,704	21,877
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$60,400	$7,353	$62,100	$29,134	$18,025	$22,277

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	7,353	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	7,353	-	-	-	-
Member's Equity
Membership Contributions	60,602	-	62,100	29,200	18,254	22,621
Capital Contribution for Operating Expense	1,967	1,205	1,925	1,194	1,149	1,078
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,967)	(1,065)	(1,925)	(1,194)	(1,149)	(1,078)
Members' Equity (Deficit)	60,400	-	62,100	29,134	18,025	22,277
TOTAL LIABILITIES AND MEMBERS' EQUITY	$60,400	$7,353	$62,100	$29,134	$18,025	$22,277

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Assets
Current Assets
Cash and Cash Equivalents	$7,364	$100	$300	$339	$400	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	7,364	100	300	339	400	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	-	8,800	254,457	35,184	26,000	190,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$7,364	$8,900	$254,757	$35,523	$26,400	$190,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	7,359	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	7,359	-	-	-	-	-
Member's Equity
Membership Contributions	-	8,966	254,987	35,752	26,859	190,602
Capital Contribution for Operating Expense	68	1,095	4,389	1,455	1,345	1,600
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(66)	(229)	(229)	(459)	(202)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	166	(1,095)	(4,390)	(1,455)	(1,345)	(1,600)
Members' Equity (Deficit)	5	8,900	254,757	35,523	26,400	190,400
TOTAL LIABILITIES AND MEMBERS' EQUITY	$7,364	$8,900	$254,757	$35,523	$26,400	$190,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Assets
Current Assets
Cash and Cash Equivalents	$339	$400	$400	$600	$326	$420
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	339	400	400	600	326	420
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	23,261	23,100	44,000	240,000	22,874	150,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$23,600	$23,500	$44,400	$240,600	$23,200	$150,420

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$4	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	84	84	-	-
Total Liabilities	84	-	84	84	4	-
Member's Equity
Membership Contributions	23,829	23,702	44,629	240,600	23,442	150,600
Capital Contribution for Operating Expense	1,293	1,090	1,569	3,887	1,255	2,761
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(202)	(229)	-	(242)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,377)	(1,090)	(1,653)	(3,971)	(1,259)	(2,761)
Members' Equity (Deficit)	23,516	23,500	44,316	240,516	23,196	150,420
TOTAL LIABILITIES AND MEMBERS' EQUITY	$23,600	$23,500	$44,400	$240,600	$23,200	$150,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Assets
Current Assets
Cash and Cash Equivalents	$320	$400	$339	$420	$400	$460
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	320	400	339	420	400	460
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	90,227	31,100	29,737	150,000	15,720	10,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$90,547	$31,500	$30,076	$150,420	$16,120	$11,060

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Total Liabilities	84	-	-	-	-	-
Member's Equity
Membership Contributions	90,728	31,702	30,305	150,600	16,464	11,200
Capital Contribution for Operating Expense	2,029	1,076	1,346	2,673	965	993
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(202)	(229)	(180)	(344)	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,114)	(1,076)	(1,346)	(2,673)	(965)	(993)
Members' Equity (Deficit)	90,463	31,500	30,076	150,420	16,120	11,060
TOTAL LIABILITIES AND MEMBERS' EQUITY	$90,547	$31,500	$30,076	$150,420	$16,120	$11,060

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Assets
Current Assets
Cash and Cash Equivalents	$805	$400	$8,175	$7,278	$320	$15,610
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	805	400	8,175	7,278	320	15,610
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	146,400	24,000	-	-	19,727	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$147,205	$24,400	$8,175	$7,278	$20,047	$15,610

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	8,102	7,278	-	15,610
Due to the Manager or its Affiliates	84	-	-	-	84	-
Total Liabilities	84	-	8,102	7,278	84	15,610
Member's Equity
Membership Contributions	147,447	24,629	-	-	20,228	-
Capital Contribution for Operating Expense	2,560	1,249	458	72	1,119	1,333
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(242)	(229)	(242)	(242)	(181)	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,644)	(1,249)	(143)	170	(1,203)	(1,193)
Members' Equity (Deficit)	147,121	24,400	73	-	19,963	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$147,205	$24,400	$8,175	$7,278	$20,047	$15,610

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Assets
Current Assets
Cash and Cash Equivalents	$805	$400	$400	$340	$448	$900
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	805	400	400	340	448	900
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	39,600	17,000	70,192	50,380	80,027	249,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$40,405	$17,400	$70,592	$50,720	$80,475	$250,500

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	27	-
Total Liabilities	-	-	-	-	27	-
Member's Equity
Membership Contributions	40,647	17,602	70,936	50,900	80,600	250,742
Capital Contribution for Operating Expense	1,512	931	1,238	1,463	1,762	3,658
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(242)	(202)	(344)	(180)	(152)	(242)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,512)	(931)	(1,238)	(1,463)	(1,762)	(3,658)
Members' Equity (Deficit)	40,405	17,400	70,592	50,720	80,448	250,500
TOTAL LIABILITIES AND MEMBERS' EQUITY	$40,405	$17,400	$70,592	$50,720	$80,475	$250,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Assets
Current Assets
Cash and Cash Equivalents	$340	$348	$366	$400	$367	$1,005
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	340	348	366	400	367	1,005
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	16,202	58,046	15,682	70,000	27,681	39,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$16,542	$58,394	$16,048	$70,400	$28,048	$40,605

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	16,722	58,546	16,200	70,642	28,200	40,605
Capital Contribution for Operating Expense	1,085	1,496	1,087	1,643	1,187	1,302
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(152)	(152)	(242)	(152)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,085)	(1,496)	(1,087)	(1,643)	(1,187)	(1,302)
Members' Equity (Deficit)	16,542	58,394	16,048	70,400	28,048	40,605
TOTAL LIABILITIES AND MEMBERS' EQUITY	$16,542	$58,394	$16,048	$70,400	$28,048	$40,605

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Assets
Current Assets
Cash and Cash Equivalents	$300	$418	$367	$355	$13,828	$448
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	300	418	367	355	13,828	448
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	48,648	30,130	58,033	18,045	-	20,027
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$48,948	$30,548	$58,400	$18,400	$13,828	$20,475

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	13,721	-
Due to the Manager or its Affiliates	84	-	-	-	-	27
Total Liabilities	84	-	-	-	13,721	27
Member's Equity
Membership Contributions	49,269	30,700	58,721	18,721	-	20,600
Capital Contribution for Operating Expense	1,448	1,162	961	1,036	767	1,039
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(152)	(321)	(321)	(229)	(152)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,532)	(1,162)	(961)	(1,036)	(431)	(1,039)
Members' Equity (Deficit)	48,864	30,548	58,400	18,400	107	20,448
TOTAL LIABILITIES AND MEMBERS' EQUITY	$48,948	$30,548	$58,400	$18,400	$13,828	$20,475

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$355	$400	$300	$805	$300	$300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	355	400	300	805	300	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	13,245	48,000	8,600	288,000	23,106	317,986
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$13,600	$48,400	$8,900	$288,805	$23,406	$318,286

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	$84	$84
Total Liabilities	-	-	-	-	84	88
Member's Equity
Membership Contributions	13,921	48,602	9,221	289,047	23,726	318,606
Capital Contribution for Operating Expense	960	1,504	794	3,958	1,043	3,937
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(202)	(321)	(242)	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(960)	(1,504)	(794)	(3,958)	(1,126)	(4,025)
Members' Equity (Deficit)	13,600	48,400	8,900	288,805	23,322	318,198
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,600	$48,400	$8,900	$288,805	$23,406	$318,286

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Assets
Current Assets
Cash and Cash Equivalents	$426	$400	$448	$420	$711	$500
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	426	400	448	420	711	500
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	29,475	85,100	42,000	120,100	76,917	60,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$29,901	$85,500	$42,448	$120,520	$77,628	$61,051

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	84	-	-	-
Total Liabilities	-	-	84	-	-	-
Member's Equity
Membership Contributions	30,075	85,702	42,600	120,700	77,780	61,051
Capital Contribution for Operating Expense	889	1,008	1,257	1,056	936	1,379
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(202)	(152)	(180)	(152)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(889)	(1,008)	(1,341)	(1,056)	(936)	(1,379)
Members' Equity (Deficit)	29,901	85,500	42,364	120,520	77,628	61,051
TOTAL LIABILITIES AND MEMBERS' EQUITY	$29,901	$85,500	$42,448	$120,520	$77,628	$61,051

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Assets
Current Assets
Cash and Cash Equivalents	$400	$600	$300	$3,067	$359	$1,233
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	600	300	3,067	359	1,233
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	250,000	20,106	36,306	-	67,506	720,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$250,400	$20,706	$36,606	$3,067	$67,865	$721,784

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	3,030	-	-
Due to the Manager or its Affiliates	-	106	-	-	84	-
Total Liabilities	-	106	-	3,030	84	42
Member's Equity
Membership Contributions	252,730	20,600	36,926	-	68,185	721,784
Capital Contribution for Operating Expense	4,229	974	1,091	599	1,428	7,755
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(320)	(321)	(321)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(4,229)	(974)	(1,091)	(241)	(1,511)	(7,797)
Members' Equity (Deficit)	250,400	20,600	36,606	37	67,781	721,742
TOTAL LIABILITIES AND MEMBERS' EQUITY	$250,400	$20,706	$36,606	$3,067	$67,865	$721,784

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Assets
Current Assets
Cash and Cash Equivalents	$426	$400	$400	$448	$500	$500
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	426	400	400	448	500	500
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	23,232	150,000	17,813	36,000	69,885	204,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$23,658	$150,400	$18,213	$36,448	$70,385	$205,051

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$4	$42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	84	84	84
Total Liabilities	-	-	-	84	88	126
Member's Equity
Membership Contributions	23,832	150,629	20,543	36,600	70,385	205,051
Capital Contribution for Operating Expense	713	2,230	2,615	1,044	1,342	2,637
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(229)	(2,330)	(152)	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(713)	(2,230)	(2,615)	(1,128)	(1,430)	(2,763)
Members' Equity (Deficit)	23,658	150,400	18,213	36,364	70,297	204,925
TOTAL LIABILITIES AND MEMBERS' EQUITY	$23,658	$150,400	$18,213	$36,448	$70,385	$205,051

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$468	$453	$348	$500	$325	$391
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	468	453	348	500	325	391
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	50,000	50,015	68,684	252,551	25,175	73,506
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$50,468	$50,468	$69,032	$253,051	$25,500	$73,897

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Total Liabilities	-	-	-	-	-	84
Member's Equity
Membership Contributions	50,600	50,600	69,184	253,051	25,821	74,217
Capital Contribution for Operating Expense	1,119	1,104	788	3,121	869	1,349
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(152)	-	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,119)	(1,104)	(788)	(3,121)	(869)	(1,433)
Members' Equity (Deficit)	50,468	50,468	69,032	253,051	25,500	73,813
TOTAL LIABILITIES AND MEMBERS' EQUITY	$50,468	$50,468	$69,032	$253,051	$25,500	$73,897

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Assets
Current Assets
Cash and Cash Equivalents	$388	$4,394	$378	$300	$400	$464
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	388	4,394	378	300	400	464
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	22,402	-	72,200	637,450	18,995	53,504
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$22,790	$4,394	$72,578	$637,750	$19,395	$53,968

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$4	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	4,386	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Total Liabilities	84	4,386	-	4	-	-
Member's Equity
Membership Contributions	22,922	-	72,700	638,071	19,739	54,100
Capital Contribution for Operating Expense	775	701	687	7,654	574	1,056
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(121)	(122)	(321)	(344)	(132)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(859)	(572)	(687)	(7,658)	(574)	(1,056)
Members' Equity (Deficit)	22,706	8	72,578	637,746	19,395	53,968
TOTAL LIABILITIES AND MEMBERS' EQUITY	$22,790	$4,394	$72,578	$637,750	$19,395	$53,968

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Assets
Current Assets
Cash and Cash Equivalents	$468	$368	$378	$729	$378	$329
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	468	368	378	729	378	329
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	215,000	22,600	67,490	300,200	60,173	11,282
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$215,468	$22,968	$67,868	$300,929	$60,551	$11,611

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	-	-	-
Total Liabilities	-	84	84	-	-	-
Member's Equity
Membership Contributions	215,600	23,100	67,990	301,050	60,673	11,932
Capital Contribution for Operating Expense	2,557	780	1,149	3,277	1,087	674
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(122)	(121)	(122)	(321)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,557)	(864)	(1,233)	(3,277)	(1,087)	(674)
Members' Equity (Deficit)	215,468	22,884	67,784	300,929	60,551	11,611
TOTAL LIABILITIES AND MEMBERS' EQUITY	$215,468	$22,968	$67,868	$300,929	$60,551	$11,611

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Assets
Current Assets
Cash and Cash Equivalents	$468	$468	$22,880	$300	$400	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	468	468	22,880	300	400	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	46,500	95,000	-	54,306	340,000	72,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$46,968	$95,468	$22,880	$54,606	$340,400	$72,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$4	$9	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	23,070	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	23,070	4	9	-
Member's Equity
Membership Contributions	47,100	95,600	-	54,926	340,721	72,616
Capital Contribution for Operating Expense	953	1,379	383	748	3,855	915
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(321)	(320)	(321)	(216)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(953)	(1,379)	(252)	(752)	(3,864)	(915)
Members' Equity (Deficit)	46,968	95,468	(190)	54,602	340,391	72,400
TOTAL LIABILITIES AND MEMBERS' EQUITY	$46,968	$95,468	$22,880	$54,606	$340,400	$72,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$378	$426	$303	$377	$319	$300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	378	426	303	377	319	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	63,100	23,449	116,108	41,099	78,217	45,246
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$63,478	$23,875	$116,411	$41,476	$78,536	$45,546

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$4	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	4	-	-	-	-	-
Member's Equity
Membership Contributions	63,600	24,049	114,953	41,599	78,717	45,812
Capital Contribution for Operating Expense	813	251	1,216	566	911	622
Capital Contribution for loss at Offering close	-	-	1,656	-	-	-
Distribution to RSE Archive	(122)	(174)	(198)	(123)	(181)	(266)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(817)	(251)	(1,216)	(566)	(911)	(622)
Members' Equity (Deficit)	63,474	23,875	116,411	41,476	78,536	45,546
TOTAL LIABILITIES AND MEMBERS' EQUITY	$63,478	$23,875	$116,411	$41,476	$78,536	$45,546

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Assets
Current Assets
Cash and Cash Equivalents	$420	$300	$377	$386	$478	$378
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	420	300	377	386	478	378
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	24,000	742,908	26,209	15,157	18,100	40,383
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$24,420	$743,208	$26,586	$15,543	$18,578	$40,761

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$88	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	88	-	-	-	-
Member's Equity
Membership Contributions	24,600	745,208	26,709	15,657	18,700	40,883
Capital Contribution for Operating Expense	285	3,978	297	377	279	608
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(2,000)	(123)	(114)	(122)	(122)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(285)	(4,066)	(297)	(377)	(279)	(608)
Members' Equity (Deficit)	24,420	743,120	26,586	15,543	18,578	40,761
TOTAL LIABILITIES AND MEMBERS' EQUITY	$24,420	$743,208	$26,586	$15,543	$18,578	$40,761

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Assets
Current Assets
Cash and Cash Equivalents	$400	$478	$486	$477	$386	$477
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	478	486	477	386	477
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	255,100	34,499	375,000	34,500	22,812	21,500
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$255,500	$34,977	$375,486	$34,977	$23,198	$21,977

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$42	$-	$-	$4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	42	-	-	4
Member's Equity
Membership Contributions	255,821	35,099	375,600	35,100	23,312	22,100
Capital Contribution for Operating Expense	803	558	3,517	540	398	438
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(122)	(114)	(123)	(114)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(803)	(558)	(3,559)	(540)	(398)	(442)
Members' Equity (Deficit)	255,500	34,977	375,444	34,977	23,198	21,973
TOTAL LIABILITIES AND MEMBERS' EQUITY	$255,500	$34,977	$375,486	$34,977	$23,198	$21,977

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Assets
Current Assets
Cash and Cash Equivalents	$486	$468	$452	$600	$486	$486
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	486	468	452	600	486	486
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	17,100	80,100	210,299	153,000	415,000	552,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$17,586	$80,568	$210,751	$153,600	$415,486	$552,486

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$4	$-	$9	$-	$9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	4	-	9	-	9
Member's Equity
Membership Contributions	17,700	80,700	210,873	153,600	415,600	552,600
Capital Contribution for Operating Expense	277	387	1,814	1,708	4,529	369
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(114)	(132)	(122)	-	(114)	(114)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(277)	(391)	(1,814)	(1,717)	(4,529)	(378)
Members' Equity (Deficit)	17,586	80,564	210,751	153,591	415,486	552,477
TOTAL LIABILITIES AND MEMBERS' EQUITY	$17,586	$80,568	$210,751	$153,600	$415,486	$552,486

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Assets
Current Assets
Cash and Cash Equivalents	$378	$300	$300	$12,157	$377	$420
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	378	300	300	12,157	377	420
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	180,778	453,149	37,499	-	60,299	76,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$181,156	$453,449	$37,799	$12,157	$60,676	$76,420

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$83	$4	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	12,129	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	12,212	4	-
Member's Equity
Membership Contributions	181,278	453,655	38,006	-	60,799	76,600
Capital Contribution for Operating Expense	1,766	4,099	349	1,158	671	322
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(122)	(206)	(207)	(123)	(123)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,766)	(4,099)	(349)	(1,090)	(675)	(322)
Members' Equity (Deficit)	181,156	453,449	37,799	(55)	60,672	76,420
TOTAL LIABILITIES AND MEMBERS' EQUITY	$181,156	$453,449	$37,799	$12,157	$60,676	$76,420

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Assets
Current Assets
Cash and Cash Equivalents	$420	$346	$312	$300	$486	$516
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	420	346	312	300	486	516
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	25,000	43,870	13,632	22,210	40,100	230,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$25,420	$44,216	$13,944	$22,510	$40,586	$230,516

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$88	$-	$9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	88	-	9
Member's Equity
Membership Contributions	25,600	44,370	11,380	22,711	40,700	230,600
Capital Contribution for Operating Expense	246	538	371	339	235	2,369
Capital Contribution for loss at Offering close	-	-	2,765	-	-	-
Distribution to RSE Archive	(180)	(154)	(201)	(201)	(114)	(84)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(246)	(538)	(371)	(427)	(235)	(2,378)
Members' Equity (Deficit)	25,420	44,216	13,944	22,422	40,586	230,507
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,420	$44,216	$13,944	$22,510	$40,586	$230,516

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Assets
Current Assets
Cash and Cash Equivalents	$456	$400	$419	$415	$357	$420
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	456	400	419	415	357	420
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	42,306	98,300	14,946	13,813	100,063	70,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$42,762	$98,700	$15,365	$14,228	$100,420	$70,420

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$9	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	9	-
Member's Equity
Membership Contributions	43,083	99,021	15,546	14,350	100,600	70,600
Capital Contribution for Operating Expense	1,032	362	435	318	928	288
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(321)	(181)	(122)	(180)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,032)	(362)	(435)	(318)	(937)	(288)
Members' Equity (Deficit)	42,762	98,700	15,365	14,228	100,411	70,420
TOTAL LIABILITIES AND MEMBERS' EQUITY	$42,762	$98,700	$15,365	$14,228	$100,420	$70,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Assets
Current Assets
Cash and Cash Equivalents	$446	$318	$549	$300	$346	$410
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	446	318	549	300	346	410
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	57,500	15,382	73,656	33,961	29,470	58,056
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$57,946	$15,700	$74,205	$34,261	$29,816	$58,466

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$9	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	9	-	-
Member's Equity
Membership Contributions	58,100	15,901	74,352	29,200	29,200	58,613
Capital Contribution for Operating Expense	288	341	603	805	470	479
Capital Contribution for loss at Offering close	-	-	-	5,326	770	-
Distribution to RSE Archive	(154)	(201)	(147)	(265)	(154)	(147)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(288)	(341)	(603)	(814)	(470)	(479)
Members' Equity (Deficit)	57,946	15,700	74,205	34,252	29,816	58,466
TOTAL LIABILITIES AND MEMBERS' EQUITY	$57,946	$15,700	$74,205	$34,261	$29,816	$58,466

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Assets
Current Assets
Cash and Cash Equivalents	$359	$400	$400	$396	$359	$477
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	359	400	400	396	359	477
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	57,649	96,285	31,980	14,942	57,094	73,590
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$58,008	$96,685	$32,380	$15,338	$57,453	$74,067

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	58,155	97,029	32,581	11,380	57,600	74,190
Capital Contribution for Operating Expense	227	279	418	254	210	912
Capital Contribution for loss at Offering close	-	-	-	4,159	-	-
Distribution to RSE Archive	(147)	(344)	(201)	(201)	(147)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(227)	(279)	(418)	(254)	(210)	(912)
Members' Equity (Deficit)	58,008	96,685	32,380	15,338	57,453	74,067
TOTAL LIABILITIES AND MEMBERS' EQUITY	$58,008	$96,685	$32,380	$15,338	$57,453	$74,067

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Assets
Current Assets
Cash and Cash Equivalents	$400	$600	$660	$400	$400	$600
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	600	660	400	400	600
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	272,500	50,000	313,339	20,095	15,027	62,103
Other Assets	-	-	-	-	-	2,038
TOTAL ASSETS	$272,900	$50,600	$313,999	$20,495	$15,427	$64,741

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$42	$-	$-
Insurance Payable	-	-	-	-	3	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	95	27	4
Total Liabilities	-	-	-	137	30	4
Member's Equity
Membership Contributions	275,230	50,600	314,153	20,647	15,685	62,700
Capital Contribution for Operating Expense	1,357	169	1,576	259	183	2,122
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(154)	(247)	(285)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,357)	(169)	(1,576)	(301)	(186)	(85)
Members' Equity (Deficit)	272,900	50,600	313,999	20,358	15,397	64,737
TOTAL LIABILITIES AND MEMBERS' EQUITY	$272,900	$50,600	$313,999	$20,495	$15,427	$64,741

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Assets
Current Assets
Cash and Cash Equivalents	$453	$400	$400	$608	$486	$600
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	453	400	400	608	486	600
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	32,522	15,027	20,099	143,926	800,000	500,000
Other Assets	-	-	-	3,442	-	3,373
TOTAL ASSETS	$32,975	$15,427	$20,499	$147,976	$800,486	$503,973

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$9	$-	$9	$-
Insurance Payable	-	3	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	22	27	99	108	-	-
Total Liabilities	22	30	108	108	9	-
Member's Equity
Membership Contributions	33,100	15,685	21,647	144,426	800,600	500,600
Capital Contribution for Operating Expense	266	176	282	3,521	7,059	3,443
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(147)	(285)	(1,247)	-	(114)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(266)	(179)	(291)	(79)	(7,068)	(70)
Members' Equity (Deficit)	32,953	15,397	20,391	147,868	800,477	503,973
TOTAL LIABILITIES AND MEMBERS' EQUITY	$32,975	$15,427	$20,499	$147,976	$800,486	$503,973

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Assets
Current Assets
Cash and Cash Equivalents	$380	$500	$377	$400	$400	$652
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	380	500	377	400	400	652
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	11,657	112,833	132,325	50,027	60,000	156,606
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$12,037	$113,333	$132,702	$50,427	$60,400	$157,258

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$9	$-
Insurance Payable	2	-	-	10	12	32
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	27	-	-
Total Liabilities	2	-	-	37	21	32
Member's Equity
Membership Contributions	12,161	113,333	132,638	50,685	60,685	157,381
Capital Contribution for Operating Expense	96	292	1,565	238	270	592
Capital Contribution for loss at Offering close	-	-	188	-	-	-
Distribution to RSE Archive	(124)	-	(124)	(285)	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(98)	(292)	(1,565)	(248)	(291)	(624)
Members' Equity (Deficit)	12,035	113,333	132,702	50,390	60,379	157,226
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,037	$113,333	$132,702	$50,427	$60,400	$157,258

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Assets
Current Assets
Cash and Cash Equivalents	$376	$486	$353	$547	$400	$427
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	376	486	353	547	400	427
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	85,806	105,100	23,256	67,782	50,027	15,165
Other Assets	-	-	-	3,269	-	-
TOTAL ASSETS	$86,182	$105,586	$23,609	$71,598	$50,427	$15,592

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	18	-	-	-	10	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	47	27	-
Total Liabilities	18	-	-	47	37	-
Member's Equity
Membership Contributions	86,306	105,700	23,756	68,282	50,685	15,340
Capital Contribution for Operating Expense	360	237	196	3,325	227	321
Capital Contribution for loss at Offering close	-	-	-	-	-	375
Distribution to RSE Archive	(124)	(114)	(147)	-	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(378)	(237)	(196)	(56)	(237)	(321)
Members' Equity (Deficit)	86,164	105,586	23,609	71,551	50,390	15,592
TOTAL LIABILITIES AND MEMBERS' EQUITY	$86,182	$105,586	$23,609	$71,598	$50,427	$15,592

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Assets
Current Assets
Cash and Cash Equivalents	$400	$356	$400	$600	$1,125	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	356	400	600	1,125	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	15,027	36,146	100,086	165,389	67,319	15,100
Other Assets	-	-	-	2,726	2,882	-
TOTAL ASSETS	$15,427	$36,502	$100,486	$168,715	$71,326	$15,500

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	14
Insurance Payable	3	7	21	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	27	-	86	87	625	-
Total Liabilities	30	7	107	87	625	14
Member's Equity
Membership Contributions	15,685	36,646	100,685	165,902	67,819	15,747
Capital Contribution for Operating Expense	111	79	391	2,775	2,926	68
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(285)	(124)	(285)	-	-	(247)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(114)	(106)	(412)	(49)	(44)	(82)
Members' Equity (Deficit)	15,397	36,495	100,379	168,628	70,701	15,486
TOTAL LIABILITIES AND MEMBERS' EQUITY	$15,427	$36,502	$100,486	$168,715	$71,326	$15,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 776	$ 600	$ 600	$ 400	$ 300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	776	600	600	400	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	1,451,500	288,908	11,914	188,500	35,048	67,208
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 1,451,900	$ 289,684	$ 12,514	$ 189,100	$ 35,448	$ 67,508

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	13	-	168	29
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	540	-	48	-
Total Liabilities	-	-	553	-	216	29
Member's Equity
Membership Contributions	1,457,055	289,798	12,514	189,100	35,632	67,800
Capital Contribution for Operating Expense	3,044	2,436	29	22	36	22
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(5,155)	(114)	-	-	(232)	(292)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(3,044)	(2,436)	(582)	(22)	(204)	(51)
Members' Equity (Deficit)	1,451,900	289,684	11,961	189,100	35,232	67,479
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 1,451,900	$ 289,684	$ 12,514	$ 189,100	$ 35,448	$ 67,508

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Assets
Current Assets
Cash and Cash Equivalents	$376	$376	$400	$300	$600	$300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	376	376	400	300	600	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	81,006	65,100	100,000	52,289	57,868	79,566
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$81,382	$65,476	$100,400	$52,589	$58,468	$79,866

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	17	13	21	17	62	188
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	540	-
Total Liabilities	17	13	21	17	602	188
Member's Equity
Membership Contributions	81,506	65,600	100,638	52,881	58,468	80,158
Capital Contribution for Operating Expense	284	244	348	29	16	21
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(124)	(124)	(238)	(292)	-	(292)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(301)	(257)	(369)	(46)	(618)	(209)
Members' Equity (Deficit)	81,365	65,463	100,379	52,572	57,866	79,678
TOTAL LIABILITIES AND MEMBERS' EQUITY	$81,382	$65,476	$100,400	$52,589	$58,468	$79,866

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Assets
Current Assets
Cash and Cash Equivalents	$300	$400	$338	$300	$654	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	300	400	338	300	654	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	96,049	19,000	37,726	20,906	56,240	14,150
Other Assets	-	-	-	-	1,198	-
TOTAL ASSETS	$96,349	$19,400	$38,064	$21,206	$58,092	$14,550

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$92	$-	$-
Insurance Payable	14	54	80	-	-	30
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	154	-
Total Liabilities	14	54	80	92	154	30
Member's Equity
Membership Contributions	96,587	19,638	38,295	21,439	56,740	14,782
Capital Contribution for Operating Expense	206	12	12	11	1,207	12
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(238)	(238)	(231)	(233)	-	(232)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(220)	(66)	(92)	(103)	(9)	(42)
Members' Equity (Deficit)	96,335	19,346	37,984	21,114	57,938	14,520
TOTAL LIABILITIES AND MEMBERS' EQUITY	$96,349	$19,400	$38,064	$21,206	$58,092	$14,550

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$500	$350	$600	$703,469
Accounts Receivable	-	-	-	214,030
Pre-paid Insurance	-	-	-	-
Pre-paid Storage	-	-	-	-
Total Current Assets	500	350	600	917,499
Other Assets
Archive assets - Deposit	-	-	-	-
Archive assets - Owned	67,566	41,051	68,850	30,795,785
Other Assets	-	-	-	22,213
TOTAL ASSETS	$68,066	$41,401	$69,450	$31,735,497

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$956,932
Insurance Payable	20	17	22	4,496
Income Taxes Payable	-	-	-	532,505
Due to the Manager or its Affiliates	-	-	292	6,287,183
Total Liabilities	20	17	314	7,781,116
Member's Equity
Membership Contributions	68,066	41,639	69,450	23,984,134
Capital Contribution for Operating Expense	289	13	16	902,033
Capital Contribution for loss at Offering close	-	-	-	25,073
Distribution to RSE Archive	-	(238)	-	-
Distribution to Series	-	-	-	(1,465)
Accumulated Surplus (Deficit)	(309)	(30)	(330)	(955,394)
Members' Equity (Deficit)	68,046	41,384	69,136	23,954,381
TOTAL LIABILITIES AND MEMBERS' EQUITY	$68,066	$41,401	$69,450	$31,735,497

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095	$1,495	$1,695
Pre-paid Insurance	958	402	129	268	1,077	199	166
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	2,408	2,002	429	1,813	2,172	1,694	1,861

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100	12,100	10,100
TOTAL ASSETS	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-	-
Members' Equity
Membership Contributions	126,600	54,100	17,100	36,600	70,740	13,800	12,000
Capital Contribution for Operating Expense	4,156	2,561	1,761	2,133	2,755	1,596	1,553
Capital Contribution for loss at Offering close	-	-	-	-	510	-	-
Distribution to RSE Archive	-	-	-	(55)	(55)	(205)	(205)
Retained Earnings / (Accumulated Deficit)	(3,348)	(2,158)	(1,632)	(1,864)	(1,677)	(1,397)	(1,387)
Members' Equity	127,408	54,502	17,229	36,813	72,272	13,794	11,961
TOTAL LIABILITIES AND MEMBERS' EQUITY	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Assets
Current Assets
Cash and Cash Equivalents	$1,250	$1,250	$1,200	$1,750	$5,300	$1,003	$6,555
Pre-paid Insurance	422	226	137	182	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,672	1,476	1,337	1,932	5,300	1,003	6,555

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	55,500	29,500	17,928	11,100	500,028	44,065	-
TOTAL ASSETS	$57,172	$30,976	$19,265	$13,032	$505,328	$45,068	$6,555

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$3,550
Insurance Payable	-	-	-	-	4,800	626	-
Income Taxes Payable	-	-	-	-	-	-	3,005
Due to the Manager or its Affiliates	-	-	28	-	-	65	-
Total Liabilities	-	-	28	-	4,800	691	6,555
Members' Equity
Membership Contributions	56,750	30,750	19,250	13,000	505,328	45,040	-
Capital Contribution for Operating Expense	2,520	2,119	1,663	1,506	3,531	1,278	3,550
Capital Contribution for loss at Offering close	-	-	-	-	-	10	-
Distribution to RSE Archive	-	-	(150)	(150)	-	-	-
Retained Earnings / (Accumulated Deficit)	(2,098)	(1,893)	(1,526)	(1,323)	(8,331)	(1,952)	(3,550)
Members' Equity	57,172	30,976	19,237	13,032	500,528	44,377	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$57,172	$30,976	$19,265	$13,032	$505,328	$45,068	$6,555

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Assets
Current Assets
Cash and Cash Equivalents	$1,250	$1,003	$1,203	$1,003	$1,003	$1,003	$1,950
Pre-paid Insurance	556	-	-	-	-	-	365
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,806	1,003	1,203	1,003	1,003	1,003	2,315

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	72,500	20,000	50,000	74,000	20,000	75,000	22,100
TOTAL ASSETS	$74,306	$21,003	$51,203	$75,003	$21,003	$76,003	$24,415

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	285	713	1,039	105	393	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	-	285	713	1,039	105	393	-
Members' Equity
Membership Contributions	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Capital Contribution for Operating Expense	2,743	1,111	1,036	1,014	993	992	1,406
Capital Contribution for loss at Offering close	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Retained Earnings / (Accumulated Deficit)	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Members' Equity	74,306	20,718	50,490	73,964	20,898	75,609	24,415
TOTAL LIABILITIES AND MEMBERS' EQUITY	$74,306	$21,003	$51,203	$75,003	$21,003	$76,003	$24,415

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Assets
Current Assets
Cash and Cash Equivalents	$400	$1,050	$1,703	$9,408	$650	$800	$1,050
Pre-paid Insurance	282	-	257	-	104	184	230
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	682	1,050	1,960	9,408	754	984	1,280

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	17,200	9,000	15,600	-	13,545	24,000	30,000
TOTAL ASSETS	$17,882	$10,050	$17,560	$9,408	$14,299	$24,984	$31,280

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	126	-	-	-	-	-
Income Taxes Payable	-	-	-	9,408	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	45	-	-
Total Liabilities	-	126	-	9,408	45	-	-
Members' Equity
Membership Contributions	17,797	9,400	17,500	-	14,150	24,745	31,050
Capital Contribution for Operating Expense	1,308	968	1,275	136	1,125	1,269	1,316
Capital Contribution for loss at Offering close	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Retained Earnings / (Accumulated Deficit)	(1,026)	(1,094)	(1,018)	(136)	(1,021)	(1,085)	(1,086)
Members' Equity	17,882	9,924	17,560	-	14,254	24,984	31,280
TOTAL LIABILITIES AND MEMBERS' EQUITY	$17,882	$10,050	$17,560	$9,408	$14,299	$24,984	$31,280

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,750	$8,851	$300	$700	$1,203	$600
Pre-paid Insurance	-	207	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,003	1,957	8,851	300	700	1,203	600

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	250,006	12,600	-	87,006	-	130,000	20,006
TOTAL ASSETS	$251,009	$14,557	$8,851	$87,306	$700	$131,203	$20,606

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	3,648	-	144	316	294	1,854	218
Income Taxes Payable	-	-	8,816	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	6	6	-	6
Total Liabilities	3,654	-	8,960	322	300	1,854	224
Members' Equity
Membership Contributions	250,538	14,500	-	87,300	27,700	131,250	20,600
Capital Contribution for Operating Expense	799	1,004	-	728	728	774	690
Capital Contribution for loss at Offering close	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Retained Earnings / (Accumulated Deficit)	(4,447)	(797)	(109)	(1,044)	(28,028)	(2,628)	(908)
Members' Equity	247,354	14,557	(109)	86,984	400	129,349	20,382
TOTAL LIABILITIES AND MEMBERS' EQUITY	$251,009	$14,557	$8,851	$87,306	$700	$131,203	$20,606

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Assets
Current Assets
Cash and Cash Equivalents	$600	$563	$213	$463	$300	$534	$700
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	600	563	213	463	300	534	700

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	36,006	27,600	11,600	37,100	7,023	68,577	25,244
TOTAL ASSETS	$36,606	$28,163	$11,813	$37,563	$7,323	$69,111	$25,944

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	392	110	47	151	21	249	178
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	-	23	77	244
Total Liabilities	398	110	47	151	44	325	422
Members' Equity
Membership Contributions	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution for Operating Expense	690	669	669	669	649	646	623
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Retained Earnings / (Accumulated Deficit)	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Members' Equity	36,208	28,053	11,767	37,413	7,279	68,786	25,522
TOTAL LIABILITIES AND MEMBERS' EQUITY	$36,606	$28,163	$11,813	$37,563	$7,323	$69,111	$25,944

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Assets
Current Assets
Cash and Cash Equivalents	$634	$334	$534	$833	$634	$269	$520
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	634	334	534	833	634	269	520

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	25,030	16,350	118,000	-	64,925	10,000	32,083
TOTAL ASSETS	$25,665	$16,684	$118,534	$833	$65,559	$10,269	$32,603

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	294	36	850	-	142	20	198
Income Taxes Payable	-	-	-	771	-	-	-
Due to the Manager or its Affiliates	30	-	-	-	925	-	83
Total Liabilities	324	36	850	771	1,067	20	281
Members' Equity
Membership Contributions	25,700	16,750	118,600	-	64,700	10,400	32,600
Capital Contribution for Operating Expense	620	583	578	-	575	560	526
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Retained Earnings / (Accumulated Deficit)	(914)	(619)	(1,428)	128	(717)	(580)	(724)
Members' Equity	25,340	16,648	117,684	61	64,492	10,249	32,322
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,665	$16,684	$118,534	$833	$65,559	$10,269	$32,603

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Assets
Current Assets
Cash and Cash Equivalents	$520	$400	$100	$520	$220	$400	$460
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	520	400	100	520	220	400	460

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	80,000	59,000	35,523	29,500	6,600	105,100	44,000
TOTAL ASSETS	$80,520	$59,400	$35,623	$30,020	$6,820	$105,500	$44,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	495	135	106	183	20	354	249
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	23	-	-	-	-
Total Liabilities	495	135	129	183	20	354	249
Members' Equity
Membership Contributions	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Capital Contribution for Operating Expense	526	509	509	503	486	486	452
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Retained Earnings / (Accumulated Deficit)	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Members' Equity	80,025	59,265	35,494	29,838	6,800	105,146	44,211
TOTAL LIABILITIES AND MEMBERS' EQUITY	$80,520	$59,400	$35,623	$30,020	$6,820	$105,500	$44,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Assets
Current Assets
Cash and Cash Equivalents	$520	$520	$600	$460	$150	$471	$460
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	520	520	600	460	150	471	460

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	25,000	33,000	27,750	39,000	98,000	100,063	140,000
TOTAL ASSETS	$25,520	$33,520	$28,350	$39,460	$98,150	$100,534	$140,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	155	204	146	221	454	317	808
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	155	204	146	221	454	317	808
Members' Equity
Membership Contributions	25,600	33,600	27,220	39,600	98,150	100,600	140,600
Capital Contribution for Operating Expense	452	452	439	432	423	399	354
Capital Contribution for loss at Offering close	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Retained Earnings / (Accumulated Deficit)	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Members' Equity	25,365	33,316	28,204	39,239	97,696	100,217	139,653
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,520	$33,520	$28,350	$39,460	$98,150	$100,534	$140,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Assets
Current Assets
Cash and Cash Equivalents	$460	$320	$430	$430	$430	$460	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	460	320	430	430	430	460	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	120,000	9,500	7,442	31,944	45,980	20,000	8,000
TOTAL ASSETS	$120,460	$9,820	$7,872	$32,374	$46,410	$20,460	$8,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	171	19	28	120	173	113	42
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	171	19	28	120	173	113	42
Members' Equity
Membership Contributions	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Capital Contribution for Operating Expense	355	355	353	353	353	353	333
Capital Contribution for loss at Offering close	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Retained Earnings / (Accumulated Deficit)	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Members' Equity	120,289	9,801	7,844	32,254	46,237	20,347	8,358
TOTAL LIABILITIES AND MEMBERS' EQUITY	$120,460	$9,820	$7,872	$32,374	$46,410	$20,460	$8,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Assets
Current Assets
Cash and Cash Equivalents	$560	$520	$520	$600	$400	$400	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	560	520	520	600	400	400	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	115,000	50,253	185,100	37,000	225,000	8,000	189,000
TOTAL ASSETS	$115,560	$50,774	$185,620	$37,600	$225,400	$8,400	$189,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	952	434	392	169	1,020	42	245
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	952	434	392	169	1,020	42	245
Members' Equity
Membership Contributions	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Capital Contribution for Operating Expense	445	412	302	300	277	277	244
Capital Contribution for loss at Offering close	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Retained Earnings / (Accumulated Deficit)	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Members' Equity	114,608	50,340	185,228	37,431	224,380	8,358	189,155
TOTAL LIABILITIES AND MEMBERS' EQUITY	$115,560	$50,774	$185,620	$37,600	$225,400	$8,400	$189,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Assets
Current Assets
Cash and Cash Equivalents	$400	$400	$430	$520	$400	$460	$320
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	400	430	520	400	460	320

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	21,000	35,000	38,236	9,300	18,000	132,000	23,500
TOTAL ASSETS	$21,400	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	73	156	144	16	21	748	47
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	73	156	144	16	21	748	47
Members' Equity
Membership Contributions	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expense	230	234	193	195	194	192	191
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Retained Earnings / (Accumulated Deficit)	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Members' Equity	21,327	35,244	38,522	9,804	18,379	131,712	23,774
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,400	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Assets
Current Assets
Cash and Cash Equivalents	$400	$460	$600	$534	$321	$4,400	$60,400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	460	600	534	321	4,400	60,400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	60,000	120,000	61,528	28,600	17,704	21,877	-
TOTAL ASSETS	$60,400	$120,460	$62,128	$29,134	$18,025	$26,277	$60,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	285	191	277	67	45	50	-
Income Taxes Payable	-	-	-	-	-	-	7,359
Due to the Manager or its Affiliates	-	-	28	-	-	4,000	53,036
Total Liabilities	285	191	304	67	45	4,050	60,395
Members' Equity
Membership Contributions	60,602	120,600	62,100	29,200	18,254	22,621	-
Capital Contribution for Operating Expense	175	151	150	151	143	127	68
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Retained Earnings / (Accumulated Deficit)	(460)	(342)	(427)	(217)	(189)	(177)	165
Members' Equity	60,115	120,269	61,823	29,068	17,980	22,227	5
TOTAL LIABILITIES AND MEMBERS' EQUITY	$60,400	$120,460	$62,128	$29,134	$18,025	$26,277	$60,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Assets
Current Assets
Cash and Cash Equivalents	$100	$300	$339	$400	$400	$339	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	100	300	339	400	400	339	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	8,800	254,457	35,184	26,000	190,000	23,261	23,100
TOTAL ASSETS	$8,900	$254,757	$35,523	$26,400	$190,400	$23,600	$23,500

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	26	971	79	76	257	52	28
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	26	971	79	76	257	52	28
Members' Equity
Membership Contributions	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Capital Contribution for Operating Expense	127	122	103	104	81	81	81
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Retained Earnings / (Accumulated Deficit)	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Members' Equity	8,874	253,786	35,444	26,324	190,143	23,548	23,472
TOTAL LIABILITIES AND MEMBERS' EQUITY	$8,900	$254,757	$35,523	$26,400	$190,400	$23,600	$23,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Assets
Current Assets
Cash and Cash Equivalents	$400	$600	$326	$420	$320	$400	$339
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	600	326	420	320	400	339

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	44,000	240,000	22,874	150,000	90,227	31,100	29,737
TOTAL ASSETS	$44,400	$240,600	$23,200	$150,420	$90,548	$31,500	$30,076

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	132	567	62	336	180	37	67
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	132	567	62	336	180	37	67
Members' Equity
Membership Contributions	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Capital Contribution for Operating Expense	81	81	58	58	58	58	58
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Retained Earnings / (Accumulated Deficit)	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Members' Equity	44,268	240,033	23,138	150,084	90,367	31,463	30,009
TOTAL LIABILITIES AND MEMBERS' EQUITY	$44,400	$240,600	$23,200	$150,420	$90,548	$31,500	$30,076

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$420	$400	$460	$805	$400	$805	$7,278	$201,881
Pre-paid Insurance	-	-	-	-	-	-	-	6,566
Pre-paid Storage	-	-	-	-	-	-	-	-
Total Current Assets	420	400	460	805	400	805	7,278	208,447

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-	300,000
Collectible Memorabilia - Owned	150,000	15,720	10,600	146,400	24,000	22,800	-	14,453,625
TOTAL ASSETS	$150,420	$16,120	$11,060	$147,205	$24,400	$23,605	$7,278	$14,962,072

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-	$5,819
Insurance Payable	260	36	17	207	70	32	-	41,535
Income Taxes Payable	-	-	-	-	-	-	7,278	36,637
Due to the Manager or its Affiliates	-	-	-	-	-	-	-	8,417,248
Total Liabilities	260	36	17	207	70	32	7,278	8,501,239
Members' Equity
Membership Contributions	150,600	16,464	11,200	147,447	24,629	23,847	-	6,503,133
Capital Contribution for Operating Expense	58	58	32	32	32	32	72	136,974
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-	9,833
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Retained Earnings / (Accumulated Deficit)	(318)	(94)	(49)	(239)	(102)	(65)	170	(189,108)
Members' Equity	150,160	16,084	11,044	146,998	24,330	23,573	-	6,460,832
TOTAL LIABILITIES AND MEMBERS' EQUITY	$150,420	$16,120	$11,060	$147,205	$24,400	$23,605	$7,278	$14,962,072

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Expenses, gains and losses
Storage	$(22)	$(24)	$(2)	$(24)	$(4)	$(9)
Transportation	-	-	-	-	-	-
Insurance	(1,192)	(619)	(158)	(454)	(239)	(152)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,007)	(1,436)	(953)	(1,271)	(1,036)	(954)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(2,007)	$(1,436)	$(953)	$(1,271)	$(1,036)	$(954)

Basic and Diluted (Loss) per Membership Interest	$(2.01)	$(0.72)	$(0.48)	$(1.27)	$(0.35)	$(4.77)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Expenses, gains and losses
Storage	$(9)	$(17)	$(1)	$(63)	$(73)	$(43)
Transportation	-	-	-	(199)	-	-
Insurance	(142)	(642)	(278)	(169)	(144)	(4,834)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(944)	(1,452)	(1,072)	(1,224)	(1,010)	(5,670)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(944)	$(1,452)	$(1,072)	$(1,224)	$(1,010)	$(5,670)

Basic and Diluted (Loss) per Membership Interest	$(4.72)	$(1.45)	$(0.54)	$(1.22)	$(0.51)	$(0.57)
Weighted Average Membership Interests	200	1,000	2,000	1,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Expenses, gains and losses
Storage	$(24)	$-	$-	$-	$(13)	$(46)
Transportation	-	-	(31)	-	-	-
Insurance	(539)	-	(340)	(313)	(595)	(821)
Bookkeeping and Accounting Fees	(793)	-	(590)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	37,500	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,356)	-	36,539	(1,106)	(1,401)	(1,660)
Provision for Income Taxes	-	-	(7,264)	-	-	-
Net Income / (Loss)	$(1,356)	$-	$29,275	$(1,106)	$(1,401)	$(1,660)

Basic and Diluted (Loss) per Membership Interest	$(1.36)	$-	$29.27	$(0.55)	$(0.70)	$(0.83)
Weighted Average Membership Interests	1,000	2,000	1,000	2,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Expenses, gains and losses
Storage	$(8)	$(9)	$(9)	$(9)	$(24)	$(8)
Transportation	-	-	-	-	-	-
Insurance	(160)	(257)	(163)	(154)	(231)	(152)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(961)	(1,059)	(965)	(956)	(1,048)	(953)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(961)	$(1,059)	$(965)	$(956)	$(1,048)	$(953)

Basic and Diluted (Loss) per Membership Interest	$(0.96)	$(1.06)	$(1.93)	$(0.96)	$(0.10)	$(1.91)
Weighted Average Membership Interests	1,000	1,000	500	1,000	10,000	500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Expenses, gains and losses
Storage	$-	$(24)	$(1)	$(24)	$(41)	$(9)
Transportation	-	-	-	-	-	-
Insurance	-	(252)	(226)	(407)	(2,479)	(146)
Bookkeeping and Accounting Fees	-	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	-	(1,069)	(1,020)	(1,224)	(3,313)	(948)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$-	$(1,069)	$(1,020)	$(1,224)	$(3,313)	$(948)

Basic and Diluted (Loss) per Membership Interest	$-	$(2.14)	$(0.51)	$(1.22)	$(1.10)	$(4.74)
Weighted Average Membership Interests	2,000	500	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Expenses, gains and losses
Storage	$-	$(4)	$(101)	$(56)	$(24)	$(25)
Transportation	-	-	(129)	(124)	-	-
Insurance	-	(168)	(379)	(1,349)	(313)	(463)
Bookkeeping and Accounting Fees	-	(622)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	28,994	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	-	28,200	(1,402)	(2,322)	(1,130)	(1,281)
Provision for Income Taxes	-	(5,753)	-	-	-	-
Net Income / (Loss)	$-	$22,447	$(1,402)	$(2,322)	$(1,130)	$(1,281)

Basic and Diluted (Loss) per Membership Interest	$-	$11.22	$(0.70)	$(1.16)	$(1.13)	$(1.28)
Weighted Average Membership Interests	1,000	2,000	2,000	2,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Expenses, gains and losses
Storage	$(8)	$(8)	$(8)	$(8)	$(50)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(173)	(145)	(190)	(137)	(246)	(360)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(974)	(946)	(991)	(938)	(1,089)	(1,165)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(974)	$(946)	$(991)	$(938)	$(1,089)	$(1,165)

Basic and Diluted (Loss) per Membership Interest	$(0.97)	$(1.89)	$(0.99)	$(0.11)	$(1.09)	$(1.17)
Weighted Average Membership Interests	1,000	500	1,000	8,500	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Expenses, gains and losses
Storage	$(2)	$(9)	$(68)	$-	$(8)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(254)	(153)	(1,551)	-	(238)	(142)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	-	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,049)	(955)	(2,412)	-	(1,039)	(947)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,049)	$(955)	$(2,412)	$-	$(1,039)	$(947)

Basic and Diluted (Loss) per Membership Interest	$(1.05)	$(0.48)	$(0.48)	$-	$(0.26)	$(0.08)
Weighted Average Membership Interests	1,000	2,000	5,000	10,000	4,000	12,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Expenses, gains and losses
Storage	$(24)	$(24)	$(5)	$(9)	$(25)	$(8)
Transportation	-	-	-	-	-	-
Insurance	(426)	(878)	(45)	(187)	(402)	(136)
Bookkeeping and Accounting Fees	(793)	(793)	(520)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	41,000	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,243)	(1,695)	40,430	(989)	(1,220)	(937)
Provision for Income Taxes	-	-	(8,405)	-	-	-
Net Income / (Loss)	$(1,243)	$(1,695)	$32,025	$(989)	$(1,220)	$(937)

Basic and Diluted (Loss) per Membership Interest	$(0.62)	$(0.85)	$32.03	$(0.99)	$(0.61)	$(0.12)
Weighted Average Membership Interests	2,000	2,000	1,000	1,000	2,000	7,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Expenses, gains and losses
Storage	$(9)	$(24)	$(24)	$(24)	$(24)	$(16)
Transportation	-	-	-	-	-	-
Insurance	(310)	(539)	(360)	(435)	(386)	(492)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	(84)	(84)	(84)	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,112)	(1,440)	(1,261)	(1,336)	(1,203)	(1,301)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,112)	$(1,440)	$(1,261)	$(1,336)	$(1,203)	$(1,301)

Basic and Diluted (Loss) per Membership Interest	$(1.11)	$(0.23)	$(0.63)	$(0.67)	$(0.21)	$(1.31)
Weighted Average Membership Interests	1,000	6,250	2,000	2,000	5,600	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Expenses, gains and losses
Storage	$(24)	$(3)	$(17)	$(8)	$(32)	$-
Transportation	-	-	-	-	-	-
Insurance	(1,047)	(76)	(889)	(337)	(92)	(37)
Bookkeeping and Accounting Fees	(793)	(543)	(646)	(793)	(631)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	25,937	1,860,000	-	12,580	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,864)	25,315	1,858,448	(1,138)	11,827	(830)
Provision for Income Taxes	-	(5,216)	(390,081)	-	(2,461)	-
Net Income / (Loss)	$(1,864)	$20,099	$1,468,367	$(1,138)	$9,366	$(830)

Basic and Diluted (Loss) per Membership Interest	$(0.19)	$10.05	$489.46	$(0.38)	$0.81	$(0.83)
Weighted Average Membership Interests	10,000	2,000	3,000	3,000	11,500	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Expenses, gains and losses
Storage	$-	$-	$(22)	$(24)	$(56)	$(56)
Transportation	-	-	-	-	(124)	(124)
Insurance	(158)	(227)	(313)	(200)	(1,208)	(595)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(951)	(1,020)	(1,128)	(1,017)	(2,181)	(1,568)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(951)	$(1,020)	$(1,128)	$(1,017)	$(2,181)	$(1,568)

Basic and Diluted (Loss) per Membership Interest	$(0.95)	$(1.02)	$(0.05)	$(0.13)	$(1.09)	$(1.57)
Weighted Average Membership Interests	1,000	1,000	23,000	8,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Expenses, gains and losses
Storage	$(12)	$(43)	$(24)	$(24)	$(3)	$(24)
Transportation	-	(36)	-	-	-	-
Insurance	(452)	(65)	(2,244)	(200)	(143)	(322)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(520)	(793)
Marketing Expense	-	-	-	-	-	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	51,000	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,257)	(937)	(3,061)	(1,017)	50,334	(1,223)
Provision for Income Taxes	-	-	-	-	(10,518)	-
Net Income / (Loss)	$(1,257)	$(937)	$(3,061)	$(1,017)	$39,816	$(1,223)

Basic and Diluted (Loss) per Membership Interest	$(0.31)	$(0.47)	$(0.27)	$(0.13)	$4.98	$(0.21)
Weighted Average Membership Interests	4,000	2,000	11,250	8,000	8,000	5,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Expenses, gains and losses
Storage	$(90)	$-	$(8)	$(9)	$(24)	$(8)
Transportation	-	-	-	-	-	-
Insurance	(454)	(189)	(141)	(156)	(1,368)	(166)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,337)	(982)	(942)	(958)	(2,185)	(967)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,337)	$(982)	$(942)	$(958)	$(2,185)	$(967)

Basic and Diluted (Loss) per Membership Interest	$(0.27)	$(0.11)	$(0.08)	$(0.23)	$(0.36)	$(0.48)
Weighted Average Membership Interests	5,000	9,000	12,000	4,200	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Expenses, gains and losses
Storage	$(24)	$(4)	$(38)	$(8)	$(1)	$-
Transportation	-	-	(378)	-	-	-
Insurance	(690)	(218)	(289)	(175)	(166)	(108)
Bookkeeping and Accounting Fees	(793)	(640)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	36,000	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,507)	35,138	(1,498)	(976)	(960)	(901)
Provision for Income Taxes	-	(7,353)	-	-	-	-
Net Income / (Loss)	$(1,507)	$27,785	$(1,498)	$(976)	$(960)	$(901)

Basic and Diluted (Loss) per Membership Interest	$(0.75)	$5.34	$(0.11)	$(0.49)	$(0.48)	$(0.18)
Weighted Average Membership Interests	2,000	5,200	13,800	2,000	2,000	5,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Expenses, gains and losses
Storage	$-	$(8)	$(25)	$(25)	$(4)	$(8)
Transportation	-	-	-	-	-	-
Insurance	-	(140)	(2,479)	(455)	(369)	(461)
Bookkeeping and Accounting Fees	-	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	-	(941)	(3,297)	(1,273)	(1,166)	(1,262)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$-	$(941)	$(3,297)	$(1,273)	$(1,166)	$(1,262)

Basic and Diluted (Loss) per Membership Interest	$-	$(0.94)	$(0.33)	$(0.34)	$(0.15)	$(0.25)
Weighted Average Membership Interests	2,000	1,000	10,000	3,750	8,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Expenses, gains and losses
Storage	$(24)	$(23)	$(24)	$(62)	$(8)	$(37)
Transportation	-	-	-	-	-	-
Insurance	(343)	(165)	(539)	(2,385)	(339)	(1,537)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	(84)	-	(84)	(84)	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,244)	(981)	(1,440)	(3,324)	(1,140)	(2,367)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,244)	$(981)	$(1,440)	$(3,324)	$(1,140)	$(2,367)

Basic and Diluted (Loss) per Membership Interest	$(0.50)	$(0.49)	$(0.29)	$(0.33)	$(0.23)	$(0.13)
Weighted Average Membership Interests	2,500	2,000	5,000	10,000	5,000	18,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Expenses, gains and losses
Storage	$(24)	$(9)	$(24)	$(25)	$-	$(8)
Transportation	-	-	-	-	-	-
Insurance	(973)	(179)	(404)	(1,537)	(78)	(143)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	(84)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,874)	(981)	(1,221)	(2,355)	(871)	(944)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,874)	$(981)	$(1,221)	$(2,355)	$(871)	$(944)

Basic and Diluted (Loss) per Membership Interest	$(0.37)	$(0.49)	$(0.24)	$(0.11)	$(0.47)	$(0.94)
Weighted Average Membership Interests	5,000	2,000	5,000	21,250	1,850	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Expenses, gains and losses
Storage	$(25)	$(4)	$(160)	$-	$(21)	$(68)
Transportation	-	-	-	-	-	-
Insurance	(1,503)	(350)	(33)	-	(343)	(693)
Bookkeeping and Accounting Fees	(793)	(793)	(200)	-	(755)	(572)
Marketing Expense	(84)	-	-	-	(84)	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	39,200	-	-	75,000
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,405)	(1,147)	38,807	-	(1,203)	73,667
Provision for Income Taxes	-	-	(8,102)	-	-	(15,610)
Net Income / (Loss)	$(2,405)	$(1,147)	$30,705	$-	$(1,203)	$58,057

Basic and Diluted (Loss) per Membership Interest	$(0.15)	$(0.29)	$5.72	$-	$(0.24)	$11.61
Weighted Average Membership Interests	16,500	4,000	5,300	7,750	5,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Expenses, gains and losses
Storage	$(22)	$(8)	$-	$(24)	$22)	$-
Transportation	-	-	-	-	-	-
Insurance	(735)	(168)	(483)	(684)	(985)	(2,903)
Bookkeeping and Accounting Fees	(755)	(755)	(755)	(755)	(755)	(755)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,512)	(931)	(1,238)	(1,463)	(1,762)	(3,658)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,512)	$(931)	$(1,238)	$(1,463)	$(1,762)	$(3,658)

Basic and Diluted (Loss) per Membership Interest	$(0.17)	$(0.05)	$(0.08)	$(0.15)	$(0.18)	$(0.12)
Weighted Average Membership Interests	9,000	20,000	15,600	10,000	10,000	30,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Expenses, gains and losses
Storage	$(24)	$(21)	$(22)	$(2)	$(22)	$(22)
Transportation	-	-	-	-	-	-
Insurance	(306)	(720)	(310)	(886)	(430)	(545)
Bookkeeping and Accounting Fees	(755)	(755)	(755)	(755)	(735)	(735)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,085)	(1,496)	(1,087)	(1,643)	(1,187)	(1,302)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,085)	$(1,496)	$(1,087)	$(1,643)	$(1,187)	$(1,302)

Basic and Diluted (Loss) per Membership Interest	$(0.18)	$(0.23)	$(0.59)	$(0.16)	$(0.15)	$(0.26)
Weighted Average Membership Interests	6,000	6,500	1,850	10,000	8,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Expenses, gains and losses
Storage	$(114)	$(3)	$(8)	$(22)	$(4)	$(2)
Transportation	-	-	-	-	-	-
Insurance	(599)	(424)	(237)	(298)	(224)	(327)
Bookkeeping and Accounting Fees	(735)	(735)	(716)	(716)	(539)	(710)
Marketing Expense	(84)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	66,000	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,532)	(1,162)	(961)	(1,036)	65,233	(1,039)
Provision for Income Taxes	-	-	-	-	(13,721)	-
Net Income / (Loss)	$(1,532)	$(1,162)	$(961)	$(1,036)	$51,512	$(1,039)

Basic and Diluted (Loss) per Membership Interest	$(0.14)	$(0.17)	$(0.10)	$(0.25)	$4.79	$(0.43)
Weighted Average Membership Interests	10,800	6,900	10,000	4,200	10,750	2,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Expenses, gains and losses
Storage	$(2)	$(12)	$(1)	$(20)	$(19)	$(24)
Transportation	-	-	-	-	-	-
Insurance	(248)	(782)	(83)	(3,232)	(333)	(3,227)
Bookkeeping and Accounting Fees	(710)	(710)	(710)	(706)	(690)	(690)
Marketing Expense	-	-	-	-	(84)	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(960)	(1,504)	(794)	(3,958)	(1,126)	(4,025)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(960)	$(1,504)	$(794)	$(3,958)	$(1,126)	$(4,025)

Basic and Diluted (Loss) per Membership Interest	$(0.30)	$(0.75)	$(0.40)	$(0.13)	$(0.45)	$(0.27)
Weighted Average Membership Interests	3,150	2,000	2,000	31,500	2,500	15,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Expenses, gains and losses
Storage	$-	$(7)	$(59)	$(8)	$(7)	$(53)
Transportation	-	-	-	-	-	-
Insurance	(199)	(329)	(526)	(376)	(257)	(690)
Bookkeeping and Accounting Fees	(690)	(672)	(672)	(672)	(672)	(636)
Marketing Expense	-	-	(84)	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(889)	(1,008)	(1,341)	(1,056)	(936)	(1,379)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(889)	$(1,008)	$(1,341)	$(1,056)	$(936)	$(1,379)

Basic and Diluted (Loss) per Membership Interest	$(0.13)	$(0.21)	$(0.11)	$(0.11)	$(0.06)	$(0.08)
Weighted Average Membership Interests	6,800	4,900	12,000	10,000	15,500	17,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Expenses, gains and losses
Storage	$(2,108)	$(42)	$(21)	$(31)	$(59)	$(42)
Transportation	-	-	-	-	-	-
Insurance	(1,485)	(296)	(452)	(117)	(757)	(7,147)
Bookkeeping and Accounting Fees	(636)	(636)	(618)	(451)	(611)	(608)
Marketing Expense	-	-	-	-	(84)	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	14,967	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,229)	(974)	(1,091)	14,368	(1,511)	(7,797)
Provision for Income Taxes	-	-	-	(3,030)	-	-
Net Income / (Loss)	$(4,229)	$(974)	$(1,091)	$11,338	$(1,511)	$(7,797)

Basic and Diluted (Loss) per Membership Interest	$(0.37)	$(0.19)	$(0.11)	$2.27	$(0.15)	$(0.39)
Weighted Average Membership Interests	11,400	5,000	10,000	5,000	10,000	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Expenses, gains and losses
Storage	$-	$(55)	$(1,887)	$(18)	$(28)	$(42)
Transportation	-	(124)	-	-	-	-
Insurance	(142)	(1,480)	(180)	(478)	(770)	(2,089)
Bookkeeping and Accounting Fees	(571)	(571)	(548)	(548)	(548)	(548)
Marketing Expense	-	-	-	(84)	(84)	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(713)	(2,230)	(2,615)	(1,128)	(1,430)	(2,763)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(713)	$(2,230)	$(2,615)	$(1,128)	$(1,430)	$(2,763)

Basic and Diluted (Loss) per Membership Interest	$(0.22)	$(0.20)	$(0.44)	$(0.16)	$(0.15)	$(0.28)
Weighted Average Membership Interests	3,250	11,000	6,000	7,000	9,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Expenses, gains and losses
Storage	$(18)	$(14)	$(18)	$(18)	$(18)	$(18)
Transportation	-	-	-	-	-	-
Insurance	(553)	(545)	(225)	(2,558)	(325)	(805)
Bookkeeping and Accounting Fees	(548)	(545)	(545)	(545)	(526)	(526)
Marketing Expense	-	-	-	-	-	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,119)	(1,104)	(788)	(3,121)	(869)	(1,433)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,119)	$(1,104)	$(788)	$(3,121)	$(869)	$(1,433)

Basic and Diluted (Loss) per Membership Interest	$(0.11)	$(0.10)	$(0.08)	$(0.31)	$(0.18)	$(0.14)
Weighted Average Membership Interests	10,000	11,200	10,250	10,000	4,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Expenses, gains and losses
Storage	$(16)	$(38)	$(5)	$(20)	$-	$(16)
Transportation	-	-	-	-	-	-
Insurance	(282)	(310)	(205)	(7,161)	(97)	(563)
Bookkeeping and Accounting Fees	(477)	(353)	(477)	(477)	(477)	(477)
Marketing Expense	(84)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	21,400	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(859)	20,699	(687)	(7,658)	(574)	(1,056)
Provision for Income Taxes	-	(4,386)	-	-	-	-
Net Income / (Loss)	$(859)	$16,313	$(687)	$(7,658)	$(574)	$(1,056)

Basic and Diluted (Loss) per Membership Interest	$(0.16)	$3.75	$(0.07)	$(0.08)	$(0.29)	$(0.11)
Weighted Average Membership Interests	5,300	4,350	10,000	100,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Expenses, gains and losses
Storage	$-	$(16)	$(16)	$(2)	$(16)	$(17)
Transportation	-	-	-	-	-	-
Insurance	(2,080)	(287)	(663)	(2,805)	(601)	(187)
Bookkeeping and Accounting Fees	(477)	(477)	(470)	(470)	(470)	(470)
Marketing Expense	-	(84)	(84)	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,557)	(864)	(1,233)	(3,277)	(1,087)	(674)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(2,557)	$(864)	$(1,233)	$(3,277)	$(1,087)	$(674)

Basic and Diluted (Loss) per Membership Interest	$(0.10)	$(0.25)	$(0.18)	$(0.09)	$(0.11)	$(0.34)
Weighted Average Membership Interests	25,000	3,500	7,000	35,000	10,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Expenses, gains and losses
Storage	$(3)	$(16)	$-	$(102)	$(9)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(497)	(910)	(163)	(203)	(3,408)	(710)
Bookkeeping and Accounting Fees	(453)	(453)	(220)	(447)	(447)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	110,000	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(953)	(1,379)	109,617	(752)	(3,864)	(915)
Provision for Income Taxes	-	-	(23,070)	-	-	-
Net Income / (Loss)	$(953)	$(1,379)	$86,547	$(752)	$(3,864)	$(915)

Basic and Diluted (Loss) per Membership Interest	$(0.09)	$(0.14)	$7.21	$(0.15)	$(0.21)	$(0.04)
Weighted Average Membership Interests	11,000	10,000	12,000	5,000	18,750	20,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Expenses, gains and losses
Storage	$(16)	$-	$(13)	$(12)	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(608)	(58)	(1,010)	(361)	(718)	(429)
Bookkeeping and Accounting Fees	(193)	(193)	(193)	(193)	(193)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(817)	(251)	(1,216)	(566)	(911)	(622)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(817)	$(251)	$(1,216)	$(566)	$(911)	$(622)

Basic and Diluted (Loss) per Membership Interest	$(0.08)	$(0.13)	$(0.14)	$(0.06)	$(0.05)	$(0.06)
Weighted Average Membership Interests	10,000	2,000	9,000	10,000	17,500	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Expenses, gains and losses
Storage	$(4)	$(88)	$(13)	$(2)	$(5)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(88)	(3,785)	(91)	(182)	(81)	(403)
Bookkeeping and Accounting Fees	(193)	(193)	(193)	(193)	(193)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(285)	(4,066)	(297)	(377)	(279)	(608)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(285)	$(4,066)	$(297)	$(377)	$(279)	$(608)

Basic and Diluted (Loss) per Membership Interest	$(0.07)	$(0.12)	$(0.12)	$(0.13)	$(0.14)	$(0.06)
Weighted Average Membership Interests	4,000	33,000	2,500	3,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Expenses, gains and losses
Storage	$(4)	$(12)	$(48)	$(24)	$-	$(28)
Transportation	-	-	-	-	-	-
Insurance	(606)	(353)	(3,318)	(323)	(205)	(221)
Bookkeeping and Accounting Fees	(193)	(193)	(193)	(193)	(193)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(803)	(558)	(3,559)	(540)	(398)	(442)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(803)	$(558)	$(3,559)	$(540)	$(398)	$(442)

Basic and Diluted (Loss) per Membership Interest	$(0.03)	$(0.14)	$(0.09)	$(0.05)	$(0.07)	$(0.09)
Weighted Average Membership Interests	30,000	4,000	41,500	10,000	6,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Expenses, gains and losses
Storage	$(5)	$(9)	$-	$(42)	$(13)	$(9)
Transportation	-	-	-	-	-	-
Insurance	(79)	(189)	(1,636)	(1,497)	(4,338)	(191)
Bookkeeping and Accounting Fees	(193)	(193)	(178)	(178)	(178)	(178)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(277)	(391)	(1,814)	(1,717)	(4,529)	(378)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(277)	$(391)	$(1,814)	$(1,717)	$(4,529)	$(378)

Basic and Diluted (Loss) per Membership Interest	$(0.14)	$(0.07)	$(0.08)	$(0.05)	$(0.20)	$(0.08)
Weighted Average Membership Interests	2,000	6,000	23,500	33,000	22,500	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Expenses, gains and losses
Storage	$(12)	$(12)	$(12)	$(91)	$(16)	$(4)
Transportation	-	-	-	-	-	-
Insurance	(1,592)	(3,925)	(175)	(1,032)	(497)	(156)
Bookkeeping and Accounting Fees	(162)	(162)	(162)	(118)	(162)	(162)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	58,701	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,766)	(4,099)	(349)	57,460	(675)	(322)
Provision for Income Taxes	-	-	-	(12,129)	-	-
Net Income / (Loss)	$(1,766)	$(4,099)	$(349)	$45,331	$(675)	$(322)

Basic and Diluted (Loss) per Membership Interest	$(0.16)	$(0.20)	$(0.03)	$2.52	$(0.07)	$(0.04)
Weighted Average Membership Interests	11,250	21,000	10,000	18,000	10,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Expenses, gains and losses
Storage	$(3)	$-	$(64)	$(89)	$(3)	$(13)
Transportation	-	-	-	-	-	-
Insurance	(81)	(376)	(145)	(176)	(76)	(2,209)
Bookkeeping and Accounting Fees	(162)	(162)	(162)	(162)	(156)	(156)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(246)	(538)	(371)	(427)	(235)	(2,378)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(246)	$(538)	$(371)	$(427)	$(235)	$(2,378)

Basic and Diluted (Loss) per Membership Interest	$(0.07)	$(0.05)	$(0.37)	$(0.09)	$(0.03)	$(0.12)
Weighted Average Membership Interests	3,625	10,000	1,000	5,000	7,500	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Expenses, gains and losses
Storage	$(10)	$(4)	$-	$(23)	$(37)	$(3)
Transportation	-	-	-	-	-	-
Insurance	(874)	(210)	(287)	(147)	(752)	(137)
Bookkeeping and Accounting Fees	(148)	(148)	(148)	(148)	(148)	(148)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,032)	(362)	(435)	(318)	(937)	(288)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,032)	$(362)	$(435)	$(318)	$(937)	$(288)

Basic and Diluted (Loss) per Membership Interest	$(0.10)	$(0.07)	$(0.17)	$(0.13)	$(0.09)	$(0.06)
Weighted Average Membership Interests	10,000	5,000	2,500	2,500	10,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Expenses, gains and losses
Storage	$(10)	$(66)	$-	$(9)	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(130)	(127)	(457)	(674)	(339)	(348)
Bookkeeping and Accounting Fees	(148)	(148)	(146)	(131)	(131)	(131)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(288)	(341)	(603)	(814)	(470)	(479)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(288)	$(341)	$(603)	$(814)	$(470)	$(479)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.17)	$(0.06)	$(0.16)	$(0.09)	$(0.05)
Weighted Average Membership Interests	15,000	2,000	10,000	5,000	5,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Expenses, gains and losses
Storage	$(3)	$-	$(65)	$-	$(4)	$-
Transportation	-	-	-	-	-	-
Insurance	(93)	(156)	(230)	(131)	(90)	(802)
Bookkeeping and Accounting Fees	(131)	(123)	(123)	(123)	(116)	(110)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(227)	(279)	(418)	(254)	(210)	(912)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(227)	$(279)	$(418)	$(254)	$(210)	$(912)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.06)	$(0.08)	$(0.25)	$(0.03)	$(0.11)
Weighted Average Membership Interests	10,000	4,300	5,000	1,000	8,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Expenses, gains and losses
Storage	$-	$-	$-	$(89)	$(31)	$-
Transportation	-	-	-	-	-	-
Insurance	(1,266)	(78)	(1,493)	(129)	(72)	-
Bookkeeping and Accounting Fees	(91)	(91)	(84)	(84)	(84)	(85)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,357)	(169)	(1,576)	(301)	(186)	(85)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,357)	$(169)	$(1,576)	$(301)	$(186)	$(85)

Basic and Diluted (Loss) per Membership Interest	$(0.08)	$(0.01)	$(0.05)	$(0.15)	$(0.03)	$(0.01)
Weighted Average Membership Interests	17,500	13,000	32,500	2,000	6,000	7,200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Expenses, gains and losses
Storage	$-	$(29)	$(100)	$-	$(13)	$-
Transportation	-	-	-	-	-	-
Insurance	(187)	(71)	(112)	-	(6,985)	-
Bookkeeping and Accounting Fees	(79)	(79)	(79)	(79)	(70)	(70)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(266)	(179)	(291)	(79)	(7,068)	(70)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(266)	$(179)	$(291)	$(79)	$(7,068)	$(70)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.09)	$(0.12)	$(0.00)	$(0.17)	$(0.00)
Weighted Average Membership Interests	12,000	2,000	2,500	16,500	42,500	60,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Expenses, gains and losses
Storage	$(2)	$(3)	$-	$(1)	$(10)	$-
Transportation	-	-	-	-	-	-
Insurance	(26)	(225)	(1,501)	(183)	(217)	(560)
Bookkeeping and Accounting Fees	(70)	(64)	(64)	(64)	(64)	(64)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(98)	(292)	(1,565)	(248)	(291)	(624)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(98)	$(292)	$(1,565)	$(248)	$(291)	$(624)

Basic and Diluted (Loss) per Membership Interest	$(0.05)	$(0.06)	$(0.06)	$(0.02)	$(0.03)	$(0.05)
Weighted Average Membership Interests	2,000	5,000	27,000	10,000	10,000	12,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Expenses, gains and losses
Storage	$-	$(2)	$-	$-	$(1)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(314)	(179)	(140)	-	(180)	(259)
Bookkeeping and Accounting Fees	(64)	(56)	(56)	(56)	(56)	(50)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(378)	(237)	(196)	(56)	(237)	(321)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(378)	$(237)	$(196)	$(56)	$(237)	$(321)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.03)	$(0.10)	$(0.00)	$(0.02)	$(0.32)
Weighted Average Membership Interests	10,000	8,000	2,000	15,000	10,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Expenses, gains and losses
Storage	$(1)	$(2)	$(1)	$-	$-	$(16)
Transportation	-	-	-	-	-	-
Insurance	(63)	(34)	(361)	-	-	(22)
Bookkeeping and Accounting Fees	(50)	(50)	(50)	(49)	(44)	(44)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	(20)	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(114)	(106)	(412)	(49)	(44)	(82)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(114)	$(106)	$(412)	$(49)	$(44)	$(82)

Basic and Diluted (Loss) per Membership Interest	$(0.06)	$(0.01)	$(0.02)	$(0.00)	$(0.00)	$(0.04)
Weighted Average Membership Interests	2,000	10,000	22,800	19,000	10,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Expenses, gains and losses
Storage	$(2)	$(4)	$-	$-	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(3,009)	(2,403)	(13)	-	(182)	(35)
Bookkeeping and Accounting Fees	(33)	(29)	(29)	(22)	(22)	(16)
Marketing Expense	-	-	(540)	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(3,044)	(2,436)	(582)	(22)	(204)	(51)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(3,044)	$(2,436)	$(582)	$(22)	$(204)	$(51)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.15)	$(0.58)	$(0.00)	$(0.02)	$(0.01)
Weighted Average Membership Interests	80,000	16,500	1,000	39,000	10,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Expenses, gains and losses
Storage	$-	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(285)	(241)	(353)	(30)	(62)	(193)
Bookkeeping and Accounting Fees	(16)	(16)	(16)	(16)	(16)	(16)
Marketing Expense	-	-	-	-	(540)	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(301)	(257)	(369)	(46)	(618)	(209)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(301)	$(257)	$(369)	$(46)	$(618)	$(209)

Basic and Diluted (Loss) per Membership Interest	$(0.03)	$(0.03)	$(0.03)	$(0.00)	$(0.05)	$(0.02)
Weighted Average Membership Interests	10,000	9,125	11,500	10,000	13,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Expenses, gains and losses
Storage	$-	$-	$-	$(91)	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(211)	(57)	(83)	(3)	-	(33)
Bookkeeping and Accounting Fees	(9)	(9)	(9)	(9)	(9)	(9)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(220)	(66)	(92)	(103)	(9)	(42)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(220)	$(66)	$(92)	$(103)	$(9)	$(42)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.03)	$(0.02)	$(0.02)	$(0.00)	$(0.02)
Weighted Average Membership Interests	10,000	2,000	5,000	6,000	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Consolidated
Expenses, gains and losses
Storage	$-	$-	$-	$(60,793)
Transportation	-	-	-	(2,683)
Insurance	(300)	(21)	(29)	(219,900)
Bookkeeping and Accounting Fees	(9)	(9)	(9)	(133,759)
Marketing Expense	-	-	(292)	(60,330)
Banking Fees	-	-	-	(695)
Gain on Sale	-	-	-	2,593,771
Loss on Sale	-	-	-	(4,305)
Loss on Impairment	-	-	-	(402,420)
Income / (Loss) Before Income Taxes	(309)	(30)	(330)	1,708,886
Provision for Income Taxes	-	-	-	(517,097)
Net Income / (Loss)	$(309)	$(30)	$(330)	$1,191,789

Basic and Diluted (Loss) per Membership Interest	$(0.03)	$(0.01)	$(0.03)
Weighted Average Membership Interests	10,000	5,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Expenses, gains and losses
Storage	$-	$(10)	$-	$-	$(1)	$(3)	$(3)
Transportation	-	-	-	-	-	-	-
Insurance	(1,542)	(647)	(208)	(432)	(280)	(52)	(43)
Bookkeeping and Accounting Fees	(1,200)	(1,200)	(1,200)	(1,200)	(1,200)	(1,200)	(1,200)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)	(1,246)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(2,742)	$(1,857)	$(1,408)	$(1,632)	$(1,481)	$(1,255)	$(1,246)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.74)	$(0.93)	$(0.70)	$(1.63)	$(0.49)	$(6.27)	$(6.23)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000	200	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Expenses, gains and losses
Storage	$(5)	$-	$-	$(3)	$-	$(10)	$(1)
Transportation	-	-	-	-	-	(65)	-
Insurance	678)	(364)	(221)	(47)	(6,166)	(543)	(41)
Bookkeeping and Accounting Fees	(1,200)	(1,200)	(1,200)	(1,200)	(1,200)	(1,200)	(121)
Marketing Expense	-	-	-	-	-	(47)	(47)
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	8,950
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)	(1,865)	8,741
Provision for Income Taxes	-	-	-	-	-	-	(3,005)
Net Income / (Loss)	$(1,883)	$(1,564)	$(1,421)	$(1,251)	$(7,366)	$(1,865)	$5,735

Basic and Diluted Income / (Loss) per Membership Interest	$(1.88)	$(0.78)	$(1.42)	$(0.63)	$(0.74)	$(1.86)	$2.87
Weighted Average Membership Interests	1,000	2,000	1,000	2,000	10,000	1,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Expenses, gains and losses
Storage	$-	$(1)	$(1)	$-	$(3)	$(1)	$(3)
Transportation	-	-	-	-	-	-	-
Insurance	(993)	(285)	(713)	(1,039)	(105)	(393)	(67)
Bookkeeping and Accounting Fees	(1,194)	(1,110)	(1,034)	(1,014)	(990)	(990)	(971)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(2,187)	$(1,395)	$(1,749)	$(2,052)	$(1,098)	$(1,385)	$(1,041)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.19)	$(0.70)	$(0.87)	$(1.03)	$(1.10)	$(1.38)	$(2.08)
Weighted Average Membership Interests	1,000	2,000	2,000	2,000	1,000	1,000	500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Expenses, gains and losses
Storage	$(3)	$-	$(3)	$-	$(7)	$-	$(4)
Transportation	-	-	-	-	-	-	-
Insurance	(52)	(126)	(47)	(209)	(118)	(205)	(243)
Bookkeeping and Accounting Fees	(971)	(968)	(968)	(165)	(897)	(880)	(840)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	44,935	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,026)	(1,094)	(1,018)	44,562	(1,021)	(1,085)	(1,086)
Provision for Income Taxes	-	-	-	(9,408)	-	-	-
Net Income / (Loss)	$(1,026)	$(1,094)	$(1,018)	$35,154	$(1,021)	$(1,085)	$(1,086)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.03)	$(0.11)	$(2.04)	$17.58	$(2.04)	$(0.54)	$(1.09)
Weighted Average Membership Interests	1,000	10,000	500	2,000	500	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Expenses, gains and losses
Storage	$(5)	$(2)	$-	$(2)	$(2)	$(58)	$-
Transportation	-	-	-	-	-	-	-
Insurance	(3,648)	(27)	(144)	(316)	(294)	(1,854)	(218)
Bookkeeping and Accounting Fees	(794)	(768)	(61)	(726)	(726)	(716)	(690)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	41,948	-	-	-	-
(Loss) on Impairment	-	-	-	-	(27,006)	-	-
Income / (Loss) Before Income Taxes	(4,447)	(797)	41,743	(1,044)	(28,028)	(2,628)	(908)
Provision for Income Taxes	-	-	(8,816)	-	-	-	-
Net Income / (Loss)	$(4,447)	$(797)	$32,927	$(1,044)	$(28,028)	$(2,628)	$(908)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.48)	$(3.98)	$32.93	$(0.52)	$(14.01)	$(1.31)	$(0.91)
Weighted Average Membership Interests	3,000	200	1,000	2,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Expenses, gains and losses
Storage	$-	$(2)	$(2)	$(2)	$(2)	$(2)	$(3)
Transportation	-	-	-	-	-	-	-
Insurance	(392)	(110)	(47)	(151)	(21)	(249)	(178)
Bookkeeping and Accounting Fees	(690)	(667)	(667)	(667)	(647)	(643)	(620)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,082)	$(779)	$(715)	$(819)	$(670)	$(894)	$(802)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.08)	$(0.78)	$(1.43)	$(0.82)	$(0.08)	$(0.89)	$(0.80)
Weighted Average Membership Interests	1,000	1,000	500	1,000	8,500	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Expenses, gains and losses
Storage	$-	$(2)	$-	$-	$(1)	$(2)	$(6)
Transportation	-	-	-	-	-	-	-
Insurance	(294)	(36)	(850)	(68)	(142)	(20)	(198)
Bookkeeping and Accounting Fees	(620)	(581)	(578)	(297)	(574)	(558)	(519)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	3,800	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(914)	(619)	(1,428)	3,434	(717)	(580)	(724)
Provision for Income Taxes	-	-	-	(771)	-	-	-
Net Income / (Loss)	$(914)	$(619)	$(1,428)	$2,663	$(717)	$(580)	$(724)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.91)	$(0.31)	$(0.29)	$0.27	$(0.18)	$(0.05)	$(0.36)
Weighted Average Membership Interests	1,000	2,000	5,000	10,000	4,000	12,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Expenses, gains and losses
Storage	$(6)	$(2)	$(2)	$-	$(2)	$(2)	$-
Transportation	-	-	-	-	-	-	-
Insurance	(495)	(135)	(106)	(183)	(20)	(354)	(249)
Bookkeeping and Accounting Fees	(519)	(506)	(506)	(503)	(484)	(484)	(452)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,021)	$(643)	$(614)	$(686)	$(506)	$(840)	$(701)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.51)	$(0.64)	$(0.61)	$(0.34)	$(0.07)	$(0.84)	$(0.11)
Weighted Average Membership Interests	2,000	1,000	1,000	2,000	7,500	1,000	6,250

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Expenses, gains and losses
Storage	$-	$-	$(13)	$(6)	$(1)	$(2)	$(1)
Transportation	-	-	-	-	-	-	-
Insurance	(155)	(204)	(146)	(221)	(454)	(317)	(808)
Bookkeeping and Accounting Fees	(452)	(452)	(426)	(426)	(423)	(397)	(353)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(606)	$(656)	$(585)	$(653)	$(877)	$(716)	$(1,162)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.30)	$(0.33)	$(0.10)	$(0.65)	$(0.09)	$(0.36)	$(0.39)
Weighted Average Membership Interests	2,000	2,000	5,600	1,000	10,000	2,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Expenses, gains and losses
Storage	$(2)	$(2)	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	(171)	(19)	(28)	(120)	(173)	(113)	(42)
Bookkeeping and Accounting Fees	(353)	(353)	(353)	(353)	(353)	(353)	(333)
Marketing Expense	-	-	(170)	(170)	(170)	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(526)	$(374)	$(551)	$(643)	$(696)	$(467)	$(375)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.18)	$(0.03)	$(0.55)	$(0.64)	$(0.70)	$(0.02)	$(0.05)
Weighted Average Membership Interests	3,000	11,500	1,000	1,000	1,000	23,000	8,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Expenses, gains and losses
Storage	$(112)	$(112)	$(2)	$-	$-	$-	$(4)
Transportation	-	-	-	-	-	-	-
Insurance	(952)	(434)	(392)	(169)	(1,020)	(42)	(245)
Bookkeeping and Accounting Fees	(333)	(300)	(300)	(300)	(277)	(277)	(240)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,397)	$(846)	$(694)	$(469)	$(1,297)	$(319)	$(488)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.70)	$(0.85)	$(0.17)	$(0.23)	$(0.12)	$(0.04)	$(0.06)
Weighted Average Membership Interests	2,000	1,000	4,000	2,000	11,250	8,000	8,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Expenses, gains and losses
Storage	$-	$(4)	$-	$(1)	$(1)	$(2)	$(1)
Transportation	-	-	-	-	-	-	-
Insurance	(73)	(156)	(144)	(16)	(21)	(748)	(47)
Bookkeeping and Accounting Fees	(230)	(230)	(193)	(193)	(193)	(190)	(190)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(303)	$(390)	$(337)	$(211)	$(215)	$(940)	$(237)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.05)	$(0.08)	$(0.04)	$(0.02)	$(0.05)	$(0.16)	$(0.12)
Weighted Average Membership Interests	5,750	5,000	9,000	12,000	4,200	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Expenses, gains and losses
Storage	$(2)	$(1)	$-	$(1)	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	(285)	(191)	(277)	(67)	(45)	(50)	(68)
Bookkeeping and Accounting Fees	(173)	(150)	(150)	(150)	(143)	(127)	(127)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	35,000
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(460)	(342)	(427)	(217)	(189)	(177)	34,806
Provision for Income Taxes	-	-	-	-	-	-	(7,359)
Net Income / (Loss)	$(460)	$(342)	$(427)	$(217)	$(189)	$(177)	$27,446

Basic and Diluted Income / (Loss) per Membership Interest	$(0.23)	$(0.07)	$(0.03)	$(0.11)	$(0.09)	$(0.03)	$13.72
Weighted Average Membership Interests	2,000	5,200	13,800	2,000	2,000	5,100	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Expenses, gains and losses
Storage	$(1)	$(2)	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	(26)	(971)	(79)	(76)	(257)	(52)	(28)
Bookkeeping and Accounting Fees	(127)	(120)	(103)	(103)	(81)	(81)	(81)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(154)	$(1,092)	$(182)	$(179)	$(338)	$(133)	$(109)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.15)	$(0.11)	$(0.05)	$(0.02)	$(0.07)	$(0.05)	$(0.05)
Weighted Average Membership Interests	1,000	10,000	3,750	8,000	5,000	2,500	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Expenses, gains and losses
Storage	$-	$-	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	(132)	(567)	(62)	(336)	(180)	(37)	(67)
Bookkeeping and Accounting Fees	(81)	(81)	(58)	(58)	(58)	(58)	(58)
Marketing Expense	-	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-	-
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(212)	$(648)	$(120)	$(394)	$(239)	$(95)	$(125)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.04)	$(0.06)	$(0.02)	$(0.02)	$(0.05)	$(0.05)	$(0.02)
Weighted Average Membership Interests	5,000	10,000	5,000	18,000	5,000	2,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Expenses, gains and losses
Storage	$-	$-	$-	$-	$-	$-	$-	$(18,426)
Transportation	-	-	-	-	-	-	-	(402)
Insurance	(260)	(36)	(17)	(207)	(70)	(32)	(72)	(53,368)
Bookkeeping and Accounting Fees	(58)	(58)	(32)	(32)	(32)	(32)	(10)	(56,223)
Marketing Expense	-	-	-	-	-	-	-	(18,895)
Banking Fees	-	-	-	-	-	-	-	(500)
Gain / (Loss) on Sale	-	-	-	-	-	-	34,500	169,133
(Loss) on Impairment	-	-	-	-	-	-	-	(31,406)
Income / (Loss) Before Income Taxes	(318)	(94)	(49)	(239)	(102)	(65)	34,418	(10,087)
Provision for Income Taxes	-	-	-	-	-	-	(7,278)	(36,637)
Net Income / (Loss)	$(318)	$(94)	$(49)	$(239)	$(102)	$(65)	$27,140	$(46,724)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.01)	$(0.05)	$(0.05)	$(0.01)	$(0.03)	$(0.01)	$3.50
Weighted Average Membership Interests	21,250	1,850	1,000	16,500	4,000	5,300	7,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Balance January 1, 2020	$126,213	$54,002	$17,055	$36,466	$71,130	$13,583
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	3,937	2,358	1,581	1,979	2,624	1,466
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Net loss / (Loss)	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)
Balance December 31, 2020	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,049	1,034	824	1,003	1,424	755
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	(1,465)	-
Net loss / (Loss)	(2,007)	(1,436)	(953)	(1,271)	(1,036)	(954)
Balance December 31, 2021	$126,450	$54,100	$17,100	$36,545	$71,195	$13,595

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Balance January 1, 2020	$11,785	$56,647	$30,531	$19,066	$12,839	$504,379
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,422	2,408	2,009	1,592	1,444	3,515
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Net loss / (Loss)	(1,246)	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)
Balance December 31, 2020	$11,961	$57,172	$30,976	$19,237	$13,032	$500,528
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	778	1,021	846	1,078	828	10,428
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(944)	(1,452)	(1,072)	(1,224)	(1,010)	(5,670)
Balance December 31, 2021	$11,795	$56,741	$30,750	$19,091	$12,850	$505,286

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Balance January 1, 2020	$44,968	$29,049	$-	$-	$-	$-
Distribution	-	(38,595)	-	-	-	-
Membership Contributions	-	-	73,688	21,050	51,250	75,050
Capital Contribution	1,273	3,811	2,743	1,111	1,036	1,014
Capital Contribution for loss at Offering close	-	-	63	-	-	-
Distribution to RSE Archive	-	-	-	(47)	(47)	(47)
Net loss / (Loss)	(1,865)	5,735	(2,187)	(1,395)	(1,749)	(2,052)
Balance December 31, 2020	$44,377	$-	$74,306	$20,718	$50,490	$73,964
Distribution	-	-	(103,970)	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,982	-	405	1,391	2,114	2,690
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,356)	-	29,275	(1,106)	(1,401)	(1,660)
Balance December 31, 2021	$45,003	$-	$16	$21,003	$51,203	$74,994

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	21,050	76,050	24,050	17,797	9,400	17,500
Capital Contribution	993	992	1,406	1,308	968	1,275
Capital Contribution for loss at Offering close	-	-	-	-	650	-
Distribution to RSE Archive	(47)	(47)	-	(197)	-	(197)
Net loss / (Loss)	(1,098)	(1,385)	(1,041)	(1,026)	(1,094)	(1,018)
Balance December 31, 2020	$20,898	$75,609	$24,415	$17,882	$9,924	$17,560
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,066	1,453	600	674	1,174	696
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(961)	(1,059)	(965)	(956)	(1,048)	(953)
Balance December 31, 2021	$21,003	$76,003	$24,050	$17,600	$10,050	$17,303

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	(157,328)	-	-	-	-	-
Membership Contributions	121,600	14,150	24,745	31,050	250,538	14,500
Capital Contribution	574	1,125	1,269	1,316	799	1,004
Capital Contribution for loss at Offering close	-	-	55	-	513	-
Distribution to RSE Archive	-	-	-	-	(47)	(150)
Net loss / (Loss)	35,154	(1,021)	(1,085)	(1,086)	(4,447)	(797)
Balance December 31, 2020	$-	$14,254	$24,984	$31,280	$247,354	$14,557
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	965	836	994	6,958	741
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	-	(1,069)	(1,020)	(1,224)	(3,313)	(948)
Balance December 31, 2021	$-	$14,150	$24,800	$31,050	$250,999	$14,350

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	(71,649)	-	-	-	-	-
Membership Contributions	38,500	87,300	27,700	131,250	20,600	36,600
Capital Contribution	113	728	728	774	690	690
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-	-
Net loss / (Loss)	32,927	(1,044)	(28,028)	(2,628)	(908)	(1,082)
Balance December 31, 2020	$(109)	$86,984	$400	$129,349	$20,382	$36,208
Distribution	-	(110,520)	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	109	1,110	1,650	4,176	1,348	1,673
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	-	22,447	(1,402)	(2,322)	(1,130)	(1,281)
Balance December 31, 2021	$-	$21	$648	$131,203	$20,600	$36,600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution	669	669	669	649	646	623
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(37)	(37)	(37)	-	(66)	-
Net loss / (Loss)	(779)	(715)	(819)	(670)	(894)	(802)
Balance December 31, 2020	$28,053	$11,767	$37,413	$7,279	$68,786	$25,522
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,085	993	1,142	959	1,296	1,344
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(974)	(946)	(991)	(938)	(1,089)	(1,165)
Balance December 31, 2021	$28,163	$11,813	$37,563	$7,300	$68,992	$25,700

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	(12,300)	-	-
Membership Contributions	25,700	16,750	118,600	9,398	64,700	10,400
Capital Contribution	620	583	578	366	575	560
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)
Net loss / (Loss)	(914)	(619)	(1,428)	2,663	(717)	(580)
Balance December 31, 2020	$25,340	$16,648	$117,684	$61	$64,492	$10,249
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,343	991	3,216	-	1,181	963
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,049)	(955)	(2,412)	-	(1,039)	(947)
Balance December 31, 2021	$25,634	$16,684	$118,488	$61	$64,634	$10,265

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	32,600	80,600	60,130	35,666	30,100	6,900
Capital Contribution	526	526	509	509	503	486
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(80)	(730)	(66)	(80)	(80)
Net loss / (Loss)	(724)	(1,021)	(643)	(614)	(686)	(506)
Balance December 31, 2020	$32,322	$80,025	$59,265	$35,494	$29,838	$6,800
Distribution	-	-	(91,990)	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,441	2,191	705	1,095	1,402	958
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,243)	(1,695)	32,025	(989)	(1,220)	(937)
Balance December 31, 2021	$32,520	$80,520	$5	$35,600	$30,020	$6,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	105,705	44,600	25,600	33,600	27,220	39,600
Capital Contribution	486	452	452	452	439	432
Capital Contribution for loss at Offering close	-	-	-	-	1,130	-
Distribution to RSE Archive	(205)	(140)	(80)	(80)	-	(140)
Net loss / (Loss)	(840)	(701)	(606)	(656)	(585)	(653)
Balance December 31, 2020	$105,146	$44,211	$25,365	$33,316	$28,204	$39,239
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,466	1,606	1,332	1,456	1,349	1,522
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,112)	(1,440)	(1,261)	(1,336)	(1,203)	(1,301)
Balance December 31, 2021	$105,500	$44,377	$25,436	$33,436	$28,350	$39,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	98,150	100,600	140,600	120,600	9,900	8,042
Capital Contribution	423	399	354	355	355	353
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	(66)	(140)	(140)	(80)	-
Net loss / (Loss)	(877)	(716)	(1,162)	(526)	(374)	(551)
Balance December 31, 2020	$97,696	$100,217	$139,653	$120,289	$9,801	$7,844
Distribution	-	(121,220)	(1,610,400)	-	(19,895)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,318	939	2,359	1,309	772	858
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,864)	20,099	1,468,367	(1,138)	9,366	(830)
Balance December 31, 2021	$98,150	$35	$(21)	$120,460	$44	$7,872

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	32,544	46,580	20,600	7,420	115,700	50,853
Capital Contribution	353	353	353	333	445	412
Capital Contribution for loss at Offering close	-	-	-	1,182	-	-
Distribution to RSE Archive	-	-	(140)	(202)	(140)	(80)
Net loss / (Loss)	(643)	(696)	(467)	(375)	(1,397)	(846)
Balance December 31, 2020	$32,254	$46,237	$20,347	$8,358	$114,608	$50,340
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,071	1,193	1,241	1,059	3,133	2,001
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(951)	(1,020)	(1,128)	(1,017)	(2,181)	(1,568)
Balance December 31, 2021	$32,374	$46,410	$20,460	$8,400	$115,560	$50,773

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	185,700	37,600	221,063	7,420	189,602	21,629
Capital Contribution	302	300	277	277	244	230
Capital Contribution for loss at Offering close	-	-	4,540	1,182	-	-
Distribution to RSE Archive	(80)	-	(202)	(202)	(202)	(229)
Net loss / (Loss)	(694)	(469)	(1,297)	(319)	(488)	(303)
Balance December 31, 2020	$185,228	$37,431	$224,380	$8,358	$189,155	$21,327
Distribution	-	-	-	-	(229,840)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,645	1,097	4,081	1,059	911	1,212
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,257)	(937)	(3,061)	(1,017)	39,816	(1,223)
Balance December 31, 2021	$185,616	$37,591	$225,400	$8,400	$42	$21,316

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution	234	193	195	194	192	191
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(432)	(170)	(80)	(202)	(140)	(80)
Net loss / (Loss)	(390)	(337)	(211)	(215)	(940)	(237)
Balance December 31, 2020	$35,244	$38,522	$9,804	$18,379	$131,712	$23,774
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,405	1,126	958	979	2,933	1,014
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,337)	(982)	(942)	(958)	(2,185)	(967)
Balance December 31, 2021	$35,312	$38,666	$9,820	$18,400	$132,460	$23,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	60,602	120,600	62,100	29,200	18,254	22,621
Capital Contribution	175	151	150	151	143	127
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)
Net loss / (Loss)	(460)	(342)	(427)	(217)	(189)	(177)
Balance December 31, 2020	$60,115	$120,269	$61,823	$29,068	$17,980	$22,227
Distribution	-	(149,108)	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,792	1,054	1,775	1,043	1,005	951
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,507)	27,785	(1,498)	(976)	(960)	(901)
Balance December 31, 2021	$60,400	$-	$62,100	$29,134	$18,025	$22,277

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	(53,036)	-	-	-	-	-
Membership Contributions	25,629	8,966	254,987	35,752	26,859	190,602
Capital Contribution	195	127	122	103	104	81
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(66)	(229)	(229)	(459)	(202)
Net loss / (Loss)	27,446	(154)	(1,092)	(182)	(179)	(338)
Balance December 31, 2020	$5	$8,874	$253,786	$35,444	$26,324	$190,143
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	967	4,268	1,352	1,242	1,519
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	-	(941)	(3,297)	(1,273)	(1,166)	(1,262)
Balance December 31, 2021	$5	$8,900	$254,757	$35,523	$26,400	$190,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	23,829	23,702	44,629	240,600	23,442	150,600
Capital Contribution	81	81	81	81	58	58
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(202)	(229)	-	(242)	(180)
Net loss / (Loss)	(133)	(109)	(212)	(648)	(120)	(394)
Balance December 31, 2020	$23,548	$23,472	$44,268	$240,033	$23,138	$150,084
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,212	1,009	1,488	3,807	1,198	2,703
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,244)	(981)	(1,440)	(3,324)	(1,140)	(2,367)
Balance December 31, 2021	$23,516	$23,500	$44,316	$240,516	$23,196	$150,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Balance January 1, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	90,728	31,702	30,305	150,600	16,464	11,200
Capital Contribution	58	58	58	58	58	32
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(202)	(229)	(180)	(344)	(140)
Net loss / (Loss)	(239)	(95)	(125)	(318)	(94)	(49)
Balance December 31, 2020	$90,367	$31,463	$30,009	$150,160	$16,084	$11,044
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,970	1,018	1,288	2,615	907	960
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,874)	(981)	(1,221)	(2,355)	(871)	(944)
Balance December 31, 2021	$90,463	$31,500	$30,076	$150,420	$16,120	$11,060

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Balance January 1, 2020	$-	$-	$-	$-
Distribution	-	-	-	(82,027)
Membership Contributions	147,447	24,629	23,847	55,047
Capital Contribution	32	32	32	82
Capital Contribution for loss at Offering close	-	-	-	-
Distribution to RSE Archive	(242)	(229)	(242)	(242)
Net loss / (Loss)	(239)	(102)	(65)	27,140
Balance December 31, 2020	$146,998	$24,330	$23,573	$-	$-	$-
Distribution	-	-	(54,630)	-	-	(309,850)
Membership Contributions	-	-	-	-	20,228	250,600
Capital Contribution	2,528	1,217	426	-	1,119	1,333
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	(181)	(140)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(2,405)	(1,147)	30,705	-	(1,203)	58,057
Balance December 31, 2021	$147,121	$24,400	$73	$-	$19,963	$-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	40,647	17,602	70,936	50,900	80,600	250,742
Capital Contribution	1,512	931	1,238	1,463	1,762	3,658
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(242)	(202)	(344)	(180)	(152)	(242)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,512)	(931)	(1,238)	(1,463)	(1,762)	(3,658)
Balance December 31, 2021	$40,405	$17,400	$70,592	$50,720	$80,448	$250,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	16,722	58,546	16,200	70,642	28,200	40,605
Capital Contribution	1,085	1,496	1,087	1,643	1,187	1,302
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(152)	(152)	(242)	(152)	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,085)	(1,496)	(1,087)	(1,643)	(1,187)	(1,302)
Balance December 31, 2021	$16,542	$58,394	$16,048	$70,400	$28,048	$40,605

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	(247,573)	-
Membership Contributions	49,269	30,700	58,721	18,721	195,630	20,600
Capital Contribution	1,448	1,162	961	1,036	767	1,039
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(152)	(321)	(321)	(229)	(152)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,532)	(1,162)	(961)	(1,036)	51,512	(1,039)
Balance December 31, 2021	$48,864	$30,548	$58,400	$18,400	$107	$20,448

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	13,921	48,602	9,221	289,047	23,726	318,606
Capital Contribution	960	1,504	794	3,958	1,043	3,937
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(202)	(321)	(242)	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(960)	(1,504)	(794)	(3,958)	(1,126)	(4,025)
Balance December 31, 2021	$13,600	$48,400	$8,900	$288,805	$23,322	$318,198

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	30,075	85,702	42,600	120,700	77,780	61,051
Capital Contribution	889	1,008	1,257	1,056	936	1,379
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(202)	(152)	(180)	(152)	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(889)	(1,008)	(1,341)	(1,056)	(936)	(1,379)
Balance December 31, 2021	$29,901	$85,500	$42,364	$120,520	$77,628	$61,051

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	(54,300)	-	-
Membership Contributions	252,730	20,600	36,926	42,721	68,185	721,784
Capital Contribution	4,229	974	1,091	599	1,428	7,755
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(320)	(321)	(321)	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(4,229)	(974)	(1,091)	11,338	(1,511)	(7,797)
Balance December 31, 2021	$250,400	$20,600	$36,606	$37	$67,781	$721,742

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	23,832	150,629	20,543	36,600	70,385	205,051
Capital Contribution	713	2,230	2,615	1,044	1,342	2,637
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(229)	(2,330)	(152)	-	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(713)	(2,230)	(2,615)	(1,128)	(1,430)	(2,763)
Balance December 31, 2021	$23,658	$150,400	$18,213	$36,364	$70,297	$204,925

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	50,600	50,600	69,184	253,051	25,821	74,217
Capital Contribution	1,119	1,104	788	3,121	869	1,349
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(152)	-	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,119)	(1,104)	(788)	(3,121)	(869)	(1,433)
Balance December 31, 2021	$50,468	$50,468	$69,032	$253,051	$25,500	$73,813

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	(55,985)	-	-	-	-
Membership Contributions	22,922	39,100	72,700	638,071	19,739	54,100
Capital Contribution	775	701	687	7,654	574	1,056
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(121)	(122)	(321)	(344)	(132)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(859)	16,313	(687)	(7,658)	(574)	(1,056)
Balance December 31, 2021	$22,706	$8	$72,578	$637,746	$19,395	$53,968

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	215,600	23,100	67,990	301,050	60,673	11,932
Capital Contribution	2,557	780	1,149	3,277	1,087	674
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(122)	(121)	(122)	(321)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(2,557)	(864)	(1,233)	(3,277)	(1,087)	(674)
Balance December 31, 2021	$215,468	$22,884	$67,784	$300,929	$60,551	$11,611

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	(302,520)	-	-	-
Membership Contributions	47,100	95,600	215,721	54,926	340,721	72,616
Capital Contribution	953	1,379	383	748	3,855	915
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(321)	(320)	(321)	(216)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(953)	(1,379)	86,547	(752)	(3,864)	(915)
Balance December 31, 2021	$46,968	$95,468	$(190)	$54,602	$340,391	$72,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	63,600	24,049	114,953	41,599	78,717	45,812
Capital Contribution	813	251	1,216	566	911	622
Capital Contribution for loss at Offering close	-	-	1,656	-	-	-
Distribution to RSE Archive	(122)	(174)	(198)	(123)	(181)	(266)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(817)	(251)	(1,216)	(566)	(911)	(622)
Balance December 31, 2021	$63,474	$23,875	$116,411	$41,476	$78,536	$45,546

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	24,600	745,208	26,709	15,657	18,700	40,883
Capital Contribution	285	3,978	297	377	279	608
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(2,000)	(123)	(114)	(122)	(122)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(285)	(4,066)	(297)	(377)	(279)	(608)
Balance December 31, 2021	$24,420	$743,120	$26,586	$15,543	$18,578	$40,761

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	255,821	35,099	375,600	35,100	23,312	22,100
Capital Contribution	803	558	3,517	540	398	438
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(122)	(114)	(123)	(114)	(123)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(803)	(558)	(3,559)	(540)	(398)	(442)
Balance December 31, 2021	$255,500	$34,977	$375,444	$34,977	$23,198	$21,973

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	17,700	80,700	210,873	153,600	415,600	552,600
Capital Contribution	277	387	1,814	1,708	4,529	369
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(114)	(132)	(122)	-	(114)	(114)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(277)	(391)	(1,814)	(1,717)	(4,529)	(378)
Balance December 31, 2021	$17,586	$80,564	$210,751	$153,591	$415,486	$552,477

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	(203,220)	-	-
Membership Contributions	181,278	453,655	38,006	156,799	60,799	76,600
Capital Contribution	1,766	4,099	349	1,158	671	322
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(122)	(206)	(207)	(123)	(123)	(180)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,766)	(4,099)	(349)	45,331	(675)	(322)
Balance December 31, 2021	$181,156	$453,449	$37,799	$(55)	$60,672	$76,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	25,600	44,370	11,380	22,711	40,700	230,600
Capital Contribution	246	538	371	339	235	2,369
Capital Contribution for loss at Offering close	-	-	2,765	-	-	-
Distribution to RSE Archive	(180)	(154)	(201)	(201)	(114)	(84)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(246)	(538)	(371)	(427)	(235)	(2,378)
Balance December 31, 2021	$25,420	$44,216	$13,944	$22,422	$40,586	$230,507

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	43,083	99,021	15,546	14,350	100,600	70,600
Capital Contribution	1,032	362	435	318	928	288
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(321)	(181)	(122)	(180)	(180)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,032)	(362)	(435)	(318)	(937)	(288)
Balance December 31, 2021	$42,762	$98,700	$15,365	$14,228	$100,411	$70,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	58,100	15,901	74,352	29,200	29,200	58,613
Capital Contribution	288	341	603	805	470	479
Capital Contribution for loss at Offering close	-	-	-	5,326	770	-
Distribution to RSE Archive	(154)	(201)	(147)	(265)	(154)	(147)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(288)	(341)	(603)	(814)	(470)	(479)
Balance December 31, 2021	$57,946	$15,700	$74,205	$34,252	$29,816	$58,466

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	58,155	97,029	32,581	11,380	57,600	74,190
Capital Contribution	227	279	418	254	210	912
Capital Contribution for loss at Offering close	-	-	-	4,159	-	-
Distribution to RSE Archive	(147)	(344)	(201)	(201)	(147)	(123)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(227)	(279)	(418)	(254)	(210)	(912)
Balance December 31, 2021	$58,008	$96,685	$32,380	$15,338	$57,453	$74,067

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	275,230	50,600	314,153	20,647	15,685	62,700
Capital Contribution	1,357	169	1,576	259	183	2,122
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(154)	(247)	(285)	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(1,357)	(169)	(1,576)	(301)	(186)	(85)
Balance December 31, 2021	$272,900	$50,600	$313,999	$20,358	$15,397	$64,737

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	33,100	15,685	21,647	144,426	800,600	500,600
Capital Contribution	266	176	282	3,521	7,059	3,443
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(147)	(285)	(1,247)	-	(114)	-
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(266)	(179)	(291)	(79)	(7,068)	(70)
Balance December 31, 2021	$32,953	$15,397	$20,391	$147,868	$800,477	$503,973

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	12,161	113,333	132,638	50,685	60,685	157,381
Capital Contribution	96	292	1,565	238	270	592
Capital Contribution for loss at Offering close	-	-	188	-	-	-
Distribution to RSE Archive	(124)	-	(124)	(285)	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(98)	(292)	(1,565)	(248)	(291)	(624)
Balance December 31, 2021	$12,035	$113,333	$132,702	$50,390	$60,379	$157,226

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	86,306	105,700	23,756	68,282	50,685	15,340
Capital Contribution	360	237	196	3,325	227	321
Capital Contribution for loss at Offering close	-	-	-	-	-	375
Distribution to RSE Archive	(124)	(114)	(147)	-	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(378)	(237)	(196)	(56)	(237)	(321)
Balance December 31, 2021	$86,164	$105,586	$23,609	$71,551	$50,390	$15,592

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	15,685	36,646	100,685	165,902	67,819	15,747
Capital Contribution	111	79	391	2,775	2,926	68
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(285)	(124)	(285)	-	-	(247)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(114)	(106)	(412)	(49)	(44)	(82)
Balance December 31, 2021	$15,397	$36,495	$100,379	$168,628	$70,701	$15,486

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	1,457,055	289,798	12,514	189,100	35,632	67,800
Capital Contribution	3,044	2,436	29	22	36	22
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(5,155)	(114)	-	-	(232)	(292)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(3,044)	(2,436)	(582)	(22)	(204)	(51)
Balance December 31, 2021	$1,451,900	$289,684	$11,961	$189,100	$35,232	$67,479

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	81,506	65,600	100,638	52,881	58,468	80,158
Capital Contribution	284	244	348	29	16	21
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(124)	(124)	(238)	(292)	-	(292)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(301)	(257)	(369)	(46)	(618)	(209)
Balance December 31, 2021	$81,365	$65,463	$100,379	$52,572	$57,866	$79,678

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Balance January 1, 2020
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for loss at Offering close
Distribution to RSE Archive
Net loss / (Loss)
Balance December 31, 2020	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-
Membership Contributions	96,587	19,638	38,295	21,439	56,740	14,782
Capital Contribution	206	12	12	11	1,207	12
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(238)	(238)	(231)	(233)	-	(232)
Distribution to Series	-	-	-	-	-	-
Net loss / (Loss)	(220)	(66)	(92)	(103)	(9)	(42)
Balance December 31, 2021	$96,335	$19,346	$37,984	$21,114	$57,938	$14,520

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2021 and December 31, 2020

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Consolidated
Balance January 1, 2020				$1,030,281
Distribution				(414,935)
Membership Contributions				5,752,248
Capital Contribution				130,648
Capital Contribution for loss at Offering close				9,314
Distribution to RSE Archive				-
Net loss / (Loss)				(46,724)
Balance December 31, 2020	$-	$-	$-	$6,460,832
Distribution	-	-	-	(3,665,020)
Membership Contributions	68,066	41,639	69,450	19,187,838
Capital Contribution	289	13	16	765,168
Capital Contribution for loss at Offering close	-	-	-	15,239
Distribution to RSE Archive	-	(238)	-	-
Distribution to Series	-	-	-	(1,465)
Net loss / (Loss)	(309)	(30)	(330)	1,191,789
Balance December 31, 2021	$68,046	$41,384	$69,136	$23,954,381

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,007)	$(1,436)	$(953)	$(1,271)	$(1,036)	$(954)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,049	1,034	824	1,003	1,424	755
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	958	402	129	268	1,077	199
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	1,465	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	(1,465)	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(1,465)	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	1,450	1,600	300	1,545	1,095	1,495
Cash end of year	$1,450	$1,600	$300	$1,545	$1,095	$1,495
Supplemental Cash Flow Information:	-	-	-	-	-	-
Membership Interests issued to Asset Seller as consideration

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Cash Flows from Operating Activities:
Net (Loss) / Income	$(944)	$(1,452)	$(1,072)	$(1,224)	$(1,010)	$(5,670)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	778	1,021	846	1,078	828	10,428
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	166	422	226	137	182	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	9	-	9	-	42
Insurance Payable	-	-	-	-	-	(4,800)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	(28)	-	-
Net cash (used in) / provided by operating activities	-	-	-	(28)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	(28)	-	-
Cash beginning of year	1,695	1,250	1,250	1,200	1,750	5,300
Cash end of year	$1,695	$1,250	$1,250	$1,172	$1,750	$5,300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,356)	$-	$29,275	$(1,106)	$(1,401)	$(1,660)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,982	-	405	1,391	2,114	2,690
(Gain) / Loss on sale of Asset	-	-	(37,500)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	(6,030)	-	-	-
Prepaid Insurance	-	-	556	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	9
Insurance Payable	(626)	-	-	(285)	(713)	(1,039)
Income Taxes Payable	-	(3,005)	7,264	-	-	-
Due to the Manager or its Affiliates	(65)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(65)	(3,005)	(6,030)	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	110,000	-	-	-
Cash provided by / (used in) investing activities	-	-	110,000	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(103,970)	-	-	-
Cash provided by / (used in) financing activities	-	-	(103,970)	-	-	-

Net change in cash	(65)	(3,005)	-	-	-	-
Cash beginning of year	1,003	6,555	1,250	1,003	1,203	1,003
Cash end of year	$938	$3,550	$1,250	$1,003	$1,203	$1,003
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Cash Flows from Operating Activities:
Net (Loss) / Income	$(961)	$(1,059)	$(965)	$(956)	$(1,048)	$(953)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,066	1,453	600	674	1,174	696
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	365	282	-	257
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(105)	(394)	-	-	(126)	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	1,003	1,003	1,950	400	1,050	1,703
Cash end of year	$1,003	$1,003	$1,950	$400	$1,050	$1,703
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Cash Flows from Operating Activities:
Net (Loss) / Income	$-	$(1,069)	$(1,020)	$(1,224)	$(3,313)	$(948)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	965	836	994	6,958	741
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	104	184	230	-	207
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	4	-
Insurance Payable	-	-	-	-	(3,649)	-
Income Taxes Payable	(9,408)	-	-	-	-	-
Due to the Manager or its Affiliates	-	(45)	-	-	(6)	-
Net cash (used in) / provided by operating activities	(9,408)	(45)	-	-	(6)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	(9,408)	(45)	-	-	(6)	-
Cash beginning of year	9,408	650	800	1,050	1,003	1,750
Cash end of year	$-	$605	$800	$1,050	$997	$1,750
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Cash Flows from Operating Activities:
Net (Loss) / Income	$-	$22,447	$(1,402)	$(2,322)	$(1,130)	$(1,281)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	(35)	1,110	1,650	4,176	1,348	1,673
(Gain) / Loss on sale of Asset	-	(28,994)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	46	-	-	-
Insurance Payable	-	(316)	(294)	(1,854)	(218)	(392)
Income Taxes Payable	(8,816)	5,753	-	-	-	-
Due to the Manager or its Affiliates	-	(6)	(6)	-	(6)	(6)
Net cash (used in) / provided by operating activities	(8,851)	(6)	(6)	-	(6)	(6)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	116,000	-	-	-	-
Cash provided by / (used in) investing activities	-	116,000	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(110,520)	-	-	-	-
Cash provided by / (used in) financing activities	-	(110,520)	-	-	-	-

Net change in cash	(8,851)	5,474	(6)	-	(6)	(6)
Cash beginning of year	8,851	300	700	1,203	600	600
Cash end of year	$-	$5,774	$694	$1,203	$594	$594
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(974)	$(946)	$(991)	$(938)	$(1,089)	$(1,165)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,085	993	1,142	959	1,296	1,344
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	42	-
Insurance Payable	(111)	(47)	(151)	(21)	(249)	(179)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	(23)	(77)	(244)
Net cash (used in) / provided by operating activities	-	-	-	(23)	(77)	(244)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	(23)	(77)	(244)
Cash beginning of year	563	213	463	300	534	700
Cash end of year	$563	$213	$463	$277	$457	$456
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,049)	$(955)	$(2,412)	$-	$(1,039)	$(947)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,343	991	3,216	-	1,181	963
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	46	-	-	4
Insurance Payable	(294)	(36)	(850)	-	(142)	(20)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	(30)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(30)	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	(30)	-	-	-	-	-
Cash beginning of year	634	334	534	833	634	269
Cash end of year	$604	$334	$534	$833	$634	$269
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,243)	$(1,695)	$32,025	$(989)	$(1,220)	$(937)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,441	2,191	705	1,095	1,402	958
(Gain) / Loss on sale of Asset	-	-	(41,000)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(198)	(496)	(135)	(106)	(182)	(21)
Income Taxes Payable	-	-	8,405	-	-	-
Due to the Manager or its Affiliates	(83)	-	-	(23)	-	-
Net cash (used in) / provided by operating activities	(83)	-	-	(23)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	100,000	-	-	-
Cash provided by / (used in) investing activities	-	-	100,000	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(91,990)	-	-	-
Cash provided by / (used in) financing activities	-	-	(91,990)	-	-	-

Net change in cash	(83)	-	8,010	(23)	-	-
Cash beginning of year	520	520	400	100	520	220
Cash end of year	$437	$520	$8,410	$77	$520	$220
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,112)	$(1,440)	$(1,261)	$(1,336)	$(1,203)	$(1,301)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,466	1,606	1,332	1,456	1,349	1,522
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(354)	(250)	(155)	(204)	(146)	(221)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	84	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	400	460	520	520	600	460
Cash end of year	$400	$460	$520	$520	$600	$460
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,864)	$20,099	$1,468,367	$(1,138)	$9,366	$(830)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,318	939	2,359	1,309	772	858
(Gain) / Loss on sale of Asset	-	(25,937)	(1,860,000)	-	(12,580)	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(454)	(317)	(807)	(171)	(19)	(28)
Income Taxes Payable	-	5,216	390,081	-	2,461	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	126,000	2,000,000	-	22,080	-
Cash provided by / (used in) investing activities	-	126,000	2,000,000	-	22,080	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(121,220)	(1,610,400)	-	(19,895)	-
Cash provided by / (used in) financing activities	-	(121,220)	(1,610,400)	-	(19,895)	-

Net change in cash	-	4,780	389,600	-	2,185	-
Cash beginning of year	150	471	460	460	320	430
Cash end of year	$150	$5,251	$390,060	$460	$2,505	$430
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(951)	$(1,020)	$(1,128)	$(1,017)	$(2,181)	$(1,568)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,071	1,193	1,241	1,059	3,133	2,001
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(120)	(173)	(113)	(42)	(952)	(433)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	430	430	460	400	560	520
Cash end of year	$430	$430	$460	$400	$560	$520
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,257)	$(937)	$(3,061)	$(1,017)	$39,816	$(1,223)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,645	1,097	4,081	1,059	911	1,212
(Gain) / Loss on sale of Asset	-	-	-	-	(51,000)	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	4	9	-	-	-	-
Insurance Payable	(392)	(169)	(1,020)	(42)	(245)	(73)
Income Taxes Payable	-	-	-	-	10,518	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	240,000	-
Cash provided by / (used in) investing activities	-	-	-	-	240,000	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	(229,840)	-
Cash provided by / (used in) financing activities	-	-	-	-	(229,840)	-

Net change in cash	-	-	-	-	10,160	-
Cash beginning of year	520	600	400	400	400	400
Cash end of year	$520	$600	$400	$400	$10,560	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,337)	$(982)	$(942)	$(958)	$(2,185)	$(967)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,405	1,126	958	979	2,933	1,014
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	88	-	-	-	-	-
Insurance Payable	(156)	(144)	(16)	(21)	(748)	(47)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	400	430	520	400	460	320
Cash end of year	$400	$430	$520	$400	$460	$320
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,507)	$27,785	$(1,498)	$(976)	$(960)	$(901)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,792	1,054	1,775	1,043	1,005	951
(Gain) / Loss on sale of Asset	-	(36,000)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(285)	(192)	(277)	(67)	(45)	(50)
Income Taxes Payable	-	7,353	-	-	-	-
Due to the Manager or its Affiliates	-	-	(28)	-	-	(4,000)
Net cash (used in) / provided by operating activities	-	-	(28)	-	-	(4,000)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	156,000	-	-	-	-
Cash provided by / (used in) investing activities	-	156,000	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(149,108)	-	-	-	-
Cash provided by / (used in) financing activities	-	(149,108)	-	-	-	-

Net change in cash	-	6,892	(28)	-	-	(4,000)
Cash beginning of year	400	460	600	534	321	4,400
Cash end of year	$400	$7,353	$572	$534	$321	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$-	$(941)	$(3,297)	$(1,273)	$(1,166)	$(1,262)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	967	4,268	1,352	1,242	1,519
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	(26)	(971)	(79)	(76)	(257)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	(53,036)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(53,036)	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	(53,036)	-	-	-	-	-
Cash beginning of year	60,400	100	300	339	400	400
Cash end of year	$7,364	$100	$300	$339	$400	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,244)	$(981)	$(1,440)	$(3,324)	$(1,140)	$(2,367)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,212	1,009	1,488	3,807	1,198	2,703
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	4	-
Insurance Payable	(52)	(28)	(132)	(567)	(62)	(336)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	84	84	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	339	400	400	600	326	420
Cash end of year	$339	$400	$400	$600	$326	$420
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,874)	$(981)	$(1,221)	$(2,355)	$(871)	$(944)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,970	1,018	1,288	2,615	907	960
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(180)	(37)	(67)	(260)	(36)	(16)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	320	400	339	420	400	460
Cash end of year	$320	$400	$339	$420	$400	$460
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,405)	$(1,147)	$30,705	$-	$(1,203)	$58,057
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,528	1,217	426	-	1,119	1,333
(Gain) / Loss on sale of Asset	-	-	(39,200)	-	-	(75,000)
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(207)	(70)	(33)	-	-	-
Income Taxes Payable	-	-	8,102	-	-	15,610
Due to the Manager or its Affiliates	84	-	-	-	84	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	(19,727)	(250,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	62,000	-	-	325,000
Cash provided by / (used in) investing activities	-	-	62,000	-	(19,727)	75,000

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	20,228	250,600
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	(180)	(140)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(54,630)	-	-	(309,850)
Cash provided by / (used in) financing activities	-	-	(54,630)	-	20,048	(59,390)

Net change in cash	-	-	7,370	-	320	15,610
Cash beginning of year	805	400	805	7,278	-	-
Cash end of year	$805	$400	$8,175	$7,278	$320	$15,610
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,512)	$(931)	$(1,238)	$(1,463)	$(1,762)	$(3,658)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,512	931	1,238	1,463	1,762	3,658
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	27	-
Net cash (used in) / provided by operating activities	-	-	-	-	27	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(39,600)	(17,000)	(70,192)	(50,380)	(80,027)	(249,600)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(39,600)	(17,000)	(70,192)	(50,380)	(80,027)	(249,600)

Cash flow from financing activities:
Proceeds from sale of membership interests	40,647	17,602	70,936	50,900	80,600	250,742
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(242)	(202)	(344)	(180)	(152)	(242)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	40,405	17,400	70,592	50,720	80,448	250,500

Net change in cash	805	400	400	340	448	900
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$805	$400	$400	$340	$448	$900
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,085)	$(1,496)	$(1,087)	$(1,643)	$(1,187)	$(1,302)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,085	1,496	1,087	1,643	1,187	1,302
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(16,202)	(58,046)	(15,682)	(70,000)	(27,681)	(39,600)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(16,202)	(58,046)	(15,682)	(70,000)	(27,681)	(39,600)

Cash flow from financing activities:
Proceeds from sale of membership interests	16,722	58,546	16,200	70,642	28,200	40,605
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(152)	(152)	(242)	(152)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	16,542	58,394	16,048	70,400	28,048	40,605

Net change in cash	340	348	366	400	367	1,005
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$340	$348	$366	$400	$367	$1,005
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,532)	$(1,162)	$(961)	$(1,036)	$51,512	$(1,039)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,448	1,162	961	1,036	767	1,039
(Gain) / Loss on sale of Asset	-	-	-	-	(66,000)	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	13,721	-
Due to the Manager or its Affiliates	84	-	-	-	-	27
Net cash (used in) / provided by operating activities	-	-	-	-	-	27

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(48,648)	(30,130)	(58,033)	(18,045)	(195,000)	(20,027)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	261,000	-
Cash provided by / (used in) investing activities	(48,648)	(30,130)	(58,033)	(18,045)	66,000	(20,027)

Cash flow from financing activities:
Proceeds from sale of membership interests	49,269	30,700	58,721	18,721	195,630	20,600
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(152)	(321)	(321)	(229)	(152)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	(247,573)	-
Cash provided by / (used in) financing activities	48,948	30,548	58,400	18,400	(52,172)	20,448

Net change in cash	300	418	367	355	13,828	448
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$300	$418	$367	$355	$13,828	$448
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(960)	$(1,504)	$(794)	$(3,958)	$(1,126)	$(4,025)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	960	1,504	794	3,958	1,043	3,937
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	84	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(13,245)	(48,000)	(8,600)	(288,000)	(23,106)	(317,986)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(13,245)	(48,000)	(8,600)	(288,000)	(23,106)	(317,986)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,921	48,602	9,221	289,047	23,726	318,606
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(202)	(321)	(242)	(320)	(320)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	13,600	48,400	8,900	288,805	23,406	318,286

Net change in cash	355	400	300	805	300	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$355	$400	$300	$805	$300	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Cash Flows from Operating Activities:
Net (Loss) / Income	$(889)	$(1,008)	$(1,341)	$(1,056)	$(936)	$(1,379)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	889	1,008	1,257	1,056	936	1,379
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	84	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(29,475)	(85,100)	(42,000)	(120,100)	(76,917)	(60,551)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(29,475)	(85,100)	(42,000)	(120,100)	(76,917)	(60,551)

Cash flow from financing activities:
Proceeds from sale of membership interests	30,075	85,702	42,600	120,700	77,780	61,051
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(202)	(152)	(180)	(152)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	29,901	85,500	42,448	120,520	77,628	61,051

Net change in cash	426	400	448	420	711	500
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$426	$400	$448	$420	$711	$500
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,229)	$(974)	$(1,091)	$11,338	$(1,511)	$(7,797)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	4,229	974	1,091	599	1,428	7,755
(Gain) / Loss on sale of Asset	-	-	-	(14,967)	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	3,030	-	-
Due to the Manager or its Affiliates	-	106	-	-	84	-
Net cash (used in) / provided by operating activities	-	106	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(250,000)	(20,106)	(36,306)	(42,033)	(67,506)	(720,551)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	57,000	-	-
Cash provided by / (used in) investing activities	(250,000)	(20,106)	(36,306)	14,967	(67,506)	(720,551)

Cash flow from financing activities:
Proceeds from sale of membership interests	252,730	20,600	36,926	42,721	68,185	721,784
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(320)	(321)	(321)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	(54,300)	-	-
Cash provided by / (used in) financing activities	250,400	20,600	36,606	(11,900)	67,864	721,784

Net change in cash	400	600	300	3,067	359	1,233
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$600	$300	$3,067	$359	$1,233
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(713)	$(2,230)	$(2,615)	$(1,128)	$(1,430)	$(2,763)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	713	2,230	2,615	1,044	1,342	2,637
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	4	42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	84	84	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(23,232)	(150,000)	(17,813)	(36,000)	(69,885)	(204,551)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(23,232)	(150,000)	(17,813)	(36,000)	(69,885)	(204,551)

Cash flow from financing activities:
Proceeds from sale of membership interests	23,832	150,629	20,543	36,600	70,385	205,051
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(229)	(2,330)	(152)	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	23,658	150,400	18,213	36,448	70,385	205,051

Net change in cash	426	400	400	448	500	500
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$426	$400	$400	$448	$500	$500
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,119)	$(1,104)	$(788)	$(3,121)	$(869)	$(1,433)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,119	1,104	788	3,121	869	1,349
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(50,000)	(50,015)	(68,684)	(252,551)	(25,175)	(73,506)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(50,000)	(50,015)	(68,684)	(252,551)	(25,175)	(73,506)

Cash flow from financing activities:
Proceeds from sale of membership interests	50,600	50,600	69,184	253,051	25,821	74,217
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(152)	-	(321)	(320)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	50,468	50,468	69,032	253,051	25,500	73,897

Net change in cash	468	453	348	500	325	391
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$468	$453	$348	$500	$325	$391
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Cash Flows from Operating Activities:
Net (Loss) / Income	$(859)	$16,313	$(687)	$(7,658)	$(574)	$(1,056)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	775	701	687	7,654	574	1,056
(Gain) / Loss on sale of Asset	-	(21,400)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	4	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	4,386	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(22,402)	(38,600)	(72,200)	(637,450)	(18,995)	(53,504)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	60,000	-	-	-	-
Cash provided by / (used in) investing activities	(22,402)	21,400	(72,200)	(637,450)	(18,995)	(53,504)

Cash flow from financing activities:
Proceeds from sale of membership interests	22,922	39,100	72,700	638,071	19,739	54,100
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(121)	(122)	(321)	(344)	(132)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(55,985)	-	-	-	-
Cash provided by / (used in) financing activities	22,790	(17,006)	72,578	637,750	19,395	53,968

Net change in cash	388	4,394	378	300	400	464
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$388	$4,394	$378	$300	$400	$464
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,557)	$(864)	$(1,233)	$(3,277)	$(1,087)	$(674)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,557	780	1,149	3,277	1,087	674
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(215,000)	(22,600)	(67,490)	(300,200)	(60,173)	(11,282)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(215,000)	(22,600)	(67,490)	(300,200)	(60,173)	(11,282)

Cash flow from financing activities:
Proceeds from sale of membership interests	215,600	23,100	67,990	301,050	60,673	11,932
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(122)	(121)	(122)	(321)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	215,468	22,968	67,868	300,929	60,551	11,611

Net change in cash	468	368	378	729	378	329
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$468	$368	$378	$729	$378	$329
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Cash Flows from Operating Activities:
Net (Loss) / Income	$(953)	$(1,379)	$86,547	$(752)	$(3,864)	$(915)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	953	1,379	383	748	3,855	915
(Gain) / Loss on sale of Asset	-	-	(110,000)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	4	9	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	23,070	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(46,500)	(95,000)	(215,000)	(54,306)	(340,000)	(72,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	325,000	-	-	-
Cash provided by / (used in) investing activities	(46,500)	(95,000)	110,000	(54,306)	(340,000)	(72,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	47,100	95,600	215,721	54,926	340,721	72,616
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(321)	(320)	(321)	(216)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(302,520)	-	-	-
Cash provided by / (used in) financing activities	46,968	95,468	(87,120)	54,606	340,400	72,400

Net change in cash	468	468	22,880	300	400	400
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$468	$468	$22,880	$300	$400	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(817)	$(251)	$(1,216)	$(566)	$(911)	$(622)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	813	251	1,216	566	911	622
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	4	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(63,100)	(23,449)	(116,108)	(41,099)	(78,217)	(45,246)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(63,100)	(23,449)	(116,108)	(41,099)	(78,217)	(45,246)

Cash flow from financing activities:
Proceeds from sale of membership interests	63,600	24,049	114,953	41,599	78,717	45,812
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	1,656	-	-	-
Distribution to RSE Archive	(122)	(174)	(198)	(123)	(181)	(266)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	63,478	23,875	116,411	41,476	78,536	45,546

Net change in cash	378	426	303	377	319	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$378	$426	$303	$377	$319	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Cash Flows from Operating Activities:
Net (Loss) / Income	$(285)	$(4,066)	$(297)	$(377)	$(279)	$(608)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	285	3,978	297	377	279	608
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	88	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(24,000)	(742,908)	(26,209)	(15,157)	(18,100)	(40,383)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(24,000)	(742,908)	(26,209)	(15,157)	(18,100)	(40,383)

Cash flow from financing activities:
Proceeds from sale of membership interests	24,600	745,208	26,709	15,657	18,700	40,883
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(2,000)	(123)	(114)	(122)	(122)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	24,420	743,208	26,586	15,543	18,578	40,761

Net change in cash	420	300	377	386	478	378
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$420	$300	$377	$386	$478	$378
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(803)	$(558)	$(3,559)	$(540)	$(398)	$(442)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	803	558	3,517	540	398	438
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	42	-	-	4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(255,100)	(34,499)	(375,000)	(34,500)	(22,812)	(21,500)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(255,100)	(34,499)	(375,000)	(34,500)	(22,812)	(21,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	255,821	35,099	375,600	35,100	23,312	22,100
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(122)	(114)	(123)	(114)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	255,500	34,977	375,486	34,977	23,198	21,977

Net change in cash	400	478	486	477	386	477
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$478	$486	$477	$386	$477
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(277)	$(391)	$(1,814)	$(1,717)	$(4,529)	$(378)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	277	387	1,814	1,708	4,529	369
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	4	-	9	-	9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(17,100)	(80,100)	(210,299)	(153,000)	(190,000)	(498,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(17,100)	(80,100)	(210,299)	(153,000)	(190,000)	(498,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	17,700	80,700	210,873	153,600	190,600	498,600
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(114)	(132)	(122)	-	(114)	(114)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	17,586	80,568	210,751	153,600	190,486	498,486

Net change in cash	486	468	452	600	486	486
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$486	$468	$452	$600	$486	$486
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$225,000	$54,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,766)	$(4,099)	$(349)	$45,331	$(675)	$(322)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,766	4,099	349	1,158	671	322
(Gain) / Loss on sale of Asset	-	-	-	(58,701)	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	83	4	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	12,129	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(180,778)	(453,149)	(37,499)	(156,299)	(60,299)	(76,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	215,000	-	-
Cash provided by / (used in) investing activities	(180,778)	(453,149)	(37,499)	58,701	(60,299)	(76,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	181,278	453,655	38,006	156,799	60,799	76,600
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(122)	(206)	(207)	(123)	(123)	(180)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	(203,220)	-	-
Cash provided by / (used in) financing activities	181,156	453,449	37,799	(46,544)	60,676	76,420

Net change in cash	378	300	300	12,157	377	420
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$378	$300	$300	$12,157	$377	$420
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(246)	$(538)	$(371)	$(427)	$(235)	$(2,378)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	246	538	371	339	235	2,369
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	88	-	9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(25,000)	(43,870)	(13,632)	(22,210)	(40,100)	(230,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(25,000)	(43,870)	(13,632)	(22,210)	(40,100)	(230,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,600	44,370	11,380	22,711	40,700	230,600
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	2,765	-	-	-
Distribution to RSE Archive	(180)	(154)	(201)	(201)	(114)	(84)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	25,420	44,216	13,944	22,510	40,586	230,516

Net change in cash	420	346	312	300	486	516
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$420	$346	$312	$300	$486	$516
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,032)	$(362)	$(435)	$(318)	$(937)	$(288)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,032	362	435	318	928	288
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	9	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(42,306)	(98,300)	(14,946)	(13,813)	(100,063)	(70,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(42,306)	(98,300)	(14,946)	(13,813)	(100,063)	(70,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	43,083	99,021	15,546	14,350	100,600	70,600
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(321)	(181)	(122)	(180)	(180)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	42,762	98,700	15,365	14,228	100,420	70,420

Net change in cash	456	400	419	415	357	420
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$456	$400	$419	$415	$357	$420
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(288)	$(341)	$(603)	$(814)	$(470)	$(479)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	288	341	603	805	470	479
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	9	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(42,500)	(15,382)	(73,656)	(33,961)	(29,470)	(58,056)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(42,500)	(15,382)	(73,656)	(33,961)	(29,470)	(58,056)

Cash flow from financing activities:
Proceeds from sale of membership interests	43,100	15,901	74,352	29,200	29,200	58,613
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	5,326	770	-
Distribution to RSE Archive	(154)	(201)	(147)	(265)	(154)	(147)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	42,946	15,700	74,205	34,261	29,816	58,466

Net change in cash	446	318	549	300	346	410
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$446	$318	$549	$300	$346	$410
Membership Interests issued to Asset Seller as consideration	$15,000	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Cash Flows from Operating Activities:
Net (Loss) / Income	$(227)	$(279)	$(418)	$(254)	$(210)	$(912)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	227	279	418	254	210	912
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(57,649)	(96,285)	(31,980)	(14,942)	(57,094)	(73,590)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(57,649)	(96,285)	(31,980)	(14,942)	(57,094)	(73,590)

Cash flow from financing activities:
Proceeds from sale of membership interests	58,155	97,029	32,581	11,380	57,600	74,190
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	4,159	-	-
Distribution to RSE Archive	(147)	(344)	(201)	(201)	(147)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	58,008	96,685	32,380	15,338	57,453	74,067

Net change in cash	359	400	400	396	359	477
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$359	$400	$400	$396	$359	$477
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,357)	$(169)	$(1,576)	$(301)	$(186)	$(85)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,357	169	1,576	259	183	2,122
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	42	-	-
Insurance Payable	-	-	-	-	3	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	95	27	4
Net cash (used in) / provided by operating activities	-	-	-	95	27	2,041

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(185,000)	(37,000)	(313,339)	(20,095)	(15,027)	(62,103)
Investment in Other Assets	-	-	-	-	-	(2,038)
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(185,000)	(37,000)	(313,339)	(20,095)	(15,027)	(64,141)

Cash flow from financing activities:
Proceeds from sale of membership interests	187,730	37,600	314,153	20,647	15,685	62,700
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(154)	(247)	(285)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	185,400	37,600	313,999	20,400	15,400	62,700

Net change in cash	400	600	660	400	400	600
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$600	$660	$400	$400	$600
Membership Interests issued to Asset Seller as consideration	$87,500	$13,000	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Cash Flows from Operating Activities:
Net (Loss) / Income	$(266)	$(179)	$(291)	$(79)	$(7,068)	$(70)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	266	176	282	3,521	7,059	3,443
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	9	-	9	-
Insurance Payable	-	3	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	22	27	99	108	-	-
Net cash (used in) / provided by operating activities	22	27	99	3,550	-	3,373

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(32,522)	(15,027)	(20,099)	(143,926)	(375,000)	(300,002)
Investment in Other Assets	-	-	-	(3,442)	-	(3,373)
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(32,522)	(15,027)	(20,099)	(147,368)	(375,000)	(303,375)

Cash flow from financing activities:
Proceeds from sale of membership interests	33,100	15,685	21,647	144,426	375,600	300,602
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(147)	(285)	(1,247)	-	(114)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	32,953	15,400	20,400	144,426	375,486	300,602

Net change in cash	453	400	400	608	486	600
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$453	$400	$400	$608	$486	$600
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$425,000	$199,998

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(98)	$(292)	$(1,565)	$(248)	$(291)	$(624)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	96	292	1,565	238	270	592
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	9	-
Insurance Payable	2	-	-	10	12	32
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	27	-	-
Net cash (used in) / provided by operating activities	-	-	-	27	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(11,657)	(112,833)	(132,325)	(50,027)	(60,000)	(156,606)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(11,657)	(112,833)	(132,325)	(50,027)	(60,000)	(156,606)

Cash flow from financing activities:
Proceeds from sale of membership interests	12,161	113,333	132,638	50,685	60,685	157,381
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	188	-	-	-
Distribution to RSE Archive	(124)	-	(124)	(285)	(285)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	12,037	113,333	132,072	50,400	60,400	157,258

Net change in cash	380	500	377	400	400	652
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$380	$500	$377	$400	$400	$652
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Cash Flows from Operating Activities:
Net (Loss) / Income	$(378)	$(237)	$(196)	$(56)	$(237)	$(321)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	360	237	196	3,325	227	321
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	18	-	-	-	10	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	47	27	-
Net cash (used in) / provided by operating activities	-	-	-	3,316	27	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(85,806)	(105,100)	(23,256)	(67,782)	(50,027)	(15,165)
Investment in Other Assets	-	-	-	(3,269)	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(85,806)	(105,100)	(23,256)	(71,051)	(50,027)	(15,165)

Cash flow from financing activities:
Proceeds from sale of membership interests	86,306	105,700	23,756	68,282	50,685	15,340
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	375
Distribution to RSE Archive	(124)	(114)	(147)	-	(285)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	86,182	105,586	23,609	68,282	50,400	15,592

Net change in cash	376	486	353	547	400	427
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$376	$486	$353	$547	$400	$427
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Cash Flows from Operating Activities:
Net (Loss) / Income	$(114)	$(106)	$(412)	$(49)	$(44)	$(82)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	111	79	391	2,775	2,926	68
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	14
Insurance Payable	3	7	21	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	27	-	86	87	625	-
Net cash (used in) / provided by operating activities	27	(20)	86	2,813	3,507	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(15,027)	(36,146)	(100,086)	(165,389)	(67,319)	(15,100)
Investment in Other Assets	-	-	-	(2,726)	(2,882)	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(15,027)	(36,146)	(100,086)	(168,115)	(70,201)	(15,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	15,685	36,646	100,685	165,902	67,819	15,747
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(285)	(124)	(285)	-	-	(247)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	15,400	36,522	100,400	165,902	67,819	15,500

Net change in cash	400	356	400	600	1,125	400
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$356	$400	$600	$1,125	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Cash Flows from Operating Activities:
Net (Loss) / Income	$(3,044)	$(2,436)	$(582)	$(22)	$(204)	$(51)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,044	2,436	29	22	36	22
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	13	-	168	29
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	540	-	48	-
Net cash (used in) / provided by operating activities	-	-	-	-	48	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(1,451,500)	(288,908)	(11,914)	(139,750)	(35,048)	(67,208)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(1,451,500)	(288,908)	(11,914)	(139,750)	(35,048)	(67,208)

Cash flow from financing activities:
Proceeds from sale of membership interests	1,457,055	289,798	12,514	140,350	35,632	67,800
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(5,155)	(114)	-	-	(232)	(292)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	1,451,900	289,684	12,514	140,350	35,400	67,508

Net change in cash	400	776	600	600	400	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$776	$600	$600	$400	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	$48,750	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Cash Flows from Operating Activities:
Net (Loss) / Income	$(301)	$(257)	$(369)	$(46)	$(618)	$(209)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	284	244	348	29	16	21
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	17	13	21	17	62	188
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	540	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(81,006)	(65,100)	(100,000)	(52,289)	(57,868)	(79,566)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(81,006)	(65,100)	(100,000)	(52,289)	(57,868)	(79,566)

Cash flow from financing activities:
Proceeds from sale of membership interests	81,506	65,600	100,638	52,881	58,468	80,158
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(124)	(124)	(238)	(292)	-	(292)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	81,382	65,476	100,400	52,589	58,468	79,866

Net change in cash	376	376	400	300	600	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$376	$376	$400	$300	$600	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(220)	$(66)	$(92)	$(103)	$(9)	$(42)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	206	12	12	11	1,207	12
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	92	-	-
Insurance Payable	14	54	80	-	-	30
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	154	-
Net cash (used in) / provided by operating activities	-	-	-	-	1,352	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(96,049)	(19,000)	(37,726)	(20,906)	(56,240)	(14,150)
Investment in Other Assets	-	-	-	-	(1.198)	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(96,049)	(19,000)	(37,726)	(20,906)	(57,438)	(14,150)

Cash flow from financing activities:
Proceeds from sale of membership interests	96,587	19,638	38,295	21,439	56,740	14,782
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(238)	(238)	(231)	(233)	-	(232)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	96,349	19,400	38,064	21,206	56,740	14,550

Net change in cash	300	400	338	300	654	400
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$300	$400	$338	$300	$654	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(309)	$(30)	$(330)	$1,191,789
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	289	13	16	765,168
(Gain) / Loss on sale of Asset	-	-	-	(2,589,466)
Impairment loss on memorabilia	-	-	-	402,420
Accounts Receivable	-	-	-	(214,030)
Prepaid Insurance	-	-	-	6,566
Prepaid Storage	-	-	-	-
Accounts Payable	-	-	-	951,112
Insurance Payable	20	17	22	(36,895)
Income Taxes Payable	-	-	-	495,868
Due to the Manager or its Affiliates	-	-	292	(52,826)
Net cash (used in) / provided by operating activities	-	-	-	919,706

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-
Investment in Archive Asset	(67,566)	(41,051)	(68,850)	(19,290,191)
Investment in Other Assets	-	-	-	(22,213)
Proceeds from Sale of Archive Asset	-	-	-	6,503,180
Cash provided by / (used in) investing activities	(67,566)	(41,051)	(68,850)	(12,809,224)

Cash flow from financing activities:
Proceeds from sale of membership interests	68,066	41,639	69,450	18,119,590
Repayment on borrowings from manager and affiliates, net of proceeds	-	-	-	(2,077,239)
Distribution to Series	-	-	-	(1,465)
Contribution from Series to RSE Archive	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-
Capital Contribution	-	-	-	15,240
Distribution to RSE Archive	-	(238)	-	-
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	(3,665,020)
Cash provided by / (used in) financing activities	68,066	41,401	69,450	12,391,106

Net change in cash	500	350	600	501,588
Cash beginning of year	-	-	-	201,881
Cash end of year	$500	$350	$600	$703,469
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	$1,068,248
Forgiveness of amounts due to manager and Contributed to the Company/Series	-	-	-	$406,725

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,742)	$(1,857)	$(1,408)	$(1,632)	$(1,481)	$(1,255)	$(1,246)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,937	2,358	1,581	1,979	2,624	1,466	1,422
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(958)	(402)	(129)	(268)	(1,077)	(199)	(166)
Prepaid Storage	-	2	-	-	1	1	1
Insurance Payable	(237)	(100)	(32)	(66)	(66)	(12)	(10)
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Accounts Payable	-	-	(13)	(13)	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-	-
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-	-
Cash beginning of year	1,450	1,600	300	1,545	1,095	1,495	1,695
Cash end of year	$1,450	$1,600	$300	$1,545	$1,095	$1,495	$1,695

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,883)	$(1,564)	$(1,421)	$(1,251)	$(7,366)	$(1,865)	$5,735
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,408	2,009	1,592	1,444	3,515	1,273	261
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(8,950)
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(422)	(226)	(137)	(182)	-	-	-
Prepaid Storage	1	-	-	1	-	2	1
Insurance Payable	(104)	(56)	(34)	(11)	3,851	543	(52)
Income Taxes Payable	-	-	-	-	-	-	3,005
Due to the Manager or its Affiliates			28	-	-	65
Accounts Payable	-	(13)	-	-	-	-	3,550
Net cash (used in) / provided by operating activities	-	150	28	-	-	18	3,550

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	-	-	(28)	-	-	(65)	-
Proceeds from Sale of Asset	-	-	-	-	-	-	36,450
Cash provided by / (used in) investing activities	-	-	(28)	-	-	(65)	36,450

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-	-
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	3,550
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	(38,595)
Cash provided by / (used in) financing activities	-	-	-	-	-	-	(35,045)

Net change in cash	-	150	-	-	-	(47)	4,955
Cash beginning of year	1,250	1,100	1,200	1,750	5,300	1,050	1,600
Cash end of year	$1,250	$1,250	$1,200	$1,750	$5,300	$1,003	$6,555

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,187)	$(1,395)	$(1,749)	$(2,052)	$(1,098)	$(1,385)	$(1,041)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,743	1,111	1,036	1,014	993	992	1,406
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(556)	-	-	-	-	-	(365)
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	-	285	713	1,039	105	393	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(72,500)	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)	(22,100)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(72,500)	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)	(22,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	73,750	21,003	51,203	75,003	21,003	76,003	24,050

Net change in cash	1,250	1,003	1,203	1,003	1,003	1,003	1,950
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$1,250	$1,003	$1,203	$1,003	$1,003	$1,003	$1,950

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,026)	$(1,094)	$(1,018)	$35,154	$(1,021)	$(1,085)	$(1,086)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,308	968	1,275	574	1,125	1,269	1,316
(Gain) / Loss on sale of Asset	-	-	-	(44,935)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(282)	-	(257)	-	(104)	(184)	(230)
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	-	126	-	-	-	-	-
Income Taxes Payable	-	-	-	9,408	-	-	-
Due to the Manager or its Affiliates					45	-
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	201	45	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(17,200)	(9,000)	(15,600)	(120,065)	(13,545)	(24,000)	(30,000)
Proceeds from Sale of Asset	-	-	-	165,000	-	-	-
Cash provided by / (used in) investing activities	(17,200)	(9,000)	(15,600)	44,935	(13,545)	(24,000)	(30,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	17,797	9,400	17,500	121,600	14,150	24,745	31,050
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	(157,328)	-	-	-
Cash provided by / (used in) financing activities	17,600	10,050	17,303	(35,728)	14,150	24,800	31,050

Net change in cash	400	1,050	1,703	9,408	650	800	1,050
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$1,050	$1,703	$9,408	$650	$800	$1,050

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,447)	$(797)	$32,927	$(1,044)	$(28,028)	$(2,628)	$(908)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	799	1,004	113	728	728	774	690
(Gain) / Loss on sale of Asset	-	-	(41,948)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	27,006	-	-
Prepaid Insurance	-	(207)	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	3,648	-	144	316	294	1,854	218
Income Taxes Payable	-	-	8,816	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	6	6		6
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	6	-	52	6	6	-	6

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(250,006)	(12,600)	(38,052)	(87,006)	(27,006)	(130,000)	(20,006)
Proceeds from Sale of Asset	-	-	80,000	-	-	-	-
Cash provided by / (used in) investing activities	(250,006)	(12,600)	41,948	(87,006)	(27,006)	(130,000)	(20,006)

Cash flow from financing activities:
Proceeds from sale of membership interests	250,538	14,500	38,500	87,300	27,700	131,250	20,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Distribution of Gain on sale of assets to Members	-	-	(71,649)	-	-	-	-
Cash provided by / (used in) financing activities	251,003	14,350	(33,149)	87,300	27,700	131,203	20,600

Net change in cash	1,003	1,750	8,851	300	700	1,203	600
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$1,003	$1,750	$8,851	$300	$700	$1,203	$ 600

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,082)	$(779)	$(715)	$(819)	$(670)	$(894)	$(802)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	690	669	669	669	649	646	623
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	392	110	47	151	21	249	178
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	6				23	77	244
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	6	-	-	-	23	77	244

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)	(68,577)	(25,244)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)	(68,577)	(25,244)

Cash flow from financing activities:
Proceeds from sale of membership interests	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	36,600	28,163	11,813	37,563	7,300	69,111	25,700

Net change in cash	600	563	213	463	300	534	700
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$600	$563	$213	$463	$300	$534	$700

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Cash Flows from Operating Activities:
Net (Loss) / Income	$(914)	$(619)	$(1,428)	$2,663	$(717)	$(580)	$(724)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	620	583	578	366	575	560	526
(Gain) / Loss on sale of Asset	-	-	-	(3,800)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	294	36	850	-	142	20	198
Income Taxes Payable	-	-	-	771	-	-	-
Due to the Manager or its Affiliates	30				925		83
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	30	-	-	-	925	-	83

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(25,030)	(16,350)	(118,000)	(9,200)	(64,925)	(10,000)	(32,083)
Proceeds from Sale of Asset	-	-	-	13,000	-	-	-
Cash provided by / (used in) investing activities	(25,030)	(16,350)	(118,000)	3,800	(64,925)	(10,000)	(32,083)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,700	16,750	118,600	9,398	64,700	10,400	32,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Distribution of Gain on sale of assets to Members	-	-	-	(12,300)	-	-	-
Cash provided by / (used in) financing activities	25,634	16,684	118,534	(2,967)	64,634	10,269	32,520

Net change in cash	634	334	534	833	634	269	520
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$634	$334	$534	$833	$634	$269	$520

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,021)	$(643)	$(614)	$(686)	$(506)	$(840)	$(701)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	526	509	509	503	486	486	452
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	495	135	106	183	20	354	249
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates			23	-
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	23	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(80,000)	(59,000)	(35,523)	(29,500)	(6,600)	(105,100)	(44,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(80,000)	(59,000)	(35,523)	(29,500)	(6,600)	(105,100)	(44,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	80,520	59,400	35,600	30,020	6,820	105,500	44,460

Net change in cash	520	400	100	520	220	400	460
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$520	$400	$100	$520	$220	$400	$460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(606)	$(656)	$(585)	$(653)	$(877)	$(716)	$(1,162)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	452	452	439	432	423	399	354
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	155	204	146	221	454	317	808
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(25,000)	(33,000)	(27,750)	(39,000)	(48,000)	(100,063)	(140,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(25,000)	(33,000)	(27,750)	(39,000)	(48,000)	(100,063)	(140,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,600	33,600	27,220	39,600	48,150	100,600	140,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	25,520	33,520	28,350	39,460	48,150	100,534	140,460

Net change in cash	520	520	600	460	150	471	460
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$520	$520	$600	$460	$150	$471	$460
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$50,000	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(526)	$(374)	$(551)	$(643)	$(696)	$(467)	$(375)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	355	355	353	353	353	353	333
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	171	19	28	120	173	113	42
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(170)	(170)	(170)	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(120,000)	(9,500)	(7,442)	(31,944)	(45,980)	(20,000)	(8,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(120,000)	(9,500)	(7,442)	(31,944)	(45,980)	(20,000)	(8,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	120,460	9,820	8,042	32,544	46,580	20,460	8,400

Net change in cash	460	320	430	430	430	460	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$460	$320	$430	$430	$430	$460	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,397)	$(846)	$(694)	$(469)	$(1,297)	$(319)	$(488)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	445	412	302	300	277	277	244
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	952	434	392	169	1,020	42	245
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(115,000)	(50,253)	(185,100)	(37,000)	(225,000)	(8,000)	(189,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(115,000)	(50,253)	(185,100)	(37,000)	(225,000)	(8,000)	(189,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	115,560	50,774	185,620	37,600	225,400	8,400	189,400

Net change in cash	560	520	520	600	400	400	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$560	$520	$520	$600	$400	$400	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Cash Flows from Operating Activities:
Net (Loss) / Income	$(303)	$(390)	$(337)	$(211)	$(215)	$(940)	$(237)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	230	234	193	195	194	192	191
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	73	156	144	16	21	748	47
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(21,000)	(35,000)	(38,236)	(9,300)	(18,000)	(132,000)	(23,500)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(21,000)	(35,000)	(38,236)	(9,300)	(18,000)	(132,000)	(23,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	21,400	35,400	38,666	9,820	18,400	132,460	23,820

Net change in cash	400	400	430	520	400	460	320
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$400	$430	$520	$400	$460	$320

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(460)	$(342)	$(427)	$(217)	$(189)	$(177)	$27,446
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	175	151	150	151	143	127	195
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(35,000)
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	285	191	277	67	45	50	-
Income Taxes Payable	-	-	-	-	-	-	7,359
Due to the Manager or its Affiliates			28		-	4,000
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	28	-	-	4,000	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(60,000)	(120,000)	(61,528)	(28,600)	(17,704)	(21,877)	(25,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	60,000
Cash provided by / (used in) investing activities	(60,000)	(120,000)	(61,528)	(28,600)	(17,704)	(21,877)	35,000

Cash flow from financing activities:
Proceeds from sale of membership interests	60,602	120,600	62,100	29,200	18,254	22,621	25,629
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	53,036
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	(53,036)
Cash provided by / (used in) financing activities	60,400	120,460	62,100	29,134	18,025	22,277	25,400

Net change in cash	400	460	600	534	321	4,400	60,400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$460	$600	$534	$321	$4,400	$60,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(154)	$(1,092)	$(182)	$(179)	$(338)	$(133)	$(109)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	127	122	103	104	81	81	81
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	26	971	79	76	257	52	28
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(8,800)	(254,457)	(35,184)	(26,000)	(190,000)	(23,261)	(23,100)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(8,800)	(254,457)	(35,184)	(26,000)	(190,000)	(23,261)	(23,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	8,900	254,757	35,523	26,400	190,400	23,600	23,500

Net change in cash	100	300	339	400	400	339	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$100	$300	$339	$400	$400	$339	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Cash Flows from Operating Activities:
Net (Loss) / Income	$(212)	$(648)	$(120)	$(394)	$(239)	$(95)	$(125)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	81	81	58	58	58	58	58
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	132	567	62	336	180	37	67
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(44,000)	(240,000)	(22,874)	(150,000)	(90,227)	(31,100)	(29,737)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(44,000)	(240,000)	(22,874)	(150,000)	(90,227)	(31,100)	(29,737)

Cash flow from financing activities:
Proceeds from sale of membership interests	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	44,400	240,600	23,200	150,420	90,548	31,500	30,076

Net change in cash	400	600	326	420	320	400	339
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$600	$326	$420	$320	$400	$339

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(318)	$(94)	$(49)	$(239)	$(102)	$(65)	$27,140	$(46,724)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	58	58	32	32	32	32	82	122,698
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(34,500)	(169,133)
Impairment loss on memorabilia	-	-	-	-	-	-	-	31,406
Prepaid Insurance	-	-	-	-	-	-	-	(6,566)
Prepaid Storage	-	-	-	-	-	-	-	1,881
Insurance Payable	260	36	17	207	70	32	-	38,928
Income Taxes Payable	-	-	-	-	-	-	7,278	36,637
Due to the Manager or its Affiliates								5,600
Accounts Payable	-	-	-	-	-	-	-	5,689
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-	20,416

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-	(17,750)
Investment in memorabilia	(150,000)	(15,720)	(10,600)	(146,400)	(24,000)	(22,800)	(54,000)	(13,456,919)
Proceeds from Sale of Asset	-	-	-	-	-	-	88,500	442,950
Cash provided by / (used in) investing activities	(150,000)	(15,720)	(10,600)	(146,400)	(24,000)	(22,800)	34,500	(13,031,719)

Cash flow from financing activities:
Proceeds from sale of membership interests	150,600	16,464	11,200	147,447	24,629	23,847	55,047	5,752,248
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-	7,838,548
Capital contribution from the Manager	-	-	-	-	-	-	-	3,550
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-	9,314
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-	(82,027)	(414,935)
Cash provided by / (used in) financing activities	150,420	16,120	11,060	147,205	24,400	23,605	(27,222)	13,188,725

Net change in cash	420	400	460	805	400	805	7,278	177,422
Cash beginning of year	-	-	-	-	-	-	-	24,459
Cash end of year	$420	$400	$460	$805	$400	$805	$7,278	$201,881
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-	-	$50,000
Forgiveness of amounts due to manager and Contributed to the Company/Series								$4,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on January 3, 2019. The Company’s core business is the identification, acquisition, marketing and management of memorabilia, collectible items, alcohol and digital assets, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Company is wholly owned and managed by RSE Archive Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member Delaware limited liability company wholly owned by Rally Holdings LLC (“Rally Holdings” or the “Asset Manager”). Rally Holdings is a single-member Delaware limited liability company wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). RSE Markets was the manager of the Company and served as the asset manager until March 26, 2021, at which point RSE Archive Manager, LLC and Rally Holdings replaced RSE Markets as Manager and Asset Manager, respectively. The Asset Manager is a technology and marketing company that operates the Rally Rd.TM platform (the “Platform”) and manages the Company, through the Manager, and the assets owned by the Company in its role as the Asset Manager of each Series.

The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). We intend to distribute all Offerings of the Company principally through the Platform, which includes any successor platform used by the Company for the offer and sale of interests. Each Series will own a unique Memorabilia Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits, and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) as well as certain liabilities related to expenses pre-paid by the Asset Manager. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset are referred to as “Asset Sellers.” “Current Period” refers to the time period between January 1, 2021 and December 31, 2021. “Prior Period” refers to the time period between January 1, 2020 and December 31, 2020. The Manager has assembled a network of advisors with experience in the Asset Class (an “Advisory Board”) to assist the Manager in identifying, acquiring and managing Underlying Assets, as well as other aspects of the Platform.

All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Operating Agreement.

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement, each Investor in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Fees:

Sourcing Fee: The Manager expects to receive a fee, as determined by the Manager, at the Closing of each successful Offering for its services of sourcing the Underlying Assets (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  For all Series qualified up to the date of this filing the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 1.0% of the cash proceeds from the Offering for facilitating the sale of securities.

Custody Fee: In respect to current Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee of 0.75% on Interests sold in an Offering (the “Custody Fee”).

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F – Free Cash Flow Distributions and Management Fees) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a Management Fee (as described in Note F – Free Cash Flow Distributions and Management Fees).

In the case that Free Cash Flow (as described in Note F – Free Cash Flow Distributions and Management Fees) is available and such distributions are made, at the sole discretion of the Manager, the Investors will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a Management Fee (as described in Note F – Free Cash Flow Distributions and Management Fees) for management of the applicable Underlying Asset. The Management Fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed. Each Series will continue to incur Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) on an ongoing basis.

Other:

The Manager is responsible for covering its own expenses. Certain of the Underlying Assets, such as NFTs, will be self-insured by the Manager and the Asset Manager. The Manager and the Asset Manager will take the full risk of loss on these Underlying Assets.

LIQUIDITY AND CAPITAL RESOURCES

The Company has experienced recurring net losses and negative operating cash flows since inception and neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying Assets that were sold for gains (see Note A – Description of Organization and Business Operations – Asset Dispositions).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Accumulated Deficits. Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of each of the Current Period and the Prior Period.

Period	Income / (Loss)	Net Working Capital	Accumulated Deficit
2020	($46,724)	($8,292,792)	($189,108)
2021	$1,191,789	($6,863,617)	($955,394)

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. RSE Markets, Inc. has agreed to provide the Company and each Series the financial support sufficient to meet the Company’s and each Series’ financial needs for the twelve months following the date of this filing.

At the end of each of the Current Period and the Prior Period, the Company and the Series for which Closings had occurred, had the following cash balances:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Cash Balance
Applicable Series	12/31/2021	12/31/2020
#52MANTLE	$1,450	$1,450
#71MAYS	1,600	1,600
#RLEXPEPSI	300	300
#10COBB	1,545	1,545
#POTTER	1,095	1,095
#TWOCITIES	1,495	1,495
#FROST	1,695	1,695
#BIRKINBLU	1,250	1,250
#SMURF	1,250	1,250
#70RLEX	1,172	1,200
#EINSTEIN	1,750	1,750
#HONUS	5,300	5,300
#75ALI	938	1,003
#71ALI	3,550	6,555
#APROAK	1,250	1,250
#88JORDAN	1,003	1,003
#BIRKINBOR	1,203	1,203
#33RUTH	1,003	1,003
#SPIDER1	1,003	1,003
#BATMAN3	1,003	1,003
#ULYSSES	1,950	1,950
#ROOSEVELT	400	400
#56MANTLE	1,050	1,050
#AGHOWL	1,703	1,703
#98JORDAN	-	9,408
#18ZION	605	650
#SNOOPY	800	800
#APOLLO11	1,050	1,050
#24RUTHBAT	997	1,003
#YOKO	1,750	1,750
#86JORDAN	-	8,851
#HULK1	5,774	300
#RUTHBALL1	694	700
#HIMALAYA	1,203	1,203
#38DIMAGGIO	594	600
#55CLEMENTE	594	600
#LOTR	563	563
#CATCHER	213	213
#BOND1	463	463
#SUPER21	277	300
#BATMAN1	457	534
#BIRKINTAN	456	700
#GMTBLACK1	604	634
#61JFK	334	334
#POKEMON1	534	534
#50JACKIE	833	833
#LINCOLN	634	634
#STARWARS1	269	269
#68MAYS	437	520
#56TEDWILL	520	520
#TMNT1	8,410	400
#CAPTAIN3	77	100
#51MANTLE	520	520
#CHURCHILL	220	220
#SHKSPR4	400	400
#03KOBE	460	460
#03LEBRON	520	520
#03JORDAN	520	520
#39TEDWILL	600	600
#94JETER	460	460
#2020TOPPS	150	150
#FANFOUR1	5,251	471
#85MARIO	390,060	460

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Cash Balance
Applicable Series	12/31/2021	12/31/2020
#TOS39	460	460
#DAREDEV1	2,505	320
#05LATOUR	430	430
#16SCREAG	430	430
#14DRC	430	430
#86RICE	460	460
#57MANTLE	400	400
#FAUBOURG	560	560
#SOBLACK	520	520
#GATSBY	520	520
#93DAYTONA	600	600
#09TROUT	400	400
#57STARR	400	400
#AF15	10,560	400
#03KOBE2	400	400
#JOBSMAC	400	400
#16PETRUS	430	430
#ALICE	520	520
#SPIDER10	400	400
#62MANTLE	460	460
#BATMAN6	320	320
#CLEMENTE2	400	400
#SUPER14	7,353	460
#79STELLA	572	600
#TKAM	534	534
#DIMAGGIO2	321	321
#13BEAUX	400	4,400
#88MARIO	7,364	60,400
#ANMLFARM	100	100
#NASA1	300	300
#00BRADY	339	339
#85NES	400	400
#JUSTICE1	400	400
#69KAREEM	339	339
#59JFK	400	400
#04LEBRON	400	400
#85JORDAN	600	600
#GOLDENEYE	326	326
#MOONSHOE	420	420
#03LEBRON2	320	320
#GRAPES	400	400
#34GEHRIG	339	339
#98KANGA	420	420
#06BRM	400	400
#DUNE	460	460
#86FLEER	805	805
#WILDGUN	400	400
#58PELE2	8,175	805
#18LAMAR	7,278	7,278
#13GIANNIS	320	-
#AVENGERS1	15,610	-
#04MESSI	805	-
#AVENGE57	400	-
#03TACHE	400	-
#99TMB2	340	-
#PUNCHOUT	448	-
#BULLSRING	900	-
#70AARON	340	-
#96CHARZRD	348	-
#01TIGER	366	-
#ICECLIMB	400	-
#09COBB	367	-
#51HOWE	1,005	-
#96JORDAN2	300	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Cash Balance
Applicable Series	12/31/2021	12/31/2020
#JUNGLEBOX	418	-
#59FLASH	367	-
#FOSSILBOX	355	-
#THOR	13,828	-
#POKEBLUE	448	-
#98GTA	355	-
#PICNIC	400	-
#DOMINOS	300	-
#58PELE	805	-
#09CURRY	300	-
#84JORDAN	300	-
#09BEAUX	426	-
#KEROUAC	400	-
#96JORDAN	448	-
#FEDERAL	420	-
#62BOND	711	-
#71TOPPS	500	-
#DEATON	400	-
#98ZELDA	600	-
#03JORDAN2	300	-
#WOLVERINE	3,067	-
#91JORDAN	359	-
#79GRETZKY	1,233	-
#17DUJAC	426	-
#FAUBOURG2	400	-
#MOSASAUR	400	-
#92JORDAN	448	-
#14KOBE	500	-
#03LEBRON3	500	-
#95TOPSUN	468	-
#09TROUT2	453	-
#59BOND	348	-
#OPEECHEE	500	-
#ROCKETBOX	325	-
#94JORDAN	391	-
#18LUKA	388	-
#86DK3	4,394	-
#FANFOUR5	378	-
#16KOBE	300	-
#11BELAIR	400	-
#76PAYTON	464	-
#17MAHOMES	468	-
#85MJPROMO	368	-
#96KOBE	378	-
#99CHARZRD	729	-
#68RYAN	378	-
#MARADONA	329	-
#POKEYELOW	468	-
#POKELUGIA	468	-
#XMEN1	22,880	-
#VANHALEN	300	-
#48JACKIE	400	-
#05MJLJ	400	-
#81MONTANA	378	-
#00MOUTON	426	-
#07DURANT	303	-
#56AARON	377	-
#85LEMIEUX	319	-
#87JORDAN	300	-
#AC23	420	-
#APPLE1	300	-
#GWLOTTO	377	-
#GYMBOX	386	-
#HUCKFINN	478	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Cash Balance
Applicable Series	12/31/2021	12/31/2020
#NEOBOX	378	-
#NEWTON	400	-
#NICKLAUS1	478	-
#POKEMON2	486	-
#POKERED	477	-
#RIVIERA	386	-
#SMB3	477	-
#WALDEN	486	-
#WZRDOFOZ	468	-
#60ALI	452	-
#TORNEK	600	-
#DIMAGGIO3	486	-
#POKEMON3	486	-
#58PELE3	378	-
#09CURRY2	300	-
#85ERVING	300	-
#LJKOBE	12,157	-
#80ALI	377	-
#BATMAN2	420	-
#FLASH123	420	-
#99MJRETRO	346	-
#85GPK	312	-
#IPOD	300	-
#HGWELLS	486	-
#85JORDAN2	516	-
#66ORR	456	-
#CONGRESS	400	-
#GRIFFEYJR	419	-
#01HALO	415	-
#87ZELDA	357	-
#EINSTEIN2	420	-
#SANTANA	446	-
#01TIGER2	318	-
#86JORDAN2	549	-
#TOPPSTRIO	300	-
#81BIRD	346	-
#97KOBE	410	-
#XMEN94	359	-
#09RBLEROY	400	-
#04MESSI2	400	-
#THEROCK	396	-
#XLXMEN1	359	-
#03LEBRON5	477	-
#METEORITE	400	-
#SLASH	600	-
#00BRADY2	660	-
#89TMNT	400	-
#NESWWF	400	-
#PUNK9670	600	-
#18ALLEN	453	-
#CASTLEII	400	-
#36OWENS	400	-
#BAYC601	608	-
#60MANTLE	486	-
#PUNK8103	600	-
#GHOST1	380	-
#BROSGRIMM	500	-
#HENDERSON	377	-
#KIRBY	400	-
#20HERBERT	400	-
#03RONALDO	652	-
#HONUS2	376	-
#MARX	486	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Cash Balance
Applicable Series	12/31/2021	12/31/2020
#09HARDEN	353	-
#MEEB15511	547	-
#90BATMAN	400	-
#93JETER	427	-
#SIMPSONS1	400	-
#SPIDER129	356	-
#NESDK3	400	-
#BAYC7359	600	-
#CURIO10	1,125	-
#WILDTHING	400	-
#1776	400	-
#98JORDAN2	776	-
#MACALLAN1	600	-
#BAYC9159	600	-
#FANTASY7	400	-
#SURFER4	300	-
#OHTANI1	376	-
#OHTANI2	376	-
#WILT100	400	-
#PENGUIN	300	-
#KARUIZAWA	600	-
#KOMBAT	300	-
#APPLELISA	300	-
#98MANNING	400	-
#GIJOE	338	-
#BEATLES1	300	-
#SQUIG5847	654	-
#PACQUIAO	400	-
#83JOBS	500	-
#BATMAN181	350	-
#HOBBIT	600	-
Total Series Cash Balance	$671,506	$170,336
RSE Archive	31,963	31,545
Total Cash Balance	$703,469	$201,881

The cash on the books of the Company is reserved for funding future pre-Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) or Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets) as the case may be. The cash on the books of each Series is reserved for funding of post-Closing Operating Expenses. During the Current Period, the Manager has paid for certain but not all Operating Expenses related to Series that have closed Offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions and are further described in Note B – Summary of Significant Accounting Policies – Operating Expenses.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates and members to the individual Series. Until such time as the Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) for individual Series once the Offerings are closed, at the sole discretion of the Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

INITIAL OFFERINGS

All Series, for which a closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets. Additionally, various Series have liabilities. The table outlined in Note B – Summary of Significant Accounting Policies – Members’ Equity outlines all Offerings for which a Closing has occurred during the Current Period and the Prior Period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

During the Current Period and the Prior Period, the Company received purchase offers for the Underlying Assets listed in the table below. Per the terms of the Operating Agreement, the Company, together with the Manager’s Advisory Board has evaluated the offers and has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but no Offering has occurred. Therefore, the Underlying Asset has not yet been transferred to an applicable Series before the sale. In these instances, the anticipated Offering for the Series related to such Underlying Asset is cancelled and no securities are sold.

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Initial Purchase Price	Carrying Value	Gain on Sale / (Loss)	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interests	Total Distribution to Investors / Per Interests
#71ALI	1971 “Fight of the Century” Contract	2/6/2020	$36,450	$27,500	$27,500	$8,950	$3,005	$31,000 / $15.50	$38,595 / $19.29
#98JORDAN	1998 Michael Jordan Jersey	5/11/2020	$165,000	$120,000	$120,065	$44,935	$9,408	$128,000 / $64.00	$157,328 / $78.65
#86JORDAN	1986 Fleer #57 Michael Jordan Card	6/1/2020	$80,000	$38,000	$38,052	$41,948	$8,816	$40,000 / $40.00	$71,649 / $71.64
#50JACKIE	1950 Bowman #22 Jackie Robinson Card	10/7/2020	$13,000	$9,200	$9,200	$3,800	$771	$10,000 / $1.00	$12,300 / $1.23
#88MARIO	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	12/29/2020	$60,000	$25,000	$25,000	$35,000	$7,359	$30,000 / $15.00	$53,036 / $26.51
#18LAMAR	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	12/29/2020	$88,500	$54,000	$54,000	$34,500	$7,278	$62,000 / $8.00	$82,027 / $10.58
#58PELE2	1958 Editora Aquarela Pelé Card graded PSA NM 7	2/26/2021	$62,000	$22,800	$22,800	$39,200	$8,102	$26,500 / $5.00	$54,630 / $10.30
#AF15	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	6/7/2021	$240,000	$189,000	$189,000	$51,000	$10,518	$200,000 / $25.00	$229,840 / $28.73
#TMNT	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	6/7/2021	$100,000	$59,000	$59,000	$41,000	$8,405	$65,000 / $65.00	$91,990 / $91.99
#FANFOUR1	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	6/14/2021	$126,000	$100,000	$100,063	$25,937	$5,216	$105,000 / $52.50	$121,220 / $60.61
#XMEN1	1963 X-Men #1 CGC NM 9.4 comic book	6/21/2021	$325,000	$215,000	$215,000	$110,000	$23,070	$240,000 / $20.00	$302,520 / 25.21
#APROAK (4)	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	6/28/2021	$110,000	$72,500	$72,500	$37,500	$7,264	$75,000 / $75.00	$103,970 / $103.97
#AVENGERS1	1963 Avengers #1 CGC NM + 9.6 comic book	7/9/2021	$325,000	$250,000	$250,000	$75,000	$15,610	$270,000 / $54.00	$309,850 / $61.97

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#THOR	1962 Journey Into Mystery #83 CGC NM 9.4	7/14/2021	$261,000	$195,000	$195,000	$66,000	$13,721	$215,000 / $20.00	$247,573 / $23.03
#HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	7/19/2021	$116,000	$87,000	$87,006	$28,994	$5,753	$89,000 / $44.50	$110,520 / $55.26
#WOLVERINE	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	7/22/2021	$57,000	$42,000	$42,033	$14,967	$3,030	$47,500 / $9.50	$54,300 / $10.86
#DAREDEV1	1964 Daredevil #1 CGC VF/NM 9.0 comic book	7/26/2021	$22,080	$9,500	$9,500	$12,580	$2,461	$11,500 / $1.00	$19,895 / $1.73
#SUPER14	1942 Superman #14 CGC NM 9.4 comic book	8/3/2021	$156,000	$120,000	$120,000	$36,000	$7,353	$130,000 / $25.00	$149,084 / $28.67
#85MARIO	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	8/9/2021	$2,000,000	$140,000	$140,000	$1,860,000	$390,081	$150,000 / $50.00	$1,610,400 / $536.80
#86DK3	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	8/30/2021	$60,000	$38,400	$38,600	$21,400	$4,386	$43,500 / $10.00	$55,985 / $12.87
#LJKOBE	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	11/15/2021	$215,000	$156,000	$156,299	$58,701	$12,129	$180,000 / $10.00	$203,220 / $11.29
1962 Amazing Fantasy #15 CGC VG+ 4.5 (1, 2)		3/10/2021	$26,100	$30,500	$26,106	($6)	N/A	N/A	N/A
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank (1, 3)		7/13/2021	$338,000	$410,000	$338,000	$0	N/A	N/A	N/A
1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9 (1)		8/12/2021	$1,000,000	$950,000	$950,000	$50,000	N/A	N/A	N/A
1967 Topps #569 Rod Carew A.L. Rookie Stars graded PSA Gem Mint 10 (1)		11/22/2021	$190,000	$186,000	$186,299	$3,701	N/A	N/A	N/A
1947 Jackie Robinson Original News Photograph Authenticated by PSA/DNA Type 1		11/22/2021	$356,000	$360,000	$360,299	($4,299)	N/A	N/A	N/A
1985 NES Excitebike Hangtab Video Game graded Wata 9.6 A++ (1)		11/29/2021	$210,000	$150,000	$150,000	$60,000	N/A	N/A	N/A
1959 Topps #10 Jim Brown Card graded PSA GEM MT 10 (1)		12/10/2021	$208,000	$205,200	$206,208	$1,792	N/A	N/A	N/A
Total Gain / (Loss) on Sale in 2020						$169,133
Total Gain / (Loss) on Sale in 2021						$2,589,466

(1): At the time of the sale the Underlying Asset was still owned by RSE Archive, LLC and not by any Series

(2): There was an impairment charge to 1962 Amazing Fantasy #15 CGC VG+ 4.5 in 2020 for $4,400.

(3): There was an impairment charge to 1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank in 2021 for $72,000.

(4): The sale of the Underlying Asset is a related party transaction

Upon disposition of the Underlying Asset, the Series will be dissolved upon payment of their current corporate tax liabilities and any sales tax remittance.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Any Offerings that closed as of the date of the financial statements are issued under Tier 2 of Regulation A+ and qualified under the Offering Statement. The membership interests that are issued by each individual Series do not provide the investors with any voting rights in the Series other than those detailed in the Company’s Operating Agreement. All of the control and operating decisions relating to the operations of a Series are held by the Manager in accordance with the terms as specified in the Operating Agreement. As such, upon closing of the Series, separate financial statements are presented for each such Series, and each is consolidated in the financial statements of the Company after eliminating inter-company balances and transactions.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Expenses that are incurred prior to the Closing of an Offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), maintenance, bookkeeping and accounting fees and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses.”  We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and are summarized in the table below:

Period	Pre-Closing Operating Expense Capital Contributions	Post-Closing Operating Expense Capital Contributions
2020	$53,717	$76,931
2021	$400,804	$362,899

During the Current Period and the Prior Period, the Company incurred pre-Closing Operating Expenses and the following Series had closed Offerings and incurred post-Closing Operating Expenses excluding gains on sale per the table as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Expenses
Applicable Series	12/31/2021	12/31/2020
#52MANTLE	$2,007	$2,742
#71MAYS	1,436	1,857
#RLEXPEPSI	953	1,408
#10COBB	1,271	1,632
#POTTER	1,036	1,481
#TWOCITIES	954	1,255
#FROST	944	1,246
#BIRKINBLU	1,452	1,883
#SMURF	1,072	1,564
#70RLEX	1,224	1,421
#EINSTEIN	1,010	1,251
#HONUS	5,670	7,366
#75ALI	1,356	1,865
#71ALI	-	209
#APROAK	961	2,187
#88JORDAN	1,106	1,395
#BIRKINBOR	1,401	1,749
#33RUTH	1,660	2,052
#SPIDER1	961	1,098
#BATMAN3	1,059	1,385
#ULYSSES	965	1,041
#ROOSEVELT	956	1,026
#56MANTLE	1,048	1,094
#AGHOWL	953	1,018
#98JORDAN	-	374
#18ZION	1,069	1,021
#SNOOPY	1,020	1,085
#APOLLO11	1,224	1,086
#24RUTHBAT	3,313	4,447
#YOKO	948	797
#86JORDAN	-	205
#HULK1	794	1,044
#RUTHBALL1	1,402	28,028
#HIMALAYA	2,322	2,628
#38DIMAGGIO	1,130	908
#55CLEMENTE	1,281	1,082
#LOTR	974	779
#CATCHER	946	715
#BOND1	991	819
#SUPER21	938	670
#BATMAN1	1,089	894
#BIRKINTAN	1,165	802
#GMTBLACK1	1,049	914
#61JFK	955	619
#POKEMON1	2,412	1,428
#50JACKIE	-	366
#LINCOLN	1,039	717
#STARWARS1	947	580
#68MAYS	1,243	724
#56TEDWILL	1,695	1,021
#TMNT1	569	643
#CAPTAIN3	989	614
#51MANTLE	1,220	686
#CHURCHILL	937	506
#SHKSPR4	1,112	840
#03KOBE	1,440	701

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Expenses
Applicable Series	12/31/2021	12/31/2020
#03LEBRON	1,261	606
#03JORDAN	1,336	656
#39TEDWILL	1,203	585
#94JETER	1,309	653
#2020TOPPS	1,864	877
#FANFOUR1	622	716
#85MARIO	1,552	1,162
#TOS39	1,138	526
#DAREDEV1	753	374
#05LATOUR	830	551
#16SCREAG	951	643
#14DRC	1,020	696
#86RICE	1,128	467
#57MANTLE	1,017	375
#FAUBOURG	2,181	1,397
#SOBLACK	1,568	846
#GATSBY	1,257	694
#93DAYTONA	937	469
#09TROUT	3,061	1,297
#57STARR	1,017	319
#AF15	666	488
#03KOBE2	1,223	303
#JOBSMAC	1,337	390
#16PETRUS	982	337
#ALICE	942	211
#SPIDER10	958	215
#62MANTLE	2,185	940
#BATMAN6	967	237
#CLEMENTE2	1,507	460
#SUPER14	863	342
#79STELLA	1,498	427
#TKAM	976	217
#DIMAGGIO2	960	189
#13BEAUX	901	177
#88MARIO	-	195
#ANMLFARM	941	154
#NASA1	3,297	1,092
#00BRADY	1,273	182
#85NES	1,166	179
#JUSTICE1	1,262	338
#69KAREEM	1,244	133
#59JFK	981	109
#04LEBRON	1,440	212
#85JORDAN	3,324	648
#GOLDENEYE	1,140	120
#MOONSHOE	2,367	394
#03LEBRON2	1,874	239
#GRAPES	981	95
#34GEHRIG	1,221	125
#98KANGA	2,355	318
#06BRM	871	94
#DUNE	944	49
#86FLEER	2,405	239
#WILDGUN	1,147	102
#58PELE2	394	65
#18LAMAR	-	82

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Expenses
Applicable Series	12/31/2021	12/31/2020
#13GIANNIS	1,203	-
#AVENGERS1	1,333	-

#04MESSI	1,512	-
#AVENGE57	931	-
#03TACHE	1,238	-
#99TMB2	1,463	-
#PUNCHOUT	1,762	-
#BULLSRING	3,658	-
#70AARON	1,085	-
#96CHARZRD	1,496	-
#01TIGER	1,087	-
#ICECLIMB	1,643	-
#09COBB	1,187	-
#51HOWE	1,302	-
#96JORDAN2	1,532	-
#JUNGLEBOX	1,162	-
#59FLASH	961	-
#FOSSILBOX	1,036	-
#THOR	767	-
#POKEBLUE	1,039	-
#98GTA	960	-
#PICNIC	1,504	-
#DOMINOS	794	-
#58PELE	3,958	-
#09CURRY	1,126	-
#84JORDAN	4,025	-
#09BEAUX	889	-
#KEROUAC	1,008	-
#96JORDAN	1,341	-
#FEDERAL	1,056	-
#62BOND	936	-
#71TOPPS	1,379	-
#DEATON	4,229	-
#98ZELDA	974	-
#03JORDAN2	1,091	-
#WOLVERINE	599	-
#91JORDAN	1,511	-
#79GRETZKY	7,797	-
#17DUJAC	713	-
#FAUBOURG2	2,230	-
#MOSASAUR	2,615	-
#92JORDAN	1,128	-
#14KOBE	1,430	-
#03LEBRON3	2,763	-
#95TOPSUN	1,119	-
#09TROUT2	1,104	-
#59BOND	788	-
#OPEECHEE	3,121	-
#ROCKETBOX	869	-
#94JORDAN	1,433	-
#18LUKA	859	-
#86DK3	701	-
#FANFOUR5	687	-
#16KOBE	7,658	-
#11BELAIR	574	-
#76PAYTON	1,056	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Expenses
Applicable Series	12/31/2021	12/31/2020
#17MAHOMES	2,557	-
#85MJPROMO	864	-
#96KOBE	1,233	-
#99CHARZRD	3,277	-

#68RYAN	1,087	-
#MARADONA	674	-
#POKEYELOW	953	-
#POKELUGIA	1,379	-
#XMEN1	383	-
#VANHALEN	752	-
#48JACKIE	3,864	-
#05MJLJ	915	-
#81MONTANA	817	-
#00MOUTON	251	-
#07DURANT	1,216	-
#56AARON	566	-
#85LEMIEUX	911	-
#87JORDAN	622	-
#AC23	285	-
#APPLE1	4,066	-
#GWLOTTO	297	-
#GYMBOX	377	-
#HUCKFINN	279	-
#NEOBOX	608	-
#NEWTON	803	-
#NICKLAUS1	558	-
#POKEMON2	3,559	-
#POKERED	540	-
#RIVIERA	398	-
#SMB3	442	-
#WALDEN	277	-
#WZRDOFOZ	391	-
#60ALI	1,814	-
#TORNEK	1,717	-
#DIMAGGIO3	4,529	-
#POKEMON3	378	-
#58PELE3	1,766	-
#09CURRY2	4,099	-
#85ERVING	349	-
#LJKOBE	1,241	-
#80ALI	675	-
#BATMAN2	322	-
#FLASH123	246	-
#99MJRETRO	538	-
#85GPK	371	-
#IPOD	427	-
#HGWELLS	235	-
#85JORDAN2	2,378	-
#66ORR	1,032	-
#CONGRESS	362	-
#GRIFFEYJR	435	-
#01HALO	318	-
#87ZELDA	937	-
#EINSTEIN2	288	-
#SANTANA	288	-
#01TIGER2	341	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Expenses
Applicable Series	12/31/2021	12/31/2020
#86JORDAN2	603	-
#TOPPSTRIO	814	-
#81BIRD	470	-
#97KOBE	479	-
#XMEN94	227	-
#09RBLEROY	279	-

#04MESSI2	418	-
#THEROCK	254	-
#XLXMEN1	210	-
#03LEBRON5	912	-
#METEORITE	1,357	-
#SLASH	169	-
#00BRADY2	1,576	-
#89TMNT	301	-
#NESWWF	186	-
#PUNK9670	85	-
#18ALLEN	266	-
#CASTLEII	179	-
#36OWENS	291	-
#BAYC601	79	-
#60MANTLE	7,068	-
#PUNK8103	70	-
#GHOST1	98	-
#BROSGRIMM	292	-
#HENDERSON	1,565	-
#KIRBY	248	-
#20HERBERT	291	-
#03RONALDO	624	-
#HONUS2	378	-
#MARX	237	-
#09HARDEN	196	-
#MEEB15511	56	-
#90BATMAN	237	-
#93JETER	321	-
#SIMPSONS1	114	-
#SPIDER129	106	-
#NESDK3	412	-
#BAYC7359	49	-
#CURIO10	44	-
#WILDTHING	82	-
#1776	3,044	-
#98JORDAN2	2,436	-
#MACALLAN1	582	-
#BAYC9159	22	-
#FANTASY7	204	-
#SURFER4	51	-
#OHTANI1	301	-
#OHTANI2	257	-
#WILT100	369	-
#PENGUIN	46	-
#KARUIZAWA	618	-
#KOMBAT	209	-
#APPLELISA	220	-
#98MANNING	66	-
#GIJOE	92	-
#BEATLES1	103	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Expenses
Applicable Series	12/31/2021	12/31/2020
#SQUIG5847	9	-
#PACQUIAO	42	-
#83JOBS	309	-
#BATMAN181	30	-
#HOBBIT	330	-
RSE Archive	559,925	56,249
Total Expenses	$884,885	$179,220

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Assets includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses”, which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets as well as indefinite-lived assets and will be subject to an annual test for impairment. These long-lived assets and indefinite-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the fair value of the asset. An impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. The following impairment charges were recognized during the Current Period and the Prior Period.

	Series	Impairment loss on memorabilia	Total
2020	#AMZFNT15	$4,400 (1)	$31,406
	#RUTHBALL1	$27,006
2021	#85GPK	$4,356	$402,420
	#66ORR	$43,200
	#TOPPSTRIO	$41,256
	#HENDERSON	$48,100
	#80TOPPS	$36,600
	#03LEBRON5	$21,410
	#49ROYCAMP	$20,400
	#GRIFFEYJR	$15,054
	#04PHELPS	$8,000
	#81BIRD	$10,800
	#93JETER	$15,985
	#THEROCK	$2,939
	#04MESSI2	$13,020
	1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	$72,000 (1)
	#96KOBE2	$15,000
	#14CARR	$10,100
	#POKEDEMO	$24,200

Note: All impairment charges noted in the table above were recognized prior to the Series Offering

(1)Asset was impaired and sold pre-Offering

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses related to a particular Series, which are incurred prior to the Closing of an Offering, are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. The Company does, however, retain additional cash from the proceeds of the Offering on the Series balance sheet to cover Acquisition Expenses that are anticipated prior to the Closing but incurred after the Closing of an Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering. Should a proposed Offering prove to be unsuccessful,

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties have acquired numerous Underlying Assets since the beginning of the Prior Period. For all Memorabilia Assets held as of the end of the Current Period and the Prior Period, the following table presents all costs capitalized on the acquisition of Underlying Assets during the Current Period and the Prior Period.

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#52MANTLE	(1)	$ 125,000	$ -	$ -	$ 125,000
#71MAYS	(1)	52,500	-	-	52,500
#RLEXPEPSI	(1)	16,800	-	-	16,800
#10COBB	(1)	35,000	-	-	35,000
#POTTER	(1)	65,000	5,100	-	70,100
#TWOCITIES	(1)	12,000	100	-	12,100
#FROST	(1)	10,000	100	-	10,100
#BIRKINBLU	(1)	55,500	-	-	55,500
#SMURF	(1)	29,500	-	-	29,500
#70RLEX	(1)	17,900	28	-	17,928
#EINSTEIN	(1)	11,000	100	-	11,100
#HONUS	(1)	500,028	-	-	500,028
#75ALI	(1)	44,000	65	-	44,065
#88JORDAN	(1)	20,000	-	-	20,000
#BIRKINBOR	(1)	50,000	-	-	50,000
#33RUTH	(1)	74,000	-	-	74,000
#SPIDER1	(1)	20,000	-	-	20,000
#BATMAN3	(1)	75,000	-	-	75,000
#ULYSSES	(1)	22,000	100	-	22,100
#ROOSEVELT	(1)	17,000	200	-	17,200
#56MANTLE	(1)	9,000	-	-	9,000
#AGHOWL	(1)	15,500	100	-	15,600
#18ZION	(1)	13,500	45	-	13,545
#SNOOPY	(1)	24,000	-	-	24,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#APOLLO11	(1)	30,000	-	-	30,000
#24RUTHBAT	(1)	250,000	6	-	250,006
#YOKO	(1)	12,500	100	-	12,600
#RUTHBALL1	(1)	27,000	6	27,006	-
#HIMALAYA	(1)	130,000	-	-	130,000
#38DIMAGGIO	(1)	20,000	6	-	20,006
#55CLEMENTE	(1)	36,000	6	-	36,006
#LOTR	(1)	27,500	100	-	27,600
#CATCHER	(1)	11,500	100	-	11,600
#BOND1	(1)	37,000	100	-	37,100
#SUPER21	(1)	7,000	23	-	7,023
#BATMAN1	(1)	68,500	77	-	68,577
#BIRKINTAN	(1)	25,000	244	-	25,244
#GMTBLACK1	(1)	25,000	30	-	25,030
#61JFK	(1)	16,250	100	-	16,350
#POKEMON1	(1)	118,000	-	-	118,000
#LINCOLN	(1)	64,000	925	-	64,925
#STARWARS1	(1)	10,000	-	-	10,000
#68MAYS	(1)	32,000	83	-	32,083
#56TEDWILL	(1)	80,000	-	-	80,000
#CAPTAIN3	(1)	35,500	23	-	35,523
#51MANTLE	(1)	29,500	-	-	29,500
#CHURCHILL	(1)	6,500	100	-	6,600
#SHKSPR4	(1)	105,000	100	-	105,100
#03KOBE	(1)	44,000	-	-	44,000
#03LEBRON	(1)	25,000	-	-	25,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#03JORDAN	(1)	33,000	-	-	33,000
#39TEDWILL	(1)	27,750	-	-	27,750
#94JETER	(1)	39,000	-	-	39,000
#2020TOPPS	(1)	98,000	-	-	98,000
#TOS39	(1)	120,000	-	-	120,000
#05LATOUR	(1)	7,442	-	-	7,442
#16SCREAG	(1)	31,944	-	-	31,944
#14DRC	(1)	45,980	-	-	45,980
#86RICE	(1)	20,000	-	-	20,000
#57MANTLE	(1)	8,000	-	-	8,000
#FAUBOURG	(1)	115,000	-	-	115,000
#SOBLACK	(1)	50,000	253	-	50,253
#GATSBY	(1)	185,000	100	-	185,100
#93DAYTONA	(1)	37,000	-	-	37,000
#09TROUT	(1)	225,000	-	-	225,000
#57STARR	(1)	8,000	-	-	8,000
#03KOBE2	(1)	21,000	-	-	21,000
#JOBSMAC	(1)	35,000	-	-	35,000
#16PETRUS	(1)	38,236	-	-	38,236
#ALICE	(1)	9,200	100	-	9,300
#SPIDER10	(1)	18,000	-	-	18,000
#62MANTLE	(1)	132,000	-	-	132,000
#BATMAN6	(1)	23,500	-	-	23,500
#CLEMENTE2	(1)	60,000	-	-	60,000
#79STELLA	(1)	61,500	28	-	61,528
#TKAM	(1)	28,500	100	-	28,600
#DIMAGGIO2	(1)	17,625	79	-	17,704

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#13BEAUX	(1)	21,877	-	-	21,877
#ANMLFARM	(1)	8,700	100	-	8,800
#NASA1	(1)	250,000	4,457	-	254,457
#00BRADY	(1)	35,123	61	-	35,184
#85NES	(1)	26,000	-	-	26,000
#JUSTICE1	(1)	190,000	-	-	190,000
#69KAREEM	(1)	23,200	61	-	23,261
#59JFK	(1)	23,000	100	-	23,100
#04LEBRON	(1)	44,000	-	-	44,000
#85JORDAN	(1)	240,000	-	-	240,000
#GOLDENEYE	(1)	22,800	74	-	22,874
#MOONSHOE	(1)	150,000	-	-	150,000
#03LEBRON2	(1)	90,100	127	-	90,227
#GRAPES	(1)	31,000	100	-	31,100
#34GEHRIG	(1)	29,676	61	-	29,737
#98KANGA	(1)	150,000	-	-	150,000
#06BRM	(1)	15,720	-	-	15,720
#DUNE	(1)	10,500	100	-	10,600
#86FLEER	(1)	146,400	-	-	146,400
#WILDGUN	(1)	24,000	-	-	24,000
#13GIANNIS	(1)	19,600	127	-	19,727
#04MESSI	(1)	39,600	-	-	39,600
#AVENGE57	(1)	17,000	-	-	17,000
#03TACHE	(1)	70,192	-	-	70,192
#99TMB2	(1)	50,300	80	-	50,380
#PUNCHOUT	(1)	80,000	27	-	80,027
#BULLSRING	(1)	249,600	-	-	249,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#70AARON	(1)	16,122	80	-	16,202
#96CHARZRD	(1)	57,877	169	-	58,046
#01TIGER	(1)	15,600	82	-	15,682
#ICECLIMB	(1)	70,000	-	-	70,000
#09COBB	(1)	27,600.00	80.98	-	27,681
#51HOWE	(1)	39,600	-	-	39,600
#96JORDAN2	(1)	47,880	768	-	48,648
#JUNGLEBOX	(1)	30,100	30	-	30,130
#59FLASH	(1)	58,000	33	-	58,033
#FOSSILBOX	(1)	18,000	45	-	18,045
#POKEBLUE	(1)	20,000	27	-	20,027
#98GTA	(1)	13,200	45	-	13,245
#PICNIC	(1)	48,000	-	-	48,000
#DOMINOS	(1)	8,468	132	-	8,600
#58PELE	(1)	288,000	-	-	288,000
#09CURRY	(1)	22,800	306	-	23,106
#84JORDAN	(1)	312,500	5,486	-	317,986
#09BEAUX	(1)	29,475	-	-	29,475
#KEROUAC	(1)	85,000	100	-	85,100
#96JORDAN	(1)	42,000	-	-	42,000
#FEDERAL	(1)	120,000	100	-	120,100
#62BOND	(1)	76,455	462	-	76,917
#71TOPPS	(1)	60,000	551	-	60,551
#DEATON	(1)	250,000	-	-	250,000
#98ZELDA	(1)	20,000	106	-	20,106
#03JORDAN2	(1)	36,000	306	-	36,306

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#91JORDAN	(1)	67,200	306	-	67,506
#79GRETZKY	(1)	720,000	551	-	720,551
#17DUJAC	(1)	23,232	-	-	23,232
#FAUBOURG2	(1)	150,000	-	-	150,000
#MOSASAUR	(1)	17,813	-	-	17,813
#92JORDAN	(1)	36,000	-	-	36,000
#14KOBE	(1)	69,300	585	-	69,885
#03LEBRON3	(1)	204,000	551	-	204,551
#95TOPSUN	(1)	50,000	-	-	50,000
#09TROUT2	(1)	50,000	15	-	50,015
#59BOND	(1)	68,221	463	-	68,684
#OPEECHEE	(1)	252,000	551	-	252,551
#ROCKETBOX	(1)	25,100	75	-	25,175
#94JORDAN	(1)	73,200	306	-	73,506
#18LUKA	(1)	22,322	80	-	22,402
#FANFOUR5	(1)	72,000	200	-	72,200
#16KOBE	(1)	631,200	6,250	-	637,450
#11BELAIR	(1)	18,995	-	-	18,995
#76PAYTON	(1)	53,500	4	-	53,504
#17MAHOMES	(1)	215,000	-	-	215,000
#85MJPROMO	(1)	22,500	100	-	22,600
#96KOBE	(1)	67,200	290	-	67,490
#99CHARZRD	(1)	300,000	200	-	300,200
#68RYAN	(1)	60,000	173	-	60,173
#MARADONA	(1)	11,211	71	-	11,282
#POKEYELOW	(1)	46,500	-	-	46,500
#POKELUGIA	(1)	95,000	-	-	95,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#VANHALEN	(1)	54,000	306	-	54,306
#48JACKIE	(1)	340,000	-	-	340,000
#05MJLJ	(1)	72,000	-	-	72,000
#81MONTANA	(1)	63,000	100	-	63,100
#00MOUTON	(1)	23,449	-	-	23,449
#07DURANT	(1)	115,200	908	-	116,108
#56AARON	(1)	40,800	299	-	41,099
#85LEMIEUX	(1)	78,000	217	-	78,217
#87JORDAN	(1)	45,100	146	-	45,246
#AC23	(1)	24,000	-	-	24,000
#APPLE1	(1)	736,863	6,045	-	742,908
#GWLOTTO	(1)	25,713	496	-	26,209
#GYMBOX	(1)	15,000	157	-	15,157
#HUCKFINN	(1)	18,000	100	-	18,100
#NEOBOX	(1)	40,133	250	-	40,383
#NEWTON	(1)	255,000	100	-	255,100
#NICKLAUS1	(1)	34,499	-	-	34,499
#POKEMON2	(1)	375,000	-	-	375,000
#POKERED	(1)	34,500	-	-	34,500
#RIVIERA	(1)	22,680	132	-	22,812
#SMB3	(1)	21,500	-	-	21,500
#WALDEN	(1)	17,000	100	-	17,100
#WZRDOFOZ	(1)	80,000	100	-	80,100
#60ALI	(1)	210,000	299	-	210,299
#TORNEK	(1)	153,000	-	-	153,000
#DIMAGGIO3	(1)	415,000	-	-	415,000
#POKEMON3	(1)	552,000	-	-	552,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#09CURRY2	(1)	451,200	1,949	-	453,149
#80ALI	(1)	60,000	299	-	60,299
#58PELE3	(1)	180,000	778	-	180,778
#BATMAN2	(1)	76,000	-	-	76,000
#85ERVING	(1)	37,200	299	-	37,499
#99MJRETRO	(1)	43,200	670	-	43,870
#FLASH123	(1)	25,000	-	-	25,000
#85GPK	(1)	17,900	88	4,356	13,632
#IPOD	(1)	21,995	215	-	22,210
#HGWELLS	(1)	40,000	100	-	40,100
#85JORDAN2	(1)	230,000	-	-	230,000
#SANTANA	(1)	57,500	-	-	57,500
#CONGRESS	(1)	98,200	100	-	98,300
#66ORR	(1)	85,200	306	43,200	42,306
#01TIGER2	(1)	15,300	82	-	15,382
#GRIFFEYJR	(1)	30,000	-	15,054	14,946
#87ZELDA	(1)	100,000	63	-	100,063
#01HALO	(1)	13,750	63	-	13,813
#EINSTEIN2	(1)	70,000	-	-	70,000
#86JORDAN2	(1)	73,200	456	-	73,656
#97KOBE	(1)	57,600	456	-	58,056
#XMEN94	(1)	57,555	94	-	57,649
#TOPPSTRIO	(1)	75,000	217	41,256	33,961
#81BIRD	(1)	39,600	670	10,800	29,470
#THEROCK	(1)	17,878	4	2,939	14,942
#04MESSI2	(1)	45,000	-	13,020	31,980
#09RBLEROY	(1)	96,285	-	-	96,285

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#XLXMEN1	(1)	57,000	94	-	57,094
#03LEBRON5	(1)	95,000	-	21,410	73,590
#SLASH	(1)	50,000	-	-	50,000
#METEORITE	(1)	272,500	-	-	272,500
#89TMNT	(1)	20,000	95	-	20,095
#00BRADY2	(1)	312,000	1,339	-	313,339
#NESWWF	(1)	15,000	27	-	15,027
#PUNK9670	(1)	62,100	4	-	62,103
#18ALLEN	(1)	32,500	22	-	32,522
#CASTLEII	(1)	15,000	27	-	15,027
#36OWENS	(1)	20,000	99	-	20,099
#BAYC601	(1)	143,818	108	-	143,926
#60MANTLE	(1)	800,000	-	-	800,000
#PUNK8103	(1)	500,000	-	-	500,000
#GHOST1	(1)	11,561	96	-	11,657
#KIRBY	(1)	50,000	27	-	50,027
#20HERBERT	(1)	60,000	-	-	60,000
#HENDERSON	(1)	180,100	325	48,100	132,325
#03RONALDO	(1)	156,000	606	-	156,606
#BROSGRIMM	(1)	112,500	333	-	112,833
#HONUS2	(1)	85,200	606	-	85,806
#MARX	(1)	105,000	100	-	105,100
#MEEB15511	(1)	67,735	47	-	67,782
#90BATMAN	(1)	50,000	27	-	50,027
#09HARDEN	(1)	22,800	456	-	23,256
#SIMPSONS1	(1)	15,000	27	-	15,027
#SPIDER129	(1)	36,000	146	-	36,146

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#93JETER	(1)	31,100	50	15,985	15,165
#NESDK3	(1)	100,000	86	-	100,086
#BAYC7359	(1)	165,302	87	-	165,389
#CURIO10	(1)	66,694	625	-	67,319
#WILDTHING	(1)	15,000	100	-	15,100
#1776	(1)	1,450,000	1,500	-	1,451,500
#MACALLAN1	(1)	11,914	-	-	11,914
#98JORDAN2	(1)	288,000	908	-	288,908
#BAYC9159	(1)	188,500	-	-	188,500
#FANTASY7	(1)	35,000	48	-	35,048
#SURFER4	(1)	67,000	208	-	67,208
#OHTANI1	(1)	80,400	606	-	81,006
#OHTANI2	(1)	65,000	100	-	65,100
#WILT100	(1)	100,000	-	-	100,000
#PENGUIN	(1)	52,111	178	-	52,289
#KARUIZAWA	(1)	57,868	-	-	57,868
#KOMBAT	(1)	79,200	366	-	79,566
#APPLELISA	(1)	94,949	1,100	-	96,049
#98MANNING	(1)	19,000	-	-	19,000
#GIJOE	(1)	37,663	63	-	37,726
#BEATLES1	(1)	20,313	593	-	20,906
#SQUIG5847	(1)	56,086	154	-	56,240
#PACQUIAO	(1)	14,150	-	-	14,150
#83JOBS	(1)	66,466	1,100	-	67,566
#BATMAN181	(1)	41,001	50	-	41,051
#HOBBIT	(1)	68,750	100	-	68,850
#POPEYE	(2)	90,000	77	-	90,077

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#OBIWAN	(2)	9,999	76	-	10,075
#HAMILTON1	(2)	28,800	-	-	28,800
#GIANNIS2	(2)	360,000	670	-	360,670
#03SERENA	(2)	75,000	-	-	75,000
#86BONDS	(2)	6,500	35	-	6,535
#MOBYDICK	(2)	60,000	100	-	60,100
#IPADPROTO	(2)	10,200	-	-	10,200
#FORTNITE	(2)	13,200	143	-	13,343
#IROBOT	(2)	5,000	131	-	5,131
#05RODGERS	(2)	50,000	-	-	50,000
#18OSAKA	(2)	10,000	100	-	10,100
#LEICAGOLD	(2)	27,570	253	-	27,822
#MARIO64	(2)	102,000	143	-	102,143
#MEGALODON	(2)	450,000	-	-	450,000
#BLASTOISE	(2)	216,000	412	-	216,412
#96KOBE2	(2)	240,000	1,339	15,000	226,339
#ALDRIN11	(2)	129,694	1,083	-	130,777
#NEWWORLD	(2)	10,625	131	-	10,756
#SHOWCASE4	(2)	67,000	36	-	67,036
#MARIOKART	(2)	66,000	143	-	66,143
#JAWA	(2)	25,063	63	-	25,126
#GWTW	(2)	21,250	73	-	21,323
#MACALLAN2	(2)	35,402	-	-	35,402
#SKYWALKER	(2)	14,278	110	-	14,388
#15COBB	(2)	70,000	-	-	70,000
#BRADBURY	(2)	13,750	131	-	13,881

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series	Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#KELLER	(2)	11,250	310	-	11,560
#GRIFFEY2	(2)	13,701	78	-	13,779
#CONTRA	(2)	60,000	143	-	60,143
#ENIGMA	(2)	299,981	2,550	-	302,531
#SUPREMEPB	(2)	52,500	-	-	52,500
#APEOD	(2)	28,000	-	-	28,000
#00NEWMAN	(2)	12,800	398	-	13,198
#13MUSIGNY	(2)	222,720	-	-	222,720
#14CARR	(2)	16,600	15	10,100	6,515
#POKEDEMO	(2)	26,400	200	24,200	2,400
#03LEBRON4	(2)	252,000	218	-	252,218
#08LEBRON	(2)	150,000	-	-	150,000
#65NAMATH	(2)	198,000	299	-	198,299
#61MANTLE	(2)	372,000	299	-	372,299
#54AARON	(2)	206,400	1,339	-	207,739
#57ROBINSN	(2)	48,000	118	-	48,118
#NIKEPROTO	(2)	200,000	1,815	-	201,815
#80TOPPS	(2)	69,000	217	36,600	32,617
#49ROYCAMP	(2)	63,000	299	20,400	42,899
#03LEBRON6	(2)	120,000	-	-	120,000
#84ELWAY	(2)	7,100	60	-	7,160
#MEGACRACK	(2)	74,000	-	-	74,000
#MBAPPE	(2)	21,655	98	-	21,753
#57UNITAS	(2)	42,500	-	-	42,500
#86EWING	(2)	4,000	-	-	4,000
#08BOLT	(2)	18,000	10	-	18,010

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs (continued)
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#92HAMM	(2)	10,000	81	-	10,081
#96TIGER	(2)	49,037	150	-	49,187
#04PHELPS	(2)	28,000	50	8,000	20,050
#ORIGIN	(2)	265,000	100	-	265,100
#96CHROME	(2)	31,200	218	-	31,418
#RABBIT	(2)	40,000	248	-	40,248
#JEKYLL	(2)	16,250	248	-	16,498
#TREASURE	(2)	18,750	248	-	18,998
#NBAJAM	(2)	55,000	-	-	55,000
#FURY	(2)	27,500	100	-	27,600
#TENDER	(2)	25,000	100	-	25,100
#LOTF	(2)	11,000	100	-	11,100
#FAREWELL	(2)	13,500	100	-	13,600
#EMERALD	(2)	31,200	366	-	31,566
#03FEDERER	(2)	10,000	35	-	10,035
#SUPERBWL1	(2)	19,500	35	-	19,535
#APOLLO14	(2)	52,500	135	-	52,635
#NIKON1	(2)	23,438	253	-	23,691
#YEEZY	(2)	37,500	-	-	37,500
#39AA	(2)	37,500	101	-	37,601
#84JORDAN2	(2)	-	5,206	-	5,206
#SMB2	(2)	280,000	134	-	280,134
#PUNK5883	(2)	560,000	-	-	560,000
#BAYC4612	(2)	660,000	-	-	660,000
Total		$ 31,068,304	$ 84,907	$ 357,426	$ 30,795,785
Underlying Assets owned at December 31, 2021 and previous period were as follow:
Underlying assets at December 31, 2019		$ 1,578,478	$ 5,700	$ -	$ 1,584,178
Underlying assets at December 31, 2020		$ 13,162,029	$ 34,424	$ 27,006	$ 13,169,447
Underlying assets at December 31, 2021		$ 16,327,797	$ 44,783	$ 330,420	$ 16,042,160
Grant Total		$ 31,068,304	$ 84,907	$ 357,426	$ 30,795,785

(1)Offering for Series Interests closed at the end of the Current Period and Underlying Asset owned by applicable Series.

(2)At the end of the Current Period owned by the Company and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

7.Members’ Equity:

Members’ equity for the Company and any Series consists of Membership Contributions, Capital Contributions, Distributions and Retained Earnings/(Accumulated Deficit).

Membership Contributions are made to a Series from a successful Closing of an Offering and are calculated by taking the amount of membership Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of the successfully closed Offering. These expenses will not be incurred by the Company, the applicable Series or the Manager, if an Offering does not close.

Capital Contributions are made by the Manager to cover Operating Expenses for which the Manager has elected not to be reimbursed. In addition, in the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as a “Capital Contribution for loss at Offering close”.

The below table outlines Membership Contributions and Uses for closed Offerings:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#52MANTLE	10/25/2019	$132,000	$1,320	$3,090	$990	$126,600
#71MAYS	10/31/2019	57,000	570	1,830	500	54,100
#RLEXPEPSI	11/6/2019	17,800	178	22	500	17,100
#10COBB	11/14/2019	39,000	390	1,510	500	36,600
#POTTER	11/21/2019	72,000	720	-	540	70,740
#TWOCITIES	11/21/2019	14,500	145	55	500	13,800
#FROST	11/21/2019	13,500	135	865	500	12,000
#BIRKINBLU	11/27/2019	58,000	580	170	500	56,750
#SMURF	11/27/2019	34,500	345	2,905	500	30,750
#70RLEX	12/6/2019	20,000	200	50	500	19,250
#EINSTEIN	12/13/2019	14,500	145	855	500	13,000
#HONUS	12/26/2019	520,000	5,200	5,572	3,900	505,328
#75ALI	12/29/2019	46,000	460	-	500	45,040
#88JORDAN	1/27/2020	22,000	220	230	500	21,050
#BIRKINBOR	2/20/2020	52,500	525	225	500	51,250
#33RUTH	2/26/2020	77,000	770	603	578	75,050
#SPIDER1	3/4/2020	22,000	220	230	500	21,050
#BATMAN3	3/4/2020	78,000	780	585	585	76,050
#ULYSSES	3/10/2020	25,500	255	695	500	24,050
#ROOSEVELT	3/10/2020	19,500	195	1,008	500	17,797
#56MANTLE	3/11/2020	10,000	100	-	500	9,400
#AGHOWL	3/11/2020	19,000	190	810	500	17,500
#18ZION	4/2/2020	15,000	150	200	500	14,150
#SNOOPY	4/7/2020	25,500	255	-	500	24,745
#APOLLO11	4/19/2020	32,000	320	130	500	31,050
#24RUTHBAT	5/3/2020	255,000	2,550	-	1,913	250,538

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#YOKO	5/11/2020	16,000	160	840	500	14,500
#RUTHBALL1	5/24/2020	29,000	290	510	500	27,700
#HIMALAYA	5/27/2020	140,000	1,400	6,300	1,050	131,250
#38DIMAGGIO	6/4/2020	22,000	220	680	500	20,600
#55CLEMENTE	6/4/2020	38,000	380	520	500	36,600
#LOTR	6/12/2020	29,000	290	10	500	28,200
#CATCHER	6/12/2020	12,500	125	25	500	11,850
#BOND1	6/12/2020	39,000	390	510	500	37,600
#SUPER21	6/17/2020	8,500	85	615	500	7,300
#BATMAN1	6/18/2020	71,000	710	658	533	69,100
#BIRKINTAN	6/25/2020	28,000	280	1,520	500	25,700
#GMTBLACK1	6/25/2020	28,000	280	1,520	500	25,700
#61JFK	7/7/2020	23,000	230	5,520	500	16,750
#POKEMON1	7/8/2020	125,000	1,250	4,213	938	118,600
#LINCOLN	7/9/2020	80,000	800	13,900	600	64,700
#STARWARS1	7/14/2020	12,000	120	980	500	10,400
#68MAYS	7/26/2020	39,000	390	5,510	500	32,600
#56TEDWILL	7/26/2020	90,000	900	7,825	675	80,600
#CAPTAIN3	7/30/2020	37,000	370	464	500	35,666
#51MANTLE	7/30/2020	34,000	340	3,060	500	30,100
#CHURCHILL	8/6/2020	7,500	75	25	500	6,900
#SHKSPR4	8/6/2020	115,000	1,150	7,282	863	105,705
#03KOBE	8/16/2020	50,000	500	4,400	500	44,600
#03LEBRON	8/16/2020	34,000	340	7,560	500	25,600
#03JORDAN	8/16/2020	41,000	410	6,490	500	33,600
#39TEDWILL	8/24/2020	28,000	280	-	500	27,220
#94JETER	8/24/2020	45,000	450	4,450	500	39,600
#2020TOPPS	8/25/2020	100,000	1,000	100	750	98,150

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#TOS39	9/15/2020	135,000	1,350	12,038	1,013	120,600
#05LATOUR	9/15/2020	9,800	98	1,161	500	8,042
#16SCREAG	9/15/2020	39,000	390	5,566	500	32,544
#14DRC	9/15/2020	54,000	540	6,380	500	46,580
#86RICE	9/15/2020	23,000	230	1,670	500	20,600
#57MANTLE	9/21/2020	8,000	80	-	500	7,420
#FAUBOURG	9/21/2020	150,000	1,500	31,675	1,125	115,700
#SOBLACK	10/1/2020	56,000	560	4,087	500	50,853
#GATSBY	10/1/2020	200,000	2,000	10,800	1,500	185,700
#93DAYTONA	10/1/2020	42,000	420	3,480	500	37,600
#09TROUT	10/8/2020	225,000	2,250	-	1,688	221,063
#57STARR	10/8/2020	8,000	80	-	500	7,420
#03KOBE2	10/22/2020	23,000	230	641	500	21,629
#JOBSMAC	10/22/2020	50,000	500	13,168	500	35,832
#16PETRUS	11/3/2020	45,000	450	5,214	500	38,836
#ALICE	11/3/2020	12,000	120	1,480	500	9,900
#SPIDER10	11/3/2020	21,000	210	1,688	500	18,602
#62MANTLE	11/4/2020	150,000	1,500	14,775	1,125	132,600
#BATMAN6	11/4/2020	27,000	270	2,330	500	23,900
#CLEMENTE2	11/9/2020	70,000	700	8,173	525	60,602
#79STELLA	11/16/2020	69,000	690	5,693	518	62,100
#TKAM	11/16/2020	32,000	320	1,980	500	29,200
#DIMAGGIO2	11/18/2020	21,000	210	2,036	500	18,254
#13BEAUX	11/23/2020	25,500	255	2,124	500	22,621
#ANMLFARM	11/23/2020	10,000	100	434	500	8,966
#NASA1	11/25/2020	300,000	3,000	39,763	2,250	254,987
#00BRADY	11/30/2020	45,000	450	8,298	500	35,752
#85NES	11/30/2020	32,000	320	4,321	500	26,859
#JUSTICE1	12/7/2020	215,000	2,150	20,635	1,613	190,602
#69KAREEM	12/7/2020	27,500	275	2,896	500	23,829
#59JFK	12/7/2020	26,000	260	1,538	500	23,702

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#04LEBRON	12/7/2020	50,000	500	4,371	500	44,629
#85JORDAN	12/7/2020	250,000	2,500	5,025	1,875	240,600
#GOLDENEYE	12/14/2020	25,000	250	808	500	23,442
#MOONSHOE	12/14/2020	180,000	1,800	26,250	1,350	150,600
#03LEBRON2	12/14/2020	100,000	1,000	7,523	750	90,728
#GRAPES	12/14/2020	39,000	390	6,408	500	31,702
#34GEHRIG	12/14/2020	35,000	350	3,845	500	30,305
#98KANGA	12/14/2020	170,000	1,700	16,425	1,275	150,600
#06BRM	12/14/2020	18,500	185	1,351	500	16,464
#DUNE	12/22/2020	13,250	133	1,418	500	11,200
#86FLEER	12/22/2020	165,000	1,650	14,666	1,238	147,447
#WILDGUN	12/22/2020	28,000.00	280.00	2,590.58	500.00	24,629.42
#13GIANNIS	1/13/2021	25,000	250	4,023	500	20,228
#04MESSI	1/13/2021	45,000	450	3,403	500	40,647
#AVENGE57	1/13/2021	20,000	200	1,698	500	17,602
#03TACHE	1/13/2021	78,000	780	5,699	585	70,936
#99TMB2	1/13/2021	60,000	600	8,000	500	50,900
#PUNCHOUT	1/13/2021	90,000	900	7,825	675	80,600
#BULLSRING	1/13/2021	300,000	3,000	44,008	2,250	250,742
#70AARON	1/13/2021	18,000	180	598	500	16,722
#96CHARZRD	1/13/2021	65,000	650	5,304	500	58,546
#01TIGER	1/13/2021	18,500	185	1,615	500	16,200
#ICECLIMB	1/13/2021	80,000	800	7,958	600	70,642
#09COBB	1/19/2021	32,000	320	2,980	500	28,200
#51HOWE	1/19/2021	45,000	450	3,445	500	40,605
#96JORDAN2	1/19/2021	54,000	540	3,691	500	49,269
#JUNGLEBOX	1/19/2021	34,500	345	2,955	500	30,700
#59FLASH	1/25/2021	65,000	650	5,129	500	58,721
#FOSSILBOX	1/25/2021	21,000	210	1,569	500	18,721
#POKEBLUE	1/27/2021	24,000	240	2,660	500	20,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#98GTA	1/27/2021	15,750	158	1,172	500	13,921
#PICNIC	1/27/2021	54,000	540	4,358	500	48,602
#DOMINOS	1/27/2021	11,000	110	1,169	500	9,221
#58PELE	1/28/2021	315,000	3,150	20,441	2,363	289,047
#09CURRY	2/2/2021	25,000	250	524	500	23,726
#84JORDAN	2/2/2021	375,000	3,750	49,831	2,813	318,606
#09BEAUX	2/2/2021	34,000	340	3,085	500	30,075
#KEROUAC	2/7/2021	98,000	980	10,583	735	85,702
#96JORDAN	2/7/2021	48,000	480	4,420	500	42,600
#FEDERAL	2/7/2021	150,000	1,500	26,675	1,125	120,700
#62BOND	2/7/2021	93,000	930	13,593	698	77,780
#71TOPPS	2/17/2021	68,000	680	5,759	510	61,051
#DEATON	2/17/2021	285,000	2,850	27,283	2,138	252,730
#98ZELDA	2/17/2021	23,500	235	2,165	500	20,600
#03JORDAN2	2/22/2021	42,000	420	4,154	500	36,926
#91JORDAN	2/24/2021	70,000	700	590	525	68,185
#79GRETZKY	2/25/2021	800,000	8,000	64,216	6,000	721,784
#17DUJAC	3/8/2021	26,000	260	1,408	500	23,832
#FAUBOURG2	3/8/2021	165,000	1,650	11,483	1,238	150,629
#MOSASAUR	3/15/2021	30,000	300	8,658	500	20,543
#92JORDAN	3/15/2021	42,000	420	4,480	500	36,600
#14KOBE	3/15/2021	78,000	780	6,250	585	70,385
#03LEBRON3	3/15/2021	230,000	2,300	20,924	1,725	205,051
#95TOPSUN	3/15/2021	60,000	600	8,300	500	50,600
#09TROUT2	3/16/2021	56,000	560	4,340	500	50,600
#59BOND	3/16/2021	82,000	820	11,381	615	69,184
#OPEECHEE	3/16/2021	300,000	3,000	41,699	2,250	253,051
#ROCKETBOX	3/22/2021	28,500	285	1,894	500	25,821
#94JORDAN	3/22/2021	85,000	850	9,295	638	74,217
#18LUKA	4/6/2021	26,500	265	2,813	500	22,922
#FANFOUR5	4/6/2021	80,000	800	5,900	600	72,700
#16KOBE	4/6/2021	800,000	8,000	147,929	6,000	638,071
#11BELAIR	4/6/2021	22,000	220	1,541	500	19,739

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#76PAYTON	4/6/2021	65,000	650	9,750	500	54,100
#17MAHOMES	4/6/2021	300,000	3,000	79,150	2,250	215,600
#85MJPROMO	4/6/2021	28,000	280	4,120	500	23,100
#96KOBE	4/9/2021	77,000	770	7,662	578	67,990
#99CHARZRD	4/9/2021	350,000	3,500	42,825	2,625	301,050
#68RYAN	4/9/2021	70,000	700	8,102	525	60,673
#MARADONA	4/9/2021	14,000	140	1,428	500	11,932
#POKEYELOW	4/13/2021	55,000	550	6,850	500	47,100
#POKELUGIA	4/13/2021	110,000	1,100	12,475	825	95,600
#VANHALEN	4/15/2021	62,000	620	5,954	500	54,926
#48JACKIE	4/15/2021	375,000	3,750	27,717	2,813	340,721
#05MJLJ	7/1/2021	82,000	820	7,949	615	72,616
#81MONTANA	7/1/2021	70,000	700	5,175	525	63,600
#00MOUTON	7/1/2021	27,000	270	2,181	500	24,049
#07DURANT	7/1/2021	117,000	1,170	-	878	114,953
#56AARON	7/1/2021	50,000	500	7,401	500	41,599
#85LEMIEUX	7/1/2021	87,500	875	7,251	656	78,717
#87JORDAN	7/1/2021	50,000	500	3,188	500	45,812
#AC23	7/1/2021	28,000	280	2,620	500	24,600
#APPLE1	7/1/2021	825,000	8,250	65,355	6,188	745,208
#GWLOTTO	7/1/2021	35,000	350	7,442	500	26,709
#GYMBOX	7/1/2021	18,000	180	1,663	500	15,657
#HUCKFINN	7/1/2021	22,000	220	2,580	500	18,700
#NEOBOX	7/1/2021	45,000	450	3,167	500	40,883
#NEWTON	7/1/2021	300,000	3,000	38,929	2,250	255,821
#NICKLAUS1	7/1/2021	40,000	400	4,001	500	35,099
#POKEMON2	7/1/2021	415,000	4,150	32,138	3,113	375,600
#POKERED	7/1/2021	40,000	400	4,000	500	35,100
#RIVIERA	7/1/2021	30,000	300	5,888	500	23,312
#SMB3	7/1/2021	25,000	250	2,150	500	22,100
#WALDEN	7/1/2021	20,500	205	2,095	500	17,700
#WZRDOFOZ	7/1/2021	90,000	900	7,725	675	80,700
#60ALI	7/14/2021	235,000	2,350	20,014	1,763	210,873
#TORNEK	7/14/2021	165,000	1,650	8,513	1,238	153,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#DIMAGGIO3	7/14/2021	450,000	4,500	26,525	3,375	415,600
#POKEMON3	7/14/2021	600,000	6,000	36,900	4,500	552,600
#58PELE3	7/28/2021	225,000	2,250	39,785	1,688	181,278
#09CURRY2	7/28/2021	525,000	5,250	62,158	3,938	453,655
#85ERVING	7/28/2021	45,000	450	6,044	500	38,006
#80ALI	7/28/2021	75,000	750	12,888	563	60,799
#BATMAN2	7/28/2021	85,000	850	6,913	638	76,600
#FLASH123	7/28/2021	29,000	290	2,610	500	25,600
#99MJRETRO	7/28/2021	50,000	500	4,630	500	44,370
#85GPK	7/28/2021	12,000	120	-	500	11,380
#IPOD	7/28/2021	25,000	250	1,539	500	22,711
#HGWELLS	8/2/2021	46,500	465	4,835	500	40,700
#85JORDAN2	8/2/2021	280,000	2,800	44,500	2,100	230,600
#66ORR	8/9/2021	50,000	500	5,917	500	43,083
#CONGRESS	8/9/2021	120,000	1,200	18,879	900	99,021
#GRIFFEYJR	8/9/2021	20,000	200	3,754	500	15,546
#01HALO	8/9/2021	17,000	170	1,980	500	14,350
#87ZELDA	8/9/2021	115,000	1,150	12,388	863	100,600
#EINSTEIN2	8/9/2021	80,000	800	8,000	600	70,600
#SANTANA	8/9/2021	75,000	750	15,588	563	58,100
#01TIGER2	8/9/2021	17,000	170	429	500	15,901
#86JORDAN2	8/11/2021	80,000	800	4,249	600	74,352
#TOPPSTRIO	8/25/2021	30,000	300	-	500	29,200
#81BIRD	8/25/2021	30,000	300	-	500	29,200
#97KOBE	8/25/2021	65,000	650	5,237	500	58,613
#XMEN94	8/25/2021	65,000	650	5,695	500	58,155
#09RBLEROY	9/1/2021	107,500	1,075	8,590	806	97,029
#04MESSI2	9/1/2021	35,000	350	1,569	500	32,581
#THEROCK	9/1/2021	12,000	120	-	500	11,380
#XLXMEN1	9/7/2021	64,000	640	5,260	500	57,600
#03LEBRON5	9/13/2021	85,000	850	9,323	638	74,190
#METEORITE	9/30/2021	350,000	3,500	68,645	2,625	275,230
#SLASH	9/30/2021	65,000	650	13,250	500	50,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#00BRADY2	10/7/2021	325,000	3,250	5,160	2,438	314,153
#89TMNT	10/7/2021	22,000	220	633	500	20,647
#NESWWF	10/7/2021	18,000	180	1,635	500	15,685
#PUNK9670	10/7/2021	72,000	720	8,040	540	62,700
#18ALLEN	10/12/2021	36,000	360	2,040	500	33,100
#CASTLEII	10/12/2021	18,000	180	1,635	500	15,685
#36OWENS	10/12/2021	25,000	250	2,603	500	21,647
#BAYC601	10/12/2021	165,000	1,650	17,686	1,238	144,426
#60MANTLE	10/20/2021	850,000	8,500	34,525	6,375	800,600
#PUNK8103	10/20/2021	559,800	5,598	49,404	4,199	500,600
#GHOST1	10/20/2021	14,000	140	1,199	500	12,161
#BROSGRIMM	10/26/2021	135,000	1,350	19,304	1,013	113,333
#HENDERSON	10/26/2021	135,000	1,350	-	1,013	132,638
#KIRBY	10/26/2021	60,000	600	8,215	500	50,685
#20HERBERT	10/26/2021	70,000	700	8,090	525	60,685
#03RONALDO	10/26/2021	175,000	1,750	14,556	1,313	157,381
#HONUS2	10/26/2021	100,000	1,000	11,944	750	86,306
#MARX	11/3/2021	120,000	1,200	12,200	900	105,700
#09HARDEN	11/3/2021	26,000	260	1,484	500	23,756
#MEEB15511	11/3/2021	75,000	750	5,405	563	68,282
#90BATMAN	11/3/2021	59,000	590	7,225	500	50,685
#93JETER	11/9/2021	16,000	160	-	500	15,340
#SIMPSONS1	11/9/2021	18,500	185	2,130	500	15,685
#SPIDER129	11/9/2021	40,000	400	2,454	500	36,646
#NESDK3	11/9/2021	114,000	1,140	11,320	855	100,685
#BAYC7359	11/10/2021	190,000	1,900	20,773	1,425	165,902
#CURIO10	11/15/2021	75,000	750	5,868	563	67,819
#WILDTHING	11/15/2021	18,000	180	1,573	500	15,747
#1776	11/26/2021	2,000,000	20,000	507,945	15,000	1,457,055
#98JORDAN2	11/30/2021	330,000	3,300	34,427	2,475	289,798
#MACALLAN1	11/30/2021	13,250	133	104	500	12,514
#BAYC9159	12/8/2021	195,000	1,950	2,488	1,463	189,100
#FANTASY7	12/8/2021	40,000	400	3,468	500	35,632
#SURFER4	12/14/2021	80,000	800	10,800	600	67,800

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#OHTANI1	12/14/2021	90,000	900	6,919	675	81,506
#OHTANI2	12/14/2021	73,000	730	6,123	548	65,600
#WILT100	12/14/2021	115,000	1,150	12,349	863	100,638
#PENGUIN	12/14/2021	60,000	600	6,019	500	52,881
#KARUIZAWA	12/14/2021	65,000	650	5,382	500	58,468
#KOMBAT	12/14/2021	90,000	900	8,267	675	80,158
#APPLELISA	12/22/2021	110,000	1,100	11,488	825	96,587
#98MANNING	12/22/2021	22,000	220	1,642	500	19,638
#GIJOE	12/22/2021	45,000	450	5,755	500	38,295
#BEATLES1	12/22/2021	24,000	240	1,821	500	21,439
#SQUIG5847	12/22/2021	66,000	660	8,100	500	56,740
#PACQUIAO	12/22/2021	17,000	170	1,548	500	14,782
#83JOBS	12/22/2021	75,000	750	5,621	563	68,066
#BATMAN181	12/22/2021	50,000	500	7,361	500	41,639
#HOBBIT	12/22/2021	80,000	800	9,150	600	69,450
Total		$27,355,650	$273,557	$2,852,141	$245,819	$23,984,134

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at closing of offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

A Series elects and qualifies, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of the end of the Current Period.

The Company intends to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

10.Cryptocurrencies:

Cryptocurrencies held are accounted for as indefinite-lived intangible assets in accordance with ASC 350, Intangibles-Goodwill and Other. The Company has ownership of and control over our cryptocurrency and we use third-party custodial services to secure it. Cryptocurrencies are initially recorded at cost and are subsequently remeasured on the balance sheet at cost, net of any impairment losses incurred since acquisition. All cryptocurrency balances are presented in Other Assets on the balance sheet.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Pursuant to the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager and their individual officers may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the Broker of Record and the Custodian and their respective affiliates, from the proceeds of a closed Offering, the Underlying Asset would then be transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset.

From time to time the Asset Manager, affiliates of the Manager or third-parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

As of the end of each of the Current Period and the Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates
2020	$8,417,248
2021	$6,287,183

During the Current Period and the Prior Period, the Company entered into agreements with an Advisory Board member to acquire Memorabilia Assets, which are outlined in the table below.

Series	Agreement Type	Date of Agreement	Purchase Price	Percent Owned by Asset Seller on Close	Asset Seller
#52MANTLE	Purchase Option Agreement	4/26/2019	$125,000.00	0%	Goldin Auctions
#71MAYS	Purchase Option Agreement	4/26/2019	$52,500	9.2%	Goldin Auctions
#10COBB	Purchase Option Agreement	4/26/2019	$35,000	0.0%	Goldin Auctions
#HONUS	Purchase Option Agreement	11/11/2019	$500,028	52.9%	Goldin Auctions
#75ALI	Purchase Agreement	10/16/2019	$44,000	0.0%	Goldin Auctions
#71ALI	Purchase Option Agreement	4/26/2019	$27,500	0.0%	Goldin Auctions
#88JORDAN	Purchase Agreement	10/16/2019	$20,000	0.0%	Goldin Auctions
#33RUTH	Upfront Purchase	11/26/2019	$74,000	0.0%	Goldin Auctions
#56MANTLE	Upfront Purchase	11/26/2019	$9,000	0.0%	Goldin Auctions
#98JORDAN	Purchase Option Agreement	4/26/2019	$120,000	0.0%	Goldin Auctions
#18ZION	Upfront Purchase	10/16/2019	$13,500	0.0%	Goldin Auctions
#APOLLO11	Upfront Purchase	10/16/2019	$30,000	0.0%	Goldin Auctions
#24RUTHBAT	Purchase Agreement	11/21/2019	$250,000	0.0%	Goldin Auctions
#86JORDAN	Upfront Purchase	2/18/2020	$38,000	0.0%	Goldin Auctions
#HULK1	Purchase Agreement	2/5/2020	$87,000	0.0%	Goldin Auctions
#RUTHBALL1	Purchase Agreement	2/5/2020	$27,000	0.0%	Goldin Auctions
#38DIMAGGIO	Purchase Agreement	2/5/2020	$20,000	0.0%	Goldin Auctions

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#55CLEMENTE	Purchase Agreement	2/5/2020	$36,000	0.0%	Goldin Auctions
#BATMAN1	Purchase Agreement	2/5/2020	$68,500	0.0%	Goldin Auctions
#POKEMON1	Upfront Purchase	3/2/2020	$118,000	0.0%	Goldin Auctions
#50JACKIE	Upfront Purchase	3/3/2020	$9,200	0.0%	Goldin Auctions
#68MAYS	Purchase Agreement	4/15/2020	$32,000	0.0%	Goldin Auctions
#56TEDWILL	Purchase Agreement	4/15/2020	$80,000	0.0%	Goldin Auctions
#51MANTLE	Purchase Agreement	4/15/2020	$29,500	0.0%	Goldin Auctions
#03KOBE	Purchase Agreement	6/25/2020	$44,000	0.0%	Goldin Auctions
#03LEBRON	Purchase Agreement	4/15/2020	$25,000	0.0%	Goldin Auctions
#03JORDAN	Purchase Agreement	4/15/2020	$33,000	0.0%	Goldin Auctions
#39TEDWILL	Purchase Agreement	7/7/2020	$27,750	0.0%	Goldin Auctions
#94JETER	Purchase Agreement	6/25/2020	$39,000	0.0%	Goldin Auctions
#86RICE	Purchase Agreement	6/25/2020	$20,000	0.0%	Goldin Auctions
#57MANTLE	Purchase Agreement	7/7/2020	$8,000	0.0%	Goldin Auctions
#09TROUT	Purchase Agreement	7/30/2020	$225,000	0.0%	Goldin Auctions
#57STARR	Purchase Agreement	7/7/2020	$8,000	0.0%	Goldin Auctions
#03KOBE2	Purchase Agreement	9/3/2020	$21,000	0.0%	Goldin Auctions
#62MANTLE	Purchase Agreement	6/25/2020	$132,000	0.0%	Goldin Auctions
#CLEMENTE2	Purchase Agreement	7/23/2020	$60,000	0.0%	Goldin Auctions
#04LEBRON	Purchase Agreement	9/18/2020	$44,000	0.0%	Goldin Auctions
#85JORDAN	Purchase Agreement	9/29/2020	$240,000	0.0%	Goldin Auctions
#86FLEER	Upfront Purchase	11/2/2020	$146,400	0.0%	Goldin Auctions
#58PELE2	Upfront Purchase	11/2/2020	$22,800	0.0%	Goldin Auctions
#18LAMAR	Upfront Purchase	11/2/2020	$54,000	0.0%	Goldin Auctions
#04MESSI	Upfront Purchase	11/2/2020	$39,600	0.0%	Goldin Auctions
#51HOWE	Upfront Purchase	11/2/2020	$39,600	0.0%	Goldin Auctions
#58PELE	Upfront Purchase	11/2/2020	$288,000	0.0%	Goldin Auctions
#09CURRY	Upfront Purchase	12/14/2020	$22,800	0.0%	Goldin Auctions
#03JORDAN2	Upfront Purchase	12/14/2020	$36,000	0.0%	Goldin Auctions
#91JORDAN	Upfront Purchase	12/14/2020	$67,200	0.0%	Goldin Auctions
#94JORDAN	Upfront Purchase	12/14/2020	$73,200	0.0%	Goldin Auctions
#17MAHOMES	Purchase Agreement	1/6/2021	$215,000	0.0%	Goldin Auctions
#96KOBE	Upfront Purchase	1/30/2021	$67,200	0.0%	Goldin Auctions
#VANHALEN	Upfront Purchase	12/14/2020	$54,000	0.0%	Goldin Auctions
#48JACKIE	Purchase Agreement	12/16/2020	$340,000	0.0%	Goldin Auctions
#05MJLJ	Purchase Agreement	1/12/2021	$72,000	0.0%	Goldin Auctions
#07DURANT	Upfront Purchase	2/12/2021	$115,200	0.0%	Goldin Auctions
#DIMAGGIO3	Purchase Agreement	1/28/2021	$415,000	50.0%	Goldin Auctions
#09CURRY2	Upfront Purchase	1/30/2021	$451,200	0.0%	Goldin Auctions
#58PELE3	Upfront Purchase	1/30/2021	$180,000	0.0%	Goldin Auctions
#99MJRETRO	Upfront Purchase	3/10/2021	$43,200	0.0%	Goldin Auctions
#66ORR	Upfront Purchase	12/14/2020	$85,200	0.0%	Goldin Auctions
#86JORDAN2	Upfront Purchase	5/24/2021	$73,200	0.0%	Goldin Auctions
#97KOBE	Upfront Purchase	5/24/2021	$57,600	0.0%	Goldin Auctions
#81BIRD	Upfront Purchase	3/10/2021	$39,600	0.0%	Goldin Auctions
#00BRADY2	Upfront Purchase	4/5/2021	$312,000	0.0%	Goldin Auctions
#60MANTLE	Purchase Agreement	1/28/2021	$800,000	50.0%	Goldin Auctions
#03RONALDO	Upfront Purchase	8/10/2021	$156,000	0.0%	Goldin Auctions
#HONUS2	Upfront Purchase	8/10/2021	$85,200	0.0%	Goldin Auctions
#09HARDEN	Upfront Purchase	5/24/2021	$22,800	0.0%	Goldin Auctions
#98JORDAN2	Upfront Purchase	2/12/2021	$288,000	0.0%	Goldin Auctions
#OHTANI1	Upfront Purchase	8/10/2021	$80,400	0.0%	Goldin Auctions
#KOMBAT	Upfront Purchase	9/19/2021	$79,200	0.0%	Goldin Auctions
#GIANNIS2	Upfront Purchase	3/10/2021	$360,000	0.0%	Goldin Auctions
#96KOBE2	Upfront Purchase	4/6/2021	$240,000	0.0%	Goldin Auctions
1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	2/5/2020	$30,500	-	Goldin Auctions
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	7/10/2020	$410,000	-	Goldin Auctions
#59BROWN	Upfront Purchase	3/10/2021	$205,200	0.0%	Goldin Auctions
#54AARON	Upfront Purchase	4/3/2021	$206,400	0.0%	Goldin Auctions

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#96CHROME	Upfront Purchase	8/30/2021	$31,200	0.0%	Goldin Auctions
#EMERALD	Upfront Purchase	9/19/2021	$31,200	-	Goldin Auctions

During the Prior Period, the Company sold the following Memorabilia assets to an Advisory Board member, which are outlined in the table below.

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale	Buyer
#98JORDAN	1998 Michael Jordan Jersey	5/11/2020	$165,000	$120,065	$44,935	$9,408	Goldin Auctions
#86JORDAN	1986 Fleer #57 Michael Jordan Card	6/1/2020	$80,000	$38,052	$41,948	$8,816	Goldin Auctions

Sale of Manager Interests in Series in the Current Period

On January 1, 2021, RSE Markets, Inc. entered into a Series Interest Purchase Agreement with a third-party to sell certain membership interests in RSE Archive, LLC’s Series held by RSE Markets, Inc.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On November 24, 2020 RSE Markets, Rally Holdings and the Company replaced its original 2019 $2.25 million demand note with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While amounts borrowed under the CF can be used to make purchases of Memorabilia Assets to become Underlying Assets, neither the Company nor any Series is a borrower under the CF, neither is responsible for repayment of any amounts outstanding, and neither is jointly and severally liable under the CF. RSE Markets has drawn upon the CF on two separate times, November 24, 2020 and January 29, 2021 (each such date, the “Credit Date”). The CF has an interest rate of 15.00% per annum and a maturity date for each tranche of the earlier of (i) the two-year anniversary of the Credit Date of the respective tranche, and (ii) November 24, 2024 (or such earlier date on which the Loans become due and payable). It contains covenants and indemnification obligations that are customary for credit arrangements of this type. As of December 31, 2021, RSE Markets has $10.0 million drawn on the CF.

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such an Underlying Asset.

Fees and expenses related to the purchase of an Underlying Asset include Offering Expenses, Acquisition Expenses, Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) are similar in nature and are associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy at its sole discretion from time to time.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B – Summary of Significant Accounting Policies – Offering Expenses) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are specific to and are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B – Summary of Significant Accounting Policies – Capital Assets).

•Brokerage Fee: The Brokerage Fee is paid to the Broker of Record from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses), including storage, insurance, maintenance costs and other Series related Operating Expenses, are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets in the storage

▪Bookkeeping and accounting fees: allocated monthly across all closed Series Offerings

▪Transportation: based on the number of Underlying Assets transported

▪Marketing: based on the number of Underlying Assets marketed to potential Investor

oGains and Losses on Sale and Impairments are directly charged to the Company or a Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow (as described below) of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

iii)Thereafter, at least 50% of Free Cash Flow (as described below, net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to Investors of a particular Series.

iv)The Manager may receive up to 50% of Free Cash Flow in the form of a Management Fee (the “Management Fee”), which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of the end of each of the Current Period and the Prior Period, no distributions of Free Cash Flow or Management fees were paid by the Company or in respect of any Series, except for those Series with sales of Underlying Assets that made distributions to their members.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX

A Series elects and qualifies, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986. The Company and the Manager have elected to be treated as partnerships.

No provision for income taxes for the Current Period or the Prior Period have been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for the Series which sold assets.  Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets are fully offset by a valuation allowance (other than for the Series designated in the table below), and therefore, no tax benefit applicable to the loss for each individual Series for the Current Period and the Prior Period have been recognized. Net operating losses incurred since inception, 2019, do not expire for federal income tax purposes.

The Series designated in the table below have sold their primary operating asset during the Current Period. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

	Provision for income taxes in the Current Period
Series #	#58PELE2	#TMNT1	#AF15	#FANFOUR1	#XMEN1	#APROAK	#85MARIO	DAREDEV1	#SUPER14	#AVENGERS1	#THOR	#WOLVERINE	#LJKOBE	#HULK1	#86DK3
Income before provision for income taxes, gross	$ 38,807	$ 40,430	$ 50,334	$ 25,315	$ 109,617	$ 36,539	$ 1,858,448	$ 11,827	$ 35,138	$ 73,667	$ 65,233	$ 14,368	$ 57,460	$ 28,200	$ 20,699
Taxed at federal and state statutory rates	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%
Tax at statutory rate	8,149	8,491	10,570	5,316	23,020	7,673	390,274	2,484	7,379	15,470	13,699	3,017	12,067	5,922	4,347
Other	(33)	49	51	50	50	50	51	56	46	140	22	13	62	50	39
Reversal of valuation allowance	(14)	(135)	(103)	(150)	-	(459)	(244)	(79)	(72)	-	-	-	-	(219)	-
Provision for income taxes	$ 8,102	$ 8,405	$ 10,518	$ 5,216	$ 23,070	$ 7,264	$ 390,081	$ 2,461	$ 7,353	$ 15,610	$ 13,721	$ 3,030	$ 12,129	$ 5,753	$ 4,386

(1)State tax rate is only included when an asset is sold in New York state.

The Series designated in the table below have sold their primary operating assets during the Prior Period. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Provision for income taxes in the Prior Period
Series	#71ALI	#98JORDAN	#86JORDAN	#50JACKIE	#88MARIO	#18LAMAR
Income before provision for income taxes, gross	$8,741	$44,562	$41,743	$3,434	$34,806	$34,418
Taxed at federal and state statutory rates	35% (1)	21%	21%	21%	21%	21%
Tax at statutory rate	3,059	9,358	8,766	721	7,309	7,228
Other	1	50	50	50	50	50
Reversal of valuation allowance, gross	(55)	-	-	-	-	-
Provision for income taxes	$ 3,005	$ 9,408	$ 8,816	$ 771	$7,359	$7,278

(1)State tax rate is only included when an asset is sold in New York state.

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. The Company has elected to be treated as a partnership; thus, for the Current Period and the Prior Period the only tax effected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
		12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#52MANTLE	$(422)	$422	$-	$(576)	$576	$-
#71MAYS	(302)	302	-	(390)	390	-
#RLEXPEPSI	(200)	200	-	(296)	296	-
#10COBB	(267)	267	-	(343)	343	-
#POTTER	(218)	218	-	(311)	311	-
#TWOCITIES	(200)	200	-	(264)	264	-
#FROST	(198)	198	-	(262)	262	-
#BIRKINBLU	(305)	305	-	(395)	395	-
#SMURF	(225)	225	-	(328)	328	-
#70RLEX	(257)	257	-	(298)	298	-
#EINSTEIN	(212)	212	-	(263)	263	-
#HONUS	(1,191)	1,191	-	(1,547)	1,547	-
#75ALI	(285)	285	-	(392)	392	-
#APROAK	-	-	-	(459)	459	-
#88JORDAN	(232)	232	-	(293)	293	-
#BIRKINBOR	(294)	294	-	(367)	367	-
#33RUTH	(349)	349	-	(431)	431	-
#SPIDER1	(202)	202	-	(231)	231	-
#BATMAN3	(222)	222	-	(291)	291	-
#ULYSSES	(203)	203	-	(219)	219	-
#ROOSEVELT	(201)	201	-	(215)	215	-
#56MANTLE	(220)	220	-	(230)	230	-
#AGHOWL	(200)	200	-	(214)	214	-
#18ZION	(224)	224	-	(214)	214	-
#SNOOPY	(214)	214	-	(228)	228	-
#APOLLO11	(257)	257	-	(228)	228	-
#24RUTHBAT	(696)	696	-	(934)	934	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#YOKO	(199)	199	-	(167)	167	-
#HULK1	-	-	-	(219)	219	-
#RUTHBALL1	(294)	294	-	(5,886)	5,886	-
#HIMALAYA	(488)	488	-	(552)	552	-
#38DIMAGGIO	(237)	237	-	(191)	191	-
#55CLEMENTE	(269)	269	-	(227)	227	-
#LOTR	(205)	205	-	(164)	164	-
#CATCHER	(199)	199	-	(150)	150	-
#BOND1	(208)	208	-	(172)	172	-
#SUPER21	(197)	197	-	(141)	141	-
#BATMAN1	(229)	229	-	(188)	188	-
#BIRKINTAN	(245)	245	-	(168)	168	-
#GMTBLACK1	(220)	220	-	(192)	192	-
#61JFK	(200)	200	-	(130)	130	-
#POKEMON1	(507)	507	-	(300)	300	-
#LINCOLN	(218)	218	-	(151)	151	-
#STARWARS1	(199)	199	-	(122)	122	-
#68MAYS	(261)	261	-	(152)	152	-
#56TEDWILL	(356)	356	-	(214)	214	-
#TMNT1	-	-	-	(135)	135	-
#CAPTAIN3	(208)	208	-	(129)	129	-
#51MANTLE	(256)	256	-	(144)	144	-
#CHURCHILL	(197)	197	-	(106)	106	-
#SHKSPR4	(233)	233	-	(176)	176	-
#03KOBE	(302)	302	-	(147)	147	-
#03LEBRON	(265)	265	-	(127)	127	-
#03JORDAN	(281)	281	-	(138)	138	-
#39TEDWILL	(253)	253	-	(123)	123	-
#94JETER	(273)	273	-	(137)	137	-
#2020TOPPS	(392)	392	-	(184)	184	-
#FANFOUR1	-	-	-	(150)	150	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#85MARIO	-	-	-	(244)	244	-
#TOS39	(239)	239	-	(111)	111	-
#DAREDEV1	-	-	-	(79)	79	-
#05LATOUR	(174)	174	-	(116)	116	-
#16SCREAG	(200)	200	-	(135)	135	-
#14DRC	(214)	214	-	(146)	146	-
#86RICE	(237)	237	-	(98)	98	-
#57MANTLE	(214)	214	-	(79)	79	-
#FAUBOURG	(458)	458	-	(293)	293	-
#SOBLACK	(329)	329	-	(178)	178	-
#GATSBY	(264)	264	-	(146)	146	-
#93DAYTONA	(197)	197	-	(98)	98	-
#09TROUT	(643)	643	-	(272)	272	-
#57STARR	(214)	214	-	(67)	67	-
#AF15	-	-	-	(103)	103	-
#03KOBE2	(257)	257	-	(64)	64	-
#JOBSMAC	(281)	281	-	(82)	82	-
#16PETRUS	(206)	206	-	(71)	71	-
#ALICE	(198)	198	-	(44)	44	-
#SPIDER10	(201)	201	-	(45)	45	-
#62MANTLE	(459)	459	-	(197)	197	-
#BATMAN6	(203)	203	-	(50)	50	-
#CLEMENTE2	(316)	316	-	(97)	97	-
#SUPER14	-	-	-	(72)	72	-
#79STELLA	(315)	315	-	(90)	90	-
#TKAM	(205)	205	-	(46)	46	-
#DIMAGGIO2	(202)	202	-	(40)	40	-
#13BEAUX	(189)	189	-	(37)	37	-
#ANMLFARM	(198)	198	-	(32)	32	-
#NASA1	(692)	692	-	(229)	229	-
#00BRADY	(267)	267	-	(38)	38	-
#85NES	(245)	245	-	(38)	38	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#JUSTICE1	(265)	265	-	(71)	71	-
#69KAREEM	(261)	261	-	(28)	28	-
#59JFK	(206)	206	-	(23)	23	-
#04LEBRON	(302)	302	-	(45)	45	-
#85JORDAN	(698)	698	-	(136)	136	-
#GOLDENEYE	(239)	239	-	(25)	25	-
#MOONSHOE	(497)	497	-	(83)	83	-
#03LEBRON2	(394)	394	-	(50)	50	-
#GRAPES	(206)	206	-	(20)	20	-
#34GEHRIG	(256)	256	-	(26)	26	-
#98KANGA	(494)	494	-	(67)	67	-
#06BRM	(183)	183	-	(20)	20	-
#DUNE	(198)	198	-	(10)	10	-
#86FLEER	(505)	505	-	(50)	50	-
#WILDGUN	(241)	241	-	(21)	21	-
#58PELE2	-	-	-	(14)	14	-
#13GIANNIS	(253)	253	-	-	-	-
#04MESSI	(317)	317	-	-	-	-
#AVENGE57	(195)	195	-	-	-	-
#03TACHE	(260)	260	-	-	-	-
#99TMB2	(307)	307	-	-	-	-
#PUNCHOUT	(370)	370	-	-	-	-
#BULLSRING	(768)	768	-	-	-	-
#70AARON	(228)	228	-	-	-	-
#96CHARZRD	(314)	314	-	-	-	-
#01TIGER	(228)	228	-	-	-	-
#ICECLIMB	(345)	345	-	-	-	-
#09COBB	(249)	249	-	-	-	-
#51HOWE	(273)	273	-	-	-	-
#96JORDAN2	(322)	322	-	-	-	-
#JUNGLEBOX	(244)	244	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#59FLASH	(202)	202	-	-	-	-
#FOSSILBOX	(218)	218	-	-	-	-
#POKEBLUE	(218)	218	-	-	-	-
#98GTA	(202)	202	-	-	-	-
#PICNIC	(316)	316	-	-	-	-
#DOMINOS	(167)	167	-	-	-	-
#58PELE	(831)	831	-	-	-	-
#09CURRY	(237)	237	-	-	-	-
#84JORDAN	(845)	845	-	-	-	-
#09BEAUX	(187)	187	-	-	-	-
#KEROUAC	(212)	212	-	-	-	-
#96JORDAN	(282)	282	-	-	-	-
#FEDERAL	(222)	222	-	-	-	-
#62BOND	(197)	197	-	-	-	-
#71TOPPS	(290)	290	-	-	-	-
#DEATON	(888)	888	-	-	-	-
#98ZELDA	(204)	204	-	-	-	-
#03JORDAN2	(229)	229	-	-	-	-
#91JORDAN	(317)	317	-	-	-	-
#79GRETZKY	(1,637)	1,637	-	-	-	-
#17DUJAC	(150)	150	-	-	-	-
#FAUBOURG2	(468)	468	-	-	-	-
#MOSASAUR	(549)	549	-	-	-	-
#92JORDAN	(237)	237	-	-	-	-
#14KOBE	(300)	300	-	-	-	-
#03LEBRON3	(580)	580	-	-	-	-
#95TOPSUN	(235)	235	-	-	-	-
#09TROUT2	(232)	232	-	-	-	-
#59BOND	(166)	166	-	-	-	-
#OPEECHEE	(655)	655	-	-	-	-
#ROCKETBOX	(182)	182	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#94JORDAN	(301)	301	-	-	-	-
#18LUKA	(180)	180	-	-	-	-
#FANFOUR5	(144)	144	-	-	-	-
#16KOBE	(1,608)	1,608	-	-	-	-
#11BELAIR	(120)	120	-	-	-	-
#76PAYTON	(222)	222	-	-	-	-
#17MAHOMES	(537)	537	-	-	-	-
#85MJPROMO	(181)	181	-	-	-	-
#96KOBE	(259)	259	-	-	-	-
#99CHARZRD	(688)	688	-	-	-	-
#68RYAN	(228)	228	-	-	-	-
#MARADONA	(141)	141	-	-	-	-
#POKEYELOW	(200)	200	-	-	-	-
#POKELUGIA	(290)	290	-	-	-	-
#VANHALEN	(158)	158	-	-	-	-
#48JACKIE	(811)	811	-	-	-	-
#05MJLJ	(192)	192	-	-	-	-
#81MONTANA	(172)	172	-	-	-	-
#00MOUTON	(53)	53	-	-	-	-
#07DURANT	(255)	255	-	-	-	-
#56AARON	(119)	119	-	-	-	-
#85LEMIEUX	(191)	191	-	-	-	-
#87JORDAN	(131)	131	-	-	-	-
#AC23	(60)	60	-	-	-	-
#APPLE1	(854)	854	-	-	-	-
#GWLOTTO	(62)	62	-	-	-	-
#GYMBOX	(79)	79	-	-	-	-
#HUCKFINN	(58)	58	-	-	-	-
#NEOBOX	(128)	128	-	-	-	-
#NEWTON	(169)	169	-	-	-	-
#NICKLAUS1	(117)	117	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#POKEMON2	(747)	747	-	-	-	-
#POKERED	(113)	113	-	-	-	-
#RIVIERA	(84)	84	-	-	-	-
#SMB3	(93)	93	-	-	-	-
#WALDEN	(58)	58	-	-	-	-
#WZRDOFOZ	(82)	82	-	-	-	-
#60ALI	(381)	381	-	-	-	-
#TORNEK	(361)	361	-	-	-	-
#DIMAGGIO3	(951)	951	-	-	-	-
#POKEMON3	(79)	79	-	-	-	-
#58PELE3	(371)	371	-	-	-	-
#09CURRY2	(861)	861	-	-	-	-
#85ERVING	(73)	73	-	-	-	-
#80ALI	(142)	142	-	-	-	-
#BATMAN2	(68)	68	-	-	-	-
#FLASH123	(52)	52	-	-	-	-
#99MJRETRO	(113)	113	-	-	-	-
#85GPK	(78)	78	-	-	-	-
#IPOD	(90)	90	-	-	-	-
#HGWELLS	(49)	49	-	-	-	-
#85JORDAN2	(499)	499	-	-	-	-
#66ORR	(217)	217	-	-	-	-
#CONGRESS	(76)	76	-	-	-	-
#GRIFFEYJR	(91)	91	-	-	-	-
#01HALO	(67)	67	-	-	-	-
#87ZELDA	(197)	197	-	-	-	-
#EINSTEIN2	(61)	61	-	-	-	-
#SANTANA	(61)	61	-	-	-	-
#01TIGER2	(72)	72	-	-	-	-
#86JORDAN2	(127)	127	-	-	-	-
#TOPPSTRIO	(171)	171	-	-	-	-
#81BIRD	(99)	99	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#97KOBE	(101)	101	-	-	-	-
#XMEN94	(48)	48	-	-	-	-
#09RBLEROY	(59)	59	-	-	-	-
#04MESSI2	(88)	88	-	-	-	-
#THEROCK	(53)	53	-	-	-	-
#XLXMEN1	(44)	44	-	-	-	-
#03LEBRON5	(191)	191	-	-	-	-
#METEORITE	(285)	285	-	-	-	-
#SLASH	(36)	36	-	-	-	-
#00BRADY2	(331)	331	-	-	-	-
#89TMNT	(63)	63	-	-	-	-
#NESWWF	(39)	39	-	-	-	-
#PUNK9670	(18)	18	-	-	-	-
#18ALLEN	(56)	56	-	-	-	-
#CASTLEII	(38)	38	-	-	-	-
#36OWENS	(61)	61	-	-	-	-
#BAYC601	(16)	16	-	-	-	-
#60MANTLE	(1,484)	1,484	-	-	-	-
#PUNK8103	(15)	15	-	-	-	-
#GHOST1	(21)	21	-	-	-	-
#BROSGRIMM	(61)	61	-	-	-	-
#HENDERSON	(329)	329	-	-	-	-
#KIRBY	(52)	52	-	-	-	-
#20HERBERT	(61)	61	-	-	-	-
#03RONALDO	(131)	131	-	-	-	-
#HONUS2	(79)	79	-	-	-	-
#MARX	(50)	50	-	-	-	-
#09HARDEN	(41)	41	-	-	-	-
#MEEB15511	(12)	12	-	-	-	-
#90BATMAN	(50)	50	-	-	-	-
#93JETER	(68)	68	-	-	-	-
#SIMPSONS1	(24)	24	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Benefit at Statutory Rate
	12/31/2021			12/31/2020
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#SPIDER129	(22)	22	-	-	-	-
#NESDK3	(87)	87	-	-	-	-
#BAYC7359	(10)	10	-	-	-	-
#CURIO10	(9)	9	-	-	-	-
#WILDTHING	(17)	17	-	-	-	-
#1776	(639)	639	-	-	-	-
#98JORDAN2	(512)	512	-	-	-	-
#MACALLAN1	(122)	122	-	-	-	-
#BAYC9159	(5)	5	-	-	-	-
#FANTASY7	(43)	43	-	-	-	-
#SURFER4	(11)	11	-	-	-	-
#OHTANI1	(63)	63	-	-	-	-
#OHTANI2	(54)	54	-	-	-	-
#WILT100	(77)	77	-	-	-	-
#PENGUIN	(10)	10	-	-	-	-
#KARUIZAWA	(130)	130	-	-	-	-
#KOMBAT	(44)	44	-	-	-	-
#APPLELISA	(46)	46	-	-	-	-
#98MANNING	(14)	14	-	-	-	-
#GIJOE	(19)	19	-	-	-	-
#BEATLES1	(22)	22	-	-	-	-
#SQUIG5847	(2)	2	-	-	-	-
#PACQUIAO	(9)	9	-	-	-	-
#83JOBS	(65)	65	-	-	-	-
#BATMAN181	(6)	6	-	-	-	-
#HOBBIT	(69)	69	-	-	-	-
Total	$(65,681)	$65,681	$-	$(19,852)	$19,852	$-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax effected components of deferred tax assets and deferred tax liabilities at the end of the Current Period and the Prior Period, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
		12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#52MANTLE	$(1,125)	$1,125	$-	$(703)	$703	$-
#71MAYS	(755)	755	-	(453)	453	-
#RLEXPEPSI	(543)	543	-	(343)	343	-
#10COBB	(659)	659	-	(392)	392	-
#POTTER	(570)	570	-	(352)	352	-
#TWOCITIES	(494)	494	-	(293)	293	-
#FROST	(489)	489	-	(291)	291	-
#BIRKINBLU	(745)	745	-	(441)	441	-
#SMURF	(623)	623	-	(398)	398	-
#70RLEX	(577)	577	-	(320)	320	-
#EINSTEIN	(490)	490	-	(278)	278	-
#HONUS	(2,940)	2,940	-	(1,750)	1,750	-
#75ALI	(694)	694	-	(410)	410	-
#APROAK	-	-	-	(459)	459	-
#88JORDAN	(525)	525	-	(293)	293	-
#BIRKINBOR	(661)	661	-	(367)	367	-
#33RUTH	(780)	780	-	(431)	431	-
#SPIDER1	(432)	432	-	(231)	231	-
#BATMAN3	(513)	513	-	(291)	291	-
#ULYSSES	(421)	421	-	(219)	219	-
#ROOSEVELT	(416)	416	-	(215)	215	-
#56MANTLE	(450)	450	-	(230)	230	-
#AGHOWL	(414)	414	-	(214)	214	-
#18ZION	(439)	439	-	(214)	214	-
#SNOOPY	(442)	442	-	(228)	228	-
#APOLLO11	(485)	485	-	(228)	228	-
#24RUTHBAT	(1,630)	1,630	-	(934)	934	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#YOKO	(366)	366	-	(167)	167	-
#HULK1	-	-	-	(219)	219	-
#RUTHBALL1	(509)	509	-	(215)	215	-
#HIMALAYA	(1,040)	1,040	-	(552)	552	-
#38DIMAGGIO	(428)	428	-	(191)	191	-
#55CLEMENTE	(496)	496	-	(227)	227	-
#LOTR	(368)	368	-	(164)	164	-
#CATCHER	(349)	349	-	(150)	150	-
#BOND1	(380)	380	-	(172)	172	-
#SUPER21	(338)	338	-	(141)	141	-
#BATMAN1	(417)	417	-	(188)	188	-
#BIRKINTAN	(413)	413	-	(168)	168	-
#GMTBLACK1	(412)	412	-	(192)	192	-
#61JFK	(330)	330	-	(130)	130	-
#POKEMON1	(807)	807	-	(300)	300	-
#LINCOLN	(369)	369	-	(151)	151	-
#STARWARS1	(321)	321	-	(122)	122	-
#68MAYS	(413)	413	-	(152)	152	-
#56TEDWILL	(570)	570	-	(214)	214	-
#TMNT1	-	-	-	(135)	135	-
#CAPTAIN3	(337)	337	-	(129)	129	-
#51MANTLE	(400)	400	-	(144)	144	-
#CHURCHILL	(303)	303	-	(106)	106	-
#SHKSPR4	(410)	410	-	(176)	176	-
#03KOBE	(450)	450	-	(147)	147	-
#03LEBRON	(392)	392	-	(127)	127	-
#03JORDAN	(418)	418	-	(138)	138	-
#39TEDWILL	(376)	376	-	(123)	123	-
#94JETER	(410)	410	-	(137)	137	-
#2020TOPPS	(576)	576	-	(184)	184	-
#FANFOUR1	-	-	-	(150)	150	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#85MARIO	-	-	-	(244)	244	-
#TOS39	(350)	350	-	(111)	111	-
#DAREDEV1	-	-	-	(79)	79	-
#05LATOUR	(290)	290	-	(116)	116	-
#16SCREAG	(335)	335	-	(135)	135	-
#14DRC	(360)	360	-	(146)	146	-
#86RICE	(335)	335	-	(98)	98	-
#57MANTLE	(292)	292	-	(79)	79	-
#FAUBOURG	(751)	751	-	(293)	293	-
#SOBLACK	(507)	507	-	(178)	178	-
#GATSBY	(410)	410	-	(146)	146	-
#93DAYTONA	(295)	295	-	(98)	98	-
#09TROUT	(915)	915	-	(272)	272	-
#57STARR	(281)	281	-	(67)	67	-
#AF15	-	-	-	(103)	103	-
#03KOBE2	(320)	320	-	(64)	64	-
#JOBSMAC	(363)	363	-	(82)	82	-
#16PETRUS	(277)	277	-	(71)	71	-
#ALICE	(242)	242	-	(44)	44	-
#SPIDER10	(246)	246	-	(45)	45	-
#62MANTLE	(656)	656	-	(197)	197	-
#BATMAN6	(253)	253	-	(50)	50	-
#CLEMENTE2	(413)	413	-	(97)	97	-
#SUPER14	-	-	-	(72)	72	-
#79STELLA	(404)	404	-	(90)	90	-
#TKAM	(251)	251	-	(46)	46	-
#DIMAGGIO2	(241)	241	-	(40)	40	-
#13BEAUX	(226)	226	-	(37)	37	-
#ANMLFARM	(230)	230	-	(32)	32	-
#NASA1	(922)	922	-	(229)	229	-
#00BRADY	(305)	305	-	(38)	38	-
#85NES	(282)	282	-	(38)	38	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#JUSTICE1	(336)	336	-	(71)	71	-
#69KAREEM	(289)	289	-	(28)	28	-
#59JFK	(229)	229	-	(23)	23	-
#04LEBRON	(347)	347	-	(45)	45	-
#85JORDAN	(834)	834	-	(136)	136	-
#GOLDENEYE	(264)	264	-	(25)	25	-
#MOONSHOE	(580)	580	-	(83)	83	-
#03LEBRON2	(444)	444	-	(50)	50	-
#GRAPES	(226)	226	-	(20)	20	-
#34GEHRIG	(283)	283	-	(26)	26	-
#98KANGA	(561)	561	-	(67)	67	-
#06BRM	(203)	203	-	(20)	20	-
#DUNE	(208)	208	-	(10)	10	-
#86FLEER	(555)	555	-	(50)	50	-
#WILDGUN	(262)	262	-	(21)	21	-
#58PELE2	-	-	-	(14)	14	-
#13GIANNIS	(253)	253	-	-	-	-
#04MESSI	(317)	317	-	-	-	-
#AVENGE57	(195)	195	-	-	-	-
#03TACHE	(260)	260	-	-	-	-
#99TMB2	(307)	307	-	-	-	-
#PUNCHOUT	(370)	370	-	-	-	-
#BULLSRING	(768)	768	-	-	-	-
#70AARON	(228)	228	-	-	-	-
#96CHARZRD	(314)	314	-	-	-	-
#01TIGER	(228)	228	-	-	-	-
#ICECLIMB	(345)	345	-	-	-	-
#09COBB	(249)	249	-	-	-	-
#51HOWE	(273)	273	-	-	-	-
#96JORDAN2	(322)	322	-	-	-	-
#JUNGLEBOX	(244)	244	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#59FLASH	(202)	202	-	-	-	-
#FOSSILBOX	(218)	218	-	-	-	-
#POKEBLUE	(218)	218	-	-	-	-
#98GTA	(202)	202	-	-	-	-
#PICNIC	(316)	316	-	-	-	-
#DOMINOS	(167)	167	-	-	-	-
#58PELE	(831)	831	-	-	-	-
#09CURRY	(237)	237	-	-	-	-
#84JORDAN	(845)	845	-	-	-	-
#09BEAUX	(187)	187	-	-	-	-
#KEROUAC	(212)	212	-	-	-	-
#96JORDAN	(282)	282	-	-	-	-
#FEDERAL	(222)	222	-	-	-	-
#62BOND	(197)	197	-	-	-	-
#71TOPPS	(290)	290	-	-	-	-
#DEATON	(888)	888	-	-	-	-
#98ZELDA	(204)	204	-	-	-	-
#03JORDAN2	(229)	229	-	-	-	-
#91JORDAN	(317)	317	-	-	-	-
#79GRETZKY	(1,637)	1,637	-	-	-	-
#17DUJAC	(150)	150	-	-	-	-
#FAUBOURG2	(468)	468	-	-	-	-
#MOSASAUR	(549)	549	-	-	-	-
#92JORDAN	(237)	237	-	-	-	-
#14KOBE	(300)	300	-	-	-	-
#03LEBRON3	(580)	580	-	-	-	-
#95TOPSUN	(235)	235	-	-	-	-
#09TROUT2	(232)	232	-	-	-	-
#59BOND	(166)	166	-	-	-	-
#OPEECHEE	(655)	655	-	-	-	-
#ROCKETBOX	(182)	182	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#94JORDAN	(301)	301	-	-	-	-
#18LUKA	(180)	180	-	-	-	-
#FANFOUR5	(144)	144	-	-	-	-
#16KOBE	(1,608)	1,608	-	-	-	-
#11BELAIR	(120)	120	-	-	-	-
#76PAYTON	(222)	222	-	-	-	-
#17MAHOMES	(537)	537	-	-	-	-
#85MJPROMO	(181)	181	-	-	-	-
#96KOBE	(259)	259	-	-	-	-
#99CHARZRD	(688)	688	-	-	-	-
#68RYAN	(228)	228	-	-	-	-
#MARADONA	(141)	141	-	-	-	-
#POKEYELOW	(200)	200	-	-	-	-
#POKELUGIA	(290)	290	-	-	-	-
#VANHALEN	(158)	158	-	-	-	-
#48JACKIE	(811)	811	-	-	-	-
#05MJLJ	(192)	192	-	-	-	-
#81MONTANA	(172)	172	-	-	-	-
#00MOUTON	(53)	53	-	-	-	-
#07DURANT	(255)	255	-	-	-	-
#56AARON	(119)	119	-	-	-	-
#85LEMIEUX	(191)	191	-	-	-	-
#87JORDAN	(131)	131	-	-	-	-
#AC23	(60)	60	-	-	-	-
#APPLE1	(854)	854	-	-	-	-
#GWLOTTO	(62)	62	-	-	-	-
#GYMBOX	(79)	79	-	-	-	-
#HUCKFINN	(58)	58	-	-	-	-
#NEOBOX	(128)	128	-	-	-	-
#NEWTON	(169)	169	-	-	-	-
#NICKLAUS1	(117)	117	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#POKEMON2	(747)	747	-	-	-	-
#POKERED	(113)	113	-	-	-	-
#RIVIERA	(84)	84	-	-	-	-
#SMB3	(93)	93	-	-	-	-
#WALDEN	(58)	58	-	-	-	-
#WZRDOFOZ	(82)	82	-	-	-	-
#60ALI	(381)	381	-	-	-	-
#TORNEK	(361)	361	-	-	-	-
#DIMAGGIO3	(951)	951	-	-	-	-
#POKEMON3	(79)	79	-	-	-	-
#58PELE3	(371)	371	-	-	-	-
#09CURRY2	(861)	861	-	-	-	-
#85ERVING	(73)	73	-	-	-	-
#80ALI	(142)	142	-	-	-	-
#BATMAN2	(68)	68	-	-	-	-
#FLASH123	(52)	52	-	-	-	-
#99MJRETRO	(113)	113	-	-	-	-
#85GPK	(78)	78	-	-	-	-
#IPOD	(90)	90	-	-	-	-
#HGWELLS	(49)	49	-	-	-	-
#85JORDAN2	(499)	499	-	-	-	-
#66ORR	(217)	217	-	-	-	-
#CONGRESS	(76)	76	-	-	-	-
#GRIFFEYJR	(91)	91	-	-	-	-
#01HALO	(67)	67	-	-	-	-
#87ZELDA	(197)	197	-	-	-	-
#EINSTEIN2	(61)	61	-	-	-	-
#SANTANA	(61)	61	-	-	-	-
#01TIGER2	(72)	72	-	-	-	-
#86JORDAN2	(127)	127	-	-	-	-
#TOPPSTRIO	(171)	171	-	-	-	-
#81BIRD	(99)	99	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#97KOBE	(101)	101	-	-	-	-
#XMEN94	(48)	48	-	-	-	-
#09RBLEROY	(59)	59	-	-	-	-
#04MESSI2	(88)	88	-	-	-	-
#THEROCK	(53)	53	-	-	-	-
#XLXMEN1	(44)	44	-	-	-	-
#03LEBRON5	(191)	191	-	-	-	-
#METEORITE	(285)	285	-	-	-	-
#SLASH	(36)	36	-	-	-	-
#00BRADY2	(331)	331	-	-	-	-
#89TMNT	(63)	63	-	-	-	-
#NESWWF	(39)	39	-	-	-	-
#PUNK9670	(18)	18	-	-	-	-
#18ALLEN	(56)	56	-	-	-	-
#CASTLEII	(38)	38	-	-	-	-
#36OWENS	(61)	61	-	-	-	-
#BAYC601	(16)	16	-	-	-	-
#60MANTLE	(1,484)	1,484	-	-	-	-
#PUNK8103	(15)	15	-	-	-	-
#GHOST1	(21)	21	-	-	-	-
#BROSGRIMM	(61)	61	-	-	-	-
#HENDERSON	(329)	329	-	-	-	-
#KIRBY	(52)	52	-	-	-	-
#20HERBERT	(61)	61	-	-	-	-
#03RONALDO	(131)	131	-	-	-	-
#HONUS2	(79)	79	-	-	-	-
#MARX	(50)	50	-	-	-	-
#09HARDEN	(41)	41	-	-	-	-
#MEEB15511	(12)	12	-	-	-	-
#90BATMAN	(50)	50	-	-	-	-
#93JETER	(68)	68	-	-	-	-
#SIMPSONS1	(24)	24	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	12/31/2021			12/31/2020
Applicable Series	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-Forward	Valuation Allowance	Net Deferred Tax Asset
#SPIDER129	(22)	22	-	-	-	-
#NESDK3	(87)	87	-	-	-	-
#BAYC7359	(10)	10	-	-	-	-
#CURIO10	(9)	9	-	-	-	-
#WILDTHING	(17)	17	-	-	-	-
#1776	(639)	639	-	-	-	-
#98JORDAN2	(512)	512	-	-	-	-
#MACALLAN1	(122)	122	-	-	-	-
#BAYC9159	(5)	5	-	-	-	-
#FANTASY7	(43)	43	-	-	-	-
#SURFER4	(11)	11	-	-	-	-
#OHTANI1	(63)	63	-	-	-	-
#OHTANI2	(54)	54	-	-	-	-
#WILT100	(77)	77	-	-	-	-
#PENGUIN	(10)	10	-	-	-	-
#KARUIZAWA	(130)	130	-	-	-	-
#KOMBAT	(44)	44	-	-	-	-
#APPLELISA	(46)	46	-	-	-	-
#98MANNING	(14)	14	-	-	-	-
#GIJOE	(19)	19	-	-	-	-
#BEATLES1	(22)	22	-	-	-	-
#SQUIG5847	(2)	2	-	-	-	-
#PACQUIAO	(9)	9	-	-	-	-
#83JOBS	(65)	65	-	-	-	-
#BATMAN181	(6)	6	-	-	-	-
#HOBBIT	(69)	69	-	-	-	-
Total	$(84,815)	$84,815	$-	$(20,612)	$20,612	$-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

Due to the change in ownership provisions of the Internal Revenue Code, the availability of net operating loss carryforwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carryforwards.  The Company has not analyzed the historical or potential impact on changes in equity on beneficial ownership and therefore no determination has been made whether the net operating loss carryforwards are subject to any Internal Revenue Code (“IRC”) Section 382 limitation. The net operating loss carryforwards outlined above include net operating loss carryforwards net of an estimated IRC Section 382 limitation.   A more thorough analysis is required to determine the actual amount of such limitation.  To the extent there is a further limitation, there would be a further reduction in the deferred tax asset with an offsetting reduction in the valuation allowance.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The continuing impact and effects of the global outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company currently does not expect the outbreak will have a material adverse effect on our business or financial results at this time.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Restriction on Sale of Series #HONUS

The following restrictions apply to the #HONUS Series, imposed by the Asset Seller who was Issued 53% of the Series Interests upon Closing of the Offering.

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10-year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all Offerings, which have closed after the date of the financial statements through the date of this filing:

Series	Underlying Asset	Maximum Offering Size	Closing Date
#PUNK5883	Number 5883 Male CryptoPunk NFT	$600,000	1/6/2022
#POPEYE	1986 NES Popeye Video Game graded Wata 9.4 A+	$110,000	1/6/2022
#SMB2	1988 NES Super Mario Bros. 2 Video Game graded Wata 9.6 A++	$300,000	1/10/2022
#OBIWAN	1978 Kenner Star Wars Ben (Obi-Wan) Kenobi Action Figure graded AFA 85	$12,000	1/10/2022
#HAMILTON1	2020 Topps Dynasty Triple Relic #ILH Lewis Hamilton Autographed Patch Card graded PSA 10	$35,000	1/10/2022
#GIANNIS2	2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5	$415,000	1/18/2022
#03SERENA	2003 NetPro International Series #2A Serena Williams Autographed Patch Rookie Card graded BGS 8	$85,000	1/28/2022
#86BONDS	1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10	$8,000	1/27/2022
#MOBYDICK	1851 First Edition copy of Moby Dick by Herman Melville	$70,000	1/28/2022
#IPADPROTO	2009 Apple Prototype 1st Generation iPad	$13,000	1/27/2022
#BAYC4612	Number 4612 Bored Ape Yacht Club NFT with Laser Eyes	$700,000	1/31/2022
#FORTNITE	2017 PlayStation 4 Fortnite Video Game graded Wata 9.8 A+	$16,000	2/3/2022
#IROBOT	1950 First Edition copy of I, Robot by Isaac Asimov	$8,000	2/3/2022
#05RODGERS	2005 SP Authentic #252 Aaron Rodgers Autographed Jersey Rookie Card graded BGS 9.5	$56,000	2/3/2022
#18OSAKA	2018 Sports Illustrated For Kids Naomi Osaka Rookie Card graded PSA 9	$13,000	2/3/2022
#LEICAGOLD	1996 Leica M6 Gold ’King of Thailand' Camera in Condition ‘A’	$32,000	2/3/2022
#IOMMI	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	$65,000	2/7/2022
#MARIO64	1996 Nintendo 64 Super Mario 64 Video Game graded Wata 9.6 A++	$125,000	2/7/2022
#GWTW	1936 First Edition Inscribed copy of Gone With the Wind by Margaret Mitchell	$25,000	3/2/2022
#NEWWORLD	1932 First Edition copy of Brave New World by Aldous Huxley	$14,000	3/2/2022
#JAWA	1978 Kenner Star Wars Vinyl Cape Jawa Action Figure graded AFA 80	$27,000	3/2/2022

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#GWLETTER	1780 George Washington Handwritten Letter to his Director of Intelligence	$150,000	3/2/2022
#MARIOKART	1996 Nintendo 64 Mario Kart 64 Video Game graded Wata 9.4 A+	$75,000	3/2/2022
#96KOBE2	1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10	$225,000	3/3/2022
#BAYC8827	Number 8827 Bored Ape Yacht Club NFT with Trippy Fur	$820,000	3/3/2022
#SHOWCASE4	1956 Showcase #4 Comic Book published by D.C. Comics graded CGC 7.5	$77,000	3/3/2022
#MACALLAN2	40 Year Old Macallan Sherry Oak 2016 Release Single Malt Scotch Whisky	$30,000	3/22/2022
#DOOD6921	Number 6921 Doodle NFT	$44,000	3/22/2022
#92TIGER	1992 Nissan L.A. Open Tiger Woods Debut Ticket graded PSA 6	$70,000	3/22/2022
#15COBB	1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7	$77,000	3/22/2022
#HIRST1	Damien Hirst The Currency “Who’s really the king” NFT	$20,000	3/22/2022
#BRADBURY	1953 1st Edition Copy of Fahrenheit 451 by Ray Bradbury	$18,000	3/22/2022
#BEATLES2	1963 Beatles Signed Fan Club Card graded PSA Authentic	$25,000	3/22/2022
#SKYWALKER	1978 Kenner Star Wars Luke Skywalker Action Figure graded AFA 85	$17,500	3/29/2022
#85GPK2	Original 1985 Topps Garbage Pail Kids Series 1 Wax Box	$25,000	3/29/2022
#GRIFFEY2	1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10	$15,500	3/29/2022
#19HAALAND	2019 Topps Chrome Bundesliga #72 Erling Haaland Gold Refractor Rookie Card graded PSA 10	$45,000	3/29/2022
#MEGALODON	Carcharocles Megaladon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	$600,000	3/31/2022
#KELLER	1892 Book Inscribed by Helen Keller to Frances Cleveland	$15,000	4/8/2022
#GODFATHER	1971 Second Draft Screenplay of The Godfather by Mario Puzo and Francis Ford Coppola	$13,000	4/8/2022

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Dispositions Subsequent to the Current Period

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Initial Purchase Price	Carrying Value	Gain on Sale / (Loss)	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interests
#24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	3/21/2022	$270,000	$250,000	$250,006	$19,994	$2,480	$255,000 / $85.00	$268,500 / $89.50
#03LEBRON	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	1/31/2022	$56,000	$25,000	$25,000	$31,000	$6,195	$34,000 / $17.00	$50,320 / $25.16
#TOS39	1963 Tales of Suspense #39 CGC NM 9.4 comic book	1/31/2022	$240,000	$120,000	120,000	$120,000	$24,910	$135,000 / $45.00	$215,520 / $71.84
#51HOWE	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	1/28/2022	$52,000	$39,600	$39,600	$12,400	$2,392	$45,000 / $9.00	$50,600 / $10.12
#58PELE	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	2/11/2022	$1,331,269	$288,000	$288,000	$1,043,269	$218,313	$315,000 / $10.00	$1,113,525 / $35.35
#14KOBE	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	1/21/2022	$95,000	$69,300	$69,885	$25,115	$5,040	$78,000 / $8.00	$90,383 / $9.27
#17MAHOMES	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	1/24/2022	$350,000	$215,000	$215,000	$135,000	$27,812	$300,000 / $12.00	$322,500 / $12.90
Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01 (1)		1/10/2022	$28,000	$28,000	$28,000	$0	N/A	N/A	N/A
Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy (1)		1/31/2022	$240,889	$222,720	$222,720	$18,169	N/A	N/A	N/A
1957 Topps #35 Frank Robinson Rookie Card graded PSA MINT 9 (1)		2/15/2022	$48,000	$48,000	$48,000	$0	N/A	N/A	N/A
#14CARR (2)		1/8/2022	$6,500	$16,600	$6,500	$0	N/A	N/A	N/A
#POKEDEMO (3)		1/8/2022	$2,200	$26,400	$2,200	$0	N/A	N/A	N/A

(1)Underlying Asset was sold prior to any Offering.

(2)Impairment charge of $10,100 recorded at the end of the Current Period.

(3)Impairment charge of $24,200 recorded at the end of the Current Period.

RSE ARCHIVE, LLC

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Second Amended and Restated Limited Liability Company Agreement for RSE Archive, LLC (5)

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Amended and Restated Limited Liability Company Agreement for RSE Archive Manager, LLC (5)

Exhibit 3.1 – Form of Series Designation (4)

Exhibit 4.1 – Form of Subscription Agreement (9)

Exhibit 6.1 – Form of Asset Management Agreement (5)

Exhibit 6.2 – Amended and Restated Broker of Record Agreement (8)

Exhibit 6.3 – Amended and Restated Transfer Agent Agreement (8)

Exhibit 6.4 – Amended and Restated Upper90 Secured Demand Promissory Term Note (2)

Exhibit 6.5 – Upper90 Credit and Guaranty Agreement (3)

Exhibit 6.6 – Standard Form Bill of Sale (4)

Exhibit 6.7 – Standard Form Purchase Agreement (5)

Exhibit 6.8 – Standard Form of Purchase Option Agreement (7)

Exhibit 6.9 – Terms and Conditions Governing Purchase of Series #GHOST1 (8)

Exhibit 6.10 – Standard Form #2 Purchase Agreement (11)

Exhibit 6.11 – Standard Form #2 Purchase Option Agreement (11)

Exhibit 6.12 – NCPS PPEX ATS Company Agreement (10)

Exhibit 6.13 – Executing Broker Secondary Market Transactions Engagement Letter (10)

Exhibit 6.14 – Executing Broker Tools License Agreement (10)

Exhibit 6.15 – NCIT Software and Services License Agreement (10)

Exhibit 6.16 – Standard Form of Consignment Agreement (11)

Exhibit 8.1 – Amended and Restated Subscription Escrow Agreement (8)

Exhibit 8.2 – Amended and Restated Custody Agreement with DriveWealth, LLC (8)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on August 13, 2019 (File No. 024-11057)

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 16, 2019 (File No. 024-11057)

(3)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 4, 2019 (File No. 024-11057)

(4)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 21, 2019 (File No. 024-11057)

(5)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on November 15, 2019 (File No. 024-11057)

(6)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on December 5, 2019 (File No. 024-11057)

(7)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on February 7, 2020 (File No. 024-11057)

(8)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on May 26, 2020 (File No. 024-11057)

(9)Previously filed as an exhibit to the Company’s Form1-A/A filed with the Commission on July 10, 2020 (File No. 024-11057)

(10)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 15, 2020 (File No. 024-11057)

(11)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on November 10, 2020 (File No. 024-11057)

III-1

RSE ARCHIVE, LLC

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE ARCHIVE, LLC

By: RSE Markets, Inc., its managing member

 By: Rally Holdings LLC, its sole member

    By: RSE Markets, Inc., its sole member

By: /s/ George J. Leimer

Name: George J. Leimer

Title: Chief Executive Officer

Date: May 2, 2022

Pursuant to the requirements of Regulation A, this report has been signed by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George J. Leimer Name: George J. Leimer	Chief Executive Officer of RSE Markets, Inc. (Principal Executive Officer)	May 2, 2022

/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer)	May 2, 2022
RSE ARCHIVE MANAGER, LLC By: Rally Holdings LLC, its managing member By: RSE Markets, Inc., its sole member By: /s/ George J. Leimer Name: George J. Leimer Title: Chief Executive Officer	Managing Member	May 2, 2022